As filed with the Securities and Exchange Commission on April 27, 2010
REGISTRATION NO. 333-100475
811-04440

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 17

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment  No. 62

SUN LIFE (N.Y.) VARIABLE ACCOUNT C
(Exact Name of Registrant)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
 (Name of Depositor)

60 East 42nd Street, Suite 1115
New York, New York 10165
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: (212) 983-6352

Sandra M. DaDalt, Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park, SC 2335
Wellesley Hills, Massachusetts 02481
(Name and Address of Agent for Service)

Copies of Communications to:
Thomas C. Lauerman, Esq.
Jorden Burt LLP
1025 Thomas Jefferson Street, N.W.
Suite 400 East
Washington, D.C. 20007

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☑ on April 30, 2010 pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for previously filed post-effective amendment.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PART A

APRIL 30, 2010
SUN LIFE FINANCIAL MASTERS® ACCESS NY PROSPECTUS

Sun Life Insurance and Annuity Company of New York and Sun Life (N.Y.) Variable Account C offer the flexible payment deferred annuity contracts described in this Prospectus to individuals.

You may choose among a number of variable investment options and, when available, fixed interest options. Currently no fixed interest options are available other than those included in our dollar-cost averaging program. (See “Other Programs.”) The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the “Funds”):

Large-Cap Equity Funds	Emerging Markets Equity Funds
Columbia Marsico 21st Century Fund, Variable Series -	Lazard Retirement Emerging Markets Equity Portfolio,
B Class	Service Class
Columbia Marsico Growth Fund, Variable Series - B Class	MFS® Emerging Markets Equity Portfolio - S Class
Fidelity® Variable Insurance Products Fund Contrafund®	Specialty Sector Equity Fund
Portfolio - Service Class 2	MFS® Utilities Portfolio - S Class
Lord Abbett Series Fund Fundamental Equity	Specialty Sector Commodity Fund
Portfolio - Class VC1	PIMCO CommodityRealReturnTM Strategy
MFS® Core Equity Portfolio - S Class	Portfolio - Admin. Class
MFS® Value Portfolio - S Class	Real Estate Equity Fund
Mutual Shares Securities Fund - Class 2	Sun Capital Global Real Estate Fund - S Class
Oppenheimer Capital Appreciation Fund/VA -	Asset Allocation Funds
Service Shares	AllianceBernstein Balanced Wealth Strategy
SCSM Davis Venture Value Fund - S Class	Portfolio, Class B
SCSM WMC Large Cap Growth Fund - S Class	BlackRock Global Allocation V.I. Fund - Class III
SCSM Lord Abbett Growth & Income Fund - S Class	Fidelity® Variable Insurance Products Balanced
SCSM Oppenheimer Large Cap Core Fund - S Class	Portfolio - Service Class 2
Van Kampen Life Investment Trust Comstock Portfolio -	Franklin Income Securities Fund - Class 2
Class II4	MFS® Global Tactical Allocation Portfolio - S Class
Mid-Cap Equity Funds	MFS® Total Return Portfolio - S Class
Fidelity® Variable Insurance Products Fund Mid Cap	PIMCO Global Multi-Asset Portfolio - Advisor Class
Portfolio - Service Class 2	SCSM Ibbotson Balanced Fund - S Class
Lord Abbett Series Fund Growth Opportunities	SCSM Ibbotson Growth Fund- S Class
Portfolio - Class VC	SCSM Ibbotson Moderate Fund - S Class
SCSM WMC Blue Chip Mid Cap Fund - S Class	Universal Institutional Funds, Inc. - Equity and Income
SCSM Goldman Sachs Mid Cap Value Fund - S Class	Portfolio - Class II4
Universal Institutional Funds, Inc. - Mid Cap Growth	Target Date Funds
Portfolio - Class II	Fidelity® Variable Insurance Products Fund Freedom
Universal Institutional Funds, Inc. - U.S. Mid Cap Value	2015 Portfolio - Service Class 2
Portfolio - Class II4	Fidelity® Variable Insurance Products Fund Freedom
Small-Cap Equity Funds	2020 Portfolio - Service Class 2
Franklin Small Cap Value Securities Fund - Class 2	Money Market Fund
SCSM Columbia Small Cap Value Fund - S Class2	Sun Capital Money Market Fund® - S Class
SCSM Invesco Small Cap Growth Fund - S Class3	Short-Term Bond Fund
SCSM Oppenheimer Main Street Small Cap Fund - S Class	SCSM Goldman Sachs Short Duration Fund - S Class
International/Global Equity Funds	Intermediate-Term Bond Funds
AllianceBernstein International Growth Portfolio, Class B	MFS® Bond Portfolio - S Class
SCSM AllianceBernstein International Value Fund - S Class	MFS® Government Securities Portfolio - S Class
Columbia Marsico International Opportunities Fund,	SCSM PIMCO Total Return Fund - S Class
Variable Series - B Class	Sun Capital Investment Grade Bond Fund® - S Class
MFS® International Growth Portfolio - S Class	Inflation Protected Bond Fund
MFS® International Value Portfolio - S Class	SCSM BlackRock Inflation Protected Bond Fund - S Class
MFS® Research International Portfolio - S Class	Multi-Sector Bond Fund
Oppenheimer Global Securities Fund/VA - Service Shares	Franklin Strategic Income Securities Fund - Class 2
Templeton Growth Securities Fund - Class 2	High Yield Bond Fund
International/Global Small/Mid-Cap Equity Fund	SCSM PIMCO High Yield Fund - S Class
First Eagle Overseas Variable Fund	Emerging Markets Bond Fund
PIMCO Emerging Markets Bond Portfolio -
Admin. Class

1 Formerly Lord Abbett Series Fund All Value Portfolio - Class VC.
2 Formerly SCSM Dreman Small Cap Value Fund - S Class.
3 Formerly SCSM AIM Small Cap Growth Fund - S Class.
4 On May 11, 2010, shareholders of the Van Kampen Life Investment Trust Comstock Portfolio, Universal Institutional Funds, Inc. - Equity and Income Portfolio and Universal Institutional Funds, Inc. - U.S. Mid Cap Value Portfolio will vote on proposals to reorganize each of these portfolios into new funds of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco Van Kampen V.I. Comstock Fund, Invesco Van Kampen V.I. Equity and Income Fund, and Invesco Van Kampen V.I. Mid Cap Value Fund, respectively.

Not all of these Funds may be available to you as an investment option under your Contract. Please see “Variable Account Options: The Funds.”

Please refer to the appendix entitled “Previously Available Investment Options” for information about certain Funds that are no longer available in connection with new Contracts being issued, but that are still available under certain Contracts that are already outstanding.

Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contract and the Funds.

We have filed a Statement of Additional Information dated April 30, 2010 (the “SAI”) with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 50 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our “Annuity Service Address”) or by telephoning (800) 447-7569. In addition, you can inspect and copy all of our filings at the SEC's public reference facilities at: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC will provide copies by mail for a fee. The SEC also maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following service address: Sun Life Insurance And Annuity Company of New York, P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

TABLE OF CONTENTS

SPECIAL TERMS [INSERT PAGE NUMBER]
PRODUCT HIGHLIGHTS [INSERT PAGE NUMBER]
FEES AND EXPENSES [INSERT PAGE NUMBER]
EXAMPLE [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]
THE ANNUITY CONTRACT [INSERT PAGE NUMBER]
COMMUNICATING TO US ABOUT YOUR CONTRACT [INSERT PAGE NUMBER]
Electronic Account Information [INSERT PAGE NUMBER]
SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK [INSERT PAGE NUMBER]
THE VARIABLE ACCOUNT [INSERT PAGE NUMBER]
VARIABLE ACCOUNT OPTIONS: THE FUNDS [INSERT PAGE NUMBER]
THE FIXED ACCOUNT [INSERT PAGE NUMBER]
THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS [INSERT PAGE NUMBER]
Guarantee Periods [INSERT PAGE NUMBER]
Guaranteed Interest Rates [INSERT PAGE NUMBER]
THE ACCUMULATION PHASE [INSERT PAGE NUMBER]
Issuing Your Contract [INSERT PAGE NUMBER]
Amount and Frequency of Purchase Payments [INSERT PAGE NUMBER]
Allocation of Net Purchase Payments [INSERT PAGE NUMBER]
Your Account [INSERT PAGE NUMBER]
Your Account Value [INSERT PAGE NUMBER]
Variable Account Value [INSERT PAGE NUMBER]
Fixed Account Value [INSERT PAGE NUMBER]
Transfer Privilege [INSERT PAGE NUMBER]
Waivers; Reduced Charges; Special Guaranteed Interest Rates [INSERT PAGE NUMBER]
Other Programs [INSERT PAGE NUMBER]
WITHDRAWALS [INSERT PAGE NUMBER]
Cash Withdrawals [INSERT PAGE NUMBER]
CONTRACT CHARGES [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Administrative Expense Charge and Distribution Fee [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Charges for Optional Benefits [INSERT PAGE NUMBER]
Premium Taxes [INSERT PAGE NUMBER]
Fund Expenses [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT: SUN INCOME RISERSM[INSERT PAGE NUMBER]
Determining Your Withdrawal Benefit Base [INSERT PAGE NUMBER]
Determining Your Annual Withdrawal Amount [INSERT PAGE NUMBER]
How SIR Works [INSERT PAGE NUMBER]
Withdrawals Under SIR [INSERT PAGE NUMBER]
Cost of SIR [INSERT PAGE NUMBER]
Step-Up Under SIR [INSERT PAGE NUMBER]
Cancellation of SIR [INSERT PAGE NUMBER]
Death of Owner Under SIR [INSERT PAGE NUMBER]
Annuitization Under SIR [INSERT PAGE NUMBER]
Tax Issues Under SIR [INSERT PAGE NUMBER]
DESIGNATED FUNDS [INSERT PAGE NUMBER]
BUILD YOUR OWN PORTFOLIO [INSERT PAGE NUMBER]
DEATH BENEFIT [INSERT PAGE NUMBER]
Amount of Death Benefit [INSERT PAGE NUMBER]
The Basic Death Benefit [INSERT PAGE NUMBER]
Optional Death Benefit [INSERT PAGE NUMBER]
Spousal Continuance [INSERT PAGE NUMBER]
Calculating the Death Benefit [INSERT PAGE NUMBER]
Method of Paying Death Benefit [INSERT PAGE NUMBER]
Non-Qualified Contracts [INSERT PAGE NUMBER]
Selection and Change of Beneficiary [INSERT PAGE NUMBER]
Payment of Death Benefit [INSERT PAGE NUMBER]
THE INCOME PHASE - ANNUITY PROVISIONS [INSERT PAGE NUMBER]
Selection of Annuitant(s) [INSERT PAGE NUMBER]
Selection of the Annuity Commencement Date [INSERT PAGE NUMBER]
Annuity Options [INSERT PAGE NUMBER]
Selection of Annuity Option [INSERT PAGE NUMBER]
Amount of Annuity Payments [INSERT PAGE NUMBER]
Exchange of Variable Annuity Units [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Annuity Payment Rates [INSERT PAGE NUMBER]
Annuity Options as Method of Payment for Death Benefit [INSERT PAGE NUMBER]
OTHER CONTRACT PROVISIONS [INSERT PAGE NUMBER]
Exercise of Contract Rights [INSERT PAGE NUMBER]
Change of Ownership [INSERT PAGE NUMBER]
Voting of Fund Shares [INSERT PAGE NUMBER]
Reports to Owners [INSERT PAGE NUMBER]
Substitution of Securities [INSERT PAGE NUMBER]
Change in Operation of Variable Account [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Reservation of Rights [INSERT PAGE NUMBER]
Right to Return [INSERT PAGE NUMBER]
TAX PROVISIONS [INSERT PAGE NUMBER]
ADMINISTRATION OF THE CONTRACT [INSERT PAGE NUMBER]
DISTRIBUTION OF THE CONTRACT [INSERT PAGE NUMBER]
AVAILABLE INFORMATION [INSERT PAGE NUMBER]
STATE REGULATION [INSERT PAGE NUMBER]
LEGAL PROCEEDINGS [INSERT PAGE NUMBER]
FINANCIAL STATEMENTS [INSERT PAGE NUMBER]
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION [INSERT PAGE NUMBER]
APPENDIX A - GLOSSARY [INSERT PAGE NUMBER]
APPENDIX B - CALCULATION OF BASIC DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX C - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS [INSERT PAGE NUMBER]
APPENDIX D - SECURED RETURNS FOR LIFE PLUSSM[INSERT PAGE NUMBER]
APPENDIX E - RETIREMENT INCOME ESCALATORSM[INSERT PAGE NUMBER]
APPENDIX F - Income ON Demand®[INSERT PAGE NUMBER]
APPENDIX G - Income ON Demand® II [INSERT PAGE NUMBER]
APPENDIX H - Income ON Demand® II Plus [INSERT PAGE NUMBER]
APPENDIX I - RETIREMENT INCOME ESCALATORSM II [INSERT PAGE NUMBER]
APPENDIX J - Income ON Demand® II Escalator [INSERT PAGE NUMBER]
APPENDIX K- RETIREMENT ASSET PROTECTORSM[INSERT PAGE NUMBER]
APPENDIX – L Income ON Demand® III Escalator [INSERT PAGE NUMBER]
APPENDIX M - Build Your Own Portfolio [INSERT PAGE NUMBER]
APPENDIX N - CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

Sun Life Financial Masters® Access NY provides a number of important benefits for your retirement planning. During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing an optional death benefit, at an additional cost.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $20,000 or the maximum annual Individual Retirement Annuity contribution, unless we waive these limits. You can make additional Purchase Payments at any time during the Accumulation Phase. However, if you are participating in an optional living benefit, you may make Purchase Payments only during your first Contract Year. Currently there is no minimum amount required for additional Purchase Payments. However, we reserve the right to limit additional Purchase Payments to at least $1,000. We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.

Variable Account Options: The Funds

You can allocate your Purchase Payments among Sub-Accounts investing in a number of Fund options. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money. You can make transfers among the Funds and, if available, the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

From time to time, we make Fixed Account options available. When we do, you can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the available Guarantee Periods. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate required by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers or renewals into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Contract Anniversary, we deduct a $30 Annual Account Fee. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Contract Year.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.35% of the average daily value of the Contract invested in the Variable Account. If you purchased your Contract prior to March 5, 2007 and you were 76 years or older on the Open Date, we deduct this charge at an annual rate of 1.55% of the average daily value of the Contract invested in the Variable Account.

We also deduct an administrative charge at an annual rate of 0.15% of the average daily value and a distribution fee at an annual rate of 0.20% of the average daily value of the Contract invested in the Variable Account.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

If you elect the optional death benefit, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account at an annual rate of 0.40% of the average daily value of your Contract.

If you elect the optional living benefit, we will assess a periodic charge and the annual amount of the charge in no case exceeds 1.10% of the highest benefit base during the year.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefits

At issue, you may choose to participate in the optional living benefit available under your Contract. Sun Income Riser offers a guaranteed withdrawal benefit with an opportunity for a bonus to be added to your benefit base if you defer taking withdrawals during a specified time period under your Contract.

Sun Income Riser is available only if you are age 80 or younger on the Open Date. If you purchase Sun Income Riser, your investment choices are limited to the Designated Funds. Sun Income Riser terminates if you annuitize or if you transfer any portion of your Account Value to an investment option other than one of the “Designated Funds.” In addition, a change of ownership may also terminate Sun Income Riser. Under Sun Income Riser, you may make Purchase Payments only during your first Contract Year. Withdrawals taken in excess of prescribed amounts, or withdrawals taken prior to prescribed dates, may severely decrease your Account Value or cause your Contract to terminate without value. Sun Income Riser allows you to “step-up” your guaranteed amount on an annual basis, if eligible.

In addition to the currently available optional living benefit listed above, nine other optional living benefits were previously available. Although these optional living benefits are no longer being issued, they are still in force under many Contracts that are already outstanding. Each of these optional living benefits is discussed in a separate Appendix at the end of this prospectus:

Appendix D - Secured Returns for Life Plus	Appendix I - Retirement Income Escalator II
Appendix E - Retirement Income Escalator	Appendix J - Income ON Demand II Escalator
Appendix F - Income ON Demand	Appendix K - Retirement Asset Protector
Appendix G - Income ON Demand II	Appendix L - Income ON Demand III Escalator
Appendix H - Income ON Demand II Plus

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options. If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the Maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment option.

During the Income Phase, the total insurance charges are deducted on a daily basis at an annual rate of 1.70% of your Account Value invested in the Variable Account.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon whether you choose the basic death benefit or, for a fee, the optional death benefit. The basic death benefit pays the greater of your Account Value, and your total Purchase Payments (adjusted for withdrawals), both calculated as of your Death Benefit Date. If you are younger than age 75 on the Open Date, you may purchase the Maximum Anniversary Account Value (“MAV”) optional death benefit which pays the greater of the basic death benefit and the highest Account Value on any Contract Anniversary (adjusted for withdrawals) prior to age 81. You must make your election before the date on which your Contract becomes effective. Your death benefit election may not be changed after your Contract is issued.

Withdrawals

You can withdraw money from your Contract at any time during the Accumulation Phase without the imposition of a withdrawal charge. Furthermore, no withdrawal charge is imposed upon annuitization. You may, however, have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a “free look” provision. If you cancel your Contract within 10 days after receiving it, we will send you your Account Value as of the day we receive your cancellation request, in good order. (This amount may be more or less than the original Purchase Payment.) We will not deduct a withdrawal charge.

Tax Provisions

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59½ when you take money out, you may be charged a 10% federal tax penalty on taxable amounts.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contracts, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at a lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

Sun Life Insurance and Annuity Company of New York
P. O. Box 9133
Wellesley Hills, Massachusetts 02481
Toll Free (800) 447-7569
www.sunlife.com

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Purchase Payments):	0%

Maximum Withdrawal Charge (as a percentage of Purchase Payments):	0%

Maximum Fee Per Transfer (currently $0):	$ 15

Premium Taxes (as a percentage of Account Value or total Purchase Payments):	0%1

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 302

Variable Account Annual Expenses
(as a percentage of net Variable Account assets) 3

Mortality and Expense Risks Charge:	1.35%4
Administrative Expenses Charge:	0.15%
Distribution Fee:	0.20%

Total Variable Account Annual Expenses (without optional benefits):	1.70%

Charge for Optional Death Benefit Feature

Maximum Annual Charge for the Maximum Anniversary Account Value Death Benefit (“MAV”): (as a percentage of Account Value)	0.40%5

Charges for Optional Living Benefit Features

Living Benefits Currently Available6	Maximum Annual Fee7
Sun Income Riser Living Benefit (as a percentage of the highest Withdrawal Benefit Base8 during the Contract Year):	1.10%

Living Benefits Previously Available10	Maximum Annual Fee
Secured Returns for Life Plus Living Benefit (as a percentage of the highest Account Value during the Contract Year):	0.50%11
Retirement Income Escalator Living Benefit (as a percentage of the highest Withdrawal Benefit Base8 during the Contract Year):	0.95%11
Income ON Demand Living Benefit (as a percentage of the highest Income Benefit Base12 during the Contract Year):	0.85%11
Income ON Demand II Living Benefit (as a percentage of the highest Fee Base9 during the Contract Year):	0.85%11
Income ON Demand II Plus Living Benefit (as a percentage of the highest Fee Base9 during the Contract Year):	1.15%11
Retirement Income Escalator II Living Benefit (as a percentage of the highest Withdrawal Benefit Base8 during the Contract Year):	1.15%11
Income ON Demand II Escalator Living Benefit (as a percentage of the highest Fee Base9 during the Contract Year):	1.15%11
Retirement Asset Protector Living Benefit (as a percentage of the highest Retirement Asset Protector Benefit Base13 during the Contract Year):	0.75%11
Income ON Demand III Escalator Living Benefit (as a percentage of the highest Fee Base9 during the Contract Year):	1.30%11

Maximum Annual Charge for an Optional Living Benefit (as a percentage of highest applicable fee base during the Contract Year):	1.30%

Total Variable Account Annual Expenses (1.70%) plus Maximum Charge for the Optional Death Benefit (0.40%) and an Optional Living Benefit (1.30%):	3.40%14,15

The table below shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement16	0.72%	2.59%

1
The premium tax rate and base vary between 0% and 3.5% depending on your state of residence and the type of Contract you own. In New York, there currently is no premium tax. (See “Contract Charges -- Premium Taxes.”)

2
The Annual Account Fee is waived if 100% of your Account Value has been allocated to the Fixed Account during the entire Contract Year or if your Account Value is $100,000 or more on your Contract Anniversary. (See “Account Fee.”)

3
All of the Variable Account Annual Expenses, except for the charges for optional living benefits, are assessed as a percentage of average daily net Variable Account assets. The charge for each optional living benefit is assessed on a quarterly basis.

4
For Contracts purchased prior to March 5, 2007, the rate of this charge is 1.55% if you were age 76 or older on the Contract's Open Date. In that case, the rate for “Total Variable Account Annual Expenses (without optional benefits)” would be 1.90%.

5
The MAV optional death benefit is described under “Death Benefit.” It is currently available only if you are younger than age 75 on the Open Date. For Contracts purchased prior to August 17, 2009, the MAV death benefit was available to Owners younger than age 80 on the Open Date, at a cost of 0.20% of average daily net assets of the Variable Account Value.

6
As discussed under “OPTIONAL LIVING BENEFIT: SUN INCOME RISER,” if you elect to increase or renew certain benefits under Sun Income Riser, we have the right to increase the rate of the charge to what we are then charging on newly issued riders of the same type or to a rate based on then-current market conditions.

7
The charges shown are assessed and deducted quarterly based upon the applicable fee base, taken on the last day of each Account Quarter. Your actual charges may be less than the maximum stated above. See “Cost of SIR.”

8
The Withdrawal Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. See “OPTIONAL LIVING BENEFIT: SUN INCOME RISER,” “APPENDIX E - RETIREMENT INCOME ESCALATOR,” and “APPENDIX I -RETIREMENT INCOME ESCALATOR II.”

9
The Fee Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. See “APPENDIX G - Income ON Demand II,” “APPENDIX H - Income ON Demand II Plus,” “APPENDIX J – Income ON Demand II Escalator,” and APPENDIX L – Income ON Demand III Escalator.”

10
The previously available optional living benefits are described in Appendices D through L. If you elect to increase certain benefits under any of the living benefits, we have the right to increase the rate of the charge based on then-current market conditions. (See the “Step-Up” sections in Appendices D through L.) Under these outstanding Contracts, you were permitted to select only one optional living benefit.

11
The charges shown are assessed and deducted quarterly based upon the applicable fee base, taken on the last day of each Account Quarter. Your actual charges may be less than the maximum stated above. (See Appendices D through L.) For Contracts purchased prior to February 17, 2009, the Maximum Annual Fees for Retirement Income Escalator II, Income ON Demand II Escalator, and Retirement Asset Protector were initially set at 1.00%, 1.00%, and 0.35%, respectively. Those fees will not change on those earlier Contracts, unless the Owner consents in writing to the higher fees as described under “Step-Up” section in Appendices I through K.

12	The Income Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. See “APPENDIX F – Income ON Demand.”

13	The Retirement Asset Protector Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. See “APPENDIX K - RETIREMENT ASSET PROTECTOR.”

14
This amount assumes that MAV (0.40%) was selected and the Income ON Demand III Escalator Optional Living Benefit with joint-life coverage (1.30%) was also selected (in addition to the 1.35% Mortality and Expense Risk Charge, the 0.15% Administrative Expense Charge, and the 0.20% Distribution Fee). It also assumes that the living benefit’s initial fee base is equal to the initial Purchase Payment. If the fee base changes, the charge for your optional living benefit and your Total Variable Account Annual Expenses would be higher or lower.

15
This chart shows your Total Variable Account Expenses before you annuitize your Contract. As stated in “Amount of Annuity Payments,” after you annuitize your Contract, your insurance charges will be at an annual rate of 1.70% of average daily net Variable Account assets. This means that, after you annuitize, we will not deduct the Mortality and Expense Risks Charges; nor will we deduct the charges for any optional living or death benefit features. Instead, the 1.70% insurance charge compensates us for ongoing administrative expenses. It includes the Administrative Expenses Charge and the Distribution Fee.

16
The expenses shown, which include any acquired fund fees and expenses, are those incurred for the year ended December 31, 2009. Current or future expenses may be greater or less than those shown. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the Fund prospectuses.

WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE FUND EXPENSE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract combines the features producing the highest maximum charges, including the MAV optional death benefit and the most expensive optional living benefit (Income ON Demand III Escalator with joint-life coverage). If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the Annual Account Fee to a percentage, the Example assumes an average Contract size of $30,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$606	$1,826	$3,052	$6,125

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$606	$1,826	$3,052	$6,125

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years

$606	$1,826	$3,052	$6,125

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (“Variable Accumulation Units”) is included in the back of this Prospectus as Appendix N.

THE ANNUITY CONTRACT

Sun Life Insurance and Annuity Company of New York and Sun Life (N.Y.) Variable Account C (the “Variable Account”) offer the Contract on an individual basis for use in connection with retirement planning. Annuities are long-term investment vehicles designed for retirement planning, and are not suitable for short-term investing or speculation. Persons wishing to employ such strategies should not purchase a Contract. We issue the Contract directly to the individual Owner of the Contract. In this Prospectus, unless we state otherwise, we address Owners of Contracts as “you.” For the purpose of determining benefits under the Contracts, we establish an Account for each Owner, which we will refer to as “your” Account.

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make Payments under the Contract and allocate them to one or more of the Variable Account or, if available, the Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

Your Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing the optional death benefit for an additional charge. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from the different types of investments you select under your Contract. With these variable options, you assume all investment risk under your Contract. When you choose the Fixed Annuity option, we assume the investment risk. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that required by law.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as “Qualified Contracts,” and all other Contracts as “Non-Qualified Contracts.” A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

Some broker/dealers may limit their clients from purchasing some optional benefits based upon the client's age. Your individual representative will describe any such limitations. You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Service Address as set forth at the beginning of this Prospectus. For all telephone communications, you must call (800) 447-7569.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Service Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after the close of regular trading on the New York Stock Exchange, which is normally 4:00 p.m., Eastern Time. In some cases, receipt of requests for financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us. This would include only cases where we have a specific agreement with the broker-dealer that provides for this treatment and the broker-dealer electronically forwards to us the request promptly after the end of the Business Day on which it receives the request in good order. For information about whether we have this type of arrangement with your broker-dealer, you may call us at the above number.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

Electronic Account Information

You may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format, instead of receiving paper copies of these documents.  You may enroll in this optional electronic delivery service by visiting www.sunlife.com and selecting "Individuals" from the "Access your account" dropdown.  This service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our Annuity Mailing Address or by telephone at (800) 752-7215.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

We are a stock life insurance company incorporated under the laws of New York on May 25, 1983. We do business primarily in New York. Our Home Office is located at 60 East 42nd Street, Suite 1115, New York, New York 10165.

We are ultimately controlled by Sun Life Financial Inc. (“Sun Life Financial”). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on October 18, 1985, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under New York insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefits, and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

Large-Cap Equity Funds	Emerging Markets Equity Funds
Columbia Marsico 21st Century Fund, Variable Series -	Lazard Retirement Emerging Markets Equity Portfolio,
B Class	Service Class
Columbia Marsico Growth Fund, Variable Series - B Class	MFS® Emerging Markets Equity Portfolio - S Class
Fidelity® Variable Insurance Products Fund Contrafund®	Specialty Sector Equity Fund
Portfolio - Service Class 25	MFS® Utilities Portfolio - S Class
Lord Abbett Series Fund Fundamental Equity	Specialty Sector Commodity Fund
Portfolio - Class VC7	PIMCO CommodityRealReturnTM Strategy
MFS® Core Equity Portfolio - S Class	Portfolio - Admin. Class4
MFS® Value Portfolio - S Class	Real Estate Equity Fund
Mutual Shares Securities Fund - Class 2	Sun Capital Global Real Estate Fund - S Class
Oppenheimer Capital Appreciation Fund/VA -	Asset Allocation Funds
Service Shares	AllianceBernstein Balanced Wealth Strategy
SCSM Davis Venture Value Fund - S Class	Portfolio, Class B3
SCSM WMC Large Cap Growth Fund - S Class	BlackRock Global Allocation V.I. Fund - Class III
SCSM Lord Abbett Growth & Income Fund - S Class	Fidelity® Variable Insurance Products Balanced
SCSM Oppenheimer Large Cap Core Fund - S Class	Portfolio - Service Class 25
Van Kampen Life Investment Trust Comstock Portfolio -	Franklin Income Securities Fund - Class 2
Class II10	MFS® Global Tactical Allocation Portfolio - S Class
Mid-Cap Equity Funds	MFS® Total Return Portfolio - S Class
Fidelity® Variable Insurance Products Fund Mid Cap	PIMCO Global Multi-Asset Portfolio - Advisor Class1,4
Portfolio - Service Class 25	SCSM Ibbotson Balanced Fund - S Class1
Lord Abbett Series Fund Growth Opportunities	SCSM Ibbotson Growth Fund- S Class1
Portfolio - Class VC	SCSM Ibbotson Moderate Fund - S Class1
SCSM WMC Blue Chip Mid Cap Fund - S Class	Universal Institutional Funds, Inc. - Equity and Income
SCSM Goldman Sachs Mid Cap Value Fund - S Class	Portfolio - Class II10
Universal Institutional Funds, Inc. - Mid Cap Growth	Target Date Funds
Portfolio - Class II6	Fidelity® Variable Insurance Products Fund Freedom
Universal Institutional Funds, Inc. - U.S. Mid Cap Value	2015 Portfolio - Service Class 21, 5
Portfolio - Class II10	Fidelity® Variable Insurance Products Fund Freedom
Small-Cap Equity Funds	2020 Portfolio - Service Class 21, 5
Franklin Small Cap Value Securities Fund - Class 2	Money Market Fund
SCSM Columbia Small Cap Value Fund - S Class8	Sun Capital Money Market Fund® - S Class
SCSM Invesco Small Cap Growth Fund - S Class9	Short-Term Bond Fund
SCSM Oppenheimer Main Street Small Cap Fund - S Class	SCSM Goldman Sachs Short Duration Fund - S Class
International/Global Equity Funds	Intermediate-Term Bond Funds
AllianceBernstein International Growth Portfolio, Class B3	MFS® Bond Portfolio - S Class
SCSM AllianceBernstein International Value Fund - S Class	MFS® Government Securities Portfolio - S Class
Columbia Marsico International Opportunities Fund,	SCSM PIMCO Total Return Fund - S Class
Variable Series - B Class	Sun Capital Investment Grade Bond Fund® - S Class
MFS® International Growth Portfolio - S Class	Inflation Protected Bond Fund
MFS® International Value Portfolio - S Class	SCSM BlackRock Inflation Protected Bond Fund - S Class
MFS® Research International Portfolio - S Class	Multi-Sector Bond Fund
Oppenheimer Global Securities Fund/VA - Service Shares	Franklin Strategic Income Securities Fund - Class 2
Templeton Growth Securities Fund - Class 2	High Yield Bond Fund
International/Global Small/Mid-Cap Equity Fund	SCSM PIMCO High Yield Fund - S Class
First Eagle Overseas Variable Fund2	Emerging Markets Bond Fund
PIMCO Emerging Markets Bond Portfolio -
Admin. Class4

1
These are Fund of Funds options and expenses of the Fund include the Fund level expenses of the underlying Funds as well. These Funds may be more expensive than Funds that do not invest in other Funds.

2	First Eagle Overseas Variable Fund does not have different share classes.
3
In marketing materials and other documents, the AllianceBernstein funds may be referred to as follows: AllianceBernstein VPS Balanced Wealth Strategy Portfolio and AllianceBernstein VPS International Growth Portfolio.

4
In marketing materials and other documents, the PIMCO portfolios may be referred to as follows: PIMCO VIT CommodityRealReturnTM Strategy Portfolio, PIMCO VIT Global Multi-Asset Portfolio, and PIMCO VIT Emerging Markets Bond Portfolio.

5
In marketing materials and other documents, the Fidelity® funds may be referred to as follows: Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Balanced Portfolio, Fidelity® VIP Freedom 2015 Portfolio, and Fidelity® VIP Freedom 2020 Portfolio.

6	In marketing materials and other documents, the Universal Institutional Funds may be referred to as Morgan Stanley UIF Mid Cap Growth Portfolio.
7	Formerly Lord Abbett Series Fund All Value Portfolio - Class VC.
8	Formerly SCSM Dreman Small Cap Value Fund - S Class.
9	Formerly SCSM AIM Small Cap Growth Fund - S Class.
10
On May 11, 2010, shareholders of the Van Kampen Life Investment Trust Comstock Portfolio, Universal Institutional Funds, Inc. - Equity and Income Portfolio and Universal Institutional Funds, Inc. - U.S. Mid Cap Value Portfolio will vote on proposals to reorganize each of these portfolios into new funds of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco Van Kampen V.I. Comstock Fund, Invesco Van Kampen V.I. Equity and Income Fund, and Invesco Van Kampen V.I. Mid Cap Value Fund, respectively.

AllianceBernstein L.P. advises the portfolios of the AllianceBernstein Variable Products Series Fund, Inc. Columbia Management Investment Advisers, LLC, advises the Columbia Funds (with Marsico Capital Management, LLC, sub-advising the Columbia Marsico Funds). BlackRock Advisors, LLC advises BlackRock Global Allocation V.I. Fund (with BlackRock Investment Management, LLC and BlackRock International Limited serving as sub-advisers). Fidelity Management & Research Company advises Fidelity® VIP Portfolios; Fidelity® VIP Contrafund® Portfolio and Fidelity® VIP Mid Cap Portfolio (sub-advised by FMR Co. Inc., Fidelity Research & Analysis Company, Fidelity Management & Research (U.K.) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited); and Fidelity® VIP Balanced Portfolio (sub-advised by Fidelity Investments Money Management, Inc., FMR Co. Inc., Fidelity Research & Analysis Company, Fidelity Management & Research (U.K.) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited). First Eagle Investment Management, LLC advises the First Eagle Overseas Variable Fund. Franklin Advisers, Inc. advises Franklin Income Securities Fund and Franklin Strategic Income Securities Fund. Franklin Advisory Services, LLC advises the Franklin Small Cap Value Securities Fund. Franklin Mutual Advisers, LLC advises Mutual Shares Securities Fund. Lazard Asset Management LLC advises the Lazard Retirement Portfolio. Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios. Massachusetts Financial Services Company, our affiliate, advises the MFS® Portfolios. Morgan Stanley Investment Management Inc. advises the portfolios of The Universal Institutional Funds, Inc. Pacific Investment Management Company LLC advises the PIMCO Variable Insurance Trust Portfolios. OppenheimerFunds, Inc. advises the Oppenheimer Funds. Strategic Advisers, Inc. advises the Fidelity® VIP Freedom Portfolios. Sun Capital Advisers, LLC, our affiliate, advises the Sun Capital Funds; SCSM BlackRock Inflation Protected Bond Fund (sub-advised by BlackRock Financial Management, Inc.); SCSM Davis Venture Value Fund (sub-advised by Davis Selected Advisers, L.P.); SCSM Oppenheimer Main Street Small Cap Fund and SCSM Oppenheimer Large Cap Core Fund (sub-advised by OppenheimerFunds, Inc.); SCSM Lord Abbett Growth & Income Fund (sub-advised by Lord, Abbett & Co. LLC); SCSM Goldman Sachs Mid Cap Value Fund and SCSM Goldman Sachs Short Duration Fund (sub-advised by Goldman Sachs Asset Management, L.P.); SCSM Ibbotson Balanced Fund, SCSM Ibbotson Growth Fund, and SCSM Ibbotson Moderate Growth Fund (sub-advised by Ibbotson Associates, Inc.); SCSM PIMCO High Yield Fund and SCSM PIMCO Total Return Fund (sub-advised by Pacific Investment Management Company LLC); SCSM WMC Blue Chip Mid Cap Fund and SCSM WMC Large Cap Growth Fund (sub-advised by Wellington Management Company, LLP); SCSM Invesco Small Cap Growth Fund (sub-advised by Invesco Advisers, Inc.); SCSM Columbia Small Cap Value Fund (sub-advised by Columbia Management Investment Advisers, LLC); and the SCSM AllianceBernstein International Value Fund (sub-advised by AllianceBernstein L.P.). Templeton Global Advisors Limited advises Templeton Growth Securities Fund (sub-advised by Templeton Asset Management Limited). Van Kampen Asset Management advises the Van Kampen Life Investment Trust Portfolio.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as a Statement of Additional Information for each Fund, may be obtained without charge from the Company by calling (800) 447-7569 or by writing to Sun Life Insurance and Annuity Company of New York, P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Owners, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Lord Abbett Series Trust Portfolios, which are paid from Fund assets and reflected under “Fees and Expenses.”

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

THE FIXED ACCOUNT

The Fixed Account is made up of general account assets of the Company. Amounts you allocate to the Fixed Account will be available to fund the claims of all classes of our customers, including claims for benefits under the Contracts. Any obligations of the Fixed Account will be paid first from those assets allocated to the Fixed Account and the excess, if any, will be paid from the general account of the Company. Our obligations to you under any Guarantee Periods, or optional living benefits you select, likewise represent claims against our general assets.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by New York State insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable New York state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

Guarantee Periods

You may elect one or more Guarantee Periods from those we make available from time to time. When available, we may offer Guarantee Periods of different durations; however, we may stop offering some or all Guarantee Periods at any time. Once we stop offering a Guarantee Period, allocations, transfers or renewals into that Guarantee Period will not be permitted. In addition, we reserve the right not to make any Guarantee Periods available. In such event, Guarantee Periods already then in existence will be unaffected, although any renewals thereof will be made into the Money Market Sub-Account. We may choose to exercise this right before the Open Date or at some later time. At any time, we can reverse our decision to exercise this right.

Guaranteed Interest Rates

We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by state law. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the Owner dies before the Annuity Commencement Date.

Issuing Your Contract

When we receive your Application, we “open” the Contract. We refer to this date as the “Open Date.” When we receive your initial Purchase Payment, we “issue” your Contract. We refer to this date as the “Issue Date.”

We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary. However, we will not accept an initial Purchase Payment of less than $20,000 or the maximum annual Individual Retirement Annuity (“IRA”) contribution, unless we waive these limits. Although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. We reserve the right to refuse Purchase Payments received more than 5 years after your Issue Date or after your 70th birthday, whichever is later. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase. Additional restrictions may apply if you purchased an optional living benefit. If you are participating in an optional living benefit, you may make Purchase Payments only during your first Contract Year.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available, but we reserve the right to limit any allocation to a Guarantee Period to at least $1,000.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. You may change the allocation factors for future Purchase Payments by sending us notice of the change as required. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see “Contract Charges -- Premium Taxes”). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract (“Variable Account Value”) and the Fixed Account portion of your Contract (“Fixed Account Value”). These 2 components are calculated separately, as described under “Variable Account Value” and “Fixed Account Value.”

Variable Account Value

Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a “Valuation Period.” On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor, which we call the Net Investment Factor, which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges, the administrative expense charge and distribution fee) plus the applicable asset-based charge for certain optional benefits.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Expiration Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Expiration Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Expiration Dates.

Guarantee Periods may not always be available for allocation. (See “Fixed Account Options: The Guarantee Periods.”)

Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount.

Renewals

We will notify you in writing between 45 and 75 days before the Expiration Date for any Guarantee Amount. Renewals are only available if we are currently offering Fixed Account options on the Expiration Date.

A new Guarantee Period of the same duration will begin automatically for that Guarantee Amount on the first day following the Expiration Date, unless before the Expiration Date we receive instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provision of the Contract described below (see “Transfer Privilege”).

If we receive no instructions from you prior to the Expiration Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

This automatic transfer of Fixed Account Value into the Money Market Sub-Account will not count as a transfer for purposes of the transfer restrictions described under “Transfer Privilege.”

Transfer Privilege

Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

●	you may not make more than 12 transfers in any Contract Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Contract Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	at least 6 days must elapse between transfers to and from the Sub-Accounts;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any Optional Programs. (See “Other Programs.”) At our discretion, we may waive some or all of these restrictions. Additional restrictions apply to transfers made under any of the Optional Living Benefits.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Short-Term Trading,” or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Under current law, there is no tax liability for transfers.

Requests for Transfers

You may request transfers in writing or by telephone. If the request is received before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be effective that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request, in good order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners. Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value. As described under “Transfer Privilege,” such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges (including transfers to and from the Fixed Account) more narrowly than the policies described under “Transfer Privilege,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed) and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Contract Owners at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Contract Owner be equal to 100% of that Contract Owner's value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund, in the following instances:

●	when a new broker of record is designated for the Contract;

●	when the Contract Owner changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Contract Owner or Annuitant;

●	when necessary in our view to avoid hardship to a Contract Owner; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks. The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of these risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Contract Owners could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Funds' Shareholder Trading Policies

In addition to the restrictions that we impose (as described under “Permitted Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund's shares. These policies (the “Funds' Shareholder Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds' Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Funds' request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund's Shareholder Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund's Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Permitted Transfers” and under “Short-Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund's requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Special Guaranteed Interest Rates

We may reduce or waive the annual Account Fee, credit additional amounts, grant special Guaranteed Interest Rates in certain situations, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Owner, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements.

Other Programs

You may participate in any of the following Optional Programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled “Transfer Privilege.”

Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually over time. You may elect to participate in dollar-cost averaging when you make any Purchase Payment to your Contract prior to your Maximum Annuity Commencement Date. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.) Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. At regular time intervals, we will transfer the same amount automatically to one or more Sub-Accounts that you choose. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

Any allocation of a new Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the $1,000 minimum investment limit.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the dollar-cost averaging program.

Asset Allocation

One or more asset allocation models may be available in connection with the Contract, at no extra charge. You may elect to participate in an asset allocation model at any time prior to your Maximum Annuity Commencement Date as long as we are still offering asset allocation models. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

We have no discretionary authority or control over your investment decisions. We do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

Our asset allocation program consists of one or more asset allocation models that we may make available from time to time. You may participate in only one model at a time. Each such asset allocation model represents a combination of Sub-Accounts with a different level of risk. Any asset allocation models, as well as the terms and conditions of this asset allocation program, are fully described in a separate brochure. We may add or delete such models in the future.

Our asset allocation models are “static.” That is to say, if you elect an asset allocation model, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose. While we will not alter the Sub-Account allocation percentages used in any asset allocation model, your asset allocation model and allocation weightings could be affected by mergers, liquidations, fund substitutions or closures.

You will not be provided with information regarding the periodic updates to models that we may offer to new Contract purchasers. Any new models will only be offered to Contracts opened on or after the date the new model goes into effect or to Owners who elect an asset allocation model on or after that date. Owners of any existing asset allocation model will remain in that existing model and we will continue to rebalance their percentage allocations among the Sub-Accounts in that existing model. However, such Owners may make an independent decision to change their asset allocations at any time. Investment alternatives, other than these asset allocation models, are available that may enable you to invest your Account Value with similar risk and return characteristics. You should consult your financial adviser periodically to consider whether any model you have selected is still appropriate for you.

Systematic Withdrawal Program

You may select our Systematic Withdrawal Program at any time prior to your Maximum Annuity Commencement Date. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. The withdrawals under this program may be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing this option. We reserve the right to limit the election of this program to Contracts with a minimum Account Value of $20,000. Limits on your systematic withdrawal may apply if you purchased an optional living benefit.

You may change or stop this program at any time, by written notice to us or other means approved by us.

Portfolio Rebalancing Program

You may select our Portfolio Rebalancing Program at any time prior to your Maximum Annuity Commencement Date. Under this program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

WITHDRAWALS

Cash Withdrawals

Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Service Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

We do not deduct any sales charge from your Purchase Payments when they are made, nor do we impose a withdrawal charge (known as a “contingent deferred sales charge”) on amounts you withdraw. Withdrawals may have adverse federal income tax consequences, including a 10% penalty tax (see “Tax Provisions”). You should carefully consider these tax consequences before requesting a cash withdrawal.

Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: we start with the total value of your Account Value at the end of the Valuation Period during which we receive your withdrawal request; and then we deduct the Account Fee, if applicable, for the Contract Year in which the withdrawal is made.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract, except as may be otherwise provided under the terms of any optional living benefit that you have elected.

Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will pay you the amount specified in your request less any applicable charges and then reduce the value of your Account by the gross amount of the withdrawal.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro-rata, based on your Account Value at the end of the Valuation Period during which we receive your request. If you have elected “Build Your Own Portfolio,” withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds.

Withdrawals may significantly reduce any death benefit and/or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit by an amount that is greater than the amount of the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed discussions of the optional living benefit and optional death benefit that appear elsewhere in this Prospectus for information about the effects that withdrawals will have on those benefits.

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Contract Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, in good order, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and New York state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

●	when an SEC order permits us to defer payment for the protection of Owners.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See “Tax Provisions -- Tax-Sheltered Annuities.”)

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $30 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Contract Anniversary. We deduct the Account Fee pro-rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Contract Anniversary.

We will not charge the Account Fee if:

●	your Account Value has been allocated only to the Fixed Account during the applicable Contract Year; or

●	your Account Value is $100,000 or more on your Contract Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro-rata portion of the Account Fee to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $30 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% of your average daily Variable Account Value during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Owner Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account at an effective annual rate equal to 0.20% of your average daily Variable Account Value during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from these charges. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.35% of your average daily Variable Account Value. If your Purchase Payments or Account Value exceeds $1 million on your Contract Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Contract Anniversary during the Accumulation Phase. (This credit is paid out of our general account and is the result of cost savings that we expect on larger-sized Contracts.) We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to, (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Owner prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract's Account Value; (3) the risk that our cost of providing benefits according to the terms of the optional death benefit and any optional living benefits will exceed the amount of the charges we deduct for those optional benefits; and (4) the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover such costs, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

For Contracts purchased prior to March 5, 2007, the rate of the mortality and expense risk charge is 1.55% (rather than 1.35%), if you were age 76 or older on the Contract's Open Date. Also, during the Income Phase of a Contract, the total insurance charges are at an annual rate of 1.70% of the average daily net value of the Contract invested in the Variable Account, regardless of your age on the Open Date.

Charges for Optional Benefits

You may only elect the currently available optional living benefit. If you elect the optional living benefit, we will deduct a charge from your Account Value on the last valuation day of each Account Quarter during the Accumulation Phase. The maximum amount of the charge is shown in the following chart. (The chart shows the charge for the optional living benefit that is currently being offered. For more information about this charge, as well as the charges for forms of optional living benefits that are no longer being offered but remain in force under currently outstanding Contracts, please see “FEES AND EXPENSES.”)

Living Benefits Currently Available	Maximum Charge per Contract Year

Sun Income Riser	1.10% of the highest Withdrawal Benefit Base during the Contract Year1

1 The Withdrawal Benefit Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.

If you elect the MAV optional death benefit, we will deduct, during the Accumulation Phase, a charge equal to 0.40% of your average daily Variable Account Value.

Premium Taxes

In New York there is no premium tax. However, if an Owner or Payee is not a New York State resident, a premium tax may be imposed, depending upon where the Owner or Payee resides. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if you could be subject to a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

OPTIONAL LIVING BENEFIT: SUN INCOME RISERSM

Currently, you may elect to participate in Sun Income Riser (“SIR”) on or before your Issue Date. You can withdraw up to a guaranteed amount each year and, provided you meet certain requirements, we will continue to send you the guaranteed amount even if your Account Value should go to zero. SIR provides an annual income guarantee for life. Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year. In general, the longer you wait for your first withdrawal under SIR, the larger the guaranteed Annual Withdrawal Amount. To describe how SIR works, we use the following definitions:

Annual Withdrawal Amount:
The total guaranteed amount available for withdrawal each Contract Year during your life, provided that you comply with certain conditions. The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Early Withdrawal:	Any withdrawal taken prior to your SIR Coverage Date.

Excess Withdrawal:	Any withdrawal taken after your SIR Coverage Date that exceeds your Annual Withdrawal Amount (or your Yearly Required Minimum Distribution Amount, if greater).

Lifetime Withdrawal Percentage:	The percentage used to calculate your Annual Withdrawal Amount.

SIR Bonus Base:
The amount on which bonuses are calculated. The SIR Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your SIR Coverage Date or any Excess Withdrawals (see “Excess Withdrawals” under “Withdrawals Under SIR”).

SIR Bonus Period:
A ten-year period commencing on the Issue Date  and ending on your tenth Contract Anniversary. If you “step up” SIR (described below) during the SIR Bonus Period, the SIR Bonus Period is extended to ten years from the date of the step-up.

SIR Coverage Date:	Your Issue Date if you are at least age 59 at issue; otherwise, the first Contract Anniversary after you attain age 59.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your “SIR Fee” (see “Cost of SIR”).

You and Your:
The terms “you” and “your” refer to the oldest living Owner or the surviving spouse of the oldest Owner, as described under “Death of Owner Under SIR.” In the case of a non-natural Owner, these terms refer to the oldest living annuitant.

SIR may not be appropriate for all investors. Before purchasing SIR, you should carefully consider the following:

SIR may be appropriate for you if you are an investor who:

●	wants an opportunity for annual income to increase as you grow older.
●	wants a guaranteed stream of income for life without annuitizing, beginning on or after your SIR Coverage Date.
●	can defer withdrawals during your early Contract Years to increase your benefit in later years.

SIR may be inappropriate for you if you are an investor who:

●	anticipates the need for Excess Withdrawals or Early Withdrawals.
●	wants to invest in funds other than a Designated Fund.
●	wants to purchase a co-owned Contract.

SIR is inappropriate if you are an investor who:

●	wants to make additional Purchase Payments after the first Contract Year.
●	is actively invested in contributory plans, because SIR prohibits any Purchase Payments after the first Contract Anniversary.

You may combine SIR with the MAV optional death benefit. Upon annuitization, SIR and the MAV optional death benefit, if elected, automatically terminate.

You may elect to participate in SIR, provided that:

●	at issue, the optional living benefit is available for sale in New York;

●
neither the oldest Owner nor the oldest Annuitant has attained age 81 on or before the date we receive your application (in the case of a non-natural Owner, the oldest Annuitant has not attained age 81 on or before that date);

●	you limit the allocation of your Purchase Payments and Account Value to the Designated Funds that we make available with SIR; and

●	you do not elect any other optional living benefit available under your Contract.

SIR allows you to withdraw a guaranteed amount of money each year, beginning on your SIR Coverage Date, until the death of any Owner. Your right to take withdrawals under SIR continues regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. After your SIR Coverage Date, the amount you can withdraw, in any one year, can be 4%, 5%, or 6% of your Withdrawal Benefit Base, depending upon your age on the date of your first withdrawal.

In addition, if you make no withdrawals in a Contract Year during your SIR Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your SIR Bonus Base (6% if you purchased your Contract prior to February 8, 2010, or the date SIR with a 7% bonus became available in New York). The SIR Bonus Period is a 10-year period commencing on your Issue Date. The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under SIR”), provided that the step-up occurs during the SIR Bonus Period.

If you are participating in SIR, you may make Purchase Payments only during your first Contract Year. After the first Contract Anniversary, any Purchase Payments you submit will be returned to you.

To participate in SIR, all of your Account Value must be invested in one or more of the Designated Funds at all times during the term of SIR. (The “term” of SIR is for life, unless your Withdrawal Benefit Base is reduced to zero or SIR is terminated or cancelled as described under “Cancellation of SIR,” “Depleting Your Account Value,” and “Annuitization Under SIR.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “Designated Funds.”

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

●	increased by any applicable bonuses;

●	increased by any step-ups as described under “Step-Up Under SIR”;

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

●	decreased following any Early Withdrawals you take as described under “Early Withdrawals”; and

●	decreased following any Excess Withdrawals you take as described under “Excess Withdrawals”.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is first determined when you make your first withdrawal after your SIR Coverage Date and then on each subsequent Contract Anniversary. Your Annual Withdrawal Amount is equal to your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. The Lifetime Withdrawal Percentage depends upon your age at the time you make your first withdrawal after your SIR Coverage Date as shown in the table below.

Your Age on the Date of the First Withdrawal After Your SIR Coverage Date	Lifetime Withdrawal Percentage

59 - 64	4%
65 - 79	5%
80 or older	6%

Your Lifetime Withdrawal Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the table above. (See “Step-Up Under SIR.”). An increase in the Lifetime Withdrawal Percentage will increase your Annual Withdrawal Amount.

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. If your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change. The new Annual Withdrawal Amount will be effective on the next Contract Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Contract Year and any decreases caused by Excess Withdrawals (described below) that were taken during the prior Contract Year. The new Annual Withdrawal Amount will be in effect for all subsequent Contract Years, unless and until there is a further change in your Withdrawal Benefit Base.

How SIR Works

Each Contract Year, beginning on your SIR Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), as long as your Withdrawal Benefit Base is greater than zero, you will receive your full Annual Withdrawal Amount every year until you die.

If you defer taking any withdrawals in a Contract Year during the SIR Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your SIR Bonus Base (6% if you purchased your Contract prior to February 8, 2010, or the date SIR with a 7% bonus became available in New York). However, if this amount is less than the amount you will receive under a step-up, the Withdrawal Benefit Base will instead be increased by the step-up amount, unless there is a fee increase as described under “Step-Up Under SIR.” In the case of a fee increase, we will notify you in writing, in advance of your Contract Anniversary, and seek your written consent to the step-up and fee increase. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under SIR.”) In this way, if you defer taking withdrawals during your early Contract Years, you will be able to take larger withdrawals in later Contract Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Contract Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total benefits under SIR, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further under “Withdrawals Under SIR.” Note also that investing in any Fund, other than a Designated Fund, will cancel SIR, as described under “Cancellation of SIR.”

Here is an example of how SIR works.

Assume that you purchased a Contract with an initial Purchase Payment of $100,000. Assume also that you are age 65 when your Contract is issued and that you elected to participate in SIR. Your Withdrawal Benefit Base and your SIR Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 prior to your Issue Date, your SIR Coverage Date is your Issue Date. You can begin at any time to withdraw up to your Annual Withdrawal Amount each Contract Year without reducing your Withdrawal Benefit Base. During the SIR Bonus Period, your Withdrawal Benefit Base will increase by 7% of your SIR Bonus Base each Contract Year in which you do not take a withdrawal. By deferring your withdrawals during a SIR Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount. After the SIR Bonus period is over, you will no longer be eligible for the 7% bonus each year and it may be in your interest to take the full Annual Withdrawal Amount each year. However, any withdrawal will reduce your Account Value as well as your chances of a higher Annual Withdrawal Amount through step-up. When to take withdrawals will depend upon your own situation. You should discuss your living benefit options with your financial advisor. (For convenience, assume that the investment performance on your underlying investments remains neutral throughout the life of your Contract, except for Contract Year 2.)

Assume that, because of good investment performance of the Designated Funds during Contract Year 2, your Account Value has grown to $125,000 by the beginning of Contract Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and SIR Bonus Base. Assume that we have not increased the percentage used to calculate the SIR Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your SIR Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new SIR Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your SIR Bonus Period will now end on your 12th Contract Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Contract Year.

Contract Year	Account Value	Withdrawal Benefit Base	SIR Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$100,000	$107,000	$100,000	$5,350	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal when you are age 71 in Contract Year 7. Using the above chart, we set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Contract Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$133,750	$125,000	$6,688	$0
5	$125,000	$142,500	$125,000	$7,125	$0
6	$125,000	$151,250	$125,000	$7,563	$0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Contract Year 9, you defer taking a withdrawal. Your Withdrawal Benefit Base will increase by $8,750 which is 7% of your SIR Bonus Base ($125,000). Your new Annual Withdrawal Amount will be set equal to $8,438, which is 5% of your new Withdrawal Benefit Base ($168,750), as shown below:

9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Contract Year 14, you again decide to defer taking a withdrawal. Your Withdrawal Benefit Base will not be increased because you are no longer in the SIR Bonus Period, as your SIR Bonus Period ends 10 years after the previous step-up.

11	$100,562	$168,750	$125,000	$8,438	$8,438
12	$ 92,124	$168,750	$125,000	$8,438	$8,438
13	$ 83,686	$168,750	$125,000	$8,438	$8,438
14	$ 75,248	$168,750	$125,000	$8,438	$0
15	$ 75,248	$168,750	$125,000	$8,438	$8,438

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Owner over the life of the annuity. Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount during the SIR Bonus Period due to the bonus and the potential for step-ups. In this way, if you defer taking withdrawals during your early Contract Years, you will be able to take larger withdrawals in later Contract Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Contract Year cannot be applied to a future year.

The total lifetime payments to the Owner could be more or less depending upon investment performance over the life of the Contract and the age to which the Owner lives. Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

Withdrawals Under SIR

Withdrawals After the SIR Coverage Date

Starting on your SIR Coverage Date and continuing to your Annuity Commencement Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Contract Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base.

The previous example shows withdrawals taken after your SIR Coverage Date. Because they do not exceed your Annual Withdrawal Amount (or your Required Minimum Distribution amount, if higher), the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount.

If a withdrawal exceeds your Annual Withdrawal Amount, then the withdrawal would be considered an Excess Withdrawal.

Excess Withdrawals

If you take an Excess Withdrawal, your SIR Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulae:

Your new SIR Bonus Base =	BB x	(	AV - WD	)
AV - AWA

Your new Withdrawal Benefit Base =	WBB x	(	AV - WD	)
AV - AWA

Where:
	BB =	Your SIR Bonus Base immediately prior to the Excess Withdrawal.

	WBB =	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

	AWA =	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Contract Year.

Using the facts of the above example, assume that in Contract Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Contract Value to $121,000 but does not affect your SIR Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal Amount. After your second withdrawal, your SIR Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new SIR Bonus Base	=	$125,000	x	$121,000 – $6,000
				$121,000 – ($8,000 – $4,000)

	=	$125,000	x	$115,000
				$117,000

	=	$125,000	x	0.982906

	=	$122,863

Your new Withdrawal Benefit Base	=	$160,000	x	$121,000 – $6,000
				$121,000 – ($8,000 – $4,000)

	=	$160,000	x	$115,000
				$117,000

	=	$160,000	x	0.982906

	=	$157,265

Beginning on your Contract Anniversary and going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base, or $7,863.

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your SIR Bonus Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under SIR, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your SIR Coverage Date will be considered Early Withdrawals and your SIR Bonus Base and your Withdrawal Benefit Base will be reduced using the following formulae:

Your new SIR Bonus Base	=	BB x	(	AV – WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV – WD	)
AV

Where:
	BB =	Your SIR Bonus Base immediately prior to the Early Withdrawal.

	WBB =	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Assume that you purchase a Contract with an initial Purchase Payment of $100,000. Assume also that you are age 45 when your Contract is issued and that you elected to participate in SIR. Your Withdrawal Benefit Base and your SIR Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 7% of your SIR Bonus Base each year in which you do not take a withdrawal. Your SIR Coverage Date will not occur until your 15th Contract Anniversary (the first Contract Anniversary after you reach age 59). Any withdrawals you take prior to that time will be Early Withdrawals.

Assume that because of good investment performance of the Designated Funds during Contract Year 2, your Account Value has grown to $125,000 on your second Contract Anniversary. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and SIR Bonus Base. Assume that we have not increased the percentage used to calculate the SIR Fee on newly issued Contracts; therefore, we will step-up your Withdrawal Benefit Base and your SIR Bonus Base to $125,000.

Assume that, in Contract Year 7, your Account Value has grown to $130,000 and you withdraw $10,000. Because you are age 51 (and younger than age 59), this is an Early Withdrawal. All values shown are as of the beginning of the Contract Year.

Contract Year	Account Value	Withdrawal Benefit Base	SIR Bonus Base	Annual Withdrawal Amount		Withdrawals
1	$100,000	$100,000	$100,000	$0		$0
2	$100,000	$107,000	$100,000	$0		$0
3	$125,000	$125,000	$125,000	$0		$0
4	$125,000	$133,750	$125,000	$0		$0
5	$125,000	$142,500	$125,000	$0		$0
6	$125,000	$151,250	$125,000	$0		$0
7	$130,000	$160,000	$125,000	$0		$10,000

At this point, your SIR Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new SIR Bonus Base			=	$125,000	x	$130,000 – $10,000
						$130,000

			=	$125,000	x	$120,000
						$130,000

			=	$125,000	x	0.92308

			=	$115,385

Your new Withdrawal Benefit Base			=	$160,000	x	$130,000 – $10,000
						$130,000

			=	$160,000	x	$120,000
						$130,000

			=	$160,000	x	0.92308

			=	$147,693

Your Annual Withdrawal Amount will still be $0 because you have not reached your SIR Coverage Date.

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.

You should be aware that Early Withdrawals could severely reduce, and even terminate, your benefits under SIR, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under SIR, any withdrawal before you reach age 59½ could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Excess Withdrawal or an Early Withdrawal, your Withdrawal Benefit Base and the SIR Bonus Base will each also be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with SIR, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will end, but your right to receive an annual withdrawal amount will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of SIR

If you elect SIR, we will deduct a quarterly fee from your Account Value (“SIR Fee”). The SIR Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The SIR Fee will be a percentage of your Withdrawal Benefit Base. This percentage will equal 0.2750% of your Withdrawal Benefit Base on the last day of the Account Quarter. The maximum SIR Fee you can pay in any one Contract Year is equal to 1.10% of the highest Withdrawal Benefit Base at any point in that Contract Year. We reserve the right to increase the percentage rate used to calculate the SIR Fee on newly issued Contracts.

Your SIR Fee will not change during a Contract Year, unless you take one of the following specific actions:

●	If you make an additional Purchase Payment during your first Contract Year, you will increase your Withdrawal Benefit Base and thus your SIR Fee.

●	If you make a withdrawal before your SIR Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your SIR Fee.

However, on each Contract Anniversary, we determine whether favorable investment performance of the Designated Funds may cause the Withdrawal Benefit Base to increase as described under “Step-Up Under SIR.” If your Withdrawal Benefit Base increases because of favorable investment performance, your SIR Fee will also increase because it is recalculated on each Contract Anniversary based upon your highest Withdrawal Benefit Base during that Contract Year.

We will continue to deduct the SIR Fee until you annuitize your Contract, your Account Value reduces to zero, or your SIR is terminated or cancelled as described under “Cancellation of SIR”.

We reserve the right to make special offers from time to time. Specifically, we reserve the right to waive the SIR Fee for a limited period on newly issued Contracts. The same waiver would apply to all Contracts issued while we are making the special offer.

Step-Up Under SIR

Regardless of your age on the Issue Date, on each Contract Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your SIR Bonus Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Insurance and Annuity Company of New York or its affiliates.)

●	Your Account Value must be greater than your current Withdrawal Benefit Base (increased by any applicable 7% or 6% bonus during the SIR Bonus Period).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the SIR Fee on newly issued Contracts. If we are no longer issuing Contracts with SIR, then the percentage rate we use to calculate your SIR Fee will be set based upon current market conditions at that time.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your SIR Fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base and your SIR Bonus Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your SIR Fee and step-up your Withdrawal Benefit Base and SIR Bonus Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Withdrawal Benefit Base and SIR Bonus Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Withdrawal Benefit Base and SIR Bonus Base to an amount equal to the Account Value, if such amount exceeds your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases). If the step-up occurs during the SIR Bonus Period, your SIR Bonus Period will renew for another 10-year period commencing at the time of step-up.

If your Lifetime Withdrawal Percentage has already been determined and your age at the time of step-up coincides with a higher percentage as shown in the table below, your Lifetime Withdrawal Percentage will increase. After the step-up, your Annual Withdrawal Amount will be your Lifetime Withdrawal Percentage multiplied by your new Withdrawal Benefit Base as follows:

Your Age at Step-up	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 79	5%
80 or older	6%

After a step-up, your Annual Withdrawal Amount will be equal to your new Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Here is an example of how we calculate a step-up under SIR:

Assume that you purchased a Contract with an initial Purchase Payment of $100,000. Assume also that you are age 65 when your Contract is issued and that you elected to participate in SIR. Assume that no withdrawals are taken and, therefore, your Withdrawal Benefit Base will increase annually by 7% of your SIR Bonus Base during your SIR Bonus Period. Assume further that no additional Purchase Payments are made, and, because of good investment performance of the Designated Funds during Contract Year 2, your Account Value has grown to $125,000 by the beginning of Contract Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and SIR Bonus Base. Assume that we have not increased the percentage used to calculate the SIR Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your SIR Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. All values shown are as of the beginning of the Contract Year.

Contract Year	Account Value	Withdrawal Benefit Base	SIR Bonus Base	Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0
4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	0

Going forward, your new SIR Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your SIR Bonus Period will now end on your 12th Contract Anniversary (i.e., ten years after the step-up).

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.

The above example assumes that you are age 65 at issue, so that your Lifetime Withdrawal Percentage is 5%. Assume instead you are age 79 at issue and have attained age 80 on your first Contract Anniversary. When your Withdrawal Benefit Base steps-up to $125,000, your new Lifetime Withdrawal Percentage is 6% since you had attained age 80 by your first Contract Anniversary. Your Annual Withdrawal Amount is now $7,500.

Cancellation of SIR

Should you decide that SIR is no longer appropriate for you, you may cancel SIR at any time. Upon cancellation, all benefits and charges under SIR shall cease. Once cancelled, SIR cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” SIR will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

SIR will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 90th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS.”

A change of ownership of the Contract may also cancel your benefits under SIR.

Death of Owner Under SIR

SIR terminates on the death of any Owner and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new SIR benefit on the original Contract (assuming that your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

●	the new Account Value and the new Withdrawal Benefit Base will both be set equal to the Death Benefit amount;

●	the new percentage rate used to calculate the SIR Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the SIR Fee;

●	the new Withdrawal Benefit Base and the new SIR Bonus Base will each be equal to the Account Value after any Death Benefit has been credited;

●	the new Lifetime Withdrawal Percentage will be based on the age of the surviving spouse; and

●	a new SIR Bonus Period begins.

Note that SIR may be inappropriate on a co-owned Contract, because the living benefit will end on the death of any Owner. Note also that Beneficiaries who are not spouses cannot continue the Contract (see “Spousal Continuance”) or any living benefit under the Contract. Co-owners who are not spouses should, therefore, discuss with their financial advisor whether a living benefit is appropriate for them.

Annuitization Under SIR

Under the terms of SIR, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)	annuitize your remaining Account Value as a single-life annuity with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Withdrawal Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value.”

Tax Issues Under SIR

Certain state and federal income tax provisions may be important to you in connection with a living benefit. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit, such as SIR, might increase the taxable portion of any withdrawal you make from the Contract.

If your Contract is a Qualified Contract, the retirement plan governing that Qualified Contract may be subject to certain Required Minimum Distribution (“RMD”) provisions imposed by the Internal Revenue Code (the “Code”) and IRS regulations (collectively, the “Federal Tax Laws”). These RMD provisions require that a yearly amount be distributed from the retirement plan beginning generally in the calendar year in which you attain age 70½. Your failure to withdraw your yearly RMD amount from your retirement plan could result in adverse tax treatment. Because for certain retirement plans we do not know what assets are held by the plan, we assume for all plans that the Qualified Contract is the only asset and we determine a yearly RMD amount for only this Contract (“Yearly RMD Amount”).

When you elect to participate in SIR, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under SIR, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in SIR, we reduce your Account Value dollar for dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under SIR will be reduced, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or SIR Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Contract Year, more than one calendar year's Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Withdrawal Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefit and Optional Living Benefits.”

DESIGNATED FUNDS

To participate in an optional living benefit, all of your Account Value must be invested only in Designated Funds at all times during the term of your optional living benefit.

For Contracts participating in SIR with a 7% bonus, the only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as follows:

Asset Allocation Models	Funds
Build Your Own Portfolio	MFS® Global Tactical Allocation Portfolio - S Class
PIMCO Global Multi-Asset Portfolio - Advisor Class
Dollar-Cost Averaging Program Options	SCSM Ibbotson Balanced Fund - S Class
6-Month DCA Guarantee Option	SCSM Ibbotson Moderate Fund - S Class
12-Month DCA Guarantee Option

For all other Contracts participating in a living benefit including SIR with a 6% bonus, the only Funds, dollar-cost averaging programs, and asset allocation models that are deemed to be Designated Funds are:

Asset Allocation Models	Funds (continued)
90/10 Masters Model1	Fidelity® Variable Insurance Products Fund Freedom 2015
80/20 Masters Model2	Portfolio - Service Class 2
Build Your Own Portfolio	Fidelity® Variable Insurance Products Fund Freedom 2020
Portfolio - Service Class 2
Dollar-Cost Averaging Program Options	Fidelity® Variable Insurance Products Balanced Portfolio -
6-Month DCA Guarantee Option	Service Class 2
12-Month DCA Guarantee Option	MFS® Global Tactical Allocation Portfolio - S Class
PIMCO Global Multi-Asset Portfolio – Advisor Class
Funds	AllianceBernstein Balanced Wealth Strategy Fund - Class B
SCSM Ibbotson Growth Fund - S Class	Universal Institutional Funds Inc. - Equity and Income
SCSM Ibbotson Balanced Fund - S Class	Portfolio - Class II
SCSM Ibbotson Moderate Fund - S Class	BlackRock Global Allocation V.I. Fund - Class III
MFS® Total Return Portfolio - S Class
1 Not available to Contracts purchased on or after February 17, 2009.
2 Not available to Contracts purchased on or after August 17, 2009.

One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our “build your own portfolio” program. That portfolio model and the “build your own portfolio” program are described in “BUILD YOUR OWN PORTFOLIO” and in “APPENDIX M -- BUILD YOUR OWN PORTFOLIO.”

If you elected to participate in Income ON Demand II (“IOD II”), Income ON Demand II Escalator (“IOD II Escalator”), Income ON Demand II Plus (“IOD II Plus”), Retirement Income Escalator II (“RIE II”), Income ON Demand III Escalator (“IOD III Escalator”), or Sun Income Riser (“SIR”), and are invested in more than one Designated Fund, we will automatically transfer assets among your Designated Funds to maintain the percentage allocation you selected. We will make these transfers on a quarterly basis.

If you purchased Secured Returns for Life Plus, Income ON Demand (“IOD”), Retirement Income Escalator (“RIE”), or Retirement Asset Protector, and you are invested in more than one Designated Fund, we will not automatically transfer your assets among your Designated Funds to maintain the percentage allocation you selected, unless you have instructed us to do so.

We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund. Written notice will be provided to Contract Owners whenever a fund is no longer considered to be a Designated Fund. If you are invested in a Designated Fund at the time we declare the Fund to no longer be a Designated Fund, your Account Value can remain in that Fund without canceling your participation in a living benefit. However, any transfers or future Purchase Payments may only be allocated to a Fund that is declared by us to be a Designated Fund at the time of the transaction. If you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you must first transfer your Account Value from that Fund into one or more of the current Designated Fund(s) if you want to make subsequent Purchase Payments or any additional transfers. (Note that this restriction does not apply to automatic portfolio rebalancing.) We also reserve the right to close Funds only to new Contracts. We will, however, revise the prospectus to give notice to prospective investors of the closing of any Fund. If a Designated Fund is closed only to new Contracts, any current Account Value may remain in that Fund and future transfers and Purchase Payments to that Fund are permissible, as long as the Fund is still declared by us to be a Designated Fund.

Note that, on IOD, IOD II, IOD II Plus, IOD II Escalator, RIE, RIE II, IOD III Escalator, and SIR, we have reserved the right to allow step-ups only if your Account Value is invested in a Fund that has been declared by us to be a Designated Fund. In such case, if you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you may have to transfer into a current Designated Fund before a step-up can occur. If you decide not to transfer into a current Designated Fund and forgo step-up, then your living benefit will continue with all of the benefits except for step-up.

BUILD YOUR OWN PORTFOLIO

Among the choices of Designated Funds is a selection of funds (“portfolio model”) that you design yourself using certain broad guidelines that we provide. To “build your own portfolio,” you pick funds from the asset classes available at that time. Altogether you must choose at least three funds but no more than 18 funds for your portfolio model. The amount you may invest in each asset class is determined by a percentage range that we provide for each asset class. The sum of the percentages you invest in the asset classes altogether must total 100%. A chart showing the Funds available in each asset class and the percentage range assigned to each asset class is included in Appendix L.

You may transfer funds within the asset classes as long as your allocations remain within the percentage ranges we have established, and you adhere to the transfer provisions of your Contract. (See “Transfer Privilege,” “Short-Term Trading,” and “Funds' Shareholder Trading Policies.”) Withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds. Any additional Purchase Payments will be allocated proportionally to your current Fund selection. At any time you can change your Fund selection by providing new allocation instructions. (Under the terms of the living benefits, however, there are certain limits on the times when you can make additional Purchase Payments.) Your new instructions will change your existing allocations accordingly. Your portfolio will be rebalanced quarterly to maintain your percentage allocations in line with the performance of the Funds over the prior quarter.

If at any time, a fund is closed to new business, no new payments or transfers into the fund will be permitted. However, portfolio rebalancing of the fund will continue. To make a payment into your portfolio model after a fund within the model has been closed, you must redesign your portfolio model without the closed fund. Your entire Account Value will then be reallocated to your new portfolio model.

DEATH BENEFIT

If the Owner dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Owner, we may pay the death benefit to the surviving Owner, if any, or, if there is no Owner, in one sum to your estate. We do not pay a death benefit if the Owner dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Owner, we will pay the death benefit upon the first death of such Owners.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a “Death Benefit Date.” The Death Benefit Date is the date we receive proof of the death of the Owner in an acceptable form (“Due Proof of Death”) if you have elected a death benefit payment method before the death of the Owner and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, the death benefit will be the greater of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs; and

(2)
your total Adjusted Purchase Payments (Purchase Payments x (Account Value after withdrawal ÷ Account Value before withdrawal)) as of the Death Benefit Date. See “Calculating the Death Benefit.” Because of the way that Adjusted Purchase Payments are computed, when the Account Value is less than the Adjusted Payments, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

For examples of how to calculate this basic death benefit, see Appendix B.

Optional Death Benefit

You may enhance the “basic death benefit” by electing an optional death benefit known as the Maximum Anniversary Account Value (“MAV”). You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit rider. (For a description of the charge, see “Charges for Optional Benefits.”) The benefit is available only if you are younger than age 75 on the Open Date. The optional death benefit election may not be changed after the Issue Date. The death benefit under the optional death benefit will be adjusted for all partial withdrawals as described in the Prospectus under the heading “Calculating the Death Benefit.”

Under MAV, the death benefit will be the greater of:

●	the amount payable under the basic death benefit above, or

●
your Highest Account Value on any Contract Anniversary before the Owner's 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Contract Anniversary and the Death Benefit Date.

In determining the Highest Account Value, on the second and each subsequent Contract Anniversary, the current Account Value is compared to the previous Highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Contract Year ending on that Contract Anniversary. If the current Account Value exceeds the adjusted Highest Account Value, the current Account Value will become the new Highest Anniversary Account Value.

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of this optional benefit to you. Please refer to “Impact of Optional Death Benefit and Optional Living Benefits” under “TAX PROVISIONS” for more information regarding tax issues that you should consider before electing this optional benefit.

Spousal Continuance

Under an individually-owned Contract, if you are the Owner and your spouse is the sole Beneficiary, upon your death, your spouse may elect to continue the Contract by becoming the new Owner, rather than receive the death benefit amount. Under a co-owned Contract, if you and your spouse are the Owners and sole Beneficiaries, upon the death of either you or your spouse, the surviving spouse may continue the Contract as the sole Owner. In either case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount. (See “The Basic Death Benefit” or, if applicable, the “Optional Death Benefit.”)All Contract provisions, including, if elected, the optional death benefit (subject to the optional death benefit age restriction), will continue as if your surviving spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your surviving spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the surviving spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under option (2) of “The Basic Death Benefit” or the optional death benefit, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. Because of the way these adjustments are computed, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

Rather than receiving the death benefit, the Beneficiary may elect to annuitize, to defer annuitization, or to continue the Contract. In such case, if the death benefit amount payable under the Contract is greater than your Account Value, we will increase the Account Value to equal the death benefit amount. Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under “The Income Phase -- Annuity Provisions.”

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us, at our Annuity Service Address, a completed election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us written notice is a form acceptable to us. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the “designated beneficiary” within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the “designated beneficiary.” If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Owner, if any, or the estate of the deceased Owner automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Owner. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see “Spousal Continuance.”

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Owner is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within seven days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under “Annuity Options,” and you cannot change the Annuity Option selected. (Also, a Beneficiary receiving payments after the Annuitant's death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under “Annuity Options.”) You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals (see “Withdrawals”).

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Options refer to the Annuitant as the “Payee.” If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payments.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

●	The earliest possible Annuity Commencement Date is the first Contract Anniversary.

●
The latest possible Annuity Commencement Date is the later of (a) the end of the 10th Contract Year or (b) the first day of the month following the Annuitant's 90th birthday (“Maximum Annuity Commencement Date”). If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date by sending us written notice, in a form acceptable to us, with the following additional limitations:

●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70½ (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70½).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary. Note that if the Annuitant dies prior to the end of the first month after the Annuity Commencement Date, only one annuity payment will be made.

Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the last survivor dies. There is no provision for continuance of any payments to a Beneficiary.

Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive in one sum, at any time, some or all of the discounted value of the remaining payments, the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described above for the payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Option may not be changed once annuity payments begin.

Amount of Annuity Payments

Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Contract Year that has elapsed.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for annuitization units which have annual insurance charges of 1.70% of your average daily net assets, regardless of your age on the Issue Date. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See “Annuity Payment Rates.”

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See “Annuity Payment Rates.”

Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Contract Year. Any such exchanges may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the “Funds' Shareholder Trading Policies”). The applicability of the Funds' Shareholder Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this prospectus under “Funds' Shareholder Trading Policies.” For the reasons discussed there, you should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

To make an exchange, the Annuitant sends us, at our Annuity Service Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $30 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract.

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Owner's death before the Income Phase, as described under the “Death Benefit” section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

A Contract belongs to the individual to whom the Contract is issued. All Contract rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Owner prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Owner; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date. A change of ownership will not be binding on us until we receive written notification, in good order. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Owner named when the Contract is issued. This means that all death benefits will continue to be based on the original Owner and not the new Owner. The amount payable on the death of the new Owner will be the Surrender Value.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, according to the voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions. During the Income Phase, the Payee (that is the Annuitant or Beneficiary entitled to receive benefits) is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners and Payees, as applicable. Because of this method of proportional voting, a small number of Contract Owners may determine the outcome of a shareholder vote.

Owners of Qualified Contracts issued on a group basis to employer plans may be subject to other voting provisions of the particular plan and under the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Owner Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights to persons who may have such rights under plans, other than rights afforded under the Investment Company Act of 1940, or any duty to inquire as to the instructions received by Owners or others, or the authority of any such persons, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Owner Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any federal taxes on withdrawals), minimum distributions, death benefit payments, transfers (excluding dollar-cost averaging transfers) and living benefit credits or refunds. Such confirmations will be sent within two business days after the transaction occurs.

In addition, within five business days after each calendar quarter, we will send you, by regular U.S. mail, a statement showing your current Account Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last calendar quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, step-ups credited on living benefits, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the Funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC and the Superintendent of Insurance of the State of New York. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Owner (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see “Change in Operation of Variable Account”); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts or Sub-Accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by an Owner; and (4) restrict or eliminate any of the voting rights of Owners or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Owners or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Service Address, as shown on the cover of this Prospectus, within 10 days after it was delivered to you. (Information about your right to return period can be found on the first page of your Contract or prominently displayed in an endorsement to your Contract. You can also obtain information about your right to return period by contacting your sales representative.) When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value.

If you are establishing an Individual Retirement Annuity (“IRA”), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow an Owner establishing an IRA a “ten day free-look,” notwithstanding the provisions of the Internal Revenue Code.

TAX PROVISIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax, liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity”, which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase an annuity should be based on the assumption that the purchase of an annuity is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59½, to distributions pursuant to the death or disability of the Owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a contract owner are not life insurance benefits and will generally be includible in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the contract is not affected by the owner's or annuitant's death, i.e., the investment in the contract must still be determined by reference to the Owner's investment in the Contract. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract. In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59½, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an individual retirement annuity “IRA” and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution; or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may be able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Owner or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, a non-surviving-spouse Beneficiary may elect a direct rollover only to a so-called inherited IRA. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Qualified Retirement Plans

“Qualified Contracts” are Contracts used with plans that receive tax deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities (“TSA”).

Effective October 1, 2008, we stopped issuing any new TSAs, including Texas Optional Retirement Program annuities. After December 31, 2008, we no longer accepted any additional Purchase Payments to any previously issued TSAs.

The Internal Revenue Service’s (“IRS”) comprehensive TSA regulations became effective January 1, 2009, and these regulations, subsequent IRS guidance, and/or the terms of an employer’s TSA plan impose new restrictions on TSAs, including restrictions on (1) the availability of hardship distributions and loans, (2) TSA exchanges within the same employer’s TSA plan, and (3) TSA transfers to another employer’s TSA plan. You should consult with a qualified tax professional about how the regulations affect you and your TSA.

If TSAs are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when you attain age 59½, have a severance from employment with the employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. Financial hardship withdrawals (as well as certain other premature withdrawals) are fully taxable and will be subject to a 10% federal income tax penalty, in addition to any applicable Contract withdrawal charge. Under certain circumstances the 10% federal income tax penalty will not apply if the withdrawal is for medical expenses. A financial hardship withdrawal may not be repaid once it is taken.

The IRS’s TSA regulations provide that TSA financial hardship withdrawals will be subject to the IRS rules applicable to hardship distributions from 401(k) plans. Specifically, if you have not terminated your employment or reached age 59½, you may be able to withdraw a limited amount of monies if you have an immediate and heavy financial need and the withdrawal amount is necessary to satisfy such financial need. An immediate and heavy financial need may arise only from:

●	deductible medical expenses incurred by you, your spouse, or your dependents;
●	payments of tuition and related educational fees for the next 12 months of post-secondary education for you, your spouse, or your dependents;
●	costs related to the purchase of your principal residence (not including mortgage payments);
●	payment necessary to prevent eviction from your principal residence or foreclosure of the mortgage on your principal residence;
●	payments for burial or funeral expenses for your parent, spouse, children, or dependents; or
●	expenses for the repair of damage to your principal residence that would qualify for the federal income tax casualty deduction.

You will be required to represent in writing to us (1) that your specified immediate and heavy financial need cannot reasonably be relieved through insurance or otherwise, by liquidation of your assets, by ending any contributions you are making under your TSA plan, by other distributions and nontaxable loans under any of your qualified plans, or by borrowing from commercial sources and (2) that your requested withdrawal amount complies with applicable law, including the federal tax law limit. And, unless your TSA was issued prior to September 25, 2007 and the only payments you made to such TSA were TSA funds you transferred directly to us from another TSA carrier (a “90-24 Transfer TSA”), your TSA employer also may need to agree in writing to your hardship request.

If your TSA contains a provision that permits loans, you may request a loan but you will be required to represent in writing to us that your requested loan amount complies with applicable law, including the federal tax law limit. And, unless your TSA is a 90-24 Transfer TSA, your TSA employer also may need to agree in writing to your loan request.

TSAs, like IRAs, are subject to required minimum distributions under the Code. TSAs are unique, however, in that any account balance accruing before January 1, 1987 (the “pre-1987 balance”) needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular TSA plan, you may be entitled to transfer or exchange all or a portion of your TSA to one or more alternative funding options within the same or different TSA plan. You should consult the documents governing your TSA plan and your plan administrator for information as to such investment alternatives. If you wish to transfer/exchange your TSA, you will be able to do so only if the issuer of the new TSA certifies to us that the transfer/exchange is permissible under the TSA regulations and the applicable TSA plan. Your TSA employer also may need to agree in writing to your transfer/exchange request.

Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called “traditional” individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income (for conversions in 2010, you will include the taxable income amount equally in 2011 and 2012 but you can choose on your federal tax return for 2010 to include the total amount as 2010 taxable income). Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance. Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

Impact of Optional Death Benefit and Optional Living Benefits

Qualified Contracts. If your Contract is a traditional IRA annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70½ or, for non-IRAs, the date of retirement instead of age 70½ if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account's trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract's value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account's RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as optional death and living benefits) will be added to the Contract's Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Account Value for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract's additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, your initial or renewal election of an optional benefit could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on your yearly RMD amounts.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan may need to be used as a source of funds for the RMDs.

If you are subject to the RMD requirements while you are enrolled in the AB Plan under any optional living benefit, any RMD amount that you take from the Contract will reduce the amount of the benefit under the AB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

If you are subject to the RMD requirements while you are enrolled in the WB Plan under any optional living benefit, and any RMD amount that you take from the Contract ever exceeds the maximum amount that you may withdraw under the terms of the WB Plan, the additional withdrawal amount will reduce the amount of the benefit available under the WB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

Participants in 403(b) plans who are under age 59½, are subject to withdrawal restrictions under the Internal Revenue Code that may prevent them from being able to make any withdrawals under the WB Plan while they remain under age 59½.

Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit, you should consult with a qualified tax professional as to the possible effect of RMD distributions on the benefits that might otherwise be available under any optional living benefit.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you might convert in the future to a Roth IRA (see “Roth Individual Retirement Arrangements”), then your initial or renewal election of an optional benefit could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and you information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity's cash value exceeds the investment in the contract. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional benefit. If this were to occur, election of an optional benefit could cause any withdrawal, including a withdrawal under the withdrawal benefit of any optional living benefit, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional benefit (or, if applicable, prior to renewing your participation in any optional living benefit), you should consult with a qualified tax professional as to the meaning of “cash value.”

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Owner Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Owner Account number and type, the status of each Owner Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 2.50% of Purchase Payments, and 1.25% annually of the Owner's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensation, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Special Guaranteed Interest Rates.” During 2007, 2008, and 2009, approximately $51,488, $54,173, and $ 87,134, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following location: Washington, D.C. -- 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC’s public reference room will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http:// www.sec.gov).

STATE REGULATION

The Company is subject to the laws of the State of New York governing life insurance companies and to regulation by the Superintendent of Insurance of New York. An annual statement is filed with the Superintendent of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Superintendent or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Superintendent has broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted.

In addition, affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates are regulated under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2009 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Insurance and Annuity Company of New York
Advertising and Sales Literature
Tax - Deferred Accumulations
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT: An account established for each Owner to which Net Purchase Payments are credited.

ACCOUNT QUARTER: A three-month period, with the first Account Quarter beginning on your Issue Date.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Owner is still alive) during which you make Purchase Payments under the Contract. This is called the “Accumulation Period” in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in “Calculating the Death Benefit.”

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the “designated beneficiary” for purposes of Section 72(s) of the Code in the event of the Owner's death. Notwithstanding the foregoing, if there are Co-Owners of a Non-Qualified Contract, the surviving Co-Owner will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

COMPANY (“WE,” “US,” “SUN LIFE (N.Y.)”): Sun Life Insurance and Annuity Company of New York.

CONTRACT: A Contract issued by the Company on an individual basis.

CONTRACT YEAR and CONTRACT ANNIVERSARY: Your first Contract Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Contract Anniversary is the last day of a Contract Year. Each Contract Year after the first is the 365-day period that begins on your Contract Anniversary. For example, if the Issue Date is on March 12, the first Contract Year is determined from the Issue Date and ends on March 12 of the following year. Your Contract Anniversary is March 12 and all Contract Years after the first are measured from March 12. (If the Contract Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Owner's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DESIGNATED FUNDS: The limited investment options you can choose if you are participating in a living benefit.

DUE PROOF OF DEATH: Receipt by the Company of (1) an original certified copy of an official death certificate or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, and (2) any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

EXPIRATION DATE: The last day of a Guarantee Period.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract.

MAXIMUM ANNUITY COMMENCEMENT DATE: The first day of the month following the youngest Annuitant’s 90th birthday.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Owner's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The date your Application is received by the Company.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Contract and in whose name or names the Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term “Owner,” as used herein, shall refer to the organization entering into the Contract.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Owner, or on the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

SURRENDER VALUE: The amount payable on full surrender of your Contract.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading and on other Business Days.

VARIABLE ACCOUNT: Variable Account C of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms “you” and “your” refer to “Owner,” and/or “Co-Owner” as those terms are identified in the Contract.

* You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
CALCULATION OF BASIC DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts, that no Withdrawals are made and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:

The basic death benefit is the greatest of:
Account Value	=	$ 80,000.00

Purchase Payments	=	$ 100,000.00
The basic death benefit would therefore be:		$ 100,000.00

Example 2:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.

The basic death benefit is the greatest of:
Account Value	=	$ 60,000.00

Adjusted Purchase Payments*	=	$ 75,000.00
The basic death benefit would therefore be:		$ 75,000.00

*Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) $100,000.00 x ($60,000.00 ÷ $80,000.00)

APPENDIX C -
PREVIOUSLY AVAILABLE INVESTMENT OPTIONS

The current available variable investment options are those listed on page 1 of the prospectus.

If you purchased your Contract before February 2, 2004, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

International/Global Equity Fund	Real Estate Equity Fund
MFS® Global Growth Portfolio – S Class	Sun Capital Global Real Estate Fund – Initial Class
Mid-Cap Equity Fund	Multi- Sector Bond Fund
MFS® Mid Cap Growth Portfolio – S Class	MFS® Strategic Income Portfolio – S Class

Massachusetts Financial Services Company advises the MFS® Funds. Sun Capital Advisers, LLC advises the Sun Capital Global Real Estate Fund.

If you purchased your Contract before March 5, 2007, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds	Small-Cap Equity Funds
MFS® Growth Portfolio - S Class	MFS® New Discovery Portfolio - S Class
MFS® Massachusetts Investors Growth Stock Portfolio -	Oppenheimer Main Street Small Cap Fund®/VA -
S Class	Service Shares
MFS® Blended Research® Core Equity Portfolio - S Class
MFS® Global Research Portfolio - S Class

Massachusetts Financial Services Company advises the MFS® Funds. OppenheimerFunds, Inc. advises the Oppenheimer Main Street Small Cap Fund®/VA.

If you purchased your Contract before March 10, 2008, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Asset Allocation Fund	High Yield Bond Fund
PIMCO All Asset Portfolio - Admin. Class	MFS® High Yield Portfolio - S Class
International/Global Equity Fund	Money Market Fund
Templeton Foreign Securities Fund - Class 2	MFS® Money Market Portfolio - S Class
Emerging Markets Equity Fund
Templeton Developing Markets Securities Fund - Class 2

Massachusetts Financial Services Company, our affiliate, advises the MFS® Funds. Pacific Investment Management Company LLC advises the PIMCO All Asset Portfolio. Templeton Asset Management Ltd. advises the Templeton Developing Markets Securities Fund. Templeton Investment Counsel, LLC advises Templeton Foreign Securities Fund.

If you purchased your Contract before October 20, 2008, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Fund	Target Date Fund
Oppenheimer Main Street Fund®/VA - Service Shares	Fidelity® Variable Insurance Products Fund Freedom
International/Global Equity Fund	2010 Portfolio - Service Class 2*
AllianceBernstein International Value Portfolio,	Intermediate-Term Bond Fund
Class B	PIMCO Total Return Portfolio - Admin. Class
Inflation-Protected Bond Fund
PIMCO Real Return Portfolio - Admin. Class

* This is a Fund of Funds option and expenses of the Fund include the Fund level expenses of the underlying Funds as well. The Fund may be more expensive than Funds that do not invest in other Funds.

AllianceBernstein L.P. advises the AllianceBernstein International Value Portfolio. Pacific Investment Management Company LLC advises the PIMCO Variable Insurance Trust Portfolios. OppenheimerFunds, Inc. advises the Oppenheimer Main Street Fund®/VA. Strategic Advisers, Inc. advises the Fidelity® Variable Insurance Products Fund Freedom Portfolio.

If you purchased your Contract before February 17, 2009, you may make subsequent Purchase Payments and transfers into the following investment option that was available for investment prior to that date:

Asset Allocation Fund
Franklin Templeton VIP Founding Funds Allocation
Fund, Class 2**

** This is a Fund of Funds option and expenses of the Fund include the Fund level expenses of the underlying Funds as well. The Fund may be more expensive than Funds that do not invest in other Funds.

Franklin Templeton Services, LLC administers the Franklin Templeton Founding Funds Allocation Fund (with the following advising the underlying portfolios of the fund: Franklin Advisers, Inc. advising the Franklin Income Securities Fund, Franklin Mutual Advisers LLC advising Mutual Shares Securities Fund and Templeton Global Advisers Limited advising Templeton Growth Securities Fund).

If you purchased your Contract before August 17, 2009, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Asset Allocation Fund
Oppenheimer Balanced Fund/VA – Service Shares

OppenheimerFunds, Inc. advises the Oppenheimer Balanced Fund/VA.

APPENDIX D -
SECURED RETURNS FOR LIFE PLUSSM

The optional living benefit known as Secured Returns for Life Plus (“Secured Returns for Life Plus,” “Benefit,” or “the rider”) was available for Contracts purchased on or after May 5, 2008, and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in Secured Returns for Life Plus. Secured Returns for Life Plus is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns for Life Plus to new Owners, renewals are no longer available.

Secured Returns for Life Plus provides a guarantee of a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals), during the accumulation period regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit (“AB”) Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life. (You should note that the Benefit does not, in all cases, guarantee payments “for Life.” Certain actions you take may reduce, and even terminate, your Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.)

In addition, Secured Returns for Life Plus includes a bonus feature (called the “Plus 5 Program”) that may increase the guaranteed amount under the WB Plan provided no withdrawals are taken during a Contract Year. These bonuses will not increase your guaranteed amount under the AB Plan. We will, however, keep track of any bonuses while you are in the AB Plan and apply them to the WB Plan, if and when you transfer into the WB Plan. The bonuses under the Plus 5 Program are discussed further in this Appendix under “Plus 5 Program.”

We use the following definitions to describe how Secured Returns for Life Plus works:

AB Plan Maturity Date:
The date when the AB Plan matures. If you are younger than 80 on the Issue Date, your AB Plan Maturity Date is the later of your 10th Contract Anniversary or 10 years from the date of your last step-up. (See “Step-Up.”) If you are 80 on the Issue Date, your AB Plan Maturity Date is your Maximum Annuity Commencement Date.

Plus 5 Period:	The period of time equal in length to the first 10 Contract Years; or, if less than 10 years, the period of time up to the Contract Year in which the oldest Contract Owner attains age 80.

Bonus Base:
An amount that is equal to the initial Purchase Payment on the date the Contract is issued, and later is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals made during the Plus 5 Period.

Guaranteed Living Benefit Amount (the “GLB amount”):
The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the RGLB amount on the date you elect the WB Plan.

Remaining Guaranteed Living Benefit Amount (the “RGLB amount”):
The minimum amount guaranteed if you elected the WB Plan. The RGLB amount equals the GLB amount plus any accrued bonus amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals.

Guaranteed Living Benefit Base (the “GLB Base”):
A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:
A value equal to the RGLB amount on the WB Plan election date, if you are age 60 or older on said date. A value equal to the RGLB amount on the Contract Anniversary on or immediately following your 59th birthday, if you are less than age 60 on the WB Plan election date. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:
The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Contract Owner on the date of the first withdrawal under the WB Plan or most recent Step-Up Date. If your Contract is co-owned, the age of the oldest co-owner will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

You and Your:
Under this optional living benefit, the terms “you” and “your” refer to the oldest Owner or the surviving spouse of the oldest Owner as described under “Death of Owner Under the AB Plan” and “Death of Owner Under the WB Plan.” In the case of a non-natural owner, these terms refer to the oldest annuitant.

We also use the following acronyms when discussing the features of Secured Returns for Life Plus:

WB Plan	Guaranteed Minimum Withdrawal Benefit Plan

AB Plan	Guaranteed Minimum Accumulation Benefit Plan

GLB Amount	Guaranteed Living Benefit Amount

RGLB Amount	Remaining Guaranteed Living Benefit Amount

Maximum WB Amount	Maximum Guaranteed Minimum Withdrawal Benefit Amount

Maximum WB for Life Amount	Maximum Guaranteed Minimum Withdrawal Benefit for Life Amount

To participate in Secured Returns for Life Plus, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the RGLB amount is reduced to zero and the Lifetime Income Base is zero. The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “Designated Funds” in the prospectus to which this Appendix is attached.

When you elected to participate in Secured Returns for Life Plus, you are automatically enrolled in the AB Plan. At any time, you may elect instead to receive your benefits under the WB Plan, provided that you make the election prior to the earliest of the date your AB Plan matures, the Contract's Maximum Annuity Commencement Date, and the date you annuitize. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Guaranteed Minimum Accumulation Benefit (“AB”) Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated to the Designated Fund in which you are invested at that time.

Your GLB amount and your Bonus Base are equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described in this Appendix under “Step -Up”) and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Contract Anniversary will be reduced depending upon the Contract Year in which it was made, as follows:

Contract Year in which Purchase Payment was made	Percentage added to the GLB amount and to the Bonus Base
1-2	100%
3-5	85%
6-8	70%
9-10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns for Life Plus Benefit. In particular, Purchase Payments made after the second Contract Year may significantly reduce the value of this Benefit to you.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life Plus. (See “Refund of Secured Returns for Life Plus Charges Under the AB Plan” in this Appendix.) For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 in this Appendix.

Guaranteed Minimum Withdrawal Benefit (“WB”) Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount even if your Account Value becomes zero. Each Contract Year during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Contract Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described in this Appendix under “Withdrawals Under Secured Returns for Life Plus.”

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Contract Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Contract Year after your first Contract Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Contract Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed in this Appendix under “Withdrawals Under Secured Returns for Life Plus.”

Your Guaranteed Living Benefit Base is also set equal to the RGLB amount on the date you elect to participate in the Guaranteed Minimum Withdrawal Benefit Plan. Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described under “Guaranteed Minimum Accumulation Benefit (“AB”) Plan” plus any accrued bonuses. This value is used to determine your Maximum WB for Life Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:

●	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

●	your first Contract Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Contract Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See “Withdrawals Under Secured Returns for Life Plus” in this Appendix.)

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Contract Anniversary, will increase your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawal under the WB Plan as shown in the above chart or your most recent “Step-Up Date,” described under “Step-Up.” Under the WB Plan, after your fourth Contract Anniversary, you may not make any additional Purchase Payments unless your Benefit under the rider has been cancelled, terminated, or revoked. After the fourth Contract Anniversary, any Purchase Payments you submit while participating in the WB Plan will be returned to you.

For examples of how we calculate benefits under the WB Plan, see Examples 5 and 6 in this Appendix.

Plus 5 Program

The Plus 5 Program gives you the opportunity to increase your Secured Returns for Life Plus Benefit if you defer taking withdrawals. That is to say, if you have selected the Benefit and you do not take any withdrawals in the early Contract Years, you will be able to take larger withdrawals in the later Contract Years. Under Secured Returns for Life Plus, the Plus 5 Program is automatically available to you during your first 10 Contract Years (the “Plus 5 Period”). However, if you are 70 or older on the Issue Date, the Plus 5 Period ends on your 80th birthday. Under the Plus 5 Program, if you do not take any withdrawals during any one or more Contract Years, we will automatically calculate a bonus based upon your initial Purchase Payment (the “Bonus Base”) and adjusted for additional Purchase Payments, step-ups, and partial withdrawals. Although we calculate the amount of your bonus each year regardless of whether you are participating in the AB Plan or the WB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan, as follows:

●
Assume you are participating in the AB Plan. Under this Plan, you only have the potential for increasing the amount of your withdrawals in later Contract Years. For each year you do not take a withdrawal during the Plus 5 Period, we will calculate a bonus equal to 5% of your Bonus Base and add it to an existing accrued bonus amount. The bonuses you earn will accumulate but will not increase your Account Value, your GLB amount, or any guarantee payments you receive under the AB Plan. If you choose to switch to the WB Plan, that potential for larger withdrawals will be realized. When you switch to the WB Plan, we will set your RGLB amount to equal your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan.

●
Assume you are participating in the WB Plan. Under this Plan, the potential for larger withdrawals will be realized. Each year you do not take a withdrawal during the Plus 5 Period, we will not only calculate a bonus equal to 5% of your Bonus Base, but we will add that bonus to your RGLB amount on your Contract Anniversary (prior to calculating your new GLB Base or Lifetime Income Base). In this way, your withdrawals under the WB Plan will be larger in the later years than they would have been without the Plus 5 Program. Each time we add a bonus to the RGLB amount, we will also recalculate your GLB Base and Lifetime Income Base as described below.

After the addition of any bonus, your new GLB Base will be the greater of:

●	your GLB Base prior to the addition of the amount of any bonus, and

●	your RGLB amount after the addition of any applicable bonus.

If your age is within our age limitations, we will calculate a new Lifetime Income Base. Your new Lifetime Income Base will be equal to the greater of:

●	your Lifetime Income Base prior to the addition of the bonus amount, and

●	the lesser of:

●	your RGLB amount after the addition of the bonus amount, and

●	your previous Lifetime Income Base plus the addition of any bonus amount.

While you are participating in the AB Plan during the Plus 5 Period, any bonuses that apply to your Contract will only accumulate and will not increase your GLB amount or any guarantee payments you receive under the AB Plan. However, for each Contract Year that you do not take a withdrawal during the Plus 5 Period, the bonus will be calculated and added to the existing accrued bonus amount. Before taking a withdrawal during the Plus 5 Period, you should carefully consider the negative effect this will have on your Plus 5 bonuses.

When and if you elect to participate in the WB Plan, your RGLB amount is set equal to your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan. Your accrued bonus amount will then be set at zero. Any future bonus amounts, if applicable, while you are participating in the WB Plan, will be added each year, as described above.

Bonuses under the Plus 5 Program do not increase your Account Value; you can benefit from any such bonus only if you choose the WB Plan.

Cost of Secured Returns for Life Plus

Unlike other Contract charges, the charge for Secured Returns for Life Plus will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value” in the prospectus to which this Appendix is attached. Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life Plus is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.125%. (See Example 18 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement. The maximum charge you can pay for Secured Returns for Life Plus in any one Contract Year is equal to 0.50% of the highest Account Value at any point in that Contract Year.

We will continue to deduct this charge until:

●	you annuitize or

●	under the provisions of Secured Returns for Life Plus:

●	your Benefit matures;

●	your Benefit is revoked (see “Revocation of Secured Returns for Life Plus”); or

●	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Fund, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge, until the 7th Contract Anniversary. (See “Cancellation of Secured Returns for Life Plus” in this Appendix.)

Withdrawals Under Secured Returns for Life Plus

Any withdrawals you take under Secured Returns for Life Plus may reduce the value of your Benefit under the rider. Such withdrawals affect your Benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount of the withdrawal.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your Benefit under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your Benefit, we will reduce the amount we credit proportionally to the amount withdrawn.

You should be aware that, if your Account Value is less than the amount of your Benefit at the time a withdrawal is taken, your GLB amount will be reduced by an amount equal to or more than the amount withdrawn. Thus, withdrawals taken in a down market could severely reduce, and even terminate, your benefits under Secured Returns for Life Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

We will also proportionally reduce your Bonus Base and any accrued bonuses using a similar calculation. (See Example 3 in this Appendix.) However, as discussed in detail in this Appendix under “Plus 5 Program,” even though the Bonus Base and accrued bonuses are calculated while you are in the AB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced by the amount of the withdrawal, but your Maximum WB Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Contract Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. You should be aware that, if you withdraw more than your Maximum WB Amount at time when your Account Value is less than the amount of your Benefit, your RGLB amount will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, withdrawals taken in a down market could severely reduce, and even terminate, your benefits under Secured Returns for Life Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:

●	your previous RGLB amount, reduced by the amount of the withdrawal, and

●	your Account Value after the withdrawal.

Your new GLB Base will be the lesser of:

●	your previous GLB Base reduced by the amount of the withdrawal in excess of the Maximum WB Amount, and

●	your Account Value after the withdrawal.

Your new Bonus Base will be the lesser of:

●	your previous Bonus Base reduced by the amount of the withdrawal in excess of the Maximum WB Amount, and

●	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your Benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Contract Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced by the amount of such withdrawals, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.

If, however, in any one Contract Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of:

●	your previous Lifetime Income Base reduced by the amount of the withdrawal in excess of the Maximum WB for Life Amount, and

●	the Account Value after the withdrawal.

Your new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent “Step-Up Date,” if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Contract Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:

●
A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce, and even terminate, your Secured Returns for Life Plus Benefits, including reducing your Account Value to zero and thereby terminating your Contract without value.

●
If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will terminate and your Contract will terminate without value.

●
If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)
You could choose to receive the Maximum WB for Life Amount, if any, until you die. In that case, after your death, your beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero; or

(2)	You (or your beneficiary if you have died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see Examples 5 through 7 and Examples 11 and 12 in this Appendix.

Annuitization Under the WB Plan

Under the WB Plan, if your Account Value is greater than zero on the Maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the Maximum Annuity Commencement Date you may elect to:

●	annuitize the Contract as described under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached;

●	surrender your Contract;

●	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

●	receive the Maximum WB for Life Amount each year until an Owner dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the death benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we may automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain. Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 90th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

Cancellation of Secured Returns for Life Plus

Transfers among the Designated Funds are permitted as described in the prospectus to which this Appendix is attached under “Transfer Privilege.” If, however, you transfer some or all of your Account Value out of the Designated Funds, the Secured Returns for Life Plus benefits will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns for Life Plus benefits will be cancelled. A change of ownership of the Contract may also cancel Secured Returns for Life Plus.

Once Secured Returns for Life Plus has been cancelled, it cannot be reinstated. After cancellation of the benefits, you will continue to pay the annual charge for Secured Returns for Life Plus until your 7th Contract Anniversary.

Revocation of Secured Returns for Life Plus

Anytime after your 7th Contract Anniversary, you may revoke Secured Returns for Life Plus. Once revoked, Secured Returns for Life Plus may not be reinstated. After Secured Returns for Life Plus has been revoked, all benefits and charges will end.

Step-Up

On or after your first Contract Anniversary, you may elect to increase your guaranteed amount to your then current Account Value. Currently, this step-up election may be made on any day after your first Contract Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the first or any subsequent Contract Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in good order (the “Step-Up Date”), we will increase your GLB amount and Bonus Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB amount, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your Bonus Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB Base and greater than the current Lifetime Income Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Sun Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your Maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the Maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefits under the AB Plan will “mature” on the 10th Contract Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life Plus charge, i.e. the “AB Plan Maturity Date”). If you elect to step-up your GLB amount, the term of your benefits under the AB Plan will change. After you make a step-up election, your benefits under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See Example 4 in this Appendix.) Accrued bonus amounts after step-up under the AB Plan will be equal to the greater of:

●	the accrued bonus amount before step-up less the difference between the GLB amount after and before step-up, and

●	zero.

Thus, a step-up while the AB Plan is in effect will cause a reduction in the amount of any accrued bonuses.

Following your step-up election, the rider fee will be changed to an amount equal to the Secured Returns for Life Plus fee charged on newly issued Contracts at that time. This fee may be higher than your current fee as set forth in this Appendix under “Cost of Secured Returns for Life Plus.” If we are no longer issuing new Contracts with the Secured Returns for Life Plus Rider, then the rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your Maximum Annuity Commencement Date. After the step-up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Contract Year, any withdrawals previously made in that Contract Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See Example 8 in this Appendix.)

If your Benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described in this Appendix under “Guaranteed Minimum Withdrawal Benefit ('WB') Plan”. (See Example 16 in this Appendix.)

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, any subsequent Purchase Payment will increase, by the full amount of the payment, the RGLB amount, the GLB Base, the Bonus Base, and the Lifetime Income Base, if applicable. After your fourth Contract Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount and the Bonus Base under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2010, and elected to step-up your Contract on October 1, 2015. Under the AB Plan that you have elected, your Benefit matures on October 1, 2025. For any subsequent Purchase Payments you make into this Contract, your GLB amount and your Bonus Base would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount and the Bonus Base
1	10/02/15 – 10/01/16	100%
2	10/02/16 – 10/01/17	100%
3	10/02/17 – 10/01/18	85%
4	10/02/18 – 10/01/19	85%
5	10/02/19 – 10/01/20	85%
6	10/02/20 – 10/01/21	70%
7	10/02/21 – 10/01/22	70%
8	10/02/22 – 10/01/23	70%
9	10/02/23 – 10/01/24	60%
10	10/02/24 – 10/01/25	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2020 would be guaranteed, whereas 85% of a subsequent Purchase Payment made on October 1, 2020 would be guaranteed. It may be to your disadvantage to make any such Purchase Payments that increase the GLB amount by less that 100% of the payment.

Refund of Secured Returns for Life Plus Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life Plus (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life Plus charges will be made if you change from the AB Plan to the WB Plan.

Death of Owner Under the AB Plan

If an Owner dies while participating in the AB Plan, all benefits and charges under Secured Returns for Life Plus will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, the surviving spouse has three options under the Contract.

(1)
The spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached.) The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

(2)
The surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the Maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

(3)
The surviving spouse can elect to participate in a new Secured Returns for Life Plus rider on the original Contract (assuming that the rider is available to new Owners at the time of election and the surviving spouse meets certain eligibility requirements) and, thus, be eligible to receive lifetime withdrawal benefits. If the surviving spouse makes such election: (a) the rider charge will be equal to the rider charge on newly issued Contracts; (b) the GLB amount and the Bonus Base will be equal to the Account Value after the death benefit has been credited; and (c) the spouse will be enrolled in the AB Plan. If the spouse elects to switch to the WB Plan, the GLB Base and the RGLB amount will be the GLB amount on the date the spouse elected to participate in the WB Plan. The Lifetime Income Base will be the RGLB amount on:

●	the date the surviving spouse elected to participate in the WB Plan, if the spouse is age 60 or older on that date, or

●	the Contract Anniversary after the surviving spouse reaches age 59, if the spouse is 59 or younger on the date of the WB Plan election.

If the Contract is not continued by the surviving spouse following an Owner's death while participating in the AB Plan, the Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Death of Owner Under the WB Plan

If an Owner dies while participating in the WB Plan, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero. If the surviving spouse is the sole Beneficiary and elects to continue the Contract, the spouse has two additional options under the Contract:

(1)
The surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to the spouse. All other benefits under the WB Plan will continue, for the surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached.) The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

(2)
The surviving spouse can elect to participate in a new Secured Returns for Life Plus rider on the original contract (subject to the terms and conditions described above under “Death of Owner Under the AB Plan”) and, thus, be eligible to receive lifetime withdrawal benefits.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns for Life Plus. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns for Life Plus as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your RGLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount, or your Maximum WB for Life Amount. In other words, we will not reduce your GLB Base, Lifetime Income Base, or Bonus Base, if a Yearly RMD Amount exceeds either your Maximum WB Amount or your Maximum WB for Life Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Contract Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the GLB Base, Lifetime Income Base, Bonus Base, or all of these amounts, per the terms of the rider regarding Excess Withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds either your Maximum WB Amount or your Maximum WB for Life Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount, Bonus Base and any accrued bonus amounts proportionally (see “Withdrawals Under Secured Returns for Life Plus” in this Appendix).

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefit and Optional Living Benefits” in the prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU ELECTED SECURED RETURNS FOR LIFE PLUS ON JANUARY 1, 2009 WITH AN INITIAL PURCHASE PAYMENT OF $100,000. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2010, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2011, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Contract Year. Therefore, on January 1, 2012, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you remain in the AB plan until it “matures” on January 1, 2019. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $50,000 ($5,000 per year for ten years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2019 is $88,000. Since your Account Value is less than your GLB amount by $12,000, an amount equal to $12,000 will be deposited into your Contract ($100,000 - $88,000).

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments; Refund Applies.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2010, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2011, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on May 20, 2011, you make a Purchase Payment of $80,000. Since you are in your third Contract Year, your GLB amount is increased by 85% of this Purchase Payment. Therefore, your new GLB amount is $168,000 (old GLB amount of $100,000 plus 85% of $80,000). Your new Bonus Base is also $168,000 (old Bonus Base of $100,000 plus 85% of $80,000). Your accrued bonus amount remains at $10,000.

●
Assume that you take no withdrawals in your third Contract Year. Therefore, on January 1, 2012, your accrued bonus amount is $18,400, which equals $8,400 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $168,000.

●
Assume that you remain in the AB Plan until it “matures” on January 1, 2019. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $77,200 ($5,000 per year for two years plus $8,400 per year for eight years). Since your rider “matured” in the AB Plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2019 is $200,000. Assume that the total rider charges you paid were $8,375.

●
Because your Account Value is greater than your GLB amount ($200,000 vs. $168,000), your Contract will be credited with an amount equal to the rider charges you have paid ($8,375), increasing your Account Value to $208,375.

EXAMPLE 3: Withdrawals under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2010, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2011, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on March 10, 2011 (in your third Contract Year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2011 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn. Therefore, your new GLB amount is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 ÷ $80,000) = $8,750.

●
Assume that you take no more withdrawals in your third Contract Year. Therefore, on January 1, 2012, your GLB amount remains at $87,500, and your Bonus Base also remains at $87,500. Since you made a withdrawal in your third Contract Year, you do not accrue a bonus amount in that Contract Year. Therefore, your accrued bonus amount remains at $8,750.

●
Assume that you take no withdrawals in your fourth Contract Year. Therefore, on January 1, 2013, your accrued bonus amount is $13,125, which equals $4,375 (5% of the Bonus Base) plus your previous accrued bonus amount of $8,750. Since no withdrawals were been taken, your GLB amount and your Bonus Base both remain at $87,500.

●
Assume that you remain in the AB plan until it “matures” on January 1, 2019. Assume that you take no more withdrawals from your contract. Your accrued bonus amount is $39,375 ($8,750 total for the first two years plus $4,375 per year for seven years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2019 is $80,000. Since your Account Value is less than your GLB amount by $7,500, an amount equal to $7,500 will be deposited into your Contract ($87,500 - $80,000).

EXAMPLE 4: Step-up Elected under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2010, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2011, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Contract Year. Therefore, on January 1, 2012, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 1, 2012 your Account Value is $118,000. Since you have passed your first Contract Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan “maturity date” is now January 1, 2022. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

●
Assume that you take no withdrawals in your fourth Contract Year. Therefore, on January 1, 2013, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

●
Assume that you remain in the AB plan until it “matures” on January 1, 2022. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $41,300 ($5,900 per year for seven years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2022 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.

●	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2009, and that you choose to systematically withdraw the Maximum WB Amount annually.

●	On January 1, 2009:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is zero because you have not passed your first Contract Anniversary after your 59th birthday
●	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Contract Year, you do not receive any bonus credits.

●	On December 31, 2009, after your first systematic withdrawal of $5,000, your Maximum WB Amount:

●	Your Account Value is reduced by the amount of the withdrawal [$5,000].
●	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is zero because you have not passed your first Contract Anniversary after your 59th birthday.
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●
Assume you take only systematic withdrawals of $5,000 for a total of 3 years. Assume you make no subsequent Purchase Payments. On December 1, 2011, you celebrate your 59th birthday. On January 1, 2012:

●	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].
●	Your RGLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000-($5,000 x 3)].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Contract Year.
●	Your Lifetime Income Base is set at $85,000 [an amount equal to the RGLB amount on your first Contract Anniversary after your 59th birthday].
●	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2031:

●	Your Account Value equals zero.
●	Your RGLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 – ($3,400 x 20)]
●	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Contract Year.
●	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Contract Year.
●	Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

●
Assume you elect to take annual payments of your Maximum WB for Life Amount. Therefore you will continue to receive $3,400 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $5,000 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.

●	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2009, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.

●	On January 1, 2009:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Contract Year, you do not receive any bonus credits.

●	On December 31, 2009, after your first systematic withdrawal of $4,000:

●	Your Account Value is reduced by the amount of the withdrawal [$4,000].
●	Your RGLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●
Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years. Assume you make a subsequent Purchase Payment of $50,000, in your 4th Contract Year. Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000. On December 31, 2012:

●	Your RGLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].
●	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB Amount is $7,500 [5% of your new GLB Base]
●	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base]
●	Your Bonus Base, increased by the subsequent Purchase Payment, is $150,000.

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2032:

●	Your Account Value equals zero.
●	Your RGLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 – ($6,000 x 20)].
●	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Contract Year.
●	Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

●
Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000. Therefore, you will continue to receive $6,000 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $7,500 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 7: Withdrawals under WB Plan Exceeding Maximum WB Amount.

●
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2009. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2009:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Contract Year, you do not receive any bonus credits.

●	On December 31, 2009, after you take a withdrawal of $6,000, your Account Value is $92,000:

●	Your RGLB amount is reduced to $92,000 [the lesser of (1) your current RGLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].
●	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].
●	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].
●
Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

●	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base].
●	Your Bonus Base is reduced to $92,000 [the lesser of (1) your current Bonus Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].

●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Fund, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your RGLB amount is also now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609. Your Maximum WB Amount is 5% of $7,609, or $380. Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609. Your Maximum WB for Life Amount is 4% of $7,609, or $304. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years.

●	Assume your fund earns -2% in Contract Year 14, and that you take another $6,000 withdrawal. On December 31, 2022:

●	Your Account Value is $1,457.
●	Your RGLB amount is $1,457 [the lesser of (1) your current RGLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].
●	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 – ($6,000 - $380)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB Amount equals $73 [5% of your new GLB Base].
●	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base].

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your RGLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount). Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your RGLB is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your RGLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 8: Step-up Elected under WB Plan.

●
Assume you are age 65 at issue. Also assume that you elect the WB plan on January 1, 2009, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had good investment performance, gaining 6% a year over the course of the Contract. On January 1, 2009:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Contract Year, you do not receive any bonus credits.

●	On December 31, 2009, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:

●	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2011:

●	Your Account Value is $103,184.
●	Your RGLB amount is $85,000 [$100,000 - ($5,000 x 3)].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Your Bonus Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

Because your Account Value is greater than your RGLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up. On January 1, 2012*:

●	Your Account Value is $103,184.
●	Your RGLB amount is $103,184.
●	Your GLB Base is $103,184.
●	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].
●	Your Lifetime Income Base is $103,184.
●	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].
●	Your Bonus Base is $103,184.

*
Note: Assume instead that you elected to step-up sometime in 2012 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184. Your new Maximum WB Amount and new Maximum WB for Life amount of $5,159 would apply so that you could withdraw an additional $159 during the remainder of 2012 without exceeding your maximum amounts.

EXAMPLE 9: WB Election at Issue; Withdrawals Not Taken Immediately.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

●
Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $110,000.
Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $110,000, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500. Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,500 in your third Contract Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $110,000 - $5,500, or $104,500. Your GLB Base will remain at $110,000, so your Maximum WB Amount will remain at 5% of $110,000, or $5,500. Your LIB will also remain at $110,000, so your Maximum WB for Life Amount will remain at 5% of $110,000, or $5,500.

●
Assume that you remain alive and that you continue to make withdrawals of $5,500 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your LIB is still $110,000. Therefore, you can continue to receive $5,500 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 10: WB Election at Issue; Subsequent Purchase Payments made; Withdrawals Not Taken Immediately.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

●
Assume that you make a Purchase Payment of $60,000 in your second Contract Year. Your RGLB amount, GLB Base, LIB, and Bonus Base are all increased by the amount of the Purchase Payment. Therefore, your RGLB amount, GLB Base, and LIB are all now equal to $105,000 plus $60,000 = $165,000. Your Bonus Base is now equal to $100,000 plus $60,000 = $160,000.

●
Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $8,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $173,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $165,000, and
(ii)	your new RGLB amount of $173,000.
Therefore, your GLB Base is now $173,000, and your new Maximum WB Amount is 5% of $173,000, or $8,650.
Your LIB will now become the greater of:
(i)	your old LIB of $165,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $173,000, and
(b)	your old LIB of $165,000 plus the bonus amount of $8,000.
Therefore, your LIB is now $173,000, and your new Maximum WB for Life Amount is 5% of $173,000, or $8,650. Your Bonus Base remains at $160,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $8,650 in your third Contract Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $173,000 - $8,650, or $164,350. Your GLB Base will remain at $173,000, so your Maximum WB Amount will remain at 5% of $173,000, or $8,650. Your LIB will also remain at $173,000, so your Maximum WB for Life Amount will remain at 5% of $173,000, or $8,650. Your Bonus Base will remain at $160,000.

●
Assume that you remain alive and that you continue to make withdrawals of $8,650 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $173,000. Therefore, you can continue to receive $8,650 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 11: WB Election at Issue; Withdrawals Taken.

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Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

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Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

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Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,250 in your second Contract Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $105,000 - $5,250, or $99,750. Your GLB Base will remain at $105,000, so your Maximum WB Amount will remain at 5% of $105,000, or $5,250. Your LIB will also remain at $105,000, so your Maximum WB for Life Amount will remain at 5% of $105,000, or $5,250. Since your withdrawal did not exceed your Maximum WB Amount, your Bonus Base will remain at $100,000.

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Assume that you take no withdrawals in your third Contract Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $104,750. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $104,750.
Therefore, your GLB Base remains at $105,000, and your Maximum WB Amount remains at 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $104,750, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB remains at $105,000, and your Maximum WB for Life Amount remains at 5% of $105,000, or $5,250.
Your Bonus Base remains at $100,000.

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Assume that you take no withdrawals in your fourth Contract Year. Therefore, on January 1, 2013, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $109,750. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $109,750.
Therefore, your GLB Base is now $109,750, and your new Maximum WB Amount is 5% of $109,750, or $5,487.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $109,750, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $109,750, and your new Maximum WB for Life Amount is 5% of $109,750, or $5,487. Your Bonus Base remains at $100,000.

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Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,487 in 2013. Also assume that you remain alive and continue to take annual withdrawals of $5,487 until the RGLB amount runs out in year 2032. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $109,750. Therefore, you can continue to receive $5,487 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 12: WB Election at Issue; Excess Withdrawal Taken.

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Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

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Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

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Assume that you take a withdrawal of $6,000 in your second Contract Year. This withdrawal exceeds both your Maximum WB Amount and your Maximum WB for Life Amount of $5,250. Assume that your Account Value equals $90,000 after you make this withdrawal. Your RGLB amount will be reduced to the lesser of:

(i)	your old RGLB amount of $105,000 minus the $6,000 withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new RGLB amount is $90,000.
Your GLB Base will be reduced to the lesser of:
(i)	your old GLB Base of $105,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new GLB Base is $90,000. Your new Maximum WB Amount is 5% of $90,000, or $4,500.
Your Bonus Base will be reduced to the lesser of:
(i)	your old Bonus Base of $100,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new Bonus Base is $90,000.
Your LIB will be reduced to the lesser of:
(i)	your old LIB of $105,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new LIB is $90,000. Your new Maximum WB for Life Amount is 5% of $90,000, or $4,500.

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Assume that you take no withdrawals in your third Contract Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $94,500. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $90,000, and
(ii)	your new RGLB amount of $94,500.
Therefore, your GLB Base is now $94,500, and your new Maximum WB Amount is 5% of $94,500, or $4,725.
Your LIB will now become the greater of:
(i)	your old LIB of $90,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $94,500, and
(b)	your old LIB of $90,000 plus the bonus amount of $4,500.
Therefore, your LIB is now $94,500, and your new Maximum WB for Life Amount is 5% of $94,500, or $4,725. Your Bonus Base remains at $90,000.

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Assume that you take no withdrawals in your fourth Contract Year. Therefore, on January 1, 2013, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $99,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $94,500, and
(ii)	your new RGLB amount of $99,000.
Therefore, your GLB Base is now $99,000, and your new Maximum WB Amount is 5% of $99,000, or $4,950.
Your LIB will now become the greater of:
(i)	your old LIB of $94,500, and
(ii)	the lesser of:
(a)	your new RGLB amount of $99,000, and
(b)	your old LIB of $94,500 plus the bonus amount of $4,500.
Therefore, your LIB is now $99,000, and your new Maximum WB for Life Amount is 5% of $99,000, or $4,950. Your Bonus Base remains at $90,000.

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Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $4,950 in 2013. Also assume that you remain alive and continue to take annual withdrawals of $4,950 until the RGLB amount runs out in year 2032. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $99,000. Therefore, you can continue to receive $4,950 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 13: WB Election at Issue; Withdrawals Not Taken Immediately; Step-up elected.

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Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

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Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

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Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $110,000.
Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $110,000, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500. Your Bonus Base remains at $100,000.

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Assume that you take no withdrawals in your third Contract Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $115,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $110,000, and
(ii)	your new RGLB amount of $115,000.
Therefore, your GLB Base is now $115,000, and your new Maximum WB Amount is 5% of $115,000, or $5,750.
Your LIB will now become the greater of:
(i)	your old LIB of $115,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $115,000, and
(b)	your old LIB of $110,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $115,000, and your new Maximum WB for Life Amount is 5% of $115,000, or $5,750. Your Bonus Base remains at $100,000.

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Assume that on January 2, 2012 your Account Value is $118,000. Since you have have passed your first Contract Anniversary and have not stepped-up within the past year, and since your Account Value is greater than both the GLB Base and the LIB, you may step up your WB plan guarantees. Assume that you do elect to step up. Your RGLB amount, your GLB Base, your LIB and your Bonus Base are all now equal to $118,000. Your new Maximum WB Amount is 5% of $118,000, or $5,900. Your new Maximum WB for Life Amount is 5% of $118,000, or $5,900.

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Assume that you take no withdrawals in your fourth Contract Year. Therefore, on January 1, 2013, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $123,900. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $118,000, and
(ii)	your new RGLB amount of $123,900.
Therefore, your GLB Base is now $123,900, and your new Maximum WB Amount is 5% of $123,900, or $6,195.
Your LIB will now become the greater of:
(i)	your old LIB of $118,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $123,900, and
(b)	your old LIB of $118,000 plus the bonus amount of $5,900.
Therefore, your LIB is now $123,900, and your new Maximum WB for Life Amount is 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.

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Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,195 in your fifth Contract Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $123,900 - $6,195, or $117,705. Your GLB Base will remain at $123,900, so your Maximum WB Amount will remain at 5% of $123,900, or $6,195. Your LIB will also remain at $123,900, so your Maximum WB for Life Amount will remain at 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.

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Assume that you remain alive and that you continue to make withdrawals of $6,195 until the RGLB amount runs out in year 2032. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $123,900. Therefore, you can continue to receive $6,195 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 14: Switch from AB to WB; No Withdrawals under the AB Plan.

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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2010, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

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Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2011, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

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Assume that you take no withdrawals in your third Contract Year. Therefore, on January 1, 2012, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

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Assume that while you are in your fourth Contract Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $100,000 plus your accrued bonus amount of $15,000, for a total of $115,000. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $115,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,750. Your Maximum WB for Life Amount equals 5% of your LIB, or $5,750. Your Bonus Base remains at $100,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

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Assume that you take no withdrawals in your fourth Contract Year. Therefore, on January 1, 2013, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $120,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $115,000, and
(ii)	your new RGLB amount of $120,000.
Therefore, your GLB Base is now $120,000, and your new Maximum WB Amount is 5% of $120,000, or $6,000.
Your LIB will now become the greater of:
(i)	your old LIB of $115,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $120,000, and
(b)	your old LIB of $115,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $120,000, and your new Maximum WB for Life Amount is 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.

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Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,000 in your fifth Contract Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $120,000 - $6,000, or $114,000. Your GLB Base will remain at $120,000, so your Maximum WB Amount will remain at 5% of $120,000, or $6,000. Your LIB will also remain at $120,000, so your Maximum WB for Life Amount will remain at 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.

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Assume that you remain alive and that you continue to make withdrawals of $6,000 until the RGLB amount runs out in year 2032. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $120,000. Therefore, you can continue to receive $6,000 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 15: Switch from AB to WB; Withdrawals under the AB Plan.

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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2010, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

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Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2011, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

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Assume that on March 10, 2011 (in your third Contract Year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2011 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn. Therefore, your new GLB amount is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 ÷ $80,000) = $8,750

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Assume that while you are in your fourth Contract Year, you switch to the WB plan. Your RGLB amount is now equal to your old GLB amount of $87,500 plus your accrued bonus amount of $8,750, for a total of $96,250. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $96,250. Your Maximum WB Amount equals 5% of your GLB Base, or $4,812. Your Maximum WB for Life Amount equals 5% of your LIB, or $4,812. Your Bonus Base remains at $87,500. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

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Assume that you take no withdrawals in your fourth Contract Year. Therefore, on January 1, 2013, the RGLB amount will be increased by $4,375, which equals 5% of the Bonus Base. Your new RGLB amount is now $100,625. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $96,250, and
(ii)	your new RGLB amount of $100,625.
Therefore, your GLB Base is now $100,625, and your new Maximum WB Amount is 5% of $100,625, or $5,031.
Your LIB will now become the greater of:
(i)	your old LIB of $96,250, and
(ii)	the lesser of:
(a)	your new RGLB amount of $100,625, and
(b)	your old LIB of $96,250 plus the bonus amount of $4,375.
Therefore, your LIB is now $100,625, and your new Maximum WB for Life Amount is 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.

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Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,031 in your fifth Contract Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $100,625 - $5,031, or $95,594. Your GLB Base will remain at $100,625, so your Maximum WB Amount will remain at 5% of $100,625, or $5,031. Your LIB will also remain at $100,625, so your Maximum WB for Life Amount will remain at 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.

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Assume that you remain alive and that you continue to make withdrawals of $5,031 until the RGLB amount runs out in year 2032. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $100,625. Therefore, you can continue to receive $5,031 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 16: Switch from AB to WB; Step-up while in AB Plan.

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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2010, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

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Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2011, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

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Assume that you take no withdrawals in your third Contract Year. Therefore, on January 1, 2012, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

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Assume that on January 2, 2012 your Account Value is $118,000. Since you have passed your first Contract Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan “maturity date” is now January 2, 2022. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

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Assume that you take no withdrawals in your fourth Contract Year. Therefore, on January 1, 2013, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

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Assume that while you are in your fifth Contract Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $118,000 plus your accrued bonus amount of $5,900, for a total of $123,900. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $123,900. Your Maximum WB Amount equals 5% of your GLB Base, or $6,195. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,195. Your Bonus Base remains at $118,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

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Assume that you take no withdrawals in your fifth Contract Year. Therefore, on January 1, 2014, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $129,800. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $123,900, and
(ii)	your new RGLB amount of $129,800.
Therefore, your GLB Base is now $129,800, and your new Maximum WB Amount is 5% of $129,800, or $6,490.
Your LIB will now become the greater of:
(i)	your old LIB of $123,900, and
(ii)	the lesser of:
(a)	your new RGLB amount of $129,800, and
(b)	your old LIB of $123,900 plus the bonus amount of $5,900.
Therefore, your LIB is now $129,800, and your new Maximum WB for Life Amount is 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.

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Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,490 in your sixth Contract Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $129,800 - $6,490, or $123,310. Your GLB Base will remain at $129,800, so your Maximum WB Amount will remain at 5% of $129,800, or $6,490. Your LIB will also remain at $129,800, so your Maximum WB for Life Amount will remain at 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.

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Assume that you remain alive and that you continue to make withdrawals of $6,490 until the RGLB amount runs out in year 2033. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $129,800. Therefore, you can continue to receive $6,490 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if Account Value drops to zero, the Contract terminates.

EXAMPLE 17: Switch from AB to WB; Step-up while in AB Plan.

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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2010, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

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Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2011, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

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Assume that you take no withdrawals in your third Contract Year. Therefore, on January 1, 2012, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 2, 2012 your Account Value is $112,000. Since you have passed your first Contract Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $112,000. Assume that you do elect to step up. Your GLB amount is now equal to $112,000. Also, your Bonus Base is now equal to $112,000. Your AB plan “maturity date” is now January 2, 2022. Since your new GLB amount of $112,000 is less than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, less your new GLB amount of $112,000. Therefore, your new accrued bonus amount is $3,000.

●
Assume that you take no withdrawals in your fourth Contract Year. Therefore, on January 1, 2013, your accrued bonus amount is $8,600, which equals $5,600 (5% of the Bonus Base) plus your previous accrued bonus amount of $3,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $112,000.

●
Assume that while you are in your fifth Contract Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $112,000 plus your accrued bonus amount of $8,600, for a total of $120,600. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $120,600. Your Maximum WB Amount equals 5% of your GLB Base, or $6,030. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,030. Your Bonus Base remains at $112,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●
Assume that you take no withdrawals in your fifth Contract Year. Therefore, on January 1, 2014, the RGLB amount will be increased by $5,600, which equals 5% of the Bonus Base. Your new RGLB amount is now $126,200. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $120,600, and
(ii)	your new RGLB amount of $126,200.
Therefore, your GLB Base is now $126,200, and your new Maximum WB Amount is 5% of $126,200, or $6,310.
Your LIB will now become the greater of:
(i)	your old LIB of $120,600, and
(ii)	the lesser of:
(a)	your new RGLB amount of $126,200, and
(b)	your old LIB of $120,600 plus the bonus amount of $5,600.
Therefore, your LIB is now $126,200, and your new Maximum WB for Life Amount is 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,310 in your sixth Contract Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $126,200 - $6,310, or $119,890. Your GLB Base will remain at $126,200, so your Maximum WB Amount will remain at 5% of $126,200, or $6,310. Your LIB will also remain at $126,200, so your Maximum WB for Life Amount will remain at 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.

●
Assume that you remain alive and that you continue to make withdrawals of $6,310 until the RGLB amount runs out in year 2033. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $126,200. Therefore, you can continue to receive $6,310 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if the Account Value drops to zero, the Contract terminates.

EXAMPLE 18: Calculation of Explicit Rider Charges under AB Plan.

●
Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

●
On March 31, 2009, your Account Value before the charge for Secured Returns for Life Plus is taken is $101,196.79. The charge deducted on March 31, 2009 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2009 is $101,070.29 ($101,196.79 - $126.50).

●
On June 30, 2009, your Account Value before the charge for Secured Returns for Life Plus is taken is $102,307.23. The fee deducted on June 30, 2009 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2009 is $102,179.35 ($102,307.23 - $127.88).

●
On September 30, 2009, your Account Value before the charge for Secured Returns for Life Plus is taken is $103,443.69. The fee deducted on September 30, 2009 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2009 is $103,314.39 ($103,443.69 - $129.30).

●
This pattern continues until the maturity date for your Benefit of January 1, 2019. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life Plus charges that have been made. Note that if Secured Returns for Life Plus was revoked or cancelled before the maturity date for your Benefit of January 1, 2019, then no Secured Returns for Life Plus credit will be made to your Account.

EXAMPLE 19: One Year Step-up elected under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your Guaranteed Living Benefit amount (“GLB amount”) at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2010, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 1, 2010 your Account Value is $118,000. Since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan Maturity Date is now January 1, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $5,000, your new accrued bonus amount is set equal to $0.

●
Assume that you remain in the AB plan until it “matures” on January 1, 2020. Assume that you have taken no withdrawals since your Contract was issued. Your accrued bonus amount is $53,100 ($5,900 per year for nine years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2020 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

APPENDIX E -
RETIREMENT INCOME ESCALATORSM

The optional living benefit known as Retirement Income Escalator (“RIE” or “the rider”) was available for Contracts purchased on or after May 5, 2008 and prior to October 20, 2008 and certain contracts purchased on or after October 20, 2008. The following information applies to your Contract if you elected to participate in RIE. RIE is no longer available for sale on new Contracts.

RIE provides an annual income guarantee for life. You can withdraw up to a guaranteed amount each year and, provided you meet certain requirements, we will continue to send you the guaranteed amount even if your Account Value should go to zero. Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year. In general, the longer you wait for your first withdrawal under RIE, the larger the guaranteed annual income amount. To describe how RIE works, we use the following definitions:

RIE Coverage Date:	Your Issue Date if you are at least age 59½ at issue; otherwise, the first Contract Anniversary after you attain age 59½.

Annual Withdrawal Amount:
The total guaranteed amount available for withdrawal each Contract Year during your life, provided that you comply with certain conditions. The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Lifetime Withdrawal Percentage:
The percentage used to calculate your Annual Withdrawal Amount. The percentage will be 5%, 6%, or 7% depending upon your age on your first withdrawal under the Contract after your RIE Coverage Date. Once determined, the percentage is set for the life of your RIE.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your “RIE Fee” (see “Cost of RIE”).

RIE Bonus Period:
A ten-year period commencing on the RIE Coverage Date and ending on your tenth Contract Anniversary. If you “step up” your RIE (described below) during the RIE Bonus Period, the RIE Bonus Period is extended to ten years from the date of the step-up.

Bonus Base:
The amount on which bonuses are calculated. The Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your RIE Coverage Date or any excess withdrawals (see “Excess Withdrawals” under “Withdrawals Under RIE”).

You and Your:
The terms “you” and “your” refer to the oldest Owner or the surviving spouse of the oldest Owner, as described under “Death of Owner Under RIE with Single-Life Coverage.” In the case of a non-natural Owner, these terms refer to the oldest annuitant.

Upon annuitization, RIE and any elected optional death benefit automatically terminate.

RIE allows you to withdraw a guaranteed amount of money each year, beginning on your RIE Coverage Date, until the death of any Owner if single-life coverage is elected (or until the death of both the Owner and the Owner's spouse if joint-life coverage is elected). Your right to take withdrawals under RIE continues regardless of the investment performance of a Designated Fund, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is 5%, 6% or 7% of your Withdrawal Benefit Base, depending upon your age on the date of your first withdrawal after your RIE Coverage Date.

In addition, if you make no withdrawals in a Contract Year during your RIE Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 5% of your Bonus Base. The RIE Bonus Period is a 10-year period commencing on your RIE Coverage Date (the later of your Issue Date or the first Contract Anniversary after you reach age 59½). The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under RIE” in this Appendix), provided that the step-up occurs prior to the conclusion of the current 10-year period. If you are significantly younger than 59½ at issue, you should carefully consider whether RIE is an appropriate choice in light of the possibility of a longer waiting period before the RIE bonus can begin to accrue.

If you are participating in RIE, you may make Purchase Payments only during your first Contract Year. After the first Contract Anniversary, any Purchase Payments you submit will be returned to you.

To participate in RIE, all of your Account Value must be invested in a Designated Fund at all times during the term of RIE. (The “term” of RIE is for life, unless your Withdrawal Benefit Base is reduced to zero or your RIE is terminated or cancelled as described in this Appendix under “Cancellation of RIE,” “Depleting Your Account Value,” and “Annuitization Under RIE.”) See “Designated Funds” in the prospectus to which this Appendix is attached.

Under RIE, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage,” “Death of Owner Under RIE with Single-Life Coverage,” and “Death of Owner Under RIE with Joint-Life Coverage” in this Appendix.

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

●	decreased following any withdrawals you take prior to your RIE Coverage Date;

●	decreased following any withdrawals you take after your RIE Coverage Date, if such withdrawal is in excess of the Annual Withdrawal Amount at the time of the withdrawal;

●	increased by any applicable bonuses;

●	increased by any step-ups as described under “Step-Up Under RIE”; and

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is calculated when you make your first withdrawal after your RIE Coverage Date. It is a set percentage of your Withdrawal Benefit Base. This percentage, known as the Lifetime Withdrawal Percentage, is determined based upon your age at that time, as follows:

Your Age on the Date of the First Withdrawal After Your RIE Coverage Date*	Lifetime Withdrawal Percentage
59½ - 69	5%
70 - 79	6%
80 or older	7%
*These age ranges will be different if you elected joint-life coverage as described under
  “Joint-Life Coverage” in this Appendix.

Once set, your Lifetime Withdrawal Percentage will remain the same for the life of your RIE. Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Therefore, if your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change. The new Annual Withdrawal Amount will be effective on the next Contract Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Contract Year and any decreases caused by excess withdrawals (described below) that were taken during the prior Contract Year. The new Annual Withdrawal Amount will be in effect for all subsequent Contract Years, unless and until there is a further change in your Withdrawal Benefit Base.

How RIE Works

Each Contract Year, beginning on your RIE Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), as long as your Withdrawal Benefit Base is greater than zero, you will receive your full Annual Withdrawal Amount every year until you die.

If you defer taking any withdrawals in a Contract Year during the RIE Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 5% of your Bonus Base, thereby increasing your Annual Withdrawal Amount. In this way, if you defer taking withdrawals during your early Contract Years, you will be able to take larger withdrawals in later Contract Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Contract Year cannot be applied to a future year. Note that if you are significantly younger than 59½ at issue, you should carefully consider whether RIE is an appropriate choice in light of the possibility of a longer waiting period before the RIE bonus can begin to accrue.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total RIE Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further in this Appendix under “Withdrawals Under RIE.” Note also that investing in any Fund, other than a Designated Fund, will cancel RIE, as described in this Appendix under “Cancellation of RIE.”

Here is an example of how RIE works:

Assume that you are age 57 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you have not reached age 59½ prior to your Issue Date, your RIE Coverage Date will be the first Contract Anniversary after you attain age 59½. Beginning on your RIE Coverage Date, you can withdraw up to your Annual Withdrawal Amount each Contract Year without reducing your Withdrawal Benefit Base. Your Annual Withdrawal Amount beginning at your RIE Coverage Date is 5% of your Withdrawal Benefit Base.

Your Withdrawal Benefit Base will increase by 5% of your Bonus Base each Contract Year in which you do not take a withdrawal beginning with your RIE Coverage Date. By deferring your withdrawals during a RIE Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount. After the RIE Bonus Period, you will still be eligible to take your Annual Withdrawal Amount each year and to step-up your Withdrawal Benefit Base. However, you will no longer be eligible for the 5% bonus each year. (For convenience, assume that the investment performance on your underlying investments remains neutral throughout the life of your Contract, except for Contract Year 2.)

Assume that, because of good investment performance of the Designated Funds during Contract Year 2, your Account Value has grown to $125,000 by the beginning of Contract Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your RIE Bonus Period will now end on your 12th Contract Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Contract Year.

Contract Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000	$0	0
2	$100,000	$100,000	$100,000	$0	0
3	$125,000	$125,000	$125,000	$6,250	0

Assume you take your first withdrawal when you are age 63 in Contract Year 7. Using the above chart, we set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $7,500 each Contract Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$131,250	$125,000	$6,563	0
5	$125,000	$137,500	$125,000	$6,875	0
6	$125,000	$143,750	$125,000	$7,188	0
7	$125,000	$150,000	$125,000	$7,500	$7,500
8	$117,500	$150,000	$125,000	$7,500	$7,500

Assume in Contract Year 9, you decide to defer taking a withdrawal. Your Withdrawal Benefit Base will increase by 5% of your Bonus Base. Your new Annual Withdrawal Amount will be set equal to 5% of your new Withdrawal Benefit Base, as shown below:

9	$110,000	$150,000	$125,000	$7,500	0
10	$110,000	$156,250	$125,000	$7,813	$7,813
11	$102,188	$156,250	$125,000	$7,813	$7,813
12	$94,375	$156,250	$125,000	$7,813	$7,813
13	$86,563	$156,250	$125,000	$7,813	$7,813
14	$78,750	$156,250	$125,000	$7,813	$7,813

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Owner over the life of the annuity. Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount due to the bonus and the potential for step-ups. Therefore, not taking income in one or more years will mean that the Owner will take income in fewer years, but will be entitled to more income in those years.

The total lifetime payments to the Owner could be more or less depending upon investment performance over the life of the Contract and the age to which the Owner lives. Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

In general the Company’s risk is greater when the Owner takes the Annual Withdrawal Amount each year beginning on the RIE Coverage Date.

Withdrawals Under RIE

Withdrawals After the RIE Coverage Date

Starting on your RIE Coverage Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Contract Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base.

Above is an example of withdrawals taken after your RIE Coverage Date. Because they do not exceed your Annual Withdrawal Amount, the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount.

Excess Withdrawals

If you take a withdrawal that exceeds your Annual Withdrawal Amount (or your Required Minimum Distribution Amount, if higher), your Withdrawal Benefit Base and your Bonus Base will be reduced proportionately by the excess amount of the withdrawal. In other words, after an “excess withdrawal,” your Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulae:

Your new Bonus Base =	A x	(	C	)
D - E

Your new Withdrawal Benefit Base =	B x	(	C	)
D - E

Where:
	A =	Your Bonus Base immediately prior to the excess withdrawal.

	B =	Your Withdrawal Benefit Base immediately prior to the excess withdrawal.

	C =	Your Account Value immediately after the excess withdrawal.

	D =	Your Account Value immediately prior to the excess withdrawal.

	E =	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Contract Year.

Using the facts of the above example, assume that in Contract Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $121,000 but does not affect your Bonus Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $7,500 Annual Withdrawal Amount. After your second withdrawal, your Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new Bonus Base	=	125,000	x	121,000 – 6,000
				121,000 – (7,500 – 4,000)

	=	125,000	x	115,000
				117,500

	=	125,000	x	0.97872

	=	122,340

Your new Withdrawal
Benefit Base	=	150,000	x	121,000 – 6,000
				121,000 – (7,500 – 4,000)

	=	150,000	x	115,000
				117,500

	=	150,000	x	0.97872

	=	146,809

Going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base or $7,340.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an excess withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your Bonus Benefit Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, excess withdrawals taken in a down market could severely reduce, and even terminate, your RIE Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.

Withdrawals Prior to the RIE Coverage Date (Early Withdrawals)

All withdrawals taken prior to your RIE Coverage Date will be treated as “early withdrawals” and your Bonus Base and your Withdrawal Benefit Base will be reduced proportionately to the amount of the withdrawal. In other words, your Bonus Base and your Withdrawal Benefit Base will be reduced by the following formulae:

Your new Bonus Base =	W x	(	Y	)
Z

Your new Withdrawal Benefit Base =	X x	(	Y	)
Z

Where:
	W =	Your Bonus Base immediately prior to the early withdrawal.

	X =	Your Withdrawal Benefit Base immediately prior to the early withdrawal.

	Y =	Your Account Value immediately after the early withdrawal.

	Z =	Your Account Value immediately prior to the early withdrawal.

Assume that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the number shown in the example could be different.) Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will not increase by 5% of your Bonus Base until you reach your RIE Coverage Date. Your RIE Coverage Date will not occur until your 15th Contract Anniversary (the first Contract Anniversary after you reach age 59½). Any withdrawals you take prior to that time will be “early withdrawals.”

Assume that because of good investment performance of the Designated Fund during Contract Year 2, your Account Value has grown to $125,000 by the beginning of Contract Year 3. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step-up your Withdrawal Benefit Base and your Bonus Base to $125,000.

Assume that, in your Contract Year 7, you withdraw $10,000. Because you are age 51 (and younger than age 59½), this is an early withdrawal. All values shown are as of the beginning of the Contract Year.

Contract Year	Account Value	Withdrawal Benefit Base	Bonus Base		Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000		$0	0
2	$100,000	$100,000	$100,000		$0	0
3	$125,000	$125,000	$125,000		$0	0
4	$125,000	$125,000	$125,000		$0	0
5	$125,000	$125,000	$125,000		$0	0
6	$125,000	$125,000	$125,000		$0	0
7	$125,000	$125,000	$125,000		$0	$10,000

At this point, your Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new Bonus Base		=	125,000	x	125,000 – 10,000
					125,000

		=	125,000	x	115,000
					125,000

		=	125,000	x	0.92000

		=	115,000

Your new Withdrawal
Benefit Base		=	125,000	x	125,000 –10,000
					125,000

		=	125,000	x	115,000
					125,000

		=	125,000	x	0.92000

		=	115,000

Your Annual Withdrawal Amount will still be $0 because you have not reached your RIE Coverage Date. You will be eligible to begin taking your Annual Withdrawals without decreasing your Withdrawal Benefit Base beginning on your RIE Coverage Date.

You should be aware that early withdrawals could severely reduce, and even terminate, your RIE Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your RIE, any withdrawal before you reach age 59½ could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an “excess withdrawal” or an “early withdrawal” (as described above), then your Withdrawal Benefit Base will also be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with RIE, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than excess or early withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will therefore end, but your RIE will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of RIE

If you elected RIE, we deduct a quarterly fee from your Account Value (“RIE Fee”). The RIE Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The RIE Fee will be a percentage of your Withdrawal Benefit Base. This percentage will equal 0.1875% of your Withdrawal Benefit Base on the last day of the Account Quarter, if you elected single-life coverage (0.2375% for joint-life coverage). The maximum RIE Fee you can pay in any one Contract Year is equal to 0.75% of the highest Withdrawal Benefit Base at any point in that Contract Year, if you elected single-life coverage (0.95% for joint-life coverage).

Your RIE Fee will not change during a Contract Year, unless you take one of the following specific actions:

●	If you make an additional Purchase Payment during your first Contract Year, you will increase your Withdrawal Benefit Base and thus your RIE Fee.

●	If you make a withdrawal before your RIE Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your RIE Fee.

The investment performance of the Designated Funds will not affect your RIE Fee during an Contract Year. However, as explained in this Appendix under “Step-Up Under RIE,” favorable investment performance may cause the Withdrawal Benefit Base to increase on an Contract Anniversary. That would also increase your RIE Fee.

We will continue to deduct the RIE Fee until you annuitize your Contract, your Account Value reduces to zero, or your RIE is terminated or cancelled as described under “Cancellation of RIE” in this Appendix.

We reserve the right to make special offers from time to time. Specifically, we reserve the right to waive the RIE Fee for a limited period on newly issued Contracts. The same waiver would apply to all Contracts issued while we are making the special offer.

Step-Up Under RIE

Regardless of your age on the Issue Date, on each Contract Anniversary prior to your Maximum Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your Bonus Base each to equal your Account Value, provided that certain requirements are satisfied. First, you must meet certain eligibility requirements:

●
Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●	Your Account Value must be greater than your current Withdrawal Benefit Base, adjusted for any 5% bonus increases.

Note that we have reserved the right to add another requirement for eligibility. We have reserved the right to only allow step-ups if your money is invested in a Fund that is a Designated Fund for newly issued contracts. (See “Designated Funds” in the prospectus to which this Appendix is attached.)

If you satisfy the eligibility requirements, then we consider whether market conditions have caused us to increase the percentage used to calculate the RIE Fee on newly issued Contracts. If we are no longer issuing Contracts with the RIE rider then the percentage we use to calculate your RIE Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

●	If we have not had to increase the percentage as described above, the percentage we use to calculate your RIE will remain unchanged and we will automatically step-up your Withdrawal Benefit Base.

●
If we have had to increase the percentage as described above, we offer you the opportunity to step-up at the higher percentage. In this case, your prior written consent is required to accept the higher percentage used to calculate your RIE Fee and step-up your Withdrawal Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups under your RIE will also be suspended. You may thereafter submit an election form to us, however, to consent to the higher percentage and reactivate subsequent automatic step-ups.

After a step-up, your Annual Withdrawal Amount will be equal to your new Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Here is an example of how we calculate a step-up under RIE:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Assume that, because of good investment performance of the Designated Fund during Contract Year 2, your Account Value has grown to $125,000 by the beginning of Contract Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. All values shown are as of the beginning of the Contract Year.

Contract Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$105,000	$100,000	$5,250	0
3	$125,000	$125,000	$125,000	$6,250	0
4	$125,000	$131,250	$125,000	$6,563	0
5	$125,000	$137,500	$125,000	$6,875	0
6	$125,000	$143,750	$125,000	$7,188	0
7	$125,000	$150,000	$125,000	$7,500	0

Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your RIE Bonus Period will now end on your 12th Contract Anniversary (i.e., ten years after the step-up).

Joint-Life Coverage

On the Issue Date, you have the option of electing RIE with single-life coverage or, for a higher RIE Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole beneficiary on the Issue Date and remains the sole beneficiary while RIE is in effect. On a co-owned contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while RIE is in effect. Whereas single-life coverage provides annual withdrawals under RIE only until any Owner dies, joint-life coverage provides annual withdrawals under RIE for as long as either you or your spouse is alive. (Note, however, upon the death of a spouse, the Contract, (including RIE) ends. To take annual withdrawals under RIE’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.) See also “Death of Owner Under RIE with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the RIE Coverage Date will be your Issue Date if the younger spouse is at least age 63 on the Issue Date, and will be the first Contract Anniversary after the younger spouse attains (or would have attained) age 63 if the younger spouse is less than age 63 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) Thus, “early withdrawals” will be determined based upon this definition of your RIE Coverage Date. Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the RIE Coverage Date, as follows:

Age of Younger Spouse on Date of the First Withdrawal After Your RIE Coverage Date*	Lifetime Withdrawal Percentage
63 - 74	5%
75 - 79	6%
80 or older	7%
*These age ranges will be different if you elected single-life coverage.

Once set, your Lifetime Withdrawal Percentage will remain the same for the life of your RIE. Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If an Owner remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, RIE benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that when you elect joint-life coverage you also elect the higher joint-life fee. That fee will not change as long as RIE is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under RIE can be made and in light of the higher fee for joint-life coverage.

Under joint-life coverage, after the younger spouse reaches age 63, we will increase your Withdrawal Benefit Base by an amount equal to 5% of your Bonus Base if you make no withdrawals during the preceding Contract Year.

Joint-life coverage may not be available on all Contracts.

Cancellation of RIE

Should you decide that RIE is no longer appropriate for you, you may cancel RIE at any time. Upon cancellation, all benefits and charges under RIE shall cease. Once cancelled, RIE cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” RIE will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel your benefits under RIE.

Death of Owner Under RIE with Single-Life Coverage

If you selected single-life coverage, RIE terminates on the death of any Owner and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new RIE rider on the original Contract (assuming that at the time of election RIE is available to new Owners and your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

●	the new Account Value and the new Withdrawal Benefit Base will both be set equal to the Death Benefit amount; and

●	the new RIE Fee will be set by us based on market conditions at the time and may be higher than the current RIE Fee.

Death of Owner Under RIE with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of an Owner on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if an Owner dies while participating in RIE, the provisions of the section in this Appendix titled “Death of Owner Under RIE with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Owners dies, RIE will continue, provided that the surviving spouse, as the sole beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the RIE Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Owner;

●	the Withdrawal Benefit Base will remain unchanged until the next Contract Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under RIE” in this Appendix);

●
if withdrawals under RIE have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the RIE Coverage Date;

●	if withdrawals under RIE have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the Owner; and

●	the RIE Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including RIE, will terminate.

If you purchased joint-life coverage and the deceased Owner's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under RIE

Under the terms of RIE, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), and your Withdrawal Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value. in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as RIE. When you elect to participate in the Retirement Income Escalator Benefit, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the RIE Benefit, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the RIE Benefit, we reduce your Account Value dollar for dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under the RIE Benefit will be reduced, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Contract Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the Annual Withdrawal Amount, Withdrawal Benefit Base or Bonus Base per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Annual Withdrawal Amount. (See “Withdrawals under RIE” in this Appendix.) Notice will be given to Contract Owners before we exercise this right.

For further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefit and Optional Living Benefits.” in the Prospectus to which this Appendix is attached.

APPENDIX F -
Income ON Demand®

The optional living benefit known as Income ON Demand (“Income ON Demand,” “Benefit,” or “the rider”) was available for Contracts purchased on or after May 5, 2008 and prior to October 20, 2008 and for certain contracts purchased on or after October 20, 2008. The following information applies to your Contract if you elected to participate in Income ON Demand. Income ON Demand is no longer available for sale on new Contracts.

To describe how Income ON Demand works, we use the following definitions:

Income ON Demand Coverage Date:	Your Issue Date if you are at least age 59½ at issue, otherwise the first Contract Anniversary following your 59th birthday.

Annual Income Amount:	The amount added to your Stored Income Balance on each Contract Anniversary beginning on the Income ON Demand Coverage Date; it is equal to 5% of your Income Benefit Base on the date of crediting.

Stored Income Balance:	The amount you may withdraw at any time after age 59½ without reducing the Benefit.

Income Benefit Base:	The amount used to calculate your Annual Income Amount and your “Income ON Demand Fee” (see “Cost of Income ON Demand”).

You and Your:
The terms “you” and “your” refer to the oldest Owner or the surviving spouse of the oldest Owner, as described under “Death of Owner Under Income ON Demand.” In the case of a non-natural Owner, these terms refer to the oldest annuitant.

Upon annuitization, Income ON Demand and any elected optional death benefit automatically terminate.

Income ON Demand allows you to withdraw a guaranteed amount each year, beginning at age 59½, until the death of any Owner, regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given year will be stored in the Stored Income Balance and can be withdrawn at any time in the future. The amount you can withdraw each year can be increased or decreased as described below under “Determining Your Stored Income Balance.”

In addition, if you make no withdrawals during the first 10 Contract Years, regardless of your age on the Issue Date, we will credit to your Account Value an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. If you are participating in Income ON Demand, you may make Purchase Payments only during your first Contract Year. After the first Contract Anniversary, any Purchase Payments you submit will be returned to you.

To participate in Income ON Demand, all of your Account Value must be invested in a Designated Fund at all times during the term of Income ON Demand. (The term of Income ON Demand is for life, unless your Income Benefit Base is reduced to zero or Income ON Demand is terminated or cancelled as described in this Appendix under “Cancellation of Income ON Demand,” “Depleting Your Account Value,” and “Annuitization Under Income ON Demand.”) See “Designated Funds” in the prospectus to which this Appendix is attached.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	decreased following any withdrawals you take prior to becoming age 59½;

●	decreased following any withdrawals you take after becoming age 59½, if such withdrawal is in excess of the Stored Income Balance at the time of the withdrawal;

●	increased by any step-ups as described under “Step-Up Under Income ON Demand” in this Appendix;

●
increased to the extent you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described in this Appendix under “How Income ON Demand Works”; and

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

Determining Your Stored Income Balance

On the Income ON Demand Coverage Date, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). After the initial Stored Income Balance has been set, your Stored Income Balance:

●	increases by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date,

●	increases on each Contract Anniversary by the amount of your Annual Income Amount determined on that Anniversary,

●	decreases by the amount of any withdrawals you take, and

●	decreases by the amount you use in exercising your “one-time” option to increase your Income Benefit Base (described below under “How Income ON Demand Works”).

How Income ON Demand Works

Under the terms of Income ON Demand, you can take withdrawals up to the amount of your Stored Income Balance at any time, subject to the terms and conditions discussed below. If your Account Value is reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), as long as your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die. Although your Stored Income Balance will begin accumulating on the Income ON Demand Coverage Date, you may not begin withdrawing your Stored Income Balance until you are at least age 59½ without reducing your Income Benefit Base. You can continue to withdraw your Stored Income Balance until your Annuity Commencement Date.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total Income ON Demand Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further in this Appendix under “Withdrawals Under Income ON Demand” and “Tenth-Year Credit.” Note also that investing in any Fund, other than a Designated Fund, will cancel Income ON Demand as described under “Cancellation of Income ON Demand” in this Appendix.

Your Stored Income Balance can be used in two ways. You can withdraw all or a portion of your Stored Income Balance through partial withdrawals, or you can use all or a portion of your Stored Income Balance to effect a “one-time” increase of your Income Benefit Base.

Withdrawals from your Stored Income Balance can be taken at any time after age 59½ without affecting your Income Benefit Base. If, at any time after age 59½ and prior to your Annuity Commencement Date, you make a withdrawal that does not exceed your Stored Income Balance, your Stored Income Balance will be decreased by the amount withdrawn.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. This option may be exercised only once and must occur prior to your Annuity Commencement Date and prior to the later of your tenth Contract Anniversary and the Contract Anniversary following your 70th birthday. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of Stored Income Balance used will be added to your Income Benefit Base; and

●	your Annual Income Amount will be reset on your next Contract Anniversary to equal 5% of the then Income Benefit Base.

After you exercise this “one-time” option, your new Annual Income Amount will be added to your Stored Income Balance on each Contract Anniversary, unless and until there is another occurrence (as noted in this section) that changes your Annual Income Amount.

Here is an example of how Income ON Demand works.

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in Income ON Demand. Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)
1	$5,000	→	$5,000
2	$5,000	→	$10,000
3	$5,000	→	$15,000
4	$5,000	→	$20,000
5	$5,000	→	$25,000
6	$5,000	→	$30,000
7	$5,000	→	$35,000
8	$5,000	→	$40,000
9	$5,000	→	$45,000
10	$5,000	→	$50,000

Assume that, immediately prior to your tenth Contract Anniversary, you decide to use the full amount of your Stored Income Balance ($50,000) to increase your Income Benefit Base. Your Income Benefit Base will be increased to $150,000. Your Annual Income Amount will be $7,500 (5% of your Income Benefit Base). Therefore $7,500 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)
11	$7,500	→	$7,500
12	$7,500	→	$15,000
13	$7,500	→	$22,500
14	$7,500	→	$30,000
15	$7,500	→	$37,500

Assume instead that you decide to take a lump sum withdrawal of $50,000, thus depleting your Stored Income Balance. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
11	$5,000	→	$5,000
12	$5,000	→	$10,000
13	$5,000	→	$15,000
14	$5,000	→	$20,000
15	$5,000	→	$25,000

Withdrawals Under Income ON Demand

Withdrawals After Age 59½

Starting at age 59½, you may take annual withdrawals up to your Stored Income Balance without reducing your future Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base.

Here is an example of a partial withdrawal that does not exceed your Stored Income Balance.

Using the facts of the first example, assume that, immediately prior to your tenth Contract Anniversary, you decide to take a lump sum withdrawal of $30,000 from the $50,000 in your Stored Income Balance, thus reducing your Stored Income Balance to $20,000. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount will remain at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
11	$5,000	→	$25,000
12	$5,000	→	$30,000
13	$5,000	→	$35,000
14	$5,000	→	$40,000
15	$5,000	→	$45,000

Excess Withdrawals

If you take a withdrawal that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if higher), your Income Benefit Base will be reset to equal the lesser of:

●	the Income Benefit Base prior to the withdrawal reduced by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and

●	the Account Value after the withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of a withdrawal that exceeds your Stored Income Balance, thus reducing future Annual Income Amounts even if the market has performed well.

Using the facts of the first example, assume that, immediately prior to your tenth Contract Anniversary, you decide to take a lump sum payment of $60,000 thus exceeding your Stored Income Balance of $50,000. Assume also that your Account Value immediately prior to the withdrawal is $120,000. Your Income Benefit Base will be reset to the lesser of (a) your old Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 – ($60,000 - $50,000) = $90,000)] or (b) your new Account Value after the withdrawal ($120,000 - $60,000 = $60,000) or $60,000. Your new Annual Income Amount will be $3,000 (5% of your Income Benefit Base). Therefore $3,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
11	$3,000	→	$3,000
12	$3,000	→	$6,000
13	$3,000	→	$9,000
14	$3,000	→	$12,000
15	$3,000	→	$15,000

Excess withdrawals taken in a down market could even more severely reduce, and even terminate, your benefits under Income ON Demand, including reducing your Account Value to zero and thereby terminating your
Contract without value. Here is an example of an excess withdrawal taken after the investment performance of the Designated Funds has reduced your Account Value:

Using the facts of the preceding example, assume that your Account Value immediately prior to the withdrawal is $80,000. Your Income Benefit Base will be reset to equal the lesser of (a) your previous Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 – ($60,000 - $50,000) = $90,000)] and (b) your Account Value immediately after the withdrawal ($80,000 - $60,000 = $20,000) or $20,000. Your new Annual Income Amount will be $1,000 (5% of your Income Benefit Base). Therefore, only $1,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
11	$1,000	→	$1,000
12	$1,000	→	$2,000
13	$1,000	→	$3,000
14	$1,000	→	$4,000
15	$1,000	→	$5,000

Withdrawals Prior to Age 59½ (Early Withdrawals)

All withdrawals taken before age 59½ will be considered “early withdrawals” and the Income Benefit Base will be reset to equal the lesser of:

●	the Income Benefit Base prior to the withdrawal reduced by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and

●	the Account Value after the withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

Early withdrawals could severely reduce, and even terminate, your benefits under Income ON Demand, including reducing your Account Value to zero and thereby terminating your Contract without value. Here is an example of an early withdrawal taken after the investment performance of the Designated Funds has reduced your Account Value.

Assume that you are age 54 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in Income ON Demand. Your Income Benefit Base is set equal to your initial Purchase Payment on your Issue Date ($100,000), but benefits under Income ON Demand do not begin to accrue until the first Contract Anniversary after your 59th birthday (your Income ON Demand Coverage Date). Assume also that poor investment performance of your underlying funds has reduced your Account Value to $85,000 by the end of your second Contract Year. At that time, you decide to withdraw $5,000, further reducing your Account Value to $80,000. Your Income Benefit Base will be reset to $80,000 which is the lesser of (1) your previous Income Benefit Base reduced by the amount of the withdrawal in excess of the Stored Income Balance ($100,000 - $5,000 = $95,000) and (2) your Account Value immediately after the withdrawal ($85,000 - $5,000 = $80,000). Assuming you take no additional withdrawals prior to your Income ON Demand Coverage Date, your Annual Income Amount will be $4,000 (5% of your Income Benefit Base.)

Year	Income Benefit Base	Annual Income Amount		Stored Income Balance
	(beginning of Contract Year)	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)
1	$100,000	$0	→	$0
2	$100,000	$0	→	$0
3	$80,000	$0	→	$0
4	$80,000	$0	→	$0
5	$80,000	$0	→	$0
6	$80,000	$4,000	→	$4,000
7	$80,000	$4,000	→	$8,000
8	$80,000	$4,000	→	$12,000
9	$80,000	$4,000	→	$16,000
10	$80,000	$4,000	→	$20,000

In addition to reducing your benefits under Income ON Demand, any withdrawal before age 59½ could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an “excess withdrawal” or an “early withdrawal” (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with Income ON Demand, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than excess or early withdrawals, your Income Benefit Base will not be reduced. Your Contract will therefore end, but Income ON Demand will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive annual payments. These payments will be equal to 5% of the amount of your Income Benefit Base, as determined on that day and increased (if you choose) by any remaining Stored Income Balance as described below. These payments will begin on the first Contract Anniversary after your Account Value goes to zero and continue for as long as you live. If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	taking a lump sum withdrawal of your remaining Stored Income Balance,

(b)
using the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”), if you have not already exercised this one-time option as described in this Appendix under “How Income ON Demand Works,” or

(c)	using a combination of (a) and (b).

You should be aware, however, that a lump sum withdrawal could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of Income ON Demand

If you elected Income ON Demand, we will deduct a quarterly fee from your Account Value (“Income ON Demand Fee”). The Income ON Demand Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Income Benefit Base. This percentage rate will equal 0.1625% of your Income Benefit Base on the last day of the Account Quarter. The maximum Income ON Demand Fee you can pay in any one Contract Year is equal to 0.65% of the highest Income Benefit Base at any point in that Contract Year.

Your Income ON Demand Fee will not change during a Contract Year, unless you take one of the following specific actions:

●	If you make an additional Purchase Payment during your first Contract Year, you will increase your Income Benefit Base and thus your Income ON Demand Fee.

●	If you take advantage of the one-time option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base and thus your Income ON Demand Fee.

●	If you make a withdrawal prior to age 59½ or a withdrawal in excess of your Stored Income Balance, you will decrease your Income Benefit Base and thus your Income ON Demand Fee.

The investment performance of the Designated Funds will not affect your Income ON Demand Fee during a Contract Year. However, as stated in this Appendix under “Step-Up Under Income ON Demand,” favorable investment performance may cause the Income Benefit Base to increase on a Contract Anniversary. That would also increase your Income ON Demand Fee.

We will continue to deduct the Income ON Demand Fee until you annuitize your Contract, your Account Value reduces to zero, or your Income ON Demand Benefit is cancelled as described under “Cancellation of Income ON Demand” in this Appendix.

Tenth-Year Credit

If you make no withdrawals during your first ten Contract Years, on your tenth Contract Anniversary, we will credit your Account Value with an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. Your Income Benefit Base will not change. This tenth-year credit will be allocated to the Designated Fund in which you are invested at the time.

Step-Up Under Income ON Demand

Regardless of your age on the Issue Date, on each Contract Anniversary prior to your Maximum Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
Your Account Value less your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Income ON Demand Coverage Date and therefore do not yet have a Stored Income Balance, your Account Value must only be greater than your current Income Benefit Base.)

If you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the Income ON Demand Fee on newly issued Contracts. If we are no longer issuing Contracts with the Income ON Demand rider then the percentage rate we use to calculate your Income ON Demand Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your Income ON Demand Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your Income ON Demand Fee and step-up Income ON Demand. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups under Income ON Demand will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, the step-up will increase your Income Benefit Base to an amount equal to your Account Value less your Stored Income Balance. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Cancellation of Income ON Demand

Should you decide that Income ON Demand is no longer appropriate for you, you may cancel it at any time. Upon cancellation, all benefits and charges under Income ON Demand shall cease. Once cancelled, the Rider cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” Income ON Demand will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel Income ON Demand.

Death of Owner Under Income ON Demand

Income ON Demand terminates on the death of any Owner and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new Income ON Demand Rider on the original Contract (assuming that, at the time of such election, Income ON Demand is available to new Owners and your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

●	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

●	the new Income ON Demand Fee will be set by us based on market conditions at the time and may be higher than the current Income ON Demand Fee;

●	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited; and

●	the new Stored Income Balance will be reset to zero.

Annuitization Under Income ON Demand

Under the terms of Income ON Demand, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater),

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Income ON Demand. When you elect to participate in Income ON Demand, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefits under Income ON Demand, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under Income ON Demand as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in Income ON Demand, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Contract Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD Amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), we reserve the right, in our sole discretion, to reduce your Stored Income Balance and your Income Benefit Base, or both of these amounts, per the terms of the Income ON Demand Rider regarding excess withdrawals (see “Withdrawals Under Income ON Demand”), when a Yearly RMD Amount withdrawn from your Contract exceeds your Stored Income Balance. Notice will be given to Contract Owners before we exercise this right.

For further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefit and Optional Living Benefits.” in the Prospectus to which this Appendix is attached.

APPENDIX G -
Income ON Demand® II

The optional living benefit known as Income ON Demand II (“IOD II” or “the rider”) was available for Contracts purchased on or after October 20, 2008 and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in IOD II. IOD II is no longer available for sale on new Contracts.

To describe how IOD II works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Contract Anniversary during your Stored Income Period. It is equal to 5% of your Income Benefit Base on the date of crediting.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your “IOD II Fee” (see “Cost of IOD II”).

First Withdrawal Date:
Your Issue Date if you are at least age 59 at issue, otherwise the first Contract Anniversary after you attain age 59. For joint-life coverage, it is your Issue Date if the younger spouse is at least age 63 at issue, otherwise the first Contract Anniversary after the younger spouse attains age 63.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD II.

Stored Income Period:	A period beginning on your First Withdrawal Date and ending on your Annuity Commencement Date.

You and Your:
The terms “you” and “your” refer to the oldest living Owner or the surviving spouse of the oldest Owner, as described under the sections entitled “Death of Owner Under IOD II with Single-Life Coverage” and “Death of Owner Under IOD II with Joint-Life Coverage.” In the case of a non-natural Owner, these terms refer to the oldest living annuitant.

Upon annuitization, IOD II and any elected optional death benefit automatically terminate.

IOD II allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Owner if single-life coverage is elected (or until the death of both the Owner and the Owner's spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given Contract Year will remain in the Stored Income Balance and can be withdrawn at any time in the future.

If you are participating in IOD II, you may make Purchase Payments only during your first Contract Year. After the first Contract Anniversary, any Purchase Payments you submit will be returned to you.

To participate in IOD II, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II. (The term of IOD II is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II are terminated or cancelled as described in this Appendix under “Cancellation of IOD II,” “Depleting Your Account Value,” and “Annuitization Under IOD II.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are shown in the section entitled “Designated Funds” in the prospectus to which this Appendix is attached.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under “Joint-Life Coverage” and the sections entitled “Death of Owner Under IOD II with Single-Life Coverage” and “Death of Owner Under IOD II with Joint-Life Coverage.”

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	increased on each Contract Anniversary by any step-ups as described under “Step-Up Under IOD II” in this Appendix;

●
increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD II Works” in this Appendix;

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

●	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

●	increased by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date;

●	increased on each Contract Anniversary by your Annual Income Amount determined on that Anniversary;

●	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

●	decreased to $0 if you take an Excess Withdrawal; and

●	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described below under “How IOD II Works”).

How IOD II Works

Under the terms of IOD II, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance, your Stored Income Balance will be decreased by the amount withdrawn.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

●	your new Annual Income Amount on your next Contract Anniversary will equal 5% of your new Income Benefit Base.

Here is an example of how IOD II works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elect to participate in IOD II with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.)Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance. All values shown are as of the beginning of the Contract Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Contract Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Contract Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (5% of your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Contract Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Contract Anniversary your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD II, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further under “Withdrawals Under IOD II.” Investing in any Fund, other than a Designated Fund, will cancel IOD II as described under “Cancellation of IOD II” in this Appendix.

Withdrawals Under IOD II

Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without reducing your future Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the example above.

Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – SB

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	SB =	Your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal.

Using the same facts as the previous example, assume that in your fifth Contract Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Contract Year your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$50,000	$0
6	$40,000	$61,538	$3,077	$0	$3,077
7	$40,000	$61,538	$3,077	$0	$6,154
8	$40,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 – $50,000)	= $61,538
$90,000 – $25,000

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD II, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your First Withdrawal Date will be considered Early Withdrawals and the Income Benefit Base will be reduced using the following formula:

Your new Income Benefit Base =	IBB x	(	AV - WD	)
AV

Where:
	IBB =	Your Income Benefit Base immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

Early Withdrawals could severely reduce, and even terminate, your benefits under IOD II, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD II, any withdrawal before age 59½ could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD II will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to 5% of the amount of your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse is alive as described in this Appendix under “Death of Owner Under IOD II with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change. You should be aware, however, that they could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD II

If you elect IOD II, we will deduct a quarterly fee from your Account Value (“IOD II Fee”). The IOD II Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.1625 % of your Fee Base on that day, if you elected single-life coverage (0.2125% for joint-life coverage). On an annual basis, the IOD II Fee is equal to 0.65% of your Fee Base if you elected single-life coverage (0.85% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Fee on newly issued Contracts.

During the first Contract Year, your Fee Base is equal to your Income Benefit Base. On each Contract Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount (if any) for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Fee based upon your current Fee Base until, at least, your next Contract Anniversary. Note that, although your IOD II Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Contract Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Contract Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV

Where:
	Fee Base =	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD =	The amount of the Early/Excess Withdrawal.

	SB =	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Contract Year will increase your Income Benefit Base as described under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Contract Year unless otherwise stated.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Contract Year you take a $20,000 withdrawal. At the beginning of your fifth Contract Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Contract Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Fee will not change during a Contract Year, unless you take one of the following specific actions:

●	If you make an additional Purchase Payment during your first Contract Year, you will increase your Fee Base and thus your IOD II Fee.

●	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Fee.

In addition, on your Contract Anniversary, the IOD II Fee may also change if we increase the percentage used to calculate the IOD II Fee as described below under “Step-Up Under IOD II.”

The investment performance of the Designated Funds will not affect your IOD II Fee during a Contract Year. However, as stated under “Step-Up Under IOD II,” favorable investment performance may cause the Income Benefit Base to increase on a Contract Anniversary, and thus increase your IOD II Fee.

We will continue to deduct the IOD II Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II are cancelled as described under “Cancellation of IOD II” in this Appendix.

Step-Up Under IOD II

Regardless of your age on the Issue Date, on each Contract Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance (if any) must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Insurance and Annuity Company of New York or its affiliates.)

●
Your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Contract Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your highest quarter-end Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II, then the percentage rate we use to calculate your IOD II Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if such amount exceeds your current Income Benefit Base. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Here are examples of how step-up works under a few different circumstances:

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. Your Stored Income Balance at the end of the fourth Account Quarter is $5,000. The highest adjusted quarterly value is $113,000. Your new Income Benefit Base is set to equal $108,000 ($113,000 - $5,000) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Stored Income Balance at end of fourth quarter		$5,000
Step-up comparison	Is ($113,000 - $5,000) greater than $100,000? Yes, so step-up.

On the Contract Anniversary (after step-up):
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$10,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: The end of the fourth Account Quarter and the Contract Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Contract Year, your Account Value and your Income Benefit Base are each immediately increased by the amount of the additional Purchase Payment. Your Stored Income Balance is increased by 5% of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Stored Income Balance at end of fourth quarter		$7,500 (initial $5,000 plus 5% x $50,000)
Step-up comparison	Is ($163,000 - $7,500) greater than $150,000? Yes, so step-up.

On the Contract Anniversary (after step-up):
New Income Benefit Base =	$155,500	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$7,775	$155,500 x 5%
New Stored Income Balance =	$15,275	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Stored Income Balance at end of fourth quarter		$1,000 (initial $5,000 less $4,000 withdrawal)
Step-up comparison	Is ($109,000 - $1,000) greater than $100,000? Yes, so step-up.

On the Contract Anniversary (after step-up):
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$6,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Because you elected single-life coverage and the withdrawal exceeds your Stored Income Balance, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base as described under “Excess Withdrawals.” All previous quarter-end Account Values are first reduced by the amount of the Stored Income Balance and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Stored Income Balance at end of fourth quarter		$0
Step-up comparison	Is ($68,000 - $0) greater than $62,766? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	$3,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

(1)	Reduce the end of First Quarter Account Value by the Stored Income Balance	=	$113,000	–	$5,000	= $108,000

(2)	Adjust Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II with single-life coverage or, for a higher IOD II Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary Beneficiary on the Issue Date and remains the sole primary Beneficiary while IOD II is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Owner dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Owner, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Owner Under IOD II with Joint-Life Coverage” in the Appendix.

If you have elected joint-life coverage, the Stored Income Period will begin on your Issue Date if the younger spouse is at least age 63 on the Issue Date. Otherwise it will begin on the first Contract Anniversary after the younger spouse attains (or would have attained) age 63. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 63 at issue. Otherwise it will be the first Contract Anniversary after the younger spouse attains (or would have attained) age 63.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If an Owner remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II

Should you decide that IOD II is no longer appropriate for you, you may cancel IOD II at any time. Upon cancellation, all benefits and charges under IOD II shall cease. Once cancelled, IOD II cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” IOD II will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

* Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 90th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change in ownership may also cancel your benefits under IOD II.

Death of Owner Under IOD II with Single-Life Coverage

If you elected single-life coverage, IOD II terminates on the death of any Owner and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD II Rider on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

●	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

●	the new percentage rate used to calculate the IOD II Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD II Fee;

●	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited; and

●	the new Stored Income Balance will be reset to zero.

Death of Owner Under IOD II with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of an Owner on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if an Owner dies while participating in IOD II, the provisions of the section titled “Death of Owner Under IOD II with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Owners dies, IOD II will continue, provided that the surviving spouse, as the sole primary Beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the Stored Income Balance will remain unchanged;

●	the Income Benefit Base will remain unchanged until the next Contract Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II”);

●	on each Contract Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

●	the percentage rate of the IOD II Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Owner.

At the death of the surviving spouse, the Contract, including IOD II, terminates.

If you purchased joint-life coverage and the deceased Owner's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II

Under the terms of IOD II, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD II. When you elect to participate in IOD II, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in IOD II, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Contract Year, more than one calendar year's Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefit and Optional Living Benefits” in the prospectus to which this Appendix is attached.

APPENDIX H -
Income ON Demand® II Plus

The optional living benefit known as Income ON Demand II Plus (“IOD II Plus” or “the rider”) was available for Contracts purchased on or after October 20, 2008 and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in IOD II Plus. IOD II Plus is no longer available for sale on new Contracts.

IOD II Plus provides an annual income guarantee for life. In early years, you can increase your guarantee if you defer withdrawals. In later years, you can store the annual guarantee amounts not withdrawn. To describe how IOD II Plus works, we use the following definitions:

Annual Income Amount:	An amount equal to your current Income Benefit Base multiplied by 5%, calculated on each Contract Anniversary, beginning on the First Withdrawal Date.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:
Any withdrawal taken after your First Withdrawal Date that (a) when added to all prior withdrawals taken in that Contract Year, exceeds the Annual Income Amount (or your Required Minimum Distribution Amount, if greater) while in the IOD II Plus Bonus Period or (b) exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) while in the Stored Income Period.

Fee Base:	The amount used to calculate your “IOD II Plus Fee” (see “Cost of IOD II Plus”).

First Withdrawal Date:
Your Issue Date if you are at least age 59 at issue, otherwise the first Contract Anniversary after you attain age 59. For joint-life coverage, it is your Issue Date if the younger spouse is at least age 63 at issue, otherwise the first Contract Anniversary after the younger spouse attains age 63.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II Plus.

IOD II Plus Bonus Base:
The amount on which bonuses are calculated. The IOD II Plus Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced for any Early Withdrawals or any Excess Withdrawals.

IOD II Plus Bonus Period:
A ten-year period commencing on the First Withdrawal Date. If you “step-up” IOD II Plus, (described below) during the IOD II Plus Bonus Period, the IOD II Plus Bonus Period is extended to ten years from the date of the step-up.

Stored Income Balance:	The amount you may withdraw at any time during your Stored Income Period and after your First Withdrawal Date without reducing your benefits under IOD II Plus.

Stored Income Period:
A period beginning on the later of the first Contract Anniversary or the end of your IOD II Plus Bonus Period or the first Contract Anniversary following your 59th birthday, or for joint-life coverage the 63rd birthday of the younger spouse, and ending on your Annuity Commencement Date.

You and Your:
The terms “you” and “your” refer to the oldest living Owner or the surviving spouse of the oldest Owner, as described under the sections entitled “Death of Owner Under IOD II Plus with Single-Life Coverage” and “Death of Owner Under IOD II Plus with Joint-Life Coverage.” In the case of a non-natural Owner, these terms refer to the oldest living annuitant.

Upon annuitization, IOD II Plus and any elected optional death benefit automatically terminate.

IOD II Plus allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Owner if single-life coverage is elected (or until the death of both the Owner and the Owner's spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. If you make no withdrawals (including Required Minimum Distribution Amounts) in a Contract Year during your IOD II Plus Bonus Period, we will increase your Income Benefit Base by an amount equal to 7% (6% if joint-life coverage is elected) of your IOD II Plus Bonus Base.

You may choose to end the current Bonus Period at anytime as long as you have reached at least age 59. The Stored Income Period will begin on the first Contract Anniversary following your election. You can elect to end the Bonus Period by notifying us by written request, mailed to our Annuity Service Address, which is set forth at the beginning of this Prospectus.

After your IOD II Plus Bonus Period ends and your Stored Income Period begins, we will not increase your Income Benefit Base by an amount equal to 7% (6% if joint-life coverage is elected) of your IOD II Plus Bonus Base. Instead, your Annual Income Amount will be added each year to your Stored Income Balance.

If you are participating in IOD II Plus, you may make Purchase Payments only during your first Contract Year. After the first Contract Anniversary, any Purchase Payments you submit will be returned to you.

To participate in IOD II Plus, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II Plus. (The term of IOD II Plus is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II Plus are terminated or cancelled as described in this Appendix under “Cancellation of IOD II Plus,” “Depleting Your Account Value,” and “Annuitization Under IOD II Plus.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as shown in the section entitled “Designated Funds.”

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under “Joint-Life Coverage” and the sections entitled “Death of Owner Under IOD II Plus with Single-Life Coverage” and “Death of Owner Under IOD II Plus with Joint-Life Coverage.”

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	increased on each Contract Anniversary by any applicable bonus amount during the IOD II Plus Bonus Period;

●	increased on each Contract Anniversary by any step-ups as described under “Step-Up Under IOD II Plus” in this Appendix;

●
increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD II Plus Works” in this Appendix;

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

●	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

●	increased on each Contract Anniversary by your Annual Income Amount determined on that Anniversary;

●	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

●	decreased to $0 if you take an Excess Withdrawal; and

●	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described below under “How IOD II Plus Works”).

How IOD II Plus Works

Prior to the IOD II Plus Bonus Period

Prior to the IOD II Plus Bonus Period, the Income Benefit Base and the IOD II Plus Bonus Base will be eligible for step-ups. (See “Step-Up Under IOD II Plus” in this Appendix.)

During the IOD II Plus Bonus Period

During the IOD II Plus Bonus Period, in each year that you do not take a withdrawal, your Income Benefit Base will be increased by an amount equal to 7% (6% if joint-life coverage is elected) of your IOD II Plus Bonus Base. However, if this amount is less than the amount you will receive under a step-up, the Income Benefit Base will instead be increased by the step-up amount, unless there is a fee increase as described under “Step-Up Under IOD II Plus.” In the case of a fee increase, we will notify you in writing, in advance of your Contract Anniversary, and seek your written consent to the step-up and fee increase. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under IOD II Plus” in this Appendix.) In this way, if you defer taking withdrawals during your early Contract Years, you will be able to take larger withdrawals in later Contract Years. Your Annual Income Amount, during this period, is not cumulative. Any unused portion of your Annual Income Amount in any Contract Year, during the IOD II Plus Bonus Period cannot be applied to a future year.

During each Contract Year, beginning on your First Withdrawal Date, you can take withdrawals totaling up to the amount of your Annual Income Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), as long as your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

During the Stored Income Period

During the Stored Income Period on each Contract Anniversary, your Annual Income Amount is added to your Stored Income Balance. You can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. If your Account Value is reduced to zero, and your Income Benefit Base is greater than zero, you will receive an amount equal to your Annual Income Amount every year of your life unless you choose to cancel IOD II Plus.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance, your Stored Income Balance will be decreased by the amount withdrawn.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

●	your new Annual Income Amount on your next Contract Anniversary will equal 5% of your new Income Benefit Base.

Here is an example of how IOD II Plus works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elect to participate in IOD II Plus with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. You decide to remain in the IOD II Plus Bonus Period for two years. The IOD II Plus Bonus Base is $100,000 for year one and year two. The bonus amount is 7% of the IOD II Plus Bonus Base. You wait until your third Contract Year before you begin your Stored Income Period. At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Contract Year, except for the bonus which occurs at the end of the Contract Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Bonus Amount	Stored Income Balance
1	$100,000	$100,000	$5,000	$7,000	$0
2	$100,000	$107,000	$5,350	$7,000	$0
3	$100,000	$114,000	$5,700	n/a	$5,700
4	$100,000	$114,000	$5,700	n/a	$11,400

During your fifth Contract Year, you use the full amount of your Stored Income Balance ($17,100) to increase your Income Benefit Base thereby reducing your Stored Income balance to $0. On your next Contract Anniversary, your Income Benefit Base of $114,000 will be increased to $131,100 and your Annual Income Amount will be $6,555 (5% of your Income Benefit Base). Therefore $6,555 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Bonus Amount	Stored Income Balance
5	$100,000	$114,000	$5,700	n/a	$17,100
6	$100,000	$131,100	$6,555	n/a	$6,555
7	$100,000	$131,100	$6,555	n/a	$13,110
8	$100,000	$131,100	$6,555	n/a	$19,665

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Contract Year, you take a withdrawal of $17,100, thereby reducing your Stored Income Balance to $0. On your next Contract Anniversary, your Income Benefit Base will remain at $114,000 and your Annual Income Amount remains at $5,700 (5% of your Income Benefit Base). Therefore $5,700 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$114,000	$5,700	$17,100	$0
6	$82,900	$114,000	$5,700	$0	$5,700
7	$82,900	$114,000	$5,700	$0	$11,400
8	$82,900	$114,000	$5,700	$0	$17,100

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD II Plus, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further under “Withdrawals Under IOD II Plus.” Investing in any Fund, other than a Designated Fund, will cancel IOD II Plus as described under “Cancellation of IOD II Plus” in this Appendix.

Withdrawals Under IOD II Plus

Withdrawals After Your First Withdrawal Date

Your First Withdrawal Date may occur during either your IOD II Plus Bonus Period or your Stored Income Period. If your First Withdrawal Date occurs during the IOD II Plus Bonus Period, you may take withdrawals up to your Annual Income Amount each year without reducing your future Annual Income Amount. Each withdrawal will reduce your Annual Income Amount for that year by the full amount of that withdrawal. You will not be eligible for a 7% bonus (a 6% bonus if joint-life is elected) during any Contract Year in which you have taken a withdrawal. If your First Withdrawal Date occurs during your Stored Income Period, withdrawals, up to the amount of your Stored Income Balance, will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the example above.

Excess Withdrawals

An Excess Withdrawal can occur during the IOD II Plus Bonus Period or the Stored Income Period. During the IOD II Plus Bonus Period, if you take an Excess Withdrawal, both your Income Benefit Base and your IOD II Plus Bonus Base will be reduced according to the following formulae:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – AIA

Your new IOD II Plus Bonus Base =	BB x	(	AV – WD	)
AV – AIA

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	BB =	Your IOD II Plus Bonus Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	AIA =	Your remaining Annual Income Amount immediately prior to the Excess Withdrawal minus any prior partial withdrawals taken during the current Contract Year.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

During the Stored Income Period, if you take an Excess Withdrawal, your Stored Income Balance will be reduced to zero. In addition, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – SB

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Excess Withdrawal (or your Required Minimum Distribution Amount, if greater).

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated on your next Contract Anniversary based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal.

Using the same facts as the previous example, assume that in your fifth Contract Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Contract Year, your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $62,551 as shown below and your new Annual Income Amount will be 5% of your new Income Benefit base ($3,128). The Annual Withdrawal Amount of $3,128 will be added to your Stored Income Balance.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$114,000	$5,700	$50,000	$0
6	$40,000	$62,551	$3,128	$0	$3,128
7	$40,000	$62,551	$3,128	$0	$6,256
8	$40,000	$62,551	$3,128	$0	$9,384

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$114,000 x	($90,000 – $50,000)	= $62,551
$90,000 – $17,100

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD II Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

Any withdrawals taken before the First Withdrawal Date are Early Withdrawals. Both your Income Benefit Base and IOD II Plus Bonus Base will be reduced according to the following formulae:

Your new IOD II Plus Bonus Base =	BB x	(	AV - WD	)
AV

Your new Income Benefit Base =	IBB x	(	AV - WD	)
AV

Where:
	IBB =	Your Income Benefit Base immediately prior to the Early Withdrawal.

	BB =	Your IOD II Plus Bonus Base immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

Early Withdrawals could severely reduce, and even terminate, your benefits under IOD II Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD II Plus, any withdrawal before your First Withdrawal Date could have state and federal income tax liability. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), your Stored Income Balance (if any), your IOD II Plus Bonus Base (if any), and your Income Benefit Base will all be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD II Plus, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end, but you will be entitled to receive annual payments as follows.

If you were in the IOD II Plus Bonus Period on the day the Account Value was reduced to zero, regardless of your age, you will be entitled to receive annual amounts equal to 5% of your Income Benefit Base each year for as long as you live.

If you were in the Stored Income Period on the day the Account Value was reduced to zero, you will be entitled to receive annual amounts equal to 5% of your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described under “Death of Owner Under IOD II Plus with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change. You should be aware, however, that they could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD II Plus

If you elect IOD II Plus, we will deduct a quarterly fee from your Account Value (“IOD II Plus Fee”). The IOD II Plus Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2375% of your Fee Base on that day, if you elected single-life coverage (0.2875% for joint-life coverage). On an annual basis, the IOD II Plus Fee is equal to 0.95% of your Fee Base if you elected single-life coverage (1.15% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Plus Fee on newly issued Contracts.

During the first Contract Year, your Fee Base is equal to your Income Benefit Base. On each Contract Anniversary, the Fee Base is recalculated. Before the Stored Income Period, your new Fee Base will be reset to equal your Income Benefit Base, if your Income Benefit Base is higher than you current Fee Base. During the Stored Income Period, your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Plus Fee based upon your current Fee Base until, at least, your next Contract Anniversary. Note that, although your IOD II Plus Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Contract Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Contract Year.

If you take an Excess Withdrawal during your IOD II Plus Bonus Period, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - AIA

If you take an Excess Withdrawal during your Stored Income Period, your IOD II Plus Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your IOD II Plus Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV

Where:
	Fee Base =	Your IOD II Plus Fee Base immediately prior to the Early/Excess Withdrawal.

	WD =	The amount of the Early/Excess Withdrawal.

	SB =	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AIA =	Your Annual Income Amount immediately prior to the Excess Withdrawal minus any prior partial withdrawals taken during the current Contract Year.

	AV =	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Contract Year will increase your Income Benefit Base as described under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Plus with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment ($100,000) on your Issue Date. Your IOD II Plus Bonus Base is equal to your initial Purchase Payment ($100,000). At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). You wait until your third Contract Year before you elect to begin your Stored Income Period. During the IOD II Plus Bonus Period, in years that withdrawals are not taken, your Income Benefit Base increases by 7% of your IOD II Plus Bonus Base (assuming no step-up). At the beginning of your Stored Income Period, Year 3, your Annual Income Amount has increased to $5,700. All values are shown as of the beginning of the Contract Year unless otherwise stated.

During the IOD II Plus Bonus Period (Contract Years 1and 2), the Fee Base is set equal to your Income Benefit Base. During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($114,000) plus the Stored Income Balance ($11,400) less your Annual Income Amount ($5,700) if that amount ($119,700) is greater than the previous Fee Base ($114,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$0	$0	$0	$100,000
2	$107,000	$5,350	$0	$0	$0	$107,000
3	$114,000	$5,700	$5,700	$0	$5,700	$114,000
4	$114,000	$5,700	$11,400	$0	$11,400	$119,700

Assume, instead, that in your fourth Contract Year you take a $11,400 withdrawal. At the beginning of your fifth Contract Year, your Income Benefit Base ($114,000) plus your Stored Income Balance ($5,700) less your Annual Income Amount ($5,700) is less than the current Fee Base ($119,700), so there is no change to the Fee Base as shown below. In Contract Year 7, the Fee Base is reset. Your Income Benefit Base ($114,000) plus your Stored Income Balance ($17,100) less your Annual income Amount ($5,700), results in an amount of $125,400, an amount that is greater than the previous Fee Base ($119,700).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$114,000	$5,700	$11,400	$11,400	$0	$119,700
5	$114,000	$5,700	$5,700	$0	$5,700	$119,700
6	$114,000	$5,700	$11,400	$0	$11,400	$119,700
7	$114,000	$5,700	$17,100	$0	$17,100	$125,400

On each Contract Anniversary thereafter, your Fee Base is recalculated and reset if necessary.
Your IOD II Plus Fee will not change during a Contract Year, unless you take one of the following specific actions:

●	If you make an additional Purchase Payment during your first Contract Year, you will increase your Fee Base and thus your IOD II Plus Fee.

●	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Plus Fee.

In addition, on your Contract Anniversary, the IOD II Plus Fee may also change, if we increase the percentage used to calculate the IOD II Plus Fee as described below under “Step-Up Under IOD II Plus.”

The investment performance of the Designated Funds will not affect your IOD II Plus Fee during a Contract Year. However, as stated below under “Step-Up Under IOD II Plus,” favorable investment performance may cause the Income Benefit Base to increase on a Contract Anniversary, and thus increase your IOD II Plus Fee.

We will continue to deduct the IOD II Plus Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II Plus are cancelled as described under “Cancellation of IOD II Plus” in this Appendix.

Step-Up Under IOD II Plus

You can step-up your Income Benefit Base and IOD II Plus Bonus Base each Contract Anniversary prior to your Annuity Commencement Date, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance (if any) must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Insurance and Annuity Company of New York or its affiliates.)

●
If your Contract is in the Stored Income Period, your highest quarter-end Account Value (adjusted for subsequent Purchase Payments and withdrawals) during the most recent Contract Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base.

●
If your Contract has not started the Stored Income Period, your Highest Quarterly Value during the most recent Contract Year must be greater than your current Income Benefit Base (adjusted for any applicable bonus if the Contract is in the IOD II Plus Bonus Period).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Plus Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II Plus, then the percentage rate we use to calculate your IOD II Plus Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Plus Fee will remain unchanged and we will automatically step up your Income Benefit Base and your IOD II Plus Bonus Base (if applicable).

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Plus Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up prior to the Stored Income Period, we will increase your Income Benefit Base and your IOD II Plus Bonus Base each to an amount equal to the highest adjusted quarterly Account Value, if such amount exceeds your current Income Benefit Base (adjusted for any applicable bonus if the Contract is in the IOD II Plus Bonus Period). If the step-up occurred during the IOD II Plus Bonus Period, your IOD II Plus Bonus Period will be renewed for another 10-year period.

At the time of step-up during the Stored Income Period, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if such amount exceeds your current Income Benefit Base. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Below are examples of how step-up works under a few different circumstances.

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II Plus with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base and your IOD II Plus Bonus Base are equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). The example assumes you are in the IOD II Plus Bonus Period.

In each of the five examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $113,000. Both your new Income Benefit Base and IOD II Plus Bonus Base are set to equal $113,000 since that amount exceeds your previous Income Benefit Base increased by 7% of your IOD II Plus Bonus Base ($100,000 + $7,000).

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $113,000 greater than $100,000 + $7,000? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Income Benefit Base =	$113,000	Highest Quarterly Value (after adjustments).
New Annual Income Amount =	$5,659	$113,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$113,000

Please note: The end of the fourth Account Quarter and the Contract Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Contract Year, your Account Value, your Income Benefit Base, and your IOD II Plus Bonus Base are each immediately increased by the amount of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up and assumes you are in the IOD II Plus Bonus Period:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $163,000 greater than $150,000 + $10,500? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Income Benefit Base =	$163,000	Highest Quarterly Value (after adjustments).
New Annual Income Amount =	$8,150	$163,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$163,000

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up and assumes you are in the IOD II Plus Bonus Period:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $109,000 greater than $100,000 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Income Benefit Base =	$109,000	Highest Quarterly Value (after adjustments).
New Annual Income Amount =	$5,450	$109,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$109,000

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Because you elected single-life coverage and the withdrawal exceeds your Annual Income Amount, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base and your IOD II Plus Bonus Base as described under “Excess Withdrawals”. All previous quarterly Account Values are first reduced by the amount of the Annual Income Amount less any withdrawals taken in that Contract Year and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.) The example assumes you are in the IOD II Plus Bonus Period.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $68,000 greater than $62,766 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments).
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$68,000

(1)	Reduce the end of First Quarter Account Value by the Annual Income Amount less any withdrawals taken in that Contract Year	=	$113,000	–	$5,000	= $108,000

(2)	Adjust the Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

Using the facts of the above example where no withdrawals or additional premiums have taken place, assume that for Contract Year 2 you have elected to begin the Stored Income Period. As stated in the above example the Income Benefit Base is $113,000 beginning of Contract Year two. Your Annual Income Amount is $5,650 (5% of your Income Benefit Base). Because you have elected to begin the Stored Income Period, your Stored Income Balance is initially equal to your Annual Income Amount ($5,650).

The Account Values on each of your four Account Quarters for Contract Year two are $105,000, $111,000, $116,000, and $120,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $120,000. Your new Income Benefit Base is set to equal $114,350 ($120,000 - $5,650) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

End of First Quarter	$105,000	n/a	$105,000	$113,000
End of Second Quarter	$111,000	n/a	$111,000	$113,000
End of Third Quarter	$116,000	n/a	$116,000	$113,000
End of Fourth Quarter (before step-up)	$120,000	n/a	$120,000	$113,000
Highest Quarterly Value (after adjustments)			$120,000

Stored Income Balance at end of fourth quarter		$5,650
Step-up comparison	Is ($120,000 - $5,650) greater than $113,000? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Income Benefit Base =	$114,350	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,718	$114,350 x 5%
New Stored Income Balance =	$11,367
New IOD II Plus Bonus Base =	n/a	No longer applicable for the Stored Income Period

Please note: The end of the fourth Account Quarter and the Contract Anniversary are the same day. We only make the distinction to separate values before and after step-up.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II Plus with single-life coverage or, for a higher IOD II Plus Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary Beneficiary on the Issue Date and remains the sole primary Beneficiary while IOD II Plus is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II Plus is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Owner dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Owner, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Owner Under IOD II Plus with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the First Withdrawal Date, IOD II Plus Bonus Period, and Stored Income Period are determined based on the age of the younger spouse if the younger spouse attains (or would have attained) age 63. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) During your IOD II Plus Bonus Period, any applicable bonuses will be equal to 6% of your IOD II Plus Bonus Base. On the first day of the Stored Income Period, your Annual Income Amount will be added to your Stored Income Balance. The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 63 at issue. Otherwise it will be the first Contract Anniversary after the younger spouse attains (or would have attained) age 63.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If an Owner remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II Plus continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II Plus

Should you decide that IOD II Plus is no longer appropriate for you, you may cancel IOD II Plus at any time. Upon cancellation, all benefits and charges under IOD II Plus shall cease. Once cancelled, IOD II Plus cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” IOD II Plus will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II Plus will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

* Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 90th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change in ownership may also cancel your benefits under IOD II Plus.

Death of Owner Under IOD II Plus with Single-Life Coverage

If you elected single-life coverage, IOD II Plus terminates on the death of any Owner and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance, if any. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD II Plus Rider on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

●	the new Account Value will be the greater of the Stored Income Balance, if any, on the original Contract or the Death Benefit;

●
the new percentage rate used to calculate the IOD II Plus Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD II Plus Fee;

●	the new Income Benefit Base and your new IOD II Plus Bonus Base will each be equal to the Account Value after any Death Benefit has been credited; and

●	the new IOD II Plus Bonus Period will begin on the new First Withdrawal Date.

Death of Owner Under IOD II Plus with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of an Owner on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if an Owner dies while participating in IOD II Plus, the provisions of the section titled “Death of Owner Under IOD II Plus with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Owners dies, IOD II Plus will continue, provided that the surviving spouse, as the sole beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the IOD II Plus Bonus Period (if already begun) will remain unchanged;

●	the Stored Income Balance, if any, will remain unchanged;

●
the Income Benefit Base and the IOD II Plus Bonus Base will remain unchanged until the next Contract Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II Plus” in this Appendix);

●	on each Contract Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

●	the percentage rate of the IOD II Plus Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Owner.

At the death of the surviving spouse, the Contract, including IOD II Plus, terminates.

If you purchased joint-life coverage and the deceased Owner's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II Plus

Under the terms of IOD II Plus, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive the greater of your Cash Surrender Value or your Stored Income Balance, if any;

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)
(a) receive the remaining Stored Income Balance, if any, in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD II Plus. When you elect to participate in IOD II Plus, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II Plus as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in IOD II Plus, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Contract Year, more than one calendar year's Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefit and Optional Living Benefits” in the prospectus to which this Appendix is attached.

APPENDIX I -
RETIREMENT INCOME ESCALATORSM II

The optional living benefit known as Retirement Income Escalator II (“RIE II”) was available on Contracts purchased on or after October 20, 2008, and prior to August 17, 2009, and on certain limited Contracts purchased on or after August 17, 2009. If you elected to participate in RIE II, the following information applies to your Contract. RIE II is no longer available for sale on new Contracts.

If you purchased your Contract prior to February 17, 2009, and elected to participate in RIE II, your Lifetime Withdrawal Percentage, and the percentage of your RIE II Bonus Base that increases your Withdrawal Benefit Base when you make no withdrawals, are different from those percentages available on Contracts purchased on or after that date. (These differences are described in detail within this Appendix.) In addition, unless you “step-up” as described under “Step-Up Under RIE II,” the fee charged for your RIE II is lower than the fee charged on Contracts purchased on or after February 17, 2009. (See “Cost of RIE II” in this Appendix.)

If you purchased your Contract prior to February 17, 2009, you had the option of choosing between RIE II with single-life coverage and RIE II with joint-life coverage. These options are described in greater detail under “Joint-Life Coverage,” “Death of Owner Under RIE II with Single-Life Coverage,” and “Death of Owner Under RIE II with Joint-Life Coverage” in this Appendix. Joint-life coverage is not available for Contract purchased on or after February 17, 2009.

RIE II provides an annual income guarantee for life. You can withdraw up to a guaranteed amount each year and, provided you meet certain requirements, we will continue to send you the guaranteed amount even if your Account Value should go to zero. Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year. In general, the longer you wait for your first withdrawal under RIE II, the larger the guaranteed Annual Withdrawal Amount. Upon annuitization, RIE II and any elected optional death benefit automatically terminate. To describe how RIE II works, we use the following definitions:

Annual Withdrawal Amount:
The total guaranteed amount available for withdrawal each Contract Year during your life, provided that you comply with certain conditions. The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Early Withdrawal:	Any withdrawal taken prior to your RIE II Coverage Date.

Excess Withdrawal:	Any withdrawal taken after your RIE II Coverage Date that exceeds your Annual Withdrawal Amount (or your Required Minimum Distribution Amount, if greater).

Lifetime Withdrawal Percentage:	The percentage used to calculate your Annual Withdrawal Amount.

RIE II Bonus Base:
The amount on which bonuses are calculated. The RIE II Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your RIE II Coverage Date or any Excess Withdrawals (see “Excess Withdrawals” under “Withdrawals Under RIE II”).

RIE II Bonus Period:
A ten-year period commencing on the Issue Date (or on the RIE II Coverage Date, if you purchased your Contract prior to February 17, 2009) and ending on your tenth Contract Anniversary. If you “step up” RIE II (described below) during the RIE II Bonus Period, the RIE II Bonus Period is extended to ten years from the date of the step-up.

RIE II Coverage Date:
Your Issue Date if you are at least age 59 at issue; otherwise, the first Contract Anniversary after you attain age 59. For Contracts purchased prior to February 17, 2009, with joint-life coverage, it is your Issue Date if the younger spouse is at least age 63 at issue, otherwise it is the first Contract Anniversary after the younger spouse attains age 63.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your “RIE II Fee” (see “Cost of RIE II”).

You and Your:
The terms “you” and “your” refer to the oldest living Owner or the surviving spouse of the oldest Owner, as described under “Death of Owner Under RIE II with Single-Life Coverage” and “Death of Owner Under RIE II with Joint-Life Coverage.” In the case of a non-natural Owner, these terms refer to the oldest living annuitant.

RIE II allows you to withdraw a guaranteed amount of money each year, beginning on your RIE II Coverage Date, until the death of any Owner if single-life coverage was elected (or until the death of both the Owner and the Owner’s spouse if joint-life coverage was elected). Your right to take withdrawals under RIE II continues regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. After your RIE II Coverage Date, the amount you can withdraw, in any one year, can be 4%, 5%, 6%, or 7% of your Withdrawal Benefit Base, depending upon your age (or the younger spouse’s age in the case of joint-life coverage) on the date of your first withdrawal.

In addition, if you make no withdrawals in a Contract Year during your RIE II Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your RIE II Bonus Base (6%, if you purchased your Contract prior to February 17, 2009). The RIE II Bonus Period is a 10-year period commencing on your Issue Date. (The RIE II Bonus Period commences on your RIE II Coverage Date, if you purchased your Contract prior to February 17, 2009.) The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under RIE II” in this Appendix), provided that the step-up occurs during the RIE II Bonus Period.

If you are participating in RIE II, you may make Purchase Payments only during your first Contract Year. After the first Contract Anniversary, any Purchase Payments you submit will be returned to you.

To participate in RIE II, all of your Account Value must be invested in one or more of the Designated Funds at all times during the term of RIE II. (The “term” of RIE II is for life, unless your Withdrawal Benefit Base is reduced to zero or RIE II is terminated or cancelled as described under “Cancellation of RIE II,” “Depleting Your Account Value,” and “Annuitization Under RIE II” in this Appendix.) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “Designated Funds” in the prospectus to which this Appendix is attached.

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

●	increased by any applicable bonuses;

●	increased by any step-ups as described under “Step-Up Under RIE II” in this Appendix;

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

●	decreased following any Early Withdrawals you take as described under “Early Withdrawals” in this Appendix; and

●	decreased following any Excess Withdrawals you take as described under “Excess Withdrawals” in this Appendix.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is first determined when you make your first withdrawal after your RIE II Coverage Date and then on each subsequent Contract Anniversary. Your Annual Withdrawal Amount is equal to your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. The Lifetime Withdrawal Percentage depends upon your age at the time you make your first withdrawal after your RIE II Coverage Date as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Your Age on the Date of the First Withdrawal After Your RIE II Coverage Date	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Your Age on the Date of the First Withdrawal After Your RIE II Coverage Date*	Lifetime Withdrawal Percentage
59 - 69	5%
70 - 79	6%
80 or older	7%
*These age ranges will be different if you elected joint-life coverage as described under
  “Joint-Life Coverage” in this Appendix.

Your Lifetime Withdrawal Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the tables above. (See “Step-Up Under RIE II” in this Appendix.) An increase in the Lifetime Withdrawal Percentage will increase your Annual Withdrawal Amount.

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. If your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change. The new Annual Withdrawal Amount will be effective on the next Contract Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Contract Year and any decreases caused by Excess Withdrawals (described below) that were taken during the prior Contract Year. The new Annual Withdrawal Amount will be in effect for all subsequent Contract Years, unless and until there is a further change in your Withdrawal Benefit Base.

How RIE II Works

Each Contract Year, beginning on your RIE II Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), as long as your Withdrawal Benefit Base is greater than zero, you will receive your full Annual Withdrawal Amount every year until you die.

If you defer taking any withdrawals in a Contract Year during the RIE II Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your RIE II Bonus Base (6%, if you purchased your Contract prior to February 17, 2009). However, if this amount is less than the amount you will receive under a step-up, the Withdrawal Benefit Base will instead be increased by the step-up amount, unless there is a fee increase as described under “Step-Up Under RIE II.” In the case of a fee increase, we will notify you in writing, in advance of your Contract Anniversary, and seek your written consent to the step-up and fee increase. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under RIE II” in this Appendix.) In this way, if you defer taking withdrawals during your early Contract Years, you will be able to take larger withdrawals in later Contract Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Contract Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total benefits under RIE II, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further under “Withdrawals Under RIE II” in this Appendix. Note also that investing in any Fund, other than a Designated Fund, will cancel RIE II, as described under “Cancellation of RIE II” in this Appendix.

Here is an example of how RIE II works. This example assumes that your Contract was purchased on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE II. Your Withdrawal Benefit Base and your RIE II Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 prior to your Issue Date, your RIE II Coverage Date is your Issue Date. You can begin at any time to withdraw up to your Annual Withdrawal Amount each Contract Year without reducing your Withdrawal Benefit Base. During the RIE II Bonus Period, your Withdrawal Benefit Base will increase by 7% of your RIE II Bonus Base each Contract Year in which you do not take a withdrawal. By deferring your withdrawals during a RIE II Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount. After the RIE II Bonus Period, you will still be eligible to take your Annual Withdrawal Amount each year and to step-up your Withdrawal Benefit Base. However, you will no longer be eligible for the 7% bonus each year. (For convenience, assume that the investment performance on your underlying investments remains neutral throughout the life of your Contract, except for Contract Year 2.)

Assume that, because of good investment performance of the Designated Funds during Contract Year 2, your Account Value has grown to $125,000 on your second Contract Anniversary. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and RIE II Bonus Base. Assume that we have not increased the percentage used to calculate the RIE II Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your RIE II Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new RIE II Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your RIE II Bonus Period will now end on your 12th Contract Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Contract Year.

Contract Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$100,000	$107,000	$100,000	$5,350	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal when you are age 71 in Contract Year 7. Using the above chart, we set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Contract Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$133,750	$125,000	$6,688	$0
5	$125,000	$142,500	$125,000	$7,125	$0
6	$125,000	$151,250	$125,000	$7,563	$0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Contract Year 9, you defer taking a withdrawal. Your Withdrawal Benefit Base will increase by $8,750 which is 7% of your RIE II Bonus Base ($125,000). Your new Annual Withdrawal Amount will be set equal to $8,438, which is 5% of your new Withdrawal Benefit Base ($168,750), as shown below:

9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Contract Year 14, you again decide to defer taking a withdrawal. Your Withdrawal Benefit Base will not be increased because you are no longer in the RIE II Bonus Period, as your RIE II Bonus Period ends 10 years after the previous step-up.

11	$100,563	$168,750	$125,000	$8,438	$8,438
12	$92,125	$168,750	$125,000	$8,438	$8,438
13	$83,688	$168,750	$125,000	$8,438	$8,438
14	$75,250	$168,750	$125,000	$8,438	$0
15	$75,250	$168,750	$125,000	$8,438	$8,438

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Owner over the life of the annuity. Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount during the RIE II Bonus Period due to the bonus and the potential for step-ups. In this way, if you defer taking withdrawals during your early Contract Years, you will be able to take larger withdrawals in later Contract Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Contract Year cannot be applied to a future year.

The total lifetime payments to the Owner could be more or less depending upon investment performance over the life of the Contract and the age to which the Owner lives. Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

Withdrawals Under RIE II

Withdrawals After the RIE II Coverage Date

Starting on your RIE II Coverage Date and continuing to your Annuity Commencement Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Contract Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base.

The previous example shows withdrawals taken after your RIE II Coverage Date. Because they do not exceed your Annual Withdrawal Amount (or your Yearly Required Minimum Distribution amount, if higher), the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount.

If a withdrawal exceeds your Annual Withdrawal Amount, then the withdrawal would be considered an Excess Withdrawal.

Excess Withdrawals

If you take an Excess Withdrawal, your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulae:

Your new RIE II Bonus Base =	BB x	(	AV - WD	)
AV - AWA

Your new Withdrawal Benefit Base =	WBB x	(	AV - WD	)
AV - AWA

Where:
	BB =	Your RIE II Bonus Base immediately prior to the Excess Withdrawal.

	WBB =	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

	AWA =	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Contract Year.

Using the facts of the above example, assume that in Contract Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $121,000 but does not affect your RIE II Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal Amount. After your second withdrawal, your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new RIE II Bonus Base	=	$125,000	x	$121,000 – $6,000
				$121,000 – ($8,000 – $4,000)

	=	$125,000	x	$115,000
				$117,000

	=	$125,000	x	0.98291

	=	$122,863

Your new Withdrawal Benefit Base	=	$160,000	x	$121,000 – $6,000
				$121,000 – ($8,000 – $4,000)

	=	$160,000	x	$115,000
				$117,000

	=	$160,000	x	0.98291

	=	$157,265

Beginning on your Contract Anniversary and going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base, or $7,863.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your RIE II Bonus Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under RIE II, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your RIE II Coverage Date will be considered Early Withdrawals and your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced using the following formulae:

Your new RIE II Bonus Base	=	BB x	(	AV – WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV – WD	)
AV

Where:
	BB =	Your RIE II Bonus Base immediately prior to the Early Withdrawal.

	WBB =	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Assume that you purchased your Contract after February 17, 2009, at age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE II. Your Withdrawal Benefit Base and your RIE II Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 7% of your RIE II Bonus Base each year in which you do not take a withdrawal. Your RIE II Coverage Date will not occur until your 15th Contract Anniversary (the first Contract Anniversary after you reach age 59). Any withdrawals you take prior to that time will be Early Withdrawals.

Assume that because of good investment performance of the Designated Funds during Contract Year 2, your Account Value has grown to $125,000 on your second Contract Anniversary. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and RIE II Bonus Base. Assume that we have not increased the percentage used to calculate the RIE II Fee on newly issued Contracts; therefore we will step-up your Withdrawal Benefit Base and your RIE II Bonus Base to $125,000.

Assume that, in your Contract Year 7, you withdraw $10,000. Because you are age 51 (and younger than age 59), this is an Early Withdrawal. All values shown are as of the beginning of the Contract Year.

Contract Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount		Withdrawals
1	$100,000	$100,000	$100,000	$0		$0
2	$100,000	$107,000	$100,000	$0		$0
3	$125,000	$125,000	$125,000	$0		$0
4	$125,000	$133,750	$125,000	$0		$0
5	$125,000	$142,500	$125,000	$0		$0
6	$125,000	$151,250	$125,000	$0		$0
7	$125,000	$160,000	$125,000	$0		$10,000

At this point, your RIE II Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new RIE II Bonus Base			=	$125,000	x	$125,000 – $10,000
						$125,000

			=	$125,000	x	$115,000
						$125,000

			=	$125,000	x	0.92000

			=	$115,000

Your new Withdrawal Benefit Base			=	$160,000	x	$125,000 – $10,000
						$125,000

			=	$160,000	x	$115,000
						$125,000

			=	$160,000	x	0.92000

			=	$147,200

Your Annual Withdrawal Amount will still be $0 because you have not reached your RIE II Coverage Date.

You should be aware that Early Withdrawals could severely reduce, and even terminate, your benefits under RIE II, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under RIE II, any withdrawal before you reach age 59½ could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Excess Withdrawal or an Early Withdrawal, then your Withdrawal Benefit Base and the RIE II Bonus Base will each also be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with RIE II, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will end, but your right to receive an annual withdrawal amount will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of RIE II

If you elect RIE II, we will deduct a quarterly fee from your Account Value (“RIE II Fee”). The RIE II Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The RIE II Fee will be a percentage of your Withdrawal Benefit Base. This percentage will equal 0.2375% of your Withdrawal Benefit Base on the last day of the Account Quarter. The maximum RIE II Fee you can pay in any one Contract Year is equal to 0.95% of the highest Withdrawal Benefit Base at any point in that Contract Year.

If you purchased your Contract prior to February 17, 2009, your cost for RIE II was initially, on an annual basis, 0.80% (1.00% for joint-life coverage) of the highest Withdrawal Benefit Base. Your cost for RIE II will not increase unless:

●	you decide to step-up your Withdrawal Benefit Base, as described below under “Step-Up Under RIE II,” and

●	you consent in writing, at the time of step-up, to accept an increase in your RIE II Fee to 0.95% (1.15% for joint-life coverage) of your highest Withdrawal Benefit Base.

If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

Your RIE II Fee will not change during a Contract Year, unless you take one of the following specific actions:

●	If you make an additional Purchase Payment during your first Contract Year, you will increase your Withdrawal Benefit Base and thus your RIE II Fee.

●	If you make a withdrawal before your RIE II Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your RIE II Fee.

However, on each Contract Anniversary, we determine whether favorable investment performance of the Designated Funds may cause the Withdrawal Benefit Base to increase as described under “Step-Up Under RIE II.” If your Withdrawal Benefit Base increases because of favorable investment performance, your RIE II fee will also increase because it is recalculated on each Contract Anniversary based upon your highest Withdrawal Benefit Base during that Contract Year.

We will continue to deduct the RIE II Fee until you annuitize your Contract, your Account Value reduces to zero, or your RIE II is terminated or cancelled as described under “Cancellation of RIE II” in this Appendix.

Step-Up Under RIE II

Regardless of your age on the Issue Date, on each Contract Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your RIE II Bonus Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Insurance and Annuity Company of New York or its affiliates.)

●
Your highest quarter-end Account Value (adjusted for subsequent Purchase Payments and withdrawals) during the most recent Contract Year (“Highest Quarterly Value”) must be greater than your current Withdrawal Benefit Base, adjusted for any applicable 7% bonus increases (6%, if you purchased your Contract prior to February 17, 2009).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the RIE II Fee on newly issued Contracts.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your RIE II Fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base and your RIE II Bonus Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your RIE II Fee and step-up your Withdrawal Benefit Base and RIE II Bonus Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Withdrawal Benefit Base and RIE II Bonus Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Withdrawal Benefit Base and RIE II Bonus Base to an amount equal to the Highest Quarterly Value, if such amount exceeds your current Withdrawal Benefit Base, adjusted for any applicable 7% bonus increases (6%, if you purchased your Contract prior to February 17, 2009). If the step-up occurs during the RIE II Bonus Period, your RIE II Bonus Period will renew for another 10-year period commencing at the time of step-up.

If your Lifetime Withdrawal Percentage has already been determined and your age at the time of step-up coincides with a higher percentage as shown in the applicable table below, your Lifetime Withdrawal Percentage will increase. After the step-up, your Annual Withdrawal Amount will be your Lifetime Withdrawal Percentage multiplied by your new Withdrawal Benefit Base. If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Withdrawal Percentage
59 - 69	5%
70 - 79	6%
80 or older	7%
*These age ranges will be different if you elected joint-life coverage as described under
  “Joint-Life Coverage” in this Appendix.

Here are examples of how step-up works under a few different circumstances. In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made. All four examples assume that the Contract was purchased on or after February 17, 2009.

Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in RIE II. Your Withdrawal Benefit Base and your RIE II Bonus Base are each equal to your initial Purchase Payment. Your Annual Withdrawal Amount is $5,000 (5% of your Withdrawal Benefit Base).

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $113,000. Your new Withdrawal Benefit Base is set to equal to $113,000 since that amount exceeds your previous Withdrawal Benefit Base increased by 7% of your RIE II Bonus Base ($100,000 + $7,000).

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Step-up comparison	Is $113,000 greater than $100,000 + $7,000? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Withdrawal Benefit Base =	$113,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$5,650	$113,000 x 5%
New RIE II Bonus Base =	$113,000

Please note: The end of the fourth Account Quarter and the Contract Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Contract Year, your Account Value, your Withdrawal Benefit Base, and your RIE II Bonus Base are each immediately increased by the amount of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the first Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Step-up comparison	Is $163,000 greater than $150,000 + $10,500? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Withdrawal Benefit Base =	$163,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$8,150	$163,000 x 5%
New RIE II Bonus Base =	$163,000

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Step-up comparison	Is $109,000 greater than $100,000 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Withdrawal Benefit Base =	$109,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$5,450	$109,000 x 5%
New RIE II Bonus Base =	$109,000

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Annual Withdrawal Amount, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Withdrawal Benefit Base and your RIE II Bonus Base as described under “Excess Withdrawals” in this Appendix. All previous quarter-end Account Values are first reduced by the Annual Withdrawal Amount less any prior withdrawals taken in that Contract Year and then adjusted in the same proportion that the Withdrawal Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Step-up comparison	Is $68,000 greater than $62,766 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Withdrawal Benefit Base =	$68,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$3,400	$68,000 x 5%
New RIE II Bonus Base =	$68,000

(1)	Reduce the end of First Quarter Account Value by the Annual Withdrawal Amount less any prior withdrawals taken in that Contract Year	=	$113,000	–	$5,000	= $108,000

(2)	Adjust Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

All of the above examples assume that you are age 65 at issue, so your Lifetime Withdrawal Percentage is 5%. Assume instead you are age 74 at issue and have attained age 75 on your first Contract Anniversary. Follow the first example where no withdrawals were taken and no additional Purchase Payments were made. When your Withdrawal Benefit Base steps-up to $113,000, your new Lifetime Withdrawal Percentage is 6% since you had attained age 75 by your first Contract Anniversary. Your Annual Withdrawal Amount is now $6,780.

Joint-Life Coverage

On Contracts purchased prior to February 17, 2009, on the Issue Date, the Owner had the option of electing RIE II with single-life coverage or, for a higher RIE II Fee, with joint-life coverage. Once the election is made, joint-life coverage cannot be exchanged for single-life coverage, regardless of any change in life events.

Joint-life coverage was available on an individually-owned Contract or on a co-owned Contract. On an individually owned Contract, joint-life coverage was available only if your spouse was the sole primary Beneficiary on the Issue Date and remains the sole primary Beneficiary while RIE II is in effect. On a co-owned Contract, joint-life coverage was available only if you and your spouse were the only co-owners on the Issue Date and remain so while RIE II is in effect.

Whereas single-life coverage provides annual withdrawals under RIE II only until any Owner dies, joint-life coverage provides annual withdrawals under RIE II for as long as either you or your spouse is alive. (Note, however, upon the death of a spouse, the Contract, including RIE II, ends. To take annual withdrawals under RIE II’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.) See also “Death of Owner Under RIE II with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the RIE II Coverage Date will be your Issue Date if the younger spouse was at least age 63 on the Issue Date, and will be the first Contract Anniversary after the younger spouse attains (or would have attained) age 63 if the younger spouse was less than age 63 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) Thus, Early Withdrawals will be determined based upon this definition of your RIE II Coverage Date. Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the RIE II Coverage Date, as follows:

Age of Younger Spouse on Date of the First Withdrawal After Your RIE II Coverage Date	Lifetime Withdrawal Percentage
63 - 74	5%
75 - 79	6%
80 or older	7%

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Once your Annual Withdrawal Amount is calculated, the Lifetime Withdrawal Percentage will not change except if a step-up occurs as described in this Appendix under “Step-Up Under RIE II.” The Lifetime Withdrawal Percentage will then be reset, if higher, to the percentage for then attained age of the younger spouse.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If an Owner remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, RIE II benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as RIE II is in effect, regardless of any change in life events.

Cancellation of RIE II

Should you decide that RIE II is no longer appropriate for you, you may cancel RIE II at any time. Upon cancellation, all benefits and charges under RIE II shall cease. Once cancelled, RIE II cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, RIE II will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

RIE II will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 90th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change of ownership of the Contract may also cancel your benefits under RIE II.

Death of Owner Under RIE II with Single-Life Coverage

RIE II terminates on the death of any Owner and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new RIE II on the original Contract (assuming that your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

●	the new Account Value and the new Withdrawal Benefit Base will both be set equal to the Death Benefit amount;

●	the new percentage rate used to calculate the RIE II Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the RIE II Fee;

●	the new Withdrawal Benefit Base and the new RIE II Bonus Base will each be equal to the Account Value after any Death Benefit has been credited;

●	the new Lifetime Withdrawal Percentage will be based on the age of the surviving spouse; and

●	a new RIE II Bonus Period begins.

Death of Owner Under RIE II with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of an Owner on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if an Owner dies while participating in RIE II, the provisions of the above section titled “Death of Owner Under RIE II with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Owners dies, RIE II will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the RIE II Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Owner;

●
the Withdrawal Benefit Base and the RIE II Bonus Base will remain unchanged until the next Contract Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under RIE II” in this Appendix);

●
if withdrawals under RIE II have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the RIE II Coverage Date;

●	if withdrawals under RIE II have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the Owner; and

●	the RIE II Bonus Period will continue unchanged from the original contract

At the death of the surviving spouse, the Contract, including RIE II, will terminate.

If you purchased joint-life coverage and the deceased Owner's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under RIE II

Under the terms of RIE II, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Withdrawal Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as RIE II. If you elected to participate in RIE II, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under RIE II, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in RIE II, we reduce your Account Value dollar for dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under RIE II will be reduced, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Contract Year, more than one calendar year's Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Withdrawal Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefit and Optional Living Benefits” in the prospectus to which this Appendix is attached.

APPENDIX J -
Income ON Demand® II Escalator

The optional living benefit known as Income ON Demand II Escalator (“IOD II Escalator”) was available on Contracts purchased on or after October 20, 2008, and prior to August 17, 2009, and on certain limited Contracts purchased on or after August 17, 2009. If you elected to participate in IOD II Escalator, the following information applies to your Contract. IOD II Escalator is no longer available for sale on new Contracts.

If you purchased your Contract prior to February 17, 2009, and elected to participate in IOD II Escalator, your Lifetime Income Percentage, your Stored Income Period, and your Stored Income Balance are different from those features available on Contracts purchased on or after that date. (These differences are described in detail within this Appendix.) In addition, unless you “step-up” as described under “Step-Up Under IOD II Escalator,” the fee charged for IOD II Escalator is lower than the fee charged on Contracts purchased on or after February 17, 2009. (See “Cost of IOD II Escalator” in this Appendix.)

To describe how IOD II Escalator works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Contract Anniversary during your Stored Income Period. It is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your “IOD II Escalator Fee” (see “Cost of IOD II Escalator”).

First Withdrawal Date:
Your Issue Date if you are at least age 59 at issue, otherwise the first Contract Anniversary after you attain age 59. For Contracts purchased prior to February 17, 2009 with Joint Life Coverage, it is your Issue Date if the younger spouse is at least age 63 at issue, otherwise it is the first Contract Anniversary after the younger spouse attains age 63.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II Escalator.

Lifetime Income Percentage:	The percentage used to calculate your Annual Income Amount.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD II Escalator.

Stored Income Period:
A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Contract Anniversary following your 50th birthday, ending on your Annuity Commencement Date. For Contracts purchased prior to February 17, 2009, a period beginning on your First Withdrawal Date and ending on your Annuity Commencement Date.

You and Your:
The terms “you” and “your” refer to the oldest living Owner or the surviving spouse of the oldest Owner, as described under the sections entitled “Death of Owner Under IOD II Escalator with Single-Life Coverage” and “Death of Owner Under IOD II Escalator with Joint-Life Coverage.” In the case of a non-natural Owner, these terms refer to the oldest living annuitant.

Upon annuitization, IOD II Escalator and any elected optional death benefit automatically terminate.

IOD II Escalator allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Owner if single-life coverage is elected (or until the death of both the Owner and the Owner's spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The guaranteed annual amount you can withdraw, in any one year, can be 4%, 5%, 6%, or 7% of your Income Benefit Base depending upon your age. Any amount that you do not withdraw in a given year will remain in the Stored Income Balance and can be withdrawn at any time in the future.

If you are participating in IOD II Escalator, you may make Purchase Payments only during your first Contract Year. After the first Contract Anniversary, any Purchase Payments you submit will be returned to you.

To participate in IOD II Escalator, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II Escalator. (The term of IOD II Escalator is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II Escalator are terminated or cancelled as described under “Cancellation of IOD II Escalator,” “Depleting Your Account Value,” and “Annuitization Under IOD II Escalator” in this Appendix.) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “Designated Funds” in the prospectus to which this Appendix is attached.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage” and the sections entitled “Death of Owner Under IOD II Escalator with Single-Life Coverage” and “Death of Owner Under IOD II Escalator with Joint-Life Coverage” in this Appendix.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	increased on each Contract Anniversary by any step-ups as described in this Appendix under “Step-Up Under IOD II Escalator”;

●
increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described below under “How IOD II Escalator Works”;

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

●	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Annual Income Amount

Your Annual Income Amount is first determined at the beginning of your Stored Income Period and then on each subsequent Contract Anniversary. Your Annual Income Amount is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage. The Lifetime Income Percentage depends upon your age at the beginning of your Stored Income Period as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage
50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage
59 - 69	5%
70 - 79	6%
80 or older	7%
*These age ranges will be different if you elected joint-life coverage as described under “Joint-Life Coverage”
  in this Appendix.

Your Lifetime Income Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the tables above. (See “Step-Up Under IOD II Escalator” in this Appendix.) An increase in the Lifetime Income Percentage will increase your Annual Income Amount.

Your Annual Income Amount will also change with any change to your Income Benefit Base as described above under “Determining Your Income Benefit Base.”

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (your Lifetime Income Percentage multiplied by your Income Benefit Base on that Date). Thereafter, your Stored Income Balance will increase or decrease as described below.

If you purchased your Contract on or after February 17, 2009, your Stored Income Balance is:

●	increased by your Lifetime Income Percentage multiplied by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	increased on each Contract Anniversary by your Annual Income Amount determined on that Anniversary;

●	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

●	decreased to $0 if you take an Excess Withdrawal;

●	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

●	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described under “How IOD II Escalator Works”).

If you purchased your Contract prior to February 17, 2009, your Stored Income Balance is:

●	increased by your Lifetime Income Percentage multiplied by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	increased on each Contract Anniversary by your Annual Income Amount determined on that Anniversary;

●	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

●	decreased to $0 if you take an Excess Withdrawal; and

●	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described under “How IOD II Escalator Works”).

How IOD II Escalator Works

Under the terms of IOD II Escalator, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. IOD II Escalator also provides the opportunity to increase your Annual Income Amount if your Lifetime Income Percentage increases as you grow older. (Your Lifetime Income Percentage will only increase if you step-up after you reach certain specified ages.) If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance, your Stored Income Balance will be decreased by the amount withdrawn.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

●	your new Annual Income Amount on your next Contract Anniversary will equal your Lifetime Income Percentage multiplied by your new Income Benefit Base.

Here is an example of how IOD II Escalator works. These examples assume that your Contract was purchased on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Escalator with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance. All values shown are as of the beginning of the Contract Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Contract Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Contract Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Contract Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Contract Anniversary, your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD II Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further below under “Withdrawals Under IOD II Escalator.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II Escalator as described under “Cancellation of IOD II Escalator” in this Appendix.

Withdrawals Under IOD II Escalator

Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without reducing your future Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the previous example.

Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – SB

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	SB =	Your Stored Income Balance (or your Yearly Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal:

Using the same facts as the previous example, assume that in your fifth Contract Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Contract Year your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$50,000	$0
6	$50,000	$61,538	$3,077	$0	$3,077
7	$50,000	$61,538	$3,077	$0	$6,154
8	$50,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 – $50,000)	= $61,538
$90,000 – $25,000

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD II Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your First Withdrawal Date will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance (if any) will be reduced using the following formulae:

Your new Income Benefit Base =	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance =	SB x	(	AV – WD	)
AV

Where:
	IBB =	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB =	Your Stored Income Balance (if any) immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

Early Withdrawals could severely reduce, and even terminate, your benefits under IOD II Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD II Escalator, any withdrawal before your First Withdrawal Date could have state and federal income tax liability. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD II Escalator, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to your Lifetime Income Percentage multiplied by your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Owner Under IOD II Escalator with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change. You should be aware, however, that they could be subject to certain state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD II Escalator

If you elect IOD II Escalator, we will deduct a quarterly fee from your Account Value (“IOD II Escalator Fee”). The IOD II Escalator Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2375 % of your Fee Base on that day, if you elected single-life coverage (0.2875% for joint-life coverage). On an annual basis, the IOD II Escalator Fee is equal to 0.95% of your Fee Base if you elected single-life coverage (1.15% for joint-life coverage).

If you purchased your Contract prior to February 17, 2009, your cost for IOD II Escalator was initially, on an annual basis, 0.80% of the highest Fee Base for single-life coverage (1.00% for joint-life coverage). Your cost for IOD II Escalator will not increase unless:

●	you decide to step-up your Income Benefit Base, as described under “Step-Up Under IOD II Escalator,” and

●	you consent in writing, at the time of step-up, to accept an increase in your IOD II Escalator Fee to 0.95% for single-life coverage (1.15% for joint-life coverage).

If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

During the first Contract Year, your Fee Base is equal to your Income Benefit Base. On each Contract Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount (if any) for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Escalator Fee based upon your current Fee Base until, at least, your next Contract Anniversary. Note that, although your IOD II Escalator Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Contract Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Contract Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV

Where:
	Fee Base =	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD =	The amount of the Early/Excess Withdrawal.

	SB =	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Contract Year will increase your Income Benefit Base as described under “Determining Your Income Benefit Base” in this Appendix. Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base. The following examples assume that you purchased your Contract on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Escalator with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Contract Year unless otherwise stated.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Contract Year you take a $20,000 withdrawal. At the beginning of your fifth Contract Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Contract Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Escalator Fee will not change during a Contract Year, unless you take one of two specific actions:

●	If you make an additional Purchase Payment during your first Contract Year, you will increase your Fee Base and thus your IOD II Escalator Fee.

●	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Escalator Fee.

In addition, on your Contract Anniversary, the IOD II Escalator Fee may also change, if we increase the percentage used to calculate the IOD II Escalator Fee as described below under “Step-Up Under IOD II Escalator.”

The investment performance of the Designated Funds will not affect your IOD II Escalator Fee during a Contract Year. However, as stated below under “Step-Up Under IOD II Escalator,” favorable investment performance may cause the Income Benefit Base to increase on a Contract Anniversary, and thus increase your IOD II Escalator Fee.

We will continue to deduct the IOD II Escalator Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II Escalator are cancelled as described under “Cancellation of IOD II Escalator” in this Appendix.

Step-Up Under IOD II Escalator

Regardless of your age on the Issue Date, on each Contract Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance (if any) must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Insurance and Annuity Company of New York or its affiliates.)

●
Your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Contract Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your highest quarter-end Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Escalator Fee.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Escalator Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Escalator Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if any, provided that such amount exceeds your current Income Benefit Base.

Your Lifetime Income Percentage will increase if your age at the time of step-up coincides with a higher percentage as shown below. After the step-up, your Annual Income Amount will be your Lifetime Income Percentage multiplied by your new Income Benefit Base. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Income Percentage
50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Income Percentage
59 - 69	5%
70 - 79	6%
80 or older	7%
*These age ranges will be different if you elected joint-life coverage as described under
  “Joint-Life Coverage” in this Appendix.

Here are examples of how step-up works under a few different circumstances. All four examples assume that the Contract was purchased on or after February 17, 2009.

Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II Escalator with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. Your Stored Income Balance at the end of the fourth Account Quarter is $5,000. The highest adjusted quarterly value is $113,000. Your new Income Benefit Base is set to equal $108,000 ($113,000 - $5,000) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Stored Income Balance at end of fourth quarter		$5,000
Step-up comparison	Is ($113,000 - $5,000) greater than $100,000? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$10,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: The end of the fourth Account Quarter and the Contract Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Contract Year, your Account Value and your Income Benefit Base are each immediately increased by the amount of the additional Purchase Payment. Your Stored Income Balance is increased by 5% of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Stored Income Balance at end of fourth quarter		$7,500 (initial $5,000 plus 5% x $50,000)
Step-up comparison	Is ($163,000 - $7,500) greater than $150,000? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Income Benefit Base =	$155,500	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$7,775	$155,500 x 5%
New Stored Income Balance =	$15,275	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Stored Income Balance at end of fourth quarter		$1,000 (initial $5,000 less $4,000 withdrawal)
Step-up comparison	Is ($109,000 - $1,000) greater than $100,000? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$6,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Because you elected single-life coverage and the withdrawal exceeds your Stored Income Balance, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base as described in this Appendix under “Excess Withdrawals.” All previous quarter-end Account Values are first reduced by the amount of the Stored Income Balance and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Stored Income Balance at end of fourth quarter		$0
Step-up comparison	Is ($68,000 - $0) greater than $62,766? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	$3,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

(1)	Reduce the end of First Quarter Account Value by the Stored Income Balance	=	$113,000	–	$5,000	= $108,000

(2)	Adjust Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

All of the above examples assume that you are age 65 at issue, so your Lifetime Income Percentage is set to 5%. Assume instead you are age 74 at issue and have attained age 75 on your first Contract Anniversary. Follow the first example where no withdrawals were taken and no additional Purchase Payments were made. When your Income Benefit Base steps-up to $108,000, your new Lifetime Income Percentage is 6% since you are now age 75. Your Annual Income Amount is now $6,480, and your Stored Income Balance becomes $11,480.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II Escalator with single-life coverage or, for a higher IOD II Escalator Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary Beneficiary on the Issue Date and remains the sole primary Beneficiary while IOD II Escalator is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II Escalator is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Owner dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Owner, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Owner Under IOD II Escalator with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage on a Contract purchased on or after February 17, 2009, the Stored Income Period will begin on your Issue Date if the younger spouse is at least age 50 on the Issue Date. Otherwise it will be the first Contract Anniversary after the younger spouse attains (or would have attained) age 50. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.)

If you purchased your Contract prior to February 17, 2009, your Stored Income Period will begin on your First Withdrawal Date. The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 63. Otherwise it will be the first Contract Anniversary after the younger spouse attains (or would have attained) age 63.

The Lifetime Income Percentage will be based on the age of the younger spouse at the beginning of the Stored Income Period as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Age of Younger Spouse	Lifetime Income Percentage
50 - 64	4%
65 – 74	5%
75 – 79	6%
80 or older	7%

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Age of Younger Spouse	Lifetime Income Percentage
63 - 74	5%
75 - 79	6%
80 or older	7%

The Lifetime Income Percentage may increase, in the future, if the age of the younger spouse at time of step-up coincides with a higher percentage as shown in the applicable table above.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If an Owner remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II Escalator continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to accumulate income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II Escalator

Should you decide that IOD II Escalator is no longer appropriate for you, you may cancel IOD II Escalator at any time. Upon cancellation, all benefits and charges under IOD II Escalator shall cease. Once cancelled, IOD II Escalator cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached. IOD II Escalator will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II Escalator will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

* Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 90th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change in ownership may also cancel your benefits under IOD II Escalator.

Death of Owner Under IOD II Escalator with Single-Life Coverage

If you elected single-life coverage, IOD II Escalator terminates on the death of any Owner and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD II Escalator on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

●	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

●
the new percentage rate used to calculate the IOD II Escalator Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD II Escalator Fee;

●	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited;

●	the new Lifetime Income Percentage will be based on the age of the surviving spouse; and

●	the new Stored Income Balance will be reset to zero.

Death of Owner Under IOD II Escalator with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of an Owner on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if an Owner dies while participating in IOD II Escalator, the provisions of the section above titled “Death of Owner Under IOD II Escalator with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Owners dies, IOD II Escalator will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the Stored Income Balance will remain unchanged;

●
the Income Benefit Base will remain unchanged until the next Contract Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II Escalator” in this Appendix);

●	if the Stored Income Period has not yet begun, the Lifetime Income Percentage will be determined when the Stored Income Period begins;

●	if the Stored Income Period has already begun, the Lifetime Income Percentage will be the Lifetime Income Percentage that applied to the Contract prior to the death of the Owner;

●	on each Contract Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by the Lifetime Income Percentage; and

●	the percentage rate of the IOD II Escalator Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Owner.

At the death of the surviving spouse, the Contract, including IOD II Escalator, terminates.

If you purchased joint-life coverage and the deceased Owner's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II Escalator

Under the terms of IOD II Escalator, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than the Lifetime Income Percentage multiplied by your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD II Escalator. If you elected to participate in IOD II Escalator, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II Escalator, as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in IOD II Escalator, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Contract Year, more than one calendar year's Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefit and Optional Living Benefits” in the prospectus to which this Appendix is attached.

APPENDIX K-
RETIREMENT ASSET PROTECTORSM

The optional living benefit known as Retirement Asset Protector was available on Contracts purchased on or after May 5, 2008 and prior to August 17, 2009. If you elected to participate in Retirement Asset Protector, the following information applies to your Contract. Retirement Asset Protector is no longer available for sale on new Contracts, and therefore, renewals of the benefit are no longer available.

If you purchased your Contract prior to February 17, 2009, and elected to participate in Retirement Asset Protector, the fee charged for your living benefit is lower than the fee charged on Contracts purchased on or after that date. (See “Cost of Retirement Asset Protector.”) Your fee will not increase unless you elect to “step-up” as described under “Step-Up Under Retirement Asset Protector,” and you consent in writing to accept the higher fee.

On or before the Issue Date, you may elect to participate in Retirement Asset Protector. To describe how the Retirement Asset Protector works, we use the following definitions:

Retirement Asset Protector Benefit Base:
An amount equal to the sum of all Purchase Payments made during the first year following your Issue Date, decreased by any partial withdrawals taken and increased by any step-ups as described under “Step-Up Under Retirement Asset Protector.”

GMAB Maturity Date:
The date when Retirement Asset Protector matures. If you are younger than 80 on the Issue Date, your GMAB Maturity Date is the later of your 10th Contract Anniversary or 10 years from the date of your most recent step-up. (See “Step-Up Under Retirement Asset Protector.”) If you are 80 on the Issue Date, your GMAB Maturity Date is your Maximum Annuity Commencement Date.

You and Your:
Under Retirement Asset Protector, the terms “you” and “your” refer to the oldest Owner or the surviving spouse of the oldest Owner as described under “Death of Owner Under Retirement Asset Protector.” In the case of a non-natural Owner, these terms refer to the oldest annuitant.

Retirement Asset Protector guarantees a return of the greater of:

●	the excess of your Retirement Asset Protector Benefit Base over your Account Value or
●	your total fees paid for Retirement Asset Protector (“Retirement Asset Protector Fees”),

regardless of the investment performance of the Designated Funds, provided that you have reached the GMAB Maturity Date.

If you are participating in Retirement Asset Protector, you may make Purchase Payments only during your first Contract Year. After the first Contract Anniversary, any Purchase Payments you submit will be returned to you.

To participate in Retirement Asset Protector, all of your Account Value must be invested in a Designated Fund at all times during the term of the GMAB Maturity Date. The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “Designated Funds” in the prospectus to which this Appendix is attached.

Cost of Retirement Asset Protector

If you elected Retirement Asset Protector, we will deduct a quarterly fee from your Account Value (“Retirement Asset Protector Fee” or “rider fee”). The Retirement Asset Protector Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Retirement Asset Protector Benefit Base. This percentage rate will equal 0.1875% of your Retirement Asset Protector Benefit Base on the last day of the Account Quarter. The maximum Retirement Asset Protector Fee you can pay in any one Contract Year is equal to 0.75% of the highest Retirement Asset Protector Benefit Base at any point in that Contract Year.

If you purchased your Contract prior to February 17, 2009, your cost for Retirement Asset Protector was initially, on an annual basis, 0.35% of your Retirement Asset Protector Benefit Base. The cost of your benefit will not increase unless, at time of step-up, you consent in writing to accept this higher fee of 0.75%. If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

Your Retirement Asset Protector Fee will not change, unless you take one of these specific actions:

●	If you made an additional Purchase Payment during your first Contract Year, you will increase your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

●	If you make a partial withdrawal, you will decrease your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

●	If you elect to “step-up” your Retirement Asset Protector Benefit Base, your Retirement Asset Protector Fee will increase.

The investment performance of the Designated Funds will not affect your Retirement Asset Protector Fee unless you elect a step-up of your Retirement Asset Protector Benefit Base.

We will continue to deduct the Retirement Asset Protector Fee until:

●	you annuitize your Contract;

●	Retirement Asset Protector matures on the GMAB Maturity Date;

●	your Retirement Asset Protector benefit is cancelled as described in this Appendix under “Cancellation of Retirement Asset Protector;” or

●	your Account Value is reduced to zero.

How Retirement Asset Protector Works

On the GMAB Maturity Date, we will credit your Account Value with an amount equal to the greater of:

(a)	any excess of your Retirement Asset Protector Benefit Base over your Account Value after adjusting for any Contract charges; and

(b)	the total amount of Retirement Asset Protector Fees paid between the Issue Date and the GMAB Maturity Date.

We determine the value of (b) in two steps.

(1)
As described above under “Cost of Retirement Asset Protector,” each quarter between the Issue Date and the GMAB Maturity Date we calculate the Retirement Asset Protector Fee by multiplying your Retirement Asset Protector Benefit Base on the last valuation day of that quarter by the applicable percentage rate.

(2)	We then sum each quarterly amount calculated in (1) to determine the total amount of Retirement Asset Protector Fees paid.

In the situation where you purchased your Contract on or after February 17, 2009, and do not make additional Purchase Payments or partial withdrawals and you do not “step-up,” you can expect the total fees paid to equal 7.50% of your initial Purchase Payment. In other words, because Retirement Asset Protector matures in 10 years, we multiply 0.1875% times 40 quarters (four quarters per year for 10 years) to obtain the percentage (7.50%) needed to determine the total amount of the fees to be paid. If you make additional Purchase Payments, you “step-up,” or the percentage rate used to calculate the Retirement Asset Protector Fee is changed at the time of “step-up,” the total amount of fees will be higher.

The greater of the two amounts will be allocated to the Designated Fund in which you are invested at that time. Here is an example of how we calculate benefits under Retirement Asset Protector:

●
Assume that you purchased a Contract on May 7, 2008 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

●	Assume you make an additional Purchase Payment of $50,000 on June 7, 2008, thus increasing your Retirement Asset Protector Benefit Base to $150,000.

●	Assume you make no withdrawals or additional Purchase Payments prior to the GMAB Maturity Date on May 7, 2018.

●
Assume that, because of poor investment performance, your Account Value on May 7, 2018 is $135,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $15,000 ($150,000 - $135,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of the Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Inception Date ($150,000 x 40) times one quarter of the annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $5,250. Therefore, we will credit $15,000 to your Account Value.

●
Assume instead that, because of better investment performance, your Account Value on May 7, 2018, is $155,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, your Account Value will be credited with the total amount of Retirement Asset Protector Fees paid. In this case, the amount will be $5,250.

Withdrawals Under Retirement Asset Protector

All withdrawals you take, including any Required Minimum Distribution Amounts, will reduce the dollar value of the Retirement Asset Protector Benefit Base proportionally to the amount withdrawn. For example, after a partial withdrawal, the new Retirement Asset Protector Benefit Base will equal:

Retirement Asset Protector Benefit Base immediately before partial withdrawal	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

You should be aware that, if you take a withdrawal when your Account Value is less than your Retirement Asset Protector Benefit Base, the withdrawal may reduce the value of your Benefit Base by an amount greater than the amount of the withdrawal. Thus, withdrawals taken in a down market could severely reduce, and even terminate, your benefits under Retirement Asset Protector, including reducing your Account Value to zero and thereby terminating your Contract without value. Here is an example of how we handle withdrawals under Retirement Asset Protector:

●
Assume that you purchased a Contract on May 7, 2008 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

●
Assume that, on May 10, 2010, your Account Value is $80,000. Assume further that you take a withdrawal of $10,000 on that date, thus reducing your Account Value to $70,000. Your Retirement Asset Protector Benefit Base is reduced proportionally to the amount withdrawn. Therefore your new Retirement Asset Protector Benefit Base is $100,000 x ($70,000 ÷ $80,000), or $87,500.

●	Assume you make no additional withdrawals and you do not step-up prior to the GMAB Maturity Date on May 7, 2018.

●
Assume that, because of investment performance, your Account Value on May 7, 2018 is $80,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $7,500 ($87,500 - $80,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of your Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Issue Date [($100,000 x 8) + ($87,500 x 32)] times one quarter of your annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $3,150. Therefore, we will credit $7,500 to your Account Value.

Step-Up Under Retirement Asset Protector

On or after your first Contract Anniversary, you may elect to increase your Retirement Asset Protector Benefit Base to your then current Account Value. The step-up election may be made on any day on or after your first Contract Anniversary. (We reserve the right, in our sole discretion, to require step-up elections to occur only on Account Anniversaries.)

If you are participating in Retirement Asset Protector, on the day we receive your step-up election notice in good order (the “Step-Up Date”), we will increase your Retirement Asset Protector Benefit Base to an amount equal to your Account Value if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current Retirement Asset Protector Benefit Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own that have been issued by Sun Life Insurance and Annuity Company of New York or its affiliates.

Under Retirement Asset Protector, your Step-Up Date must be at least 10 years prior to your Maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the Maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, then we will automatically extend your Annuity Commencement Date to equal your GMAB Maturity Date.

Without a step-up, your benefit under Retirement Asset Protector will “mature” on your 10th Contract Anniversary. If you elect to step-up your Retirement Asset Protector Benefit Base, your benefit under Retirement Asset Protector will mature 10 years from the most recent Step-Up Date. In either case, on the day your Retirement Asset Protector benefit matures (the “GMAB Maturity Date”), we will credit the greater of:

●	any excess of your Retirement Asset Protector Benefit Base over your Account Value, or

●	the total amount of fees you paid for Retirement Asset Protector.

●
Assume that you purchased a Contract on May 7, 2008 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

●
Assume that, on May 7, 2009, your Account Value is $118,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, you elect to step-up to a new ten-year period with a new Retirement Asset Protector Benefit Base of $118,000. Your new GMAB Maturity Date will be May 7, 2019.

●	Assume you make no withdrawals prior to the GMAB Maturity Date on May 7, 2019.

●
Assume that your Account Value on May 7, 2019 is $108,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $10,000 ($118,000 - $108,000). Your total Retirement Asset Protector Fee is equal to the sum of all fees applied prior to the step-up plus the sum of all fees applied after the step-up.

The sum of all fees applied prior to the step-up are equal to the sum of the value of the Benefit Bases prior to the step-up multiplied by the quarterly fee percentage applicable prior to the step-up [($100,000 x 4) x (0.35% ÷ 4)].  Similarly, the sum of all fees applied after the step-up are equal to the sum of the value of the Benefit Bases after the step-up multiplied by the quarterly fee percentage applicable after the step-up [($118,000 x 40) x (0.75% ÷ 4)].

In this case, the total amount of rider fees paid is $9,200. Therefore, we will credit $10,000 to your Account Value.

We reserve the right to discontinue offering the step-up provision of Retirement Asset Protector if we determine that, based upon market conditions at the time of the step-up, we can no longer offer Retirement Asset Protector to new Contracts at the current percentage rate used to calculate the Retirement Asset Protector Fee as set forth in this Appendix under “Cost of Retirement Asset Protector.” In that case, we will send notification that the step-up provision under your Contract has been discontinued unless you elect to begin a new step-up provision at the higher percentage rate. Your written consent is required to accept the higher percentage rate and continue to step-up.

Cancellation of Retirement Asset Protector

You may cancel Retirement Asset Protector at any time. Upon cancellation, all benefits and charges under the benefit shall cease. Once cancelled, Retirement Asset Protector cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, Retirement Asset Protector will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into any investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel the Benefit.

Death of Owner Under Retirement Asset Protector

If the Owner dies while participating in Retirement Asset Protector, all benefits and charges under the benefit will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. The surviving spouse can automatically continue Retirement Asset Protector even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached.) The GMAB Maturity Date does not change.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Retirement Asset Protector. If you withdraw all or a portion of your retirement plan's Yearly RMD Amount from the your Qualified Contract while participating in Retirement Asset Protector, we reduce your Account Value by the amount of the withdrawal and your Retirement Asset Protector Benefit Base proportionally (see “Withdrawals Under Retirement Asset Protector” in this Appendix).

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefit and Optional Living Benefits” in the prospectus to which this Appendix is attached.

APPENDIX – L
Income ON Demand® III Escalator

The optional living benefit known as Income ON Demand III Escalator (“IOD III Escalator”) was available on Contracts purchased on or after August 17, 2009 and prior to February 8, 2010. If you elected to participate in IOD III Escalator, the following information applies to your Contract. IOD III Escalator is no longer available for sale on new Contracts. To describe how IOD III Escalator works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Contract Anniversary during your Stored Income Period. It is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Yearly Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your “IOD III Escalator Fee” (see “Cost of IOD III Escalator” in this Appendix).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Contract Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD III Escalator.

Lifetime Income Percentage:	The percentage used to calculate your Annual Income Amount.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD III Escalator.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Contract Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:
The terms “you” and “your” refer to the oldest living Owner or the surviving spouse of the oldest Owner, as described in this Appendix under the sections entitled “Death of Owner Under IOD III Escalator with Single-Life Coverage” and “Death of Owner Under IOD III Escalator with Joint-Life Coverage.” In the case of a non-natural Owner, these terms refer to the oldest living annuitant.

Upon annuitization, IOD III Escalator and the MAV optional death benefit, if elected, automatically terminate.

IOD III Escalator allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Owner if single-life coverage is elected (or until the death of both the Owner and the Owner's spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The guaranteed annual amount you can withdraw, in any one year, can be 4%, 5%, or 6% of your Income Benefit Base depending upon your age. Under IOD III Escalator, if you forgo withdrawing all or any part of your Annual Income Amount in any one year, that amount will be stored or banked in the Stored Income Balance for use in later years. In any future year, you may take more than your Annual Income Amount by drawing from that amount which you have stored or banked. Thus, in future years, you can take your full Annual Income Amount plus all or a portion of that amount which you have stored or banked.

If you are participating in IOD III Escalator, you may make Purchase Payments only during your first Contract Year. After the first Contract Anniversary, any Purchase Payments you submit will be returned to you.

If you are participating in IOD III Escalator, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD III Escalator. (The term of IOD III Escalator is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD III Escalator are terminated or cancelled as described in this Appendix under “Cancellation of IOD III Escalator,” “Depleting Your Account Value,” and “Annuitization Under IOD III Escalator.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “Designated Funds” in the prospectus to which this Appendix is attached.

You  had the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage” and the sections entitled “Death of Owner Under IOD III Escalator with Single-Life Coverage” and “Death of Owner Under IOD III Escalator with Joint-Life Coverage” in this Appendix.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	increased on each Contract Anniversary by any step-ups as described under “Step-Up Under IOD III Escalator” in this Appendix;

●
increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD III Escalator Works” in this Appendix;

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

●	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix..

Determining Your Annual Income Amount

Your Annual Income Amount is first determined at the beginning of your Stored Income Period and then on each subsequent Contract Anniversary. Your Annual Income Amount is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage. The Lifetime Income Percentage depends upon your age at the beginning of your Stored Income Period as shown in the table below.

Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage
50 - 64	4%
65 - 79	5%
80 or older	6%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described in this Appendix under “Joint-Life Coverage.”

Your Lifetime Income Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the table above. (See “Step-Up Under IOD III Escalator ” in this Appendix.) An increase in the Lifetime Income Percentage will increase your Annual Income Amount.

Your Annual Income Amount will also change with any change to your Income Benefit Base as described under “Determining Your Income Benefit Base” in this Appendix.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (your Lifetime Income Percentage multiplied by your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

●	increased by your Lifetime Income Percentage multiplied by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	increased on each Contract Anniversary by your Annual Income Amount determined on that Anniversary;

●	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

●	decreased to $0 if you take an Excess Withdrawal;

●	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

●	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described below under “How IOD III Escalator Works”).

How IOD III Escalator Works

Under the terms of IOD III Escalator, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. IOD III Escalator also provides the opportunity to increase your Annual Income Amount if your Lifetime Income Percentage increases as you grow older. (Your Lifetime Income Percentage will only increase if you step-up after you reach certain specified ages.) If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance, your Stored Income Balance will be decreased by the amount withdrawn.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

●	your new Annual Income Amount on your next Contract Anniversary will equal your Lifetime Income Percentage multiplied by your new Income Benefit Base.

Here is an example of how IOD III Escalator works.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD III Escalator with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance. All values shown are as of the beginning of the Contract Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Contract Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Contract Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Contract Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Contract Anniversary, your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD III Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further below under “Withdrawals Under IOD III Escalator.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD III Escalator as described in this Appendix under “Cancellation of IOD III Escalator.”

Withdrawals Under IOD III Escalator

Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without reducing your future Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the previous example.

Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – SB

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	SB =	Your Stored Income Balance (or your Yearly Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal:

Using the same facts as the previous example, assume that in your fifth Contract Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Contract Year, your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$50,000	$0
6	$40,000	$61,538	$3,077	$0	$3,077
7	$40,000	$61,538	$3,077	$0	$6,154
8	$40,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 – $50,000)	= $61,538
$90,000 – $25,000

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD III Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your First Withdrawal Date will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulae:

Your new Income Benefit Base =	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance =	SB x	(	AV - WD	)
AV

Where:
	IBB =	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD III Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD III Escalator, any withdrawal before your First Withdrawal Date could have state and federal income tax liability. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD III Escalator, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to your Lifetime Income Percentage multiplied by your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Owner Under IOD III Escalator with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change. You should be aware, however, that they could be subject to certain state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD III Escalator

If you elected IOD III Escalator, we will deduct a quarterly fee from your Account Value (“IOD III Escalator Fee”). The IOD III Escalator Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2750 % of your Fee Base on that day, if you elected single-life coverage (0.3250% for joint-life coverage). On an annual basis, the IOD III Escalator Fee is equal to 1.10% of your Fee Base if you elected single-life coverage (1.30% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD III Escalator Fee on newly issued Contracts.

During the first Contract Year, your Fee Base is equal to your Income Benefit Base. On each Contract Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount (if any) for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD III Escalator Fee based upon your current Fee Base until, at least, your next Contract Anniversary. Note that, although your IOD III Escalator Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Contract Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Contract Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV

Where:
	Fee Base =	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD =	The amount of the Early/Excess Withdrawal.

	SB =	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Contract Year will increase your Income Benefit Base as described in this Appendix under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD III Escalator with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Contract Year except as otherwise stated.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Contract Year you take a $20,000 withdrawal. At the beginning of your fifth Contract Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000
On each Contract Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD III Escalator Fee will not change during a Contract Year, unless you take one of the following specific actions:

●	If you make an additional Purchase Payment during your first Contract Year, you will increase your Fee Base and thus your IOD III Escalator Fee.

●	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD III Escalator Fee.

In addition, on your Contract Anniversary, the IOD III Escalator Fee may also change, if we increase the percentage used to calculate the IOD III Escalator Fee as described below under “Step-Up Under IOD III Escalator.”

The investment performance of the Designated Funds will not affect your IOD III Escalator Fee during a Contract Year. However, as stated below under “Step-Up Under IOD III Escalator,” favorable investment performance may cause the Income Benefit Base to increase on a Contract Anniversary, and thus increase your IOD III Escalator Fee.

We will continue to deduct the IOD III Escalator Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD III Escalator are cancelled as described under “Cancellation of IOD III Escalator” in the Appendix

Step-Up Under IOD III Escalator

Regardless of your age on the Issue Date, on each Contract Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance (if any) must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Insurance and Annuity Company of New York or its affiliates.)

●
Your Account Value minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD III Escalator Fee on newly issued Contracts. Since we are no longer issuing Contracts with IOD III Escalator, the percentage rate we use to calculate your IOD III Escalator Fee will be set based upon current market conditions at that time.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD III Escalator Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD III Escalator Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to your Account Value less your Stored Income Balance, if any, provided that such amount exceeds your current Income Benefit Base. Here is an example of how step-up works under IOD III Escalator:

Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD III Escalator with single-life coverage and do not take any withdrawals. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

Assume that your Account Value grows to $103,000 by the end of Contract Year 1. Because your Account Value minus your Stored Income Balance ($103,000 - $5,000) is less than your current Income Benefit Base, you will not step-up.

Assume further that your Account Value grows to $113,000 by the end of Contract Year 2. Because your Account Value minus your Stored Income Balance ($113,000 - $10,000) is greater than your current Income Benefit Base ($100,000), you will step-up. Your new Income Benefit Base will equal your Account Value minus your Stored Income Balance ($103,000). Your new Annual Income Amount will be $5,150 (5% of your new Income Benefit Base).

Assume further that your Account Value grows to $125,150 by the end of Contract Year 3. Because your Account Value minus your Stored Income Balance ($125,150 - $15,150) is greater than your current Income Benefit Base ($103,000), you will step-up again. Your new Income Benefit Base will equal your Account Value minus your Stored Income Balance ($110,000). Your new Annual Income Amount will be $5,500 (5% of your new Income Benefit Base).

Contract Year	Account Value End of Year	Stored Income Balance Beginning of Year	Income Benefit Base End of Year	Annual Income Amount End of Year	Withdrawals
1	$103,000	$5,000	$100,000	$5,000	0
2	$113,000	$10,000	$103,000	$5,150	0
3	$125,150	$15,150	$110,000	$5,500	0
Your Lifetime Income Percentage will increase if your age at the time of step-up coincides with a higher percentage as shown below. After the step-up, your Annual Income Amount will be your Lifetime Income Percentage multiplied by your new Income Benefit Base. Your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Income Percentage
50 - 64	4%
65 - 79	5%
80 or older	6%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described below under “Joint-Life Coverage.”

The above example assumes that you are age 65 at issue, so your Lifetime Income Percentage is set to 5%. Assume instead you are age 77 at issue and have attained age 80 by the end of Contract Year 3. When your Income Benefit Base steps-up to $110,000, your new Lifetime Income Percentage is 6% since you are now age 80. Your Annual Income Amount is now $6,600, and your Stored Income Balance becomes $21,750 at the beginning of Contract Year 4.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD III Escalator with single-life coverage or, for a higher IOD III Escalator Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary Beneficiary on the Issue Date and remains the sole primary Beneficiary while IOD III Escalator is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD III Escalator is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Owner dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Owner, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Owner Under IOD III Escalator with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Stored Income Period will begin on your Issue Date if the younger spouse is at least age 50 on the Issue Date. Otherwise it will be the first Contract Anniversary after the younger spouse attains (or would have attained) age 50. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.)

The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59 at issue. Otherwise it will be the first Contract Anniversary after the younger spouse attains (or would have attained) age 59.

The Lifetime Income Percentage will be based on the age of the younger spouse at the beginning of the Stored Income Period as shown in the table below.

Age of Younger Spouse	Lifetime Income Percentage
50 - 64	4%
65 – 79	5%
80 or older	6%

The Lifetime Income Percentage may increase, in the future, if the age of the younger spouse at time of step-up coincides with a higher percentage as shown in the above table.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If an Owner remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD III Escalator continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

Cancellation of IOD III Escalator

Should you decide that IOD III Escalator is no longer appropriate for you, you may cancel IOD III Escalator at any time. Upon cancellation, all benefits and charges under IOD III Escalator shall cease. Once cancelled, IOD III Escalator cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, IOD III Escalator will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD III Escalator will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

* Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 90th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change in ownership may also cancel your benefits under IOD III Escalator.

Death of Owner Under IOD III Escalator with Single-Life Coverage

If you elected single-life coverage, IOD III Escalator terminates on the death of any Owner and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD III Escalator benefit on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

●	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

●
the new percentage rate used to calculate the IOD III Escalator Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD III Escalator Fee;

●	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited;

●	the new Lifetime Income Percentage will be based on the age of the surviving spouse; and

●	the new Stored Income Balance will be reset to zero.

Note that single-life coverage may be inappropriate on a co-owned Contract, because all living benefits will end on the death of any Owner. Note also that Beneficiaries who are not spouses cannot continue the Contract (see “Spousal Continuance” in the prospectus to which this Appendix is attached) or any living benefits under the Contract.

Death of Owner Under IOD III Escalator with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of an Owner on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if an Owner dies while participating in IOD III Escalator, the provisions of the section above titled “Death of Owner Under IOD III Escalator with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Owners dies, IOD III Escalator will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the Stored Income Balance will remain unchanged;

●
the Income Benefit Base will remain unchanged until the next Contract Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD III Escalator” in this Appendix);

●
if the Stored Income Period has not yet begun, the Lifetime Income Percentage will be determined when the Stored Income Period begins (i.e., on the first Contract Anniversary following the date the younger spouse attains (or would have attained) age 50);

●	if the Stored Income Period has already begun, the Lifetime Income Percentage will be the Lifetime Income Percentage that applied to the Contract prior to the death of the Owner;

●	on each Contract Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by the Lifetime Income Percentage; and

●	the percentage rate of the IOD III Escalator Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Owner.

At the death of the surviving spouse, the Contract, including IOD III Escalator, terminates.

If you purchased joint-life coverage and the deceased Owner's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD III Escalator

Under the terms of IOD III Escalator, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than the Lifetime Income Percentage multiplied by your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD III Escalator. If you elected to participate in IOD III Escalator, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD III Escalator as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in IOD III Escalator, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Contract Year, more than one calendar year's Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the prospectus to which this Appendix is attached.

APPENDIX M -
Build Your Own Portfolio

This Appendix sets forth the Funds and percentage limits that constitute the “build your own portfolio” program. This program is more fully described under “BUILD YOUR OWN PORTFOLIO” in the Prospectus. Briefly, if you comply with this program, the portfolio you build will satisfy the Designated Funds requirement under certain optional living benefit riders. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled. For Contracts with the Sun Income Riser with 7% bonus, the following is the Build Your Own Portfolio model that applies to your Contract.

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
Sun Capital Investment Grade Bond Fund®	PIMCO Global Multi-Asset Portfolio	AllianceBernstein Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund Fundamental Equity Portfolio	Franklin Small Cap Value Securities Fund	Franklin Strategic Income Securities Fund
MFS® Government Securities Portfolio	MFS® Global Tactical Allocation Portfolio1	Fidelity® Variable Insurance Products Balanced Portfolio	Van Kampen Life Investment Trust Comstock Portfolio	SCSM Oppenheimer Main Street Small Cap Fund	PIMCO Emerging Markets Bond Portfolio
MFS® Bond Portfolio	SCSM Ibbotson Moderate Fund	Franklin Income Securities Fund	MFS® Value Portfolio	Oppenheimer Capital Appreciation Fund/VA	Sun Capital Global Real Estate Fund
Sun Capital Money Market Fund®	SCSM Ibbotson Balanced Fund	Universal Institutional Funds Inc. - Equity and Income Portfolio	Mutual Shares Securities Fund	Lord Abbett Series Fund Growth Opportunities Portfolio	PIMCO CommodityRealReturnTM Strategy Portfolio
SCSM Goldman Sachs Short Duration Fund		MFS® Total Return Portfolio	MFS® Utilities Portfolio	MFS® International Value Portfolio	MFS® Emerging Markets Equity Portfolio
SCSM PIMCO Total Return Fund		SCSM Ibbotson Growth Fund	MFS® Core Equity Portfolio	MFS® Research International Portfolio	SCSM PIMCO High Yield Fund
SCSM BlackRock Inflation Protected Bond Fund		Fidelity® Variable Insurance Products Fund Freedom 2015 Portfolio	SCSM Davis Venture Value Fund	Templeton Growth Securities Fund	Lazard Retirement Emerging Markets Equity Portfolio
		Fidelity® Variable Insurance Products Fund Freedom 2020 Portfolio	SCSM Lord Abbett Growth & Income Fund	First Eagle Overseas Variable Fund
		BlackRock Global Allocation V.I. Fund	SCSM Goldman Sachs Mid Cap Value Fund	Oppenheimer Global Securities Fund/VA
			SCSM Oppenheimer Large Cap Core Fund	Columbia Marsico International Opportunities Fund, Variable Series
Fidelity® Variable Insurance Products Fund Mid Cap Portfolio
MFS® International Growth Portfolio
SCSM WMC Large Cap Growth Fund
Columbia Marsico Growth Fund, Variable Series
Columbia Marsico 21st Century Fund, Variable Series
SCSM WMC Blue Chip Mid Cap Fund
Universal Institutional Funds Inc. - Mid Cap Growth Portfolio
Universal Institutional Funds Inc. - Mid Cap Value Portfolio
AllianceBernstein International Growth Portfolio
Fidelity® Variable Insurance Products Fund Contrafund® Portfolio
SCSM AllianceBernstein International Value Fund
SCSM Columbia Small Cap Value Fund
SCSM Invesco Small Cap Growth Fund

For all Contracts purchased on or after August 17, 2009, and before February 8, 2010, including Contracts with SIR with a 6% bonus, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled.

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 80%	20% to 70%	0% to 50%	0% to 30%	0% to 10%

Sun Capital Investment Grade Bond Fund®	AllianceBernstein Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund Fundamental Equity Portfolio	Franklin Small Cap Value Securities Fund	Franklin Strategic Income Securities Fund
MFS® Government Securities Portfolio	Fidelity® Variable Insurance Products Balanced Portfolio	MFS® Value Portfolio	SCSM Oppenheimer Main Street Small Cap Fund	PIMCO Emerging Markets Bond Portfolio
MFS® Bond Portfolio	Franklin Income Securities Fund	Van Kampen Life Investment Trust Comstock Portfolio	Oppenheimer Capital Appreciation Fund/VA	Sun Capital Global Real Estate Fund
Sun Capital Money Market Fund®	MFS® Total Return Portfolio	Mutual Shares Securities Fund	Lord Abbett Series Fund Growth Opportunities Portfolio	PIMCO CommodityRealReturnTM Strategy Portfolio
SCSM Goldman Sachs Short Duration Fund	Universal Institutional Funds Inc. Equity and Income Portfolio	MFS® Utilities Portfolio	MFS® International Value Portfolio	MFS® Emerging Markets Equity Portfolio
SCSM PIMCO Total Return Fund	Fidelity® Variable Insurance Products Fund Freedom 2015 Portfolio	MFS® Core Equity Portfolio	MFS® Research International Portfolio	SCSM PIMCO High Yield Fund
SCSM BlackRock Inflation Protected Bond Fund	Fidelity® Variable Insurance Products Fund Freedom 2020 Portfolio	SCSM Davis Venture Value Fund	Templeton Growth Securities Fund	Lazard Retirement Emerging Markets Equity Portfolio
	SCSM Ibbotson Moderate Fund	SCSM Lord Abbett Growth & Income Fund	First Eagle Overseas Variable Fund
	SCSM Ibbotson Balanced Fund	SCSM Goldman Sachs Mid Cap Value Fund	Oppenheimer Global Securities Fund/VA
	SCSM Ibbotson Growth Fund	SCSM Oppenheimer Large Cap Core Fund	Columbia Marsico International Opportunities Fund, Variable Series
	BlackRock Global Allocation V.I. Fund		Fidelity® Variable Insurance Products Fund Mid Cap Portfolio
	PIMCO Global Multi-Asset Portfolio		MFS® International Growth Portfolio
SCSM WMC Large Cap Growth Fund
Columbia Marsico Growth Fund, Variable Series
Columbia Marsico 21st Century Fund, Variable Series
SCSM WMC Blue Chip Mid Cap Fund
Universal Institutional Fund Inc. - Mid Cap Growth Portfolio
Universal Institutional Fund Inc. - Mid Cap Value Portfolio
AllianceBernstein International Growth Portfolio
Fidelity® Variable Insurance Products Fund Contrafund® Portfolio
SCSM AllianceBernstein International Value Fund
SCSM Columbia Small Cap Value Fund
SCSM Invesco Small Cap Growth Fund

For Contracts purchased after February 16, 2009, and prior to August 17, 2009, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled.

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 80%	0% to 70%	0% to 70%	0% to 30%	0% to 10%

Sun Capital Investment Grade Bond Fund®	AllianceBernstein Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund Fundamental Equity Portfolio	Franklin Small Cap Value Securities Fund	Franklin Strategic Income Securities Fund
MFS® Government Securities Portfolio	Fidelity® Variable Insurance Products Balanced Portfolio	MFS® Value Portfolio	SCSM Oppenheimer Main Street Small Cap Fund	PIMCO Emerging Markets Bond Portfolio
MFS® Bond Portfolio	Franklin Income Securities Fund	Van Kampen Life Investment Trust Comstock Portfolio	Oppenheimer Capital Appreciation Fund/VA	Sun Capital Global Real Estate Fund
Sun Capital Money Market Fund®	MFS® Total Return Portfolio	Mutual Shares Securities Fund	Lord Abbett Series Fund Growth Opportunities Portfolio	PIMCO CommodityRealReturnTM Strategy Portfolio
SCSM Goldman Sachs Short Duration Fund	Oppenheimer Balanced Fund/VA	MFS® Utilities Portfolio	MFS® International Value Portfolio	MFS® Emerging Markets Equity Portfolio
SCSM PIMCO Total Return Fund	Universal Institutional Funds Inc. Equity and Income Portfolio	MFS® Core Equity Portfolio	MFS® Research International Portfolio	SCSM PIMCO High Yield Fund
SCSM BlackRock Inflation Protected Bond Fund	Fidelity® Variable Insurance Products Fund Freedom 2015 Portfolio	SCSM Davis Venture Value Fund	Templeton Growth Securities Fund	Lazard Retirement Emerging Markets Equity Portfolio
	Fidelity® Variable Insurance Products Fund Freedom 2020 Portfolio	SCSM Lord Abbett Growth & Income Fund	First Eagle Overseas Variable Fund
	SCSM Ibbotson Moderate Fund	SCSM Goldman Sachs Mid Cap Value Fund	Oppenheimer Global Securities Fund/VA
	SCSM Ibbotson Balanced Fund	SCSM Oppenheimer Large Cap Core Fund	Columbia Marsico International Opportunities Fund, Variable Series
	SCSM Ibbotson Growth Fund		Fidelity® Variable Insurance Products Fund Mid Cap Portfolio
	BlackRock Global Allocation V.I. Fund		MFS® International Growth Portfolio
	PIMCO Global Multi-Asset Portfolio		SCSM WMC Large Cap Growth Fund
Columbia Marsico Growth Fund, Variable Series
Columbia Marsico 21st Century Fund, Variable Series
SCSM WMC Blue Chip Mid Cap Fund
Universal Institutional Fund Inc. - Mid Cap Growth Portfolio
Universal Institutional Fund Inc. - Mid Cap Value Portfolio
AllianceBernstein International Growth Portfolio
Fidelity® Variable Insurance Products Fund Contrafund® Portfolio
SCSM AllianceBernstein International Value Fund
SCSM Columbia Small Cap Value Fund
SCSM Invesco Small Cap Growth Fund

For Contracts purchased prior to February 17, 2009, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled.

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
25% to 80%	0% to 75%	0% to 75%	0% to 30%	0% to 10%

PIMCO Total Return Portfolio1	AllianceBernstein Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund Fundamental Equity Portfolio	Franklin Small Cap Value Securities Fund	Franklin Strategic Income Securities Fund
Sun Capital Investment Grade Bond Fund®	Fidelity® Variable Insurance Products Balanced Portfolio	MFS® Value Portfolio	SCSM Oppenheimer Main Street Small Cap Fund	PIMCO Emerging Markets Bond Portfolio
MFS® Government Securities Portfolio	Franklin Income Securities Fund	Van Kampen Life Investment Trust Comstock Portfolio	Oppenheimer Capital Appreciation Fund/VA	Sun Capital Global Real Estate Fund
MFS® Bond Portfolio	Franklin Templeton Founding Funds Allocation Fund	Mutual Shares Securities Fund	Lord Abbett Series Fund Growth Opportunities Portfolio	PIMCO CommodityRealReturnTM Strategy Portfolio
PIMCO Real Return Portfolio1	MFS® Total Return Portfolio	MFS® Utilities Portfolio	MFS® International Value Portfolio	MFS® Emerging Markets Equity Portfolio
Sun Capital Money Market Fund®	Oppenheimer Balanced Fund/VA	MFS® Core Equity Portfolio	MFS® Research International Portfolio	SCSM PIMCO High Yield Fund
SCSM Goldman Sachs Short Duration Fund	Universal Institutional Funds Inc. Equity and Income Portfolio	SCSM Davis Venture Value Fund	Templeton Growth Securities Fund	Lazard Retirement Emerging Markets Equity Portfolio
SCSM PIMCO Total Return Fund	Fidelity® Variable Insurance Products Fund Freedom 2010 Portfolio1	Oppenheimer Main St. Fund®/VA1	First Eagle Overseas Variable Fund
SCSM BlackRock Inflation Protected Bond Fund	Fidelity® Variable Insurance Products Fund Freedom 2015 Portfolio	SCSM Lord Abbett Growth & Income Fund	Oppenheimer Global Securities Fund/VA
	Fidelity® Variable Insurance Products Fund Freedom 2020 Portfolio	SCSM Goldman Sachs Mid Cap Value Fund	Columbia Marsico International Opportunities Fund, Variable Series
	SCSM Ibbotson Moderate Fund	SCSM Oppenheimer Large Cap Core Fund	Fidelity® Variable Insurance Products Fund Mid Cap Portfolio
	SCSM Ibbotson Balanced Fund		MFS® International Growth Portfolio
	SCSM Ibbotson Growth Fund		SCSM WMC Large Cap Growth Fund
	BlackRock Global Allocation V.I. Fund		Columbia Marsico Growth Fund, Variable Series
	PIMCO Global Multi-Asset Portfolio		Columbia Marsico 21st Century Fund, Variable Series
SCSM WMC Blue Chip Mid Cap Fund
Universal Institutional Fund Inc. - Mid Cap Growth Portfolio
Universal Institutional Fund Inc. - Mid Cap Value Portfolio
AllianceBernstein International Growth Portfolio
AllianceBernstein International Value Portfolio1
Fidelity® Variable Insurance Products Fund Contrafund® Portfolio
SCSM AllianceBernstein International Value Fund
SCSM Columbia Small Cap Value Fund
SCSM Invesco Small Cap Growth Fund

1 Only available if you purchased your Contract before October 20, 2008.

APPENDIX N -
CONDENSED FINANCIAL INFORMATION

The following information for SUN LIFE FINANCIAL MASTERS ACCESS NY should be read in conjunction with the Variable Account’s financial statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

AllianceBernstein International Growth Portfolio Class B	01	2009	5.6728	7.7645	2,405
	01	2008	10.0000	5.6728	0

	02	2009	5.6634	7.7358	0
	02	2008	10.0000	5.6634	0

	03	2009	5.6540	7.7072	0
	03	2008	10.0000	5.6540	0

AllianceBernstein Balanced Wealth Strategy Portfolio Class B	01	2009	7.6171	9.3185	2,970
	01	2008	10.0000	7.6171	0

	02	2009	7.6045	9.2841	0
	02	2008	10.0000	7.6045	0

	03	2009	7.5919	9.2498	343
	03	2008	10.0000	7.5919	0

AllianceBernstein International Value Portfolio Class B	01	2009	5.3687	7.0907	1,096
	01	2008	10.0000	5.3687	1,329

	02	2009	5.3598	7.0646	330
	02	2008	10.0000	5.3598	415

	03	2009	5.3509	7.0384	0
	03	2008	10.0000	5.3509	0

BlackRock Global Allocation V.I. Fund Class III	01	2009	10.0710	11.9706	23,818
	01	2008	10.0000	10.0710	0

	02	2009	10.0669	11.9414	5,108
	02	2008	10.0000	10.0669	0

	03	2009	10.0629	11.9122	265
	03	2008	10.0000	10.0629	0

Columbia Marsico 21st Century Fund Class B	01	2009	6.7121	8.3662	6
	01	2008	12.1432	6.7121	6
	01	2007	10.0000	12.1432	1

	02	2009	6.6871	8.3181	256
	02	2008	12.1228	6.6871	1,661
	02	2007	10.0000	12.1228	1,722

	03	2009	6.6621	8.2701	0
	03	2008	12.1024	6.6621	0
	03	2007	10.0000	12.1024	0

Columbia Marsico Growth Fund Class B	01	2009	6.9962	8.6876	2,109
	01	2008	11.7829	6.9962	2,110
	01	2007	10.0000	11.7829	2,111

	02	2009	6.9702	8.6377	173
	02	2008	11.7631	6.9702	0
	02	2007	10.0000	11.7631	0

	03	2009	6.9442	8.5879	0
	03	2008	11.7433	6.9442	0
	03	2007	10.0000	11.7433	0

Columbia Marsico International Opportunities Fund Class B	01	2009	6.3048	8.5494	132,740
	01	2008	12.4520	6.3048	132,541
	01	2007	10.0000	12.4520	48,279

	02	2009	6.2814	8.5003	0
	02	2008	12.4311	6.2814	951
	02	2007	10.0000	12.4311	952

	03	2009	6.2579	8.4513	0
	03	2008	12.4102	6.2579	0
	03	2007	10.0000	12.4102	0

Fidelity VIP Balanced Portfolio Service Class 2	01	2009	6.9446	9.4427	18,084
	01	2008	10.7289	6.9446	0
	01	2007	10.0000	10.7289	0

	02	2009	6.9187	9.3884	0
	02	2008	10.7109	6.9187	0
	02	2007	10.0000	10.7109	0

	03	2009	6.8929	9.3343	0
	03	2008	10.6929	6.8929	0
	03	2007	10.0000	10.6929	0

Fidelity VIP Contrafund Portfolio Service Class 2	01	2009	6.6565	8.8642	15,357
	01	2008	10.0000	6.6565	3,238

	02	2009	6.6455	8.8315	47,146
	02	2008	10.0000	6.6455	6,863

	03	2009	6.6344	8.7988	0
	03	2008	10.0000	6.6344	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	01	2009	8.7079	10.6104	0
	01	2008	11.8386	8.7079	0
	01	2007	11.1088	11.8386	0
	01	2006	10.3124	11.1088	0
	01	2005	10.0000	10.3124	0

	02	2009	8.6518	10.5207	0
	02	2008	11.7865	8.6518	0
	02	2007	11.0826	11.7865	0
	02	2006	10.3090	11.0826	0
	02	2005	10.0000	10.3090	0

	03	2009	8.5959	10.4313	0
	03	2008	11.7344	8.5959	0
	03	2007	11.0563	11.7344	0
	03	2006	10.3055	11.0563	0
	03	2005	10.0000	10.3055	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	01	2009	8.6716	10.6571	0
	01	2008	12.1343	8.6716	0
	01	2007	11.3182	12.1343	0
	01	2006	10.3876	11.3182	0
	01	2005	10.0000	10.3876	0

	02	2009	8.6158	10.5670	0
	02	2008	12.0809	8.6158	0
	02	2007	11.2915	12.0809	0
	02	2006	10.3841	11.2915	0
	02	2005	10.0000	10.3841	0

	03	2009	8.5601	10.4772	0
	03	2008	12.0275	8.5601	0
	03	2007	11.2647	12.0275	0
	03	2006	10.3806	11.2647	0
	03	2005	10.0000	10.3806	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	01	2009	8.1759	10.3314	0
	01	2008	12.3779	8.1759	0
	01	2007	11.4517	12.3779	0
	01	2006	10.4285	11.4517	0
	01	2005	10.0000	10.4285	0

	02	2009	8.1233	10.2439	0
	02	2008	12.3234	8.1233	0
	02	2007	11.4246	12.3234	0
	02	2006	10.4250	11.4246	0
	02	2005	10.0000	10.4250	0

	03	2009	8.0708	10.1570	0
	03	2008	12.2690	8.0708	0
	03	2007	11.3975	12.2690	0
	03	2006	10.4215	11.3975	0
	03	2005	10.0000	10.4215	0

Fidelity VIP Mid Cap Portfolio Service Class 2	01	2009	6.9321	9.5232	2,136
	01	2008	11.6777	6.9321	2,595
	01	2007	10.0000	11.6777	599

	02	2009	6.9064	9.4685	1,051
	02	2008	11.6582	6.9064	1,451
	02	2007	10.0000	11.6582	1,631

	03	2009	6.8806	9.4139	0
	03	2008	11.6385	6.8806	0
	03	2007	10.0000	11.6385	0

First Eagle Overseas Variable Fund	01	2009	8.4967	10.0440	83,268
	01	2008	10.6485	8.4967	68,629
	01	2007	10.0000	10.6485	37,791

	02	2009	8.4652	9.9864	61,506
	02	2008	10.6307	8.4652	23,499
	02	2007	10.0000	10.6307	6,481

	03	2009	8.4336	9.9288	0
	03	2008	10.6128	8.4336	0
	03	2007	10.0000	10.6128	0

Franklin Income Securities Fund Class 2	01	2009	7.0369	9.3796	4,234
	01	2008	10.1772	7.0369	0
	01	2007	10.0000	10.1772	0

	02	2009	7.0107	9.3257	0
	02	2008	10.1602	7.0107	1,339
	02	2007	10.0000	10.1602	1,339

	03	2009	6.9846	9.2719	0
	03	2008	10.1430	6.9846	0
	03	2007	10.0000	10.1430	0

Franklin Small Cap Value Securities Fund Class 2	01	2009	11.9263	15.1417	1,715
	01	2008	18.1143	11.9263	21,948
	01	2007	18.8786	18.1143	1,355
	01	2006	16.4164	18.8786	1,347
	01	2005	15.3534	16.4164	569
	01	2004	10.0000	15.3534	116

	02	2009	11.7900	14.9381	721
	02	2008	17.9440	11.7900	0
	02	2007	18.7394	17.9440	0
	02	2006	16.3285	18.7394	0
	02	2005	15.3023	16.3285	128
	02	2004	10.0000	15.3023	0

	03	2009	11.6547	14.7366	131
	03	2008	17.7746	11.6547	130
	03	2007	18.6008	17.7746	147
	03	2006	16.2408	18.6008	145
	03	2005	15.2511	16.2408	157
	03	2004	10.0000	15.2511	169

Franklin Strategic Income Securities Fund Class 2	01	2009	9.0178	11.1471	1,461
	01	2008	10.3355	9.0178	0
	01	2007	10.0000	10.3355	0

	02	2009	8.9843	11.0831	133
	02	2008	10.3182	8.9843	0
	02	2007	10.0000	10.3182	0

	03	2009	8.9508	11.0193	0
	03	2008	10.3008	8.9508	0
	03	2007	10.0000	10.3008	0

Franklin Templeton Founding Funds Allocation Fund Class 2	01	2009	7.0345	9.0069	38,881
	01	2008	10.0000	7.0345	17,741

	02	2009	7.0229	8.9737	0
	02	2008	10.0000	7.0229	0

	03	2009	7.0112	8.9405	0
	03	2008	10.0000	7.0112	0

Lazard Retirement Emerging Markets Equity Portfolio Service Class	01	2009	5.5008	9.1843	2,627
	01	2008	10.0000	5.5008	1

	02	2009	5.4917	9.1505	1,934
	02	2008	10.0000	5.4917	0

	03	2009	5.4826	9.1166	0
	03	2008	10.0000	5.4826	0

Lord Abbett Series Fund All Value Portfolio Class VC	01	2009	10.2979	12.7523	1,061
	01	2008	14.6878	10.2979	1,061
	01	2007	14.0019	14.6878	1,061
	01	2006	12.4243	14.0019	1,061
	01	2005	11.8171	12.4243	0
	01	2004	10.0000	11.8171	0

	02	2009	10.1921	12.5956	0
	02	2008	14.5667	10.1921	0
	02	2007	13.9149	14.5667	0
	02	2006	12.3722	13.9149	0
	02	2005	11.7915	12.3722	0
	02	2004	10.0000	11.7915	0

	03	2009	10.0871	12.4403	0
	03	2008	14.4461	10.0871	0
	03	2007	13.8282	14.4461	0
	03	2006	12.3202	13.8282	0
	03	2005	11.7658	12.3202	0
	03	2004	10.0000	11.7658	0

Lord Abbett Series Fund Growth Opportunities Portfolio Class VC	01	2009	8.8131	12.6092	90,392
	01	2008	14.5187	8.8131	117
	01	2007	12.1791	14.5187	490
	01	2006	11.4827	12.1791	656
	01	2005	11.1645	11.4827	85
	01	2004	10.0000	11.1645	0

	02	2009	8.7225	12.4543	430
	02	2008	14.3990	8.7225	456
	02	2007	12.1035	14.3990	630
	02	2006	11.4346	12.1035	649
	02	2005	11.1403	11.4346	585
	02	2004	10.0000	11.1403	295

	03	2009	8.6326	12.3007	0
	03	2008	14.2798	8.6326	0
	03	2007	12.0280	14.2798	0
	03	2006	11.3864	12.0280	0
	03	2005	11.1160	11.3864	0
	03	2004	10.0000	11.1160	0

MFS Blended Research Core Equity Portfolio S Class	01	2009	9.7379	11.9651	228
	01	2008	15.2704	9.7379	596
	01	2007	14.6995	15.2704	2,563
	01	2006	13.2280	14.6995	4,333
	01	2005	12.5267	13.2280	2,136
	01	2004	10.0000	12.5267	480

	02	2009	9.6266	11.8043	2,532
	02	2008	15.1268	9.6266	2,454
	02	2007	14.5911	15.1268	3,146
	02	2006	13.1572	14.5911	3,273
	02	2005	12.4850	13.1572	2,946
	02	2004	10.0000	12.4850	0

	03	2009	9.5161	11.6450	0
	03	2008	14.9840	9.5161	0
	03	2007	14.4831	14.9840	0
	03	2006	13.0864	14.4831	0
	03	2005	12.4432	13.0864	0
	03	2004	10.0000	12.4432	0

MFS Bond Portfolio S Class	01	2009	9.7080	12.1829	0
	01	2008	11.0679	9.7080	0
	01	2007	10.9025	11.0679	0
	01	2006	10.5754	10.9025	0
	01	2005	10.5891	10.5754	0
	01	2004	10.0000	10.5891	0

	02	2009	9.5971	12.0191	2,015
	02	2008	10.9638	9.5971	0
	02	2007	10.8221	10.9638	0
	02	2006	10.5187	10.8221	0
	02	2005	10.5538	10.5187	0
	02	2004	10.0000	10.5538	0

	03	2009	9.4870	11.8570	0
	03	2008	10.8603	9.4870	0
	03	2007	10.7419	10.8603	0
	03	2006	10.4622	10.7419	0
	03	2005	10.5184	10.4622	0
	03	2004	10.0000	10.5184	0

MFS Core Equity Portfolio S Class	01	2009	6.5376	8.5111	0
	01	2008	10.8668	6.5376	0
	01	2007	10.0000	10.8668	0

	02	2009	6.5133	8.4622	0
	02	2008	10.8485	6.5133	0
	02	2007	10.0000	10.8485	0

	03	2009	6.4890	8.4133	0
	03	2008	10.8303	6.4890	0
	03	2007	10.0000	10.8303	0

MFS Emerging Markets Equity Portfolio S Class	01	2009	8.4140	13.9058	74,279
	01	2008	19.1053	8.4140	52,094
	01	2007	14.3683	19.1053	0
	01	2006	11.2521	14.3683	0
	01	2005	10.0000	11.2521	0

	02	2009	8.3598	13.7882	0
	02	2008	19.0212	8.3598	0
	02	2007	14.3344	19.0212	0
	02	2006	11.2483	14.3344	0
	02	2005	10.0000	11.2483	0

	03	2009	8.3058	13.6711	0
	03	2008	18.9372	8.3058	0
	03	2007	14.3004	18.9372	0
	03	2006	11.2445	14.3004	0
	03	2005	10.0000	11.2445	0

MFS Global Growth Portfolio S Class	01	2009	11.6522	15.9708	123
	01	2008	19.4554	11.6522	136
	01	2007	17.5106	19.4554	105
	01	2006	15.2239	17.5106	111
	01	2005	14.1126	15.2239	119
	01	2004	10.0000	14.1126	128

	02	2009	11.5190	15.7561	0
	02	2008	19.2725	11.5190	0
	02	2007	17.3815	19.2725	0
	02	2006	15.1424	17.3815	0
	02	2005	14.0655	15.1424	0
	02	2004	10.0000	14.0655	0

	03	2009	11.3868	15.5436	0
	03	2008	19.0906	11.3868	0
	03	2007	17.2529	19.0906	0
	03	2006	15.0610	17.2529	0
	03	2005	14.0185	15.0610	0
	03	2004	10.0000	14.0185	0

MFS Global Research Portfolio S Class	01	2009	10.4302	13.5365	0
	01	2008	16.7286	10.4302	0
	01	2007	15.0657	16.7286	0
	01	2006	13.8919	15.0657	0
	01	2005	13.1201	13.8919	0
	01	2004	10.0000	13.1201	0

	02	2009	10.3110	13.3546	0
	02	2008	16.5713	10.3110	0
	02	2007	14.9546	16.5713	0
	02	2006	13.8175	14.9546	0
	02	2005	13.0763	13.8175	109
	02	2004	10.0000	13.0763	0

	03	2009	10.1927	13.1744	0
	03	2008	16.4149	10.1927	0
	03	2007	14.8439	16.4149	0
	03	2006	13.7433	14.8439	0
	03	2005	13.0326	13.7433	0
	03	2004	10.0000	13.0326	0

MFS Global Tactical Allocation Portfolio S Class	01	2009	10.0000	9.9878	0

	02	2009	10.0000	9.9873	0

	03	2009	10.0000	9.9867	0

MFS Government Securities Portfolio S Class	01	2009	11.4869	11.7695	12,823
	01	2008	10.7909	11.4869	8,970
	01	2007	10.2692	10.7909	12,739
	01	2006	10.0956	10.2692	15,047
	01	2005	10.0677	10.0956	18,735
	01	2004	10.0000	10.0677	18,639

	02	2009	11.3556	11.6114	12,201
	02	2008	10.6894	11.3556	2,959
	02	2007	10.1934	10.6894	3,500
	02	2006	10.0415	10.1934	4,372
	02	2005	10.0341	10.0415	4,139
	02	2004	10.0000	10.0341	2,783

	03	2009	11.2254	11.4548	0
	03	2008	10.5885	11.2254	0
	03	2007	10.1179	10.5885	0
	03	2006	9.9875	10.1179	0
	03	2005	10.0005	9.9875	0
	03	2004	10.0000	10.0005	0

MFS Growth Portfolio S Class	01	2009	10.6227	14.3532	0
	01	2008	17.2997	10.6227	0
	01	2007	14.5457	17.2997	0
	01	2006	13.7391	14.5457	0
	01	2005	12.8340	13.7391	179
	01	2004	10.0000	12.8340	179

	02	2009	10.5012	14.1603	0
	02	2008	17.1369	10.5012	0
	02	2007	14.4384	17.1369	0
	02	2006	13.6655	14.4384	0
	02	2005	12.7912	13.6655	0
	02	2004	10.0000	12.7912	0

	03	2009	10.3807	13.9692	0
	03	2008	16.9752	10.3807	0
	03	2007	14.3315	16.9752	0
	03	2006	13.5920	14.3315	0
	03	2005	12.7484	13.5920	0
	03	2004	10.0000	12.7484	0

MFS High Yield Portfolio S Class	01	2009	8.8109	12.9666	1,405
	01	2008	12.7406	8.8109	2,103
	01	2007	12.7627	12.7406	1,366
	01	2006	11.7979	12.7627	2,040
	01	2005	11.7735	11.7979	2,114
	01	2004	10.0000	11.7735	2,252

	02	2009	8.7102	12.7924	621
	02	2008	12.6208	8.7102	912
	02	2007	12.6686	12.6208	1,161
	02	2006	11.7347	12.6686	591
	02	2005	11.7343	11.7347	635
	02	2004	10.0000	11.7343	2,461

	03	2009	8.6103	12.6199	306
	03	2008	12.5017	8.6103	360
	03	2007	12.5748	12.5017	428
	03	2006	11.6716	12.5748	438
	03	2005	11.6950	11.6716	443
	03	2004	10.0000	11.6950	435

MFS International Growth Portfolio S Class	01	2009	6.9601	9.4205	478
	01	2008	11.7937	6.9601	1
	01	2007	10.0000	11.7937	0

	02	2009	6.9342	9.3664	0
	02	2008	11.7739	6.9342	0
	02	2007	10.0000	11.7739	0

	03	2009	6.9083	9.3123	0
	03	2008	11.7541	6.9083	0
	03	2007	10.0000	11.7541	0

MFS International Value Portfolio S Class	01	2009	7.3221	9.0051	5,843
	01	2008	10.8868	7.3221	71,446
	01	2007	10.0000	10.8868	1,209

	02	2009	7.2948	8.9533	1,953
	02	2008	10.8685	7.2948	2,485
	02	2007	10.0000	10.8685	2,898

	03	2009	7.2676	8.9017	0
	03	2008	10.8502	7.2676	0
	03	2007	10.0000	10.8502	0

MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2009	8.7093	11.9671	642
	01	2008	14.1434	8.7093	756
	01	2007	12.9325	14.1434	540
	01	2006	12.2474	12.9325	0
	01	2005	11.9615	12.2474	0
	01	2004	10.0000	11.9615	0

	02	2009	8.6097	11.8062	819
	02	2008	14.0104	8.6097	802
	02	2007	12.8371	14.0104	779
	02	2006	12.1817	12.8371	622
	02	2005	11.9216	12.1817	446
	02	2004	10.0000	11.9216	0

	03	2009	8.5110	11.6469	167
	03	2008	13.8781	8.5110	175
	03	2007	12.7420	13.8781	191
	03	2006	12.1162	12.7420	0
	03	2005	11.8817	12.1162	0
	03	2004	10.0000	11.8817	0

MFS Mid Cap Growth Portfolio S Class	01	2009	7.1639	9.9946	0
	01	2008	15.0073	7.1639	0
	01	2007	13.9325	15.0073	0
	01	2006	13.8684	13.9325	0
	01	2005	13.7262	13.8684	354
	01	2004	10.0000	13.7262	1,149

	02	2009	7.0820	9.8602	0
	02	2008	14.8661	7.0820	0
	02	2007	13.8298	14.8661	0
	02	2006	13.7941	13.8298	0
	02	2005	13.6804	13.7941	0
	02	2004	10.0000	13.6804	0

	03	2009	7.0007	9.7272	0
	03	2008	14.7258	7.0007	0
	03	2007	13.7274	14.7258	0
	03	2006	13.7199	13.7274	0
	03	2005	13.6346	13.7199	0
	03	2004	10.0000	13.6346	0

MFS Money Market Portfolio S Class	01	2009	10.4129	10.2359	11,788
	01	2008	10.4061	10.4129	18,939
	01	2007	10.1226	10.4061	27,449
	01	2006	9.8695	10.1226	31,846
	01	2005	9.7983	9.8695	31,691
	01	2004	10.0000	9.7983	45,562

	02	2009	10.2938	10.0983	1,431
	02	2008	10.3082	10.2938	1,234
	02	2007	10.0479	10.3082	2,409
	02	2006	9.8166	10.0479	2,443
	02	2005	9.7656	9.8166	2,877
	02	2004	10.0000	9.7656	1,462

	03	2009	10.1758	9.9621	0
	03	2008	10.2109	10.1758	0
	03	2007	9.9735	10.2109	0
	03	2006	9.7638	9.9735	0
	03	2005	9.7329	9.7638	0
	03	2004	10.0000	9.7329	0

MFS New Discovery Portfolio S Class	01	2009	8.8791	14.2020	89
	01	2008	14.9970	8.8791	217
	01	2007	14.9180	14.9970	771
	01	2006	13.4419	14.9180	1,358
	01	2005	13.0279	13.4419	372
	01	2004	10.0000	13.0279	1

	02	2009	8.7775	14.0110	706
	02	2008	14.8559	8.7775	848
	02	2007	14.8080	14.8559	1,037
	02	2006	13.3699	14.8080	906
	02	2005	12.9845	13.3699	888
	02	2004	10.0000	12.9845	386

	03	2009	8.6768	13.8220	0
	03	2008	14.7156	8.6768	0
	03	2007	14.6984	14.7156	0
	03	2006	13.2980	14.6984	0
	03	2005	12.9410	13.2980	0
	03	2004	10.0000	12.9410	0

MFS Research International Portfolio S Class	01	2009	13.4365	17.2366	475
	01	2008	23.8145	13.4365	478
	01	2007	21.4777	23.8145	1,014
	01	2006	17.1689	21.4777	1,105
	01	2005	15.0310	17.1689	1,179
	01	2004	10.0000	15.0310	414

	02	2009	13.2829	17.0049	336
	02	2008	23.5906	13.2829	306
	02	2007	21.3194	23.5906	706
	02	2006	17.0769	21.3194	610
	02	2005	14.9809	17.0769	833
	02	2004	10.0000	14.9809	709

	03	2009	13.1306	16.7755	0
	03	2008	23.3680	13.1306	0
	03	2007	21.1616	23.3680	0
	03	2006	16.9852	21.1616	0
	03	2005	14.9308	16.9852	0
	03	2004	10.0000	14.9308	0

MFS Strategic Income Portfolio S Class	01	2009	10.0204	12.5334	459
	01	2008	11.7461	10.0204	474
	01	2007	11.5758	11.7461	525
	01	2006	11.0618	11.5758	506
	01	2005	11.0745	11.0618	497
	01	2004	10.0000	11.0745	480

	02	2009	9.9059	12.3650	0
	02	2008	11.6356	9.9059	0
	02	2007	11.4904	11.6356	0
	02	2006	11.0026	11.4904	0
	02	2005	11.0376	11.0026	0
	02	2004	10.0000	11.0376	0

	03	2009	9.7922	12.1983	156
	03	2008	11.5258	9.7922	153
	03	2007	11.4053	11.5258	233
	03	2006	10.9434	11.4053	240
	03	2005	11.0006	10.9434	236
	03	2004	10.0000	11.0006	231

MFS Total Return Portfolio S Class	01	2009	10.5432	12.2095	11,688
	01	2008	13.7059	10.5432	15,556
	01	2007	13.3983	13.7059	26,648
	01	2006	12.1790	13.3983	26,991
	01	2005	12.0502	12.1790	34,154
	01	2004	10.0000	12.0502	35,706

	02	2009	10.4227	12.0453	3,800
	02	2008	13.5769	10.4227	3,037
	02	2007	13.2994	13.5769	3,180
	02	2006	12.1137	13.2994	9,639
	02	2005	12.0100	12.1137	9,633
	02	2004	10.0000	12.0100	119

	03	2009	10.3032	11.8829	0
	03	2008	13.4488	10.3032	0
	03	2007	13.2010	13.4488	0
	03	2006	12.0486	13.2010	0
	03	2005	11.9698	12.0486	0
	03	2004	10.0000	11.9698	0

MFS Utilities Portfolio S Class	01	2009	17.8252	23.3215	620
	01	2008	28.9023	17.8252	422
	01	2007	22.9216	28.9023	422
	01	2006	17.6694	22.9216	423
	01	2005	15.3660	17.6694	1,154
	01	2004	10.0000	15.3660	1,296

	02	2009	17.6215	23.0082	2,684
	02	2008	28.6307	17.6215	1,978
	02	2007	22.7527	28.6307	2,076
	02	2006	17.5748	22.7527	2,156
	02	2005	15.3148	17.5748	1,675
	02	2004	10.0000	15.3148	113

	03	2009	17.4194	22.6979	0
	03	2008	28.3606	17.4194	0
	03	2007	22.5844	28.3606	0
	03	2006	17.4804	22.5844	0
	03	2005	15.2636	17.4804	0
	03	2004	10.0000	15.2636	0

MFS Value Portfolio S Class	01	2009	11.7199	13.8592	1,132
	01	2008	17.7613	11.7199	1,189
	01	2007	16.7825	17.7613	541
	01	2006	14.1488	16.7825	544
	01	2005	13.5344	14.1488	727
	01	2004	10.0000	13.5344	1,002

	02	2009	11.5859	13.6729	1,628
	02	2008	17.5943	11.5859	388
	02	2007	16.6588	17.5943	113
	02	2006	14.0730	16.6588	113
	02	2005	13.4892	14.0730	649
	02	2004	10.0000	13.4892	114

	03	2009	11.4530	13.4885	288
	03	2008	17.4283	11.4530	0
	03	2007	16.5355	17.4283	0
	03	2006	13.9974	16.5355	0
	03	2005	13.4441	13.9974	0
	03	2004	10.0000	13.4441	0

Mutual Shares Securities Fund Class 2	01	2009	10.3474	12.8210	15,917
	01	2008	16.7386	10.3474	7,410
	01	2007	16.4570	16.7386	5,002
	01	2006	14.1415	16.4570	2,512
	01	2005	13.0119	14.1415	1,603
	01	2004	10.0000	13.0119	288

	02	2009	10.2291	12.6487	33,255
	02	2008	16.5811	10.2291	7,807
	02	2007	16.3356	16.5811	3,520
	02	2006	14.0657	16.3356	2,595
	02	2005	12.9685	14.0657	2,138
	02	2004	10.0000	12.9685	0

	03	2009	10.1118	12.4781	781
	03	2008	16.4247	10.1118	737
	03	2007	16.2147	16.4247	812
	03	2006	13.9901	16.2147	847
	03	2005	12.9251	13.9901	921
	03	2004	10.0000	12.9251	1,001

Oppenheimer Balanced Fund/VA Service Shares	01	2009	5.6970	6.8097	0
	01	2008	10.2794	5.6970	0
	01	2007	10.0000	10.2794	0

	02	2009	5.6758	6.7706	0
	02	2008	10.2621	5.6758	0
	02	2007	10.0000	10.2621	0

	03	2009	5.6546	6.7315	0
	03	2008	10.2448	5.6546	0
	03	2007	10.0000	10.2448	0

Oppenheimer Capital Appreciation Fund/VA Service Shares	01	2009	8.1347	11.5271	4,448
	01	2008	15.2307	8.1347	3,480
	01	2007	13.6093	15.2307	2,620
	01	2006	12.8564	13.6093	2,717
	01	2005	12.4717	12.8564	2,759
	01	2004	10.0000	12.4717	4,502

	02	2009	8.0417	11.3720	426
	02	2008	15.0874	8.0417	537
	02	2007	13.5089	15.0874	350
	02	2006	12.7876	13.5089	389
	02	2005	12.4301	12.7876	422
	02	2004	10.0000	12.4301	383

	03	2009	7.9494	11.2186	348
	03	2008	14.9450	7.9494	373
	03	2007	13.4090	14.9450	354
	03	2006	12.7188	13.4090	403
	03	2005	12.3885	12.7188	398
	03	2004	10.0000	12.3885	417

Oppenheimer Global Securities Fund/ VA Service Shares	01	2009	9.6968	13.2832	233
	01	2008	16.5332	9.6968	234
	01	2007	15.8564	16.5332	1,053
	01	2006	13.7435	15.8564	1,335
	01	2005	12.2570	13.7435	1,106
	01	2004	10.0000	12.2570	308

	02	2009	9.5971	13.1199	0
	02	2008	16.3969	9.5971	0
	02	2007	15.7579	16.3969	0
	02	2006	13.6859	15.7579	0
	02	2005	12.2305	13.6859	267
	02	2004	10.0000	12.2305	0

	03	2009	9.4982	12.9582	0
	03	2008	16.2613	9.4982	0
	03	2007	15.6597	16.2613	0
	03	2006	13.6283	15.6597	0
	03	2005	12.2039	13.6283	0
	03	2004	10.0000	12.2039	0

Oppenheimer Main St. Fund/VA Service Shares	01	2009	9.1059	11.4570	5,177
	01	2008	15.0946	9.1059	6,278
	01	2007	14.7449	15.0946	5,777
	01	2006	13.0702	14.7449	8,329
	01	2005	12.5737	13.0702	2,941
	01	2004	10.0000	12.5737	1,278

	02	2009	9.0019	11.3029	5,557
	02	2008	14.9526	9.0019	5,871
	02	2007	14.6361	14.9526	6,266
	02	2006	13.0002	14.6361	4,303
	02	2005	12.5318	13.0002	4,195
	02	2004	10.0000	12.5318	1,643

	03	2009	8.8986	11.1505	0
	03	2008	14.8115	8.8986	0
	03	2007	14.5278	14.8115	0
	03	2006	12.9303	14.5278	0
	03	2005	12.4898	12.9303	0
	03	2004	10.0000	12.4898	0

Oppenheimer Main St. Small Cap Fund/VA Service Shares	01	2009	11.0494	14.8677	0
	01	2008	18.1325	11.0494	0
	01	2007	18.7082	18.1325	0
	01	2006	16.5979	18.7082	0
	01	2005	15.3890	16.5979	0
	01	2004	10.0000	15.3890	0

	02	2009	10.9231	14.6678	0
	02	2008	17.9620	10.9231	0
	02	2007	18.5703	17.9620	0
	02	2006	16.5090	18.5703	0
	02	2005	15.3377	16.5090	0
	02	2004	10.0000	15.3377	0

	03	2009	10.7979	14.4699	271
	03	2008	17.7925	10.7979	279
	03	2007	18.4329	17.7925	295
	03	2006	16.4204	18.4329	295
	03	2005	15.2864	16.4204	311
	03	2004	10.0000	15.2864	338

PIMCO Emerging Markets Bond Portfolio Admin. Class	01	2009	16.9353	21.7398	1,514
	01	2008	20.1734	16.9353	771
	01	2007	19.3950	20.1734	771
	01	2006	18.0546	19.3950	771
	01	2005	16.5782	18.0546	1,055
	01	2004	10.0000	16.5782	0

	02	2009	16.7209	21.4209	0
	02	2008	19.9588	16.7209	71
	02	2007	19.2279	19.9588	71
	02	2006	17.9355	19.2279	0
	02	2005	16.5023	17.9355	204
	02	2004	10.0000	16.5023	0

	03	2009	16.5085	21.1056	0
	03	2008	19.7456	16.5085	0
	03	2007	19.0617	19.7456	0
	03	2006	17.8168	19.0617	0
	03	2005	16.4265	17.8168	0
	03	2004	10.0000	16.4265	0

PIMCO Global Multi-Asset Portfolio Advisor Class	01	2009	10.0000	10.6721	584

	02	2009	10.0000	10.6640	0

	03	2009	10.0000	10.6559	295

PIMCO Real Return Portfolio Admin. Class	01	2009	10.7919	12.5599	10,814
	01	2008	11.8123	10.7919	10,870
	01	2007	10.8591	11.8123	11,052
	01	2006	10.9680	10.8591	15,539
	01	2005	10.9279	10.9680	52,217
	01	2004	10.0000	10.9279	26,147

	02	2009	10.6685	12.3911	486
	02	2008	11.7011	10.6685	546
	02	2007	10.7790	11.7011	2,313
	02	2006	10.9092	10.7790	3,519
	02	2005	10.8914	10.9092	3,407
	02	2004	10.0000	10.8914	0

	03	2009	10.5462	12.2240	0
	03	2008	11.5907	10.5462	0
	03	2007	10.6992	11.5907	0
	03	2006	10.8505	10.6992	0
	03	2005	10.8549	10.8505	0
	03	2004	10.0000	10.8549	0

PIMCO Total Return Portfolio Admin. Class	01	2009	11.6850	13.1029	7,612
	01	2008	11.3430	11.6850	7,445
	01	2007	10.6105	11.3430	36,094
	01	2006	10.3932	10.6105	3,613
	01	2005	10.3192	10.3932	22,503
	01	2004	10.0000	10.3192	5,468

	02	2009	11.5515	12.9267	3,743
	02	2008	11.2362	11.5515	3,594
	02	2007	10.5322	11.2362	3,933
	02	2006	10.3374	10.5322	501
	02	2005	10.2848	10.3374	1,460
	02	2004	10.0000	10.2848	1,608

	03	2009	11.4190	12.7524	0
	03	2008	11.1302	11.4190	0
	03	2007	10.4542	11.1302	0
	03	2006	10.2818	10.4542	0
	03	2005	10.2503	10.2818	0
	03	2004	10.0000	10.2503	0

PIMCO All Asset Portfolio Admin. Class	01	2009	9.2592	11.0655	0
	01	2008	11.1932	9.2592	0
	01	2007	10.5123	11.1932	0
	01	2006	10.2176	10.5123	0
	01	2005	10.0000	10.2176	0

	02	2009	9.1996	10.9719	0
	02	2008	11.1439	9.1996	0
	02	2007	10.4875	11.1439	0
	02	2006	10.2141	10.4875	0
	02	2005	10.0000	10.2141	0

	03	2009	9.1402	10.8788	0
	03	2008	11.0946	9.1402	0
	03	2007	10.4626	11.0946	0
	03	2006	10.2107	10.4626	0
	03	2005	10.0000	10.2107	0

PIMCO CommodityRealReturn Strategy Portfolio Admin. Class	01	2009	6.5638	9.1319	864
	01	2008	11.8804	6.5638	341
	01	2007	9.8077	11.8804	0
	01	2006	10.2959	9.8077	0
	01	2005	10.0000	10.2959	0

	02	2009	6.5215	9.0546	160
	02	2008	11.8281	6.5215	214
	02	2007	9.7845	11.8281	0
	02	2006	10.2924	9.7845	0
	02	2005	10.0000	10.2924	0

	03	2009	6.4794	8.9777	0
	03	2008	11.7758	6.4794	0
	03	2007	9.7612	11.7758	0
	03	2006	10.2890	9.7612	0
	03	2005	10.0000	10.2890	0

SC AIM Small Cap Growth Fund S Class	01	2009	9.0163	11.6449	0
	01	2008	10.0000	9.0163	0

	02	2009	9.0126	11.6165	0
	02	2008	10.0000	9.0126	0

	03	2009	9.0090	11.5881	0
	03	2008	10.0000	9.0090	0

SC AllianceBernstein International Value Fund S Class	01	2009	9.2125	11.7054	377
	01	2008	10.0000	9.2125	0

	02	2009	9.2087	11.6768	0
	02	2008	10.0000	9.2087	0

	03	2009	9.2050	11.6483	0
	03	2008	10.0000	9.2050	0

SC BlackRock Inflation Protected Bond Fund S Class	01	2009	10.2485	10.9162	7,547
	01	2008	10.0000	10.2485	0

	02	2009	10.2444	10.8896	2,717
	02	2008	10.0000	10.2444	0

	03	2009	10.2403	10.8630	0
	03	2008	10.0000	10.2403	0

SC Davis Venture Value Fund S Class	01	2009	6.4472	8.1768	21,629
	01	2008	10.5668	6.4472	4,118
	01	2007	10.0000	10.5668	0

	02	2009	6.4232	8.1298	57,697
	02	2008	10.5491	6.4232	9,042
	02	2007	10.0000	10.5491	261

	03	2009	6.3992	8.0829	0
	03	2008	10.5313	6.3992	0
	03	2007	10.0000	10.5313	0

SC Dreman Small Cap Value Fund S Class	01	2009	9.3457	11.9491	0
	01	2008	10.0000	9.3457	0

	02	2009	9.3419	11.9200	0
	02	2008	10.0000	9.3419	0

	03	2009	9.3381	11.8908	0
	03	2008	10.0000	9.3381	0

SC Goldman Sachs Mid Cap Value Fund I Class	01	2009	7.0442	8.7029	2,795
	01	2008	10.0000	7.0442	0

	02	2009	7.0326	8.6708	273
	02	2008	10.0000	7.0326	0

	03	2009	7.0209	8.6387	0
	03	2008	10.0000	7.0209	0

SC Goldman Sachs Mid Cap Value Fund S Class	01	2009	7.0302	8.6648	2,556
	01	2008	10.0000	7.0302	0

	02	2009	7.0186	8.6329	0
	02	2008	10.0000	7.0186	0

	03	2009	7.0069	8.6009	0
	03	2008	10.0000	7.0069	0

SC Goldman Sachs Short Duration Fund I Class	01	2009	10.1681	10.3730	12,163
	01	2008	10.0000	10.1681	1,440

	02	2009	10.1513	10.3349	8,023
	02	2008	10.0000	10.1513	1,338

	03	2009	10.1345	10.2967	0
	03	2008	10.0000	10.1345	0

SC Goldman Sachs Short Duration Fund S Class	01	2009	10.1476	10.3263	7
	01	2008	10.0000	10.1476	6

	02	2009	10.1308	10.2882	490
	02	2008	10.0000	10.1308	0

	03	2009	10.1140	10.2502	0
	03	2008	10.0000	10.1140	0

SC Ibbotson Balanced Fund S Class	01	2009	10.0886	12.2621	16,574
	01	2008	10.0000	10.0886	0

	02	2009	10.0846	12.2323	1,453
	02	2008	10.0000	10.0846	0

	03	2009	10.0805	12.2024	0
	03	2008	10.0000	10.0805	0

SC Ibbotson Growth Fund S Class	01	2009	10.2078	12.7188	13,993
	01	2008	10.0000	10.2078	0

	02	2009	10.2037	12.6878	22,510
	02	2008	10.0000	10.2037	11,500

	03	2009	10.1996	12.6568	253
	03	2008	10.0000	10.1996	0

SC Ibbotson Moderate Fund S Class	01	2009	9.8907	11.5910	22,228
	01	2008	10.0000	9.8907	0

	02	2009	9.8868	11.5627	0
	02	2008	10.0000	9.8868	0

	03	2009	9.8828	11.5345	0
	03	2008	10.0000	9.8828	0

SC Lord Abbett Growth & Income Fund I Class	01	2009	7.2499	8.3985	8,557
	01	2008	10.0000	7.2499	0

	02	2009	7.2379	8.3675	8,724
	02	2008	10.0000	7.2379	0

	03	2009	7.2259	8.3366	699
	03	2008	10.0000	7.2259	0

SC Lord Abbett Growth & Income Fund S Class	01	2009	7.2355	8.3507	0
	01	2008	10.0000	7.2355	0

	02	2009	7.2235	8.3199	0
	02	2008	10.0000	7.2235	0

	03	2009	7.2115	8.2891	0
	03	2008	10.0000	7.2115	0

SC Oppenheimer Large Cap Core Fund S Class	01	2009	7.2795	8.6478	0
	01	2008	11.7834	7.2795	0
	01	2007	12.7629	11.7834	2
	01	2006	10.8394	12.7629	4
	01	2005	11.1350	10.8394	5
	01	2004	10.0000	11.1350	0

	02	2009	7.2070	8.5441	0
	02	2008	11.6899	7.2070	0
	02	2007	12.6875	11.6899	0
	02	2006	10.7973	12.6875	0
	02	2005	11.1143	10.7973	0
	02	2004	10.0000	11.1143	0

	03	2009	7.1349	8.4414	0
	03	2008	11.5968	7.1349	0
	03	2007	12.6124	11.5968	0
	03	2006	10.7552	12.6124	0
	03	2005	11.0936	10.7552	0
	03	2004	10.0000	11.0936	0

SC Oppenheimer Main Street Small Cap Fund S Class	01	2009	5.9638	8.0019	3,229
	01	2008	9.8081	5.9638	2,040
	01	2007	10.0000	9.8081	464

	02	2009	5.9416	7.9559	951
	02	2008	9.7917	5.9416	1,270
	02	2007	10.0000	9.7917	1,214

	03	2009	5.9194	7.9100	0
	03	2008	9.7752	5.9194	0
	03	2007	10.0000	9.7752	0

SC PIMCO High Yield Fund S Class	01	2009	8.5105	10.9119	214
	01	2008	10.0000	8.5105	268

	02	2009	8.4964	10.8717	309
	02	2008	10.0000	8.4964	224

	03	2009	8.4823	10.8316	0
	03	2008	10.0000	8.4823	0

SC PIMCO Total Return Fund S Class	01	2009	10.5745	11.2917	97,347
	01	2008	10.0000	10.5745	0

	02	2009	10.5703	11.2642	31,248
	02	2008	10.0000	10.5703	1,511

	03	2009	10.5660	11.2366	0
	03	2008	10.0000	10.5660	0

SC WMC Blue Chip Mid Cap Fund S Class	01	2009	7.4677	9.5399	331
	01	2008	10.0000	7.4677	394

	02	2009	7.4554	9.5047	0
	02	2008	10.0000	7.4554	0

	03	2009	7.4430	9.4695	0
	03	2008	10.0000	7.4430	0

SC WMC Large Cap Growth Fund S Class	01	2009	5.6698	7.6401	0
	01	2008	10.3562	5.6698	74,934
	01	2007	9.8671	10.3562	0
	01	2006	10.0000	9.8671	0

	02	2009	5.6390	7.5831	0
	02	2008	10.3210	5.6390	0
	02	2007	9.8538	10.3210	0
	02	2006	10.0000	9.8538	0

	03	2009	5.6082	7.5264	0
	03	2008	10.2859	5.6082	0
	03	2007	9.8404	10.2859	0
	03	2006	10.0000	9.8404	0

Sun Capital Global Real Estate Fund S Class	01	2009	8.3953	10.7138	803
	01	2008	15.4994	8.3953	995
	01	2007	18.1956	15.4994	1,154
	01	2006	13.3501	18.1956	1,194
	01	2005	12.4174	13.3501	1,236
	01	2004	10.0000	12.4174	1,900

	02	2009	8.3116	10.5854	1,352
	02	2008	15.3764	8.3116	1,489
	02	2007	18.0883	15.3764	1,402
	02	2006	13.2983	18.0883	751
	02	2005	12.3943	13.2983	1,047
	02	2004	10.0000	12.3943	517

	03	2009	8.2284	10.4581	0
	03	2008	15.2540	8.2284	0
	03	2007	17.9812	15.2540	0
	03	2006	13.2465	17.9812	0
	03	2005	12.3712	13.2465	0
	03	2004	10.0000	12.3712	0

Sun Capital Investment Grade Bond Fund S Class	01	2009	9.3298	11.0623	4,596
	01	2008	10.8715	9.3298	1,266
	01	2007	10.6853	10.8715	150
	01	2006	10.3379	10.6853	2
	01	2005	10.3369	10.3379	787
	01	2004	10.0000	10.3369	428

	02	2009	9.2368	10.9299	0
	02	2008	10.7852	9.2368	257
	02	2007	10.6222	10.7852	821
	02	2006	10.2978	10.6222	0
	02	2005	10.3177	10.2978	0
	02	2004	10.0000	10.3177	0

	03	2009	9.1445	10.7985	0
	03	2008	10.6993	9.1445	0
	03	2007	10.5593	10.6993	0
	03	2006	10.2576	10.5593	0
	03	2005	10.2985	10.2576	0
	03	2004	10.0000	10.2985	0

Sun Capital Money Market Fund S Class	01	2009	9.9941	9.8257	0
	01	2008	10.0000	9.9941	0

	02	2009	9.9776	9.7895	6,603
	02	2008	10.0000	9.9776	6,606

	03	2009	9.9610	9.7533	0
	03	2008	10.0000	9.9610	0

Templeton Developing Markets Securities Fund, Class 2	01	2009	8.3029	14.0866	108
	01	2008	17.8610	8.3029	168
	01	2007	14.1098	17.8610	121
	01	2006	11.2055	14.1098	0
	01	2005	10.0000	11.2055	0

	02	2009	8.2494	13.9675	302
	02	2008	17.7824	8.2494	486
	02	2007	14.0765	17.7824	375
	02	2006	11.2018	14.0765	0
	02	2005	10.0000	11.2018	0

	03	2009	8.1961	13.8489	0
	03	2008	17.7038	8.1961	0
	03	2007	14.0432	17.7038	0
	03	2006	11.1980	14.0432	0
	03	2005	10.0000	11.1980	0

Templeton Foreign Securities Fund Class 2	01	2009	12.7369	17.1584	1,655
	01	2008	21.7340	12.7369	2,140
	01	2007	19.1515	21.7340	4,053
	01	2006	16.0415	19.1515	5,485
	01	2005	14.8119	16.0415	3,494
	01	2004	10.0000	14.8119	3,538

	02	2009	12.5914	16.9278	3,395
	02	2008	21.5296	12.5914	3,619
	02	2007	19.0103	21.5296	3,948
	02	2006	15.9557	19.0103	4,148
	02	2005	14.7625	15.9557	3,880
	02	2004	10.0000	14.7625	1,295

	03	2009	12.4470	16.6995	118
	03	2008	21.3265	12.4470	119
	03	2007	18.8697	21.3265	127
	03	2006	15.8699	18.8697	146
	03	2005	14.7131	15.8699	162
	03	2004	10.0000	14.7131	177

Templeton Growth Securities Fund Class 2	01	2009	11.4596	14.7685	751
	01	2008	20.2138	11.4596	751
	01	2007	20.0936	20.2138	1,212
	01	2006	16.7805	20.0936	1,436
	01	2005	15.6800	16.7805	696
	01	2004	10.0000	15.6800	723

	02	2009	11.3144	14.5518	0
	02	2008	19.9987	11.3144	0
	02	2007	19.9206	19.9987	0
	02	2006	16.6698	19.9206	820
	02	2005	15.6082	16.6698	748
	02	2004	10.0000	15.6082	0

	03	2009	11.1706	14.3375	0
	03	2008	19.7851	11.1706	0
	03	2007	19.7484	19.7851	0
	03	2006	16.5594	19.7484	0
	03	2005	15.5365	16.5594	0
	03	2004	10.0000	15.5365	0

Van Kampen LIT Comstock Portfolio II	01	2009	6.2293	7.8629	0
	01	2008	9.8718	6.2293	0
	01	2007	10.0000	9.8718	0

	02	2009	6.2061	7.8177	0
	02	2008	9.8552	6.2061	0
	02	2007	10.0000	9.8552	0

	03	2009	6.1829	7.7726	0
	03	2008	9.8386	6.1829	0
	03	2007	10.0000	9.8386	0

Universal Institutional Funds Inc. Equity & Income Portfolio Class II	01	2009	8.3378	10.0392	5,763
	01	2008	10.0000	8.3378	0

	02	2009	8.3240	10.0023	0
	02	2008	10.0000	8.3240	0

	03	2009	8.3102	9.9653	0
	03	2008	10.0000	8.3102	0

Universal Institutional Funds Inc. Mid Cap Growth Portfolio Class II	01	2009	6.2695	9.6984	1,570
	01	2008	10.0000	6.2695	0

	02	2009	6.2591	9.6627	0
	02	2008	10.0000	6.2591	0

	03	2009	6.2487	9.6269	0
	03	2008	10.0000	6.2487	0

Universal Institutional Funds Inc. US Mid Cap Value Portfolio Class II	01	2009	6.5354	8.9402	0
	01	2008	10.0000	6.5354	0

	02	2009	6.5246	8.9072	0
	02	2008	10.0000	6.5246	0

	03	2009	6.5138	8.8742	0
	03	2008	10.0000	6.5138	0

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated April 30, 2010 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Insurance and Annuity Company of New York. To receive a copy, return this request form to the address shown below or telephone (800) 447-7569.

To:	Sun Life Insurance and Annuity Company of New York
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
Sun Life Financial Masters Access NY
Sun Life (N.Y.) Variable Account C.

Name:

Address:

City:	State:	Zip Code:

Telephone:

PART B

APRIL 30, 2010

SUN LIFE FINANCIAL MASTERS® ACCESS NY

VARIABLE AND FIXED ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

TABLE OF CONTENTS

Sun Life Insurance and Annuity Company of New York
Advertising and Sales Literature
Tax Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contract
Custodian
Independent Registered Public Accounting Firm
Financial Statements

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of the Sun Life Financial Masters® Access NY (the "Contract") issued by Sun Life Insurance and Annuity Company of New York (the "Company") in connection with Sun Life (N.Y.) Variable Account C (the "Variable Account"). The information contained herein is not included in the Prospectus dated April 30, 2010.  This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Insurance and Annuity Company of New York, c/o Annuity Division, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (800) 447-7569.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

------------------------------------------------------------------------------------------------------------------------
THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK ("Sun Life (N.Y.)")

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life (N.Y.). Sun Life Financial ultimately controls Sun Life (N.Y.) through the following intervening company subsidiaries: Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Global Investments Inc.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

STANDARD & POOR'S insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

MOODY'S Investors Services, Inc.'s insurance claims-paying rating is a system of rating an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

STANDARD & POOR'S INDEX - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

DOW JONES INDUSTRIAL AVERAGE (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

MORNINGSTAR, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and "style box" matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

IBBOTSON ASSOCIATES, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

DOLLAR-COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

SYSTEMATIC WITHDRAWAL PROGRAM. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.

THE COMPANY'S AND THE FUNDS' CUSTOMERS. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

THE COMPANY'S  ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, Fitch and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria.

COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart:

The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

	10 YEARS	20 YEARS	30 YEARS

Non-Tax-Deferred Account	$16,856	$28,413	$ 47,893

Tax-Deferred Account	$21,589	$46,610	$100,627

Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$ 70,720

THIS ILLUSTRATION IS HYPOTHETICAL AND DOES NOT REPRESENT THE PROJECTED PERFORMANCE OF THE CONTRACT OR ANY OF ITS INVESTMENT OPTIONS. THE ILLUSTRATION DOES NOT REFLECT THE DEDUCTION OF ANY CHARGES OR FEES RELATED TO PORTFOLIO MANAGEMENT, MORTALITY AND EXPENSE, OR ACCOUNT ADMINISTRATION. TAXES ON EARNINGS WITHIN AN ANNUITY ARE DUE UPON WITHDRAWAL. WITHDRAWALS MAY ALSO BE SUBJECT TO SURRENDER CHARGES AND, IF MADE PRIOR TO AGE 59½, A 10% FEDERAL PENALTY TAX.

TAX-DEFERRED ACCUMULATION:

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract's accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account's investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, the 0.20% distribution fee, and the $30 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:

●	The assumed rate of earnings will be realistic.
●	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.
●	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.
●	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59½ at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION

Suppose the net asset value of a Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 ÷ $18.32 = 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of 0.00005815 (the daily equivalent of the current maximum charge of 2.10% on an annual basis) gives a net investment factor of 1.00321696.  If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6114208 (14.5645672 x 1.00321696).

EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION

Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been 12.3456789.  If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.3845294 (12.3456789 x 1.00322814 (the Net Investment Factor based on the daily equivalent of maximum annuity phase charge of 1.70% on an annual basis) x 0.99991902). 0.99991902 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts.

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION

Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are 14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3845294.  The first variable annuity payment would be $865.57 (8,765.4321 x 14.5645672 x 6.78 ÷ 1,000).  The number of annuity units credited would be 70.1112 ($865.57 ÷ 12.3456789) and the second variable annuity payment would be $868.29 (70.1112 x 12.3845294).

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. ("Clarendon").  Clarendon also acts as the general distributor of certain other annuity contracts issued by Sun Life (U.S.) and its subsidiary, Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.) "), and variable life insurance contracts issued by Sun Life (U.S.).

In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or Certificates or other contracts offered by the Company.  Promotional incentives may change at any time.

Commissions will not be paid to selling agents with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contract, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.”

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Sun Life Insurance and Annuity Company of New York included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated March 26, 2010, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph, referring to the Company changing its method of accounting and reporting for other-than temporary impairments in 2009 and changing its method of accounting and reporting for fair value measurement of certain assets and liabilities in 2008), and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  Their office is located at 200 Berkeley Street, Boston, Massachusetts.

The financial statements of Sun Life (N.Y.) Variable Account C that are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April 23, 2010, accompanying the financial statements expresses an unqualified opinion) and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Insurance and Annuity Company of New York are included herein. The financial statements of Sun Life Insurance and Annuity Company of New York are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Audit/Nominating Committee of the Board of Directors and Stockholder of
Sun Life Insurance and Annuity Company of New York
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Insurance and Annuity Company of New York and subsidiary (the "Company") as of December 31, 2009 and 2008, and the related consolidated statements of operations, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2009.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Insurance and Annuity Company of New York and subsidiary as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting and reporting for other-than-temporary impairments in 2009.  As discussed in Note 5 to the consolidated financial statements, the Company changed its method of accounting and reporting for the fair value measurement of certain assets and liabilities in 2008.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 26, 2010

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands)
For the Years Ended December 31,

	2009	2008	2007
Revenues

Premiums and annuity considerations	$119,872	$111,071	$90,882
Net investment income (loss) (1) (Note 7)	233,216	(112,508)	94,309
Net income (loss) on embedded derivatives (2) (Note 4)	22,698	(32,059)	(3,967)
Net realized investment (losses) gains, excluding impairment losses on available-for-sale securities (Note 6)	(2,815)	340	1,336
Other-than-temporary impairment losses (3) (Note 4)	(181)	(11,326)	(4,823)
Fee and other income	5,103	9,681	26,648

Total revenues	377,893	(34,801)	204,385

Benefits and Expenses

Interest credited	47,855	45,129	51,390
Policyowner benefits	78,231	80,789	69,309
Amortization of deferred policy acquisition costs, and value of business and customer renewals acquired (4)	107,532	(82,218)	19,921
Goodwill impairment	-	37,788	-
Other operating expenses	43,113	44,841	36,417

Total benefits and expenses	276,731	126,329	177,037

Income (loss) before income tax expense (benefit)	101,162	(161,130)	27,348

Income tax expense (benefit) (Note 11)	29,650	(40,128)	8,941

Net income (loss)	$71,512	$(121,002)	$18,407

(1)
Net investment income (loss) includes an increase (decrease) in market value of trading fixed maturity securities of $173.4 million and $(154.9) million for the years ended December 31, 2009 and 2008, respectively.

(2)
Net loss on embedded derivatives for the year ended December 31, 2008 includes $0.4 million of income related to the Company’s adoption of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures,” which is further discussed in Note 5.

(3)
The $0.2 million other-than-temporary impairment (“OTTI”) losses for the year ended December 31, 2009 represents solely credit losses.  The Company incurred no non-credit OTTI losses during the year ended December 31, 2009 and as such no non-credit OTTI losses were recognized in other comprehensive income for the year.

(4)
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired for the year ended December 31, 2008 includes $0.2 million of expenses related to the Company’s adoption of FASB ASC Topic 820, which is further discussed in Note 5.

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31, 2009	December 31, 2008
ASSETS

Investments:
Available-for-sale fixed maturity securities, at fair value (amortized cost of $168,833 and $178,800 in 2009 and 2008, respectively) (Note 4)	$164,158	$148,124
Trading fixed maturity securities, at fair value (amortized cost of $1,410,775 and $1,166,643 in 2009 and 2008, respectively) (Note 4)	1,406,327	988,809
Mortgage loans (Note 4)	161,498	171,889
Short-term investments (Note 1)	58,991	115,969
Policy loans	270	156
Other invested assets	542	4,529
Cash and cash equivalents	175,322	261,989

Total investments and cash	1,967,108	1,691,465

Accrued investment income	17,051	15,226
Deferred policy acquisition costs (Note 14)	183,966	233,401
Value of business and customer renewals acquired (Note 15)	5,766	10,742
Income and premium taxes receivable	17,829	27,182
Net deferred tax asset (Note 11)	5,830	22,627
Goodwill and other intangible asset	13,997	14,321
Receivable for investments sold	642	430
Reinsurance receivable	117,460	82,976
Other assets	44,745	13,813
Separate account assets	989,939	690,524

Total assets	$3,364,333	$2,802,707

LIABILITIES

Contractholder deposit funds and other policy liabilities	$1,605,038	$1,348,109
Future contract and policy benefits	99,255	93,975
Payable for investments purchased	577	150,160
Accrued expenses	10,313	5,857
Reinsurance payable	190,863	140,832
Other liabilities	48,608	44,597
Separate account liabilities	989,939	690,524

Total liabilities	2,944,593	2,474,054

Commitments and contingencies (Note 20)

STOCKHOLDER’S EQUITY

Common stock, $350 par value – 6,001 shares authorized;
6,001 shares issued and outstanding in 2009 and 2008	2,100	2,100
Additional paid-in capital	389,963	389,963
Accumulated other comprehensive loss (Note 19)	(3,039)	(20,008)
Retained earnings (accumulated deficit)	30,716	(43,402)
	,
Total stockholder’s equity	419,740	328,653

Total liabilities and stockholder’s equity	$3,364,333	$2,802,707

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)
For the Years Ended December 31,

	2009	2008	2007

Net income (loss)	$71,512	$(121,002)	$18,407
Other comprehensive income (loss)
Change in unrealized holding gains (losses) on available-for-sale
securities, net of tax and policyholder amounts (1)	19,443	(22,820)	(12,676)
Reclassification adjustments of net realized investment losses
(gains) into net income (loss) (2)	132	7,306	(680)
Other comprehensive income (loss)	19,575	(15,514)	(13,356)

Comprehensive income (loss)	$91,087	$(136,516)	$5,051

(1)	Net of tax expense (benefit) of $10.5 million, $(12.3) million and $(6.8) million for the years ended December 31, 2009, 2008 and 2007, respectively.
(2)	Net of tax (benefit) expense of $(0.1) million, $(3.9) million and $0.4 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in thousands)
For the Years Ended December 31,

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss) (1)	Retained Earnings (Accumulated Deficit)	Total Stockholder’s Equity

Balance at December 31, 2006	$2,100	$239,963	$1,432	$66,661	$310,156

Cumulative effect of accounting change related to the adoption of FASB ASC Topic 740, net of tax (2)	-	-	-	(38)	(38)
Net income	-	-	-	18,407	18,407
Other comprehensive loss	-	-	(13,356)	-	(13,356)

Balance at December 31, 2007	2,100	239,963	(11,924)	85,030	315,169

Cumulative effect of accounting change related to the adoption of FASB ASC Topic 825, net of tax (3)	-	-	7,430	(7,430)	-
Net loss	-	-	-	(121,002)	(121,002)
Capital contribution	-	150,000	-	-	150,000
Other comprehensive loss	-	-	(15,514)	-	(15,514)

Balance at December 31, 2008	2,100	389,963	(20,008)	(43,402)	328,653

Cumulative effect of accounting change related to the adoption of FASB ASC Topic 320, net of tax (4)	-	-	(2,606)	2,606	-
Net income	-	-	-	71,512	71,512
Other comprehensive income	-	-	19,575	-	19,575

Balance at December 31, 2009	$2,100	$389,963	$(3,039)	$30,716	$419,740

(1)	As of December 31, 2009, the total amount of after tax non-credit OTTI losses recorded in the Company’s accumulated other comprehensive loss was $2.6 million.
(2)	FASB ASC Topic 740, “Income Taxes.”
(3)	FASB ASC Topic 825, “Financial Instruments.”
(4)	FASB ASC Topic 320, “Investments-Debt and Equity Securities.”

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the Years Ended December 31,

	2009	2008	2007
Cash Flows From Operating Activities:
Net income (loss)	$71,512	$(121,002)	$18,407
Adjustments to reconcile net income (loss) to net cash
(used in) provided by operating activities:
Net amortization of premiums on investments	(605)	2,663	1,782
Amortization of deferred policy acquisition costs, and value of business and customer renewals acquired	107,532	(82,218)	19,921
Depreciation and amortization	337	311	164
Net (gain) loss on embedded derivatives	(22,698)	32,059	3,967
Net realized investment losses and OTTI credit losses on available-for-sale securities	2,996	10,986	3,487
Changes in fair value of trading investments	(173,389)	154,926	-
Net realized losses on trading investments	9,867	30,622	-
Interest credited to contractholder deposits	47,855	45,129	51,390
Goodwill impairment	-	37,788	-
Deferred federal income taxes	6,256	(15,318)	290
Changes in assets and liabilities:
Additions to deferred policy acquisitions costs, and value of business and customer renewals acquired	(45,645)	(27,648)	(56,650)
Accrued investment income	(1,825)	19	(120)
Net change in reinsurance receivable/payable	19,060	66,699	59
Future contract and policy benefits	5,280	898	39,436
Other, net	(153,878)	120,090	7,330

Net cash (used in) provided by operating activities	(127,345)	256,004	89,463

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	21,303	6,440	337,825
Trading fixed maturity securities	333,236	194,980	-
Mortgage loans	12,456	15,202	40,526
Other invested assets	1,587	64,482	24
Purchases of:
Available-for-sale fixed maturity securities	(4,515)	(14,027)	(205,932)
Trading fixed maturity securities	(587,134)	(258,714)	-
Mortgage loans	(4,875)	(16,650)	(49,460)
Other invested assets	-	-	(3,231)
Net change in other investments	(4,922)	(64,154)	3,231
Net change in policy loans	(114)	(38)	21
Net change in short-term investments	56,978	(115,969)	-

Net cash (used in) provided by investing activities	$(176,000)	$(188,448)	$123,004

Continued on next page

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)
(in thousands)
For the Years Ended December 31,

	2009	2008	2007

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$473,137	$330,909	$180,702
Withdrawals from contractholder deposit funds	(252,351)	(348,243)	(388,199)
Capital contribution from Sun Life U.S.	-	150,000	-
Other, net	(4,108)	(4,134)	6,700

Net cash provided by (used in) financing activities	216,678	128,532	(200,797)

Net change in cash and cash equivalents	(86,667)	196,088	11,670

Cash and cash equivalents, beginning of year	261,989	65,901	54,231

Cash and cash equivalents, end of year	$175,322	$261,989	$65,901

Supplemental Cash Flow Information
Income taxes paid	$14,360	$20,018	$67
Interest paid	$-	$-	$-

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

general

Sun Life Insurance and Annuity Company of New York (the “Company”) engages in the sale of individual and group fixed and variable annuities, individual and group life insurance, group disability, group dental and group stop loss insurance in the State of New York.  These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax-qualified and non-tax-qualified markets.

The Company is a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) (“Sun Life U.S.”).  Sun Life U.S. is a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. (“SLC - U.S. Ops Holdings”), which in turn is owned by Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934.  Accordingly, the Company is an indirect wholly-owned subsidiary of SLF.  SLF and its subsidiaries are collectively referred to herein as “Sun Life Financial.”

basis of presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for stock life insurance companies.

The Company's fixed and variable annuity contracts contain a fixed investment option, where interest is paid at a guaranteed rate for a specified period of time, and withdrawals made before the end of the specified period may be subject to a market value adjustment that can increase or decrease the amount of the withdrawal proceeds (the “fixed investment option period”).  These contracts had obligated the Company to file annual, quarterly, and current reports with the U.S. Securities and Exchange Commission (“SEC”) on Form 10-K, Form 10-Q, and Form 8-K.  Effective September 27, 2007, Sun Life U.S. provided a full and unconditional guarantee (the “guarantee”) of the Company's obligation related to its contracts’ fixed investment option period for policies currently in-force or sold on or after that date.  The guarantee relieved the Company of its obligation to file annual, quarterly, and current reports with the SEC.

The consolidated financial statements include the accounts of the Company and its subsidiary.  In 2006, the Company organized a subsidiary, SLNY Private Placement Investment Company I, LLC, to serve as an unregistered variable investment trust in support of the Company's private placement variable universal life and variable annuity business activities.  This trust remains inactive as of December 31, 2009.

Since the Company’s subsidiary remains inactive, no transactions and balances between the Company and its subsidiary were required to be eliminated in the preparation of these consolidated financial statements.

use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  The most significant estimates are those used in determining the fair value of financial instruments, goodwill, deferred policy acquisition costs (“DAC”), value of business acquired (“VOBA”), value of customer renewals acquired (“VOCRA”), liabilities for future contract and policyholder benefits, other-than-temporary impairments of investments, allowance for loan losses, and valuation allowance on deferred tax assets.  Actual results could differ from those estimates.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2009, 2008 and 2007
(in thousands)

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

financial instruments

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, fixed maturity securities, mortgage loans and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

cash, cash equivalents and short-term investments

Cash, cash equivalents and short-term investments are highly liquid investments.  Cash equivalents have an original term to maturity of less than three months, while short-term investments have an original term of maturity exceeding three months but less than one year on the date of acquisition.  Cash equivalents and short-term investments are carried at amortized cost, which approximates fair value.

Immaterial Restatement

Subsequent to the issuance of the Company’s 2008 financial statements, the Company’s management determined certain investments with maturities at the date of purchase of greater than three months but less than one year were improperly classified as cash and cash equivalents.  As a result, the consolidated balance sheet as of December 31, 2008 has been restated to reclassify $115,969 from cash and cash equivalents to short term investments.  In addition, the consolidated statement of cash flows for the year ended December 31, 2008 has been restated as follows:

	As Previously Reported	Adjustment	As Restated
Net change in short-term investments	$-	$(115,969)	$(115,969)
Net cash (used in ) provided by investing activities	$(72,479)	$(115,969)	$(188,448)

Net change in cash and cash equivalents	$312,057	$(115,969)	$196,088
Cash and cash equivalents, end of year	$377,958	$(115,969)	$261,989

The effects of these corrections have also been reflected in the accompanying Notes where applicable.  The Company determined that these errors were not material to its previously issued consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

investments

Fixed Maturity Securities

The Company accounts for its investments in accordance with FASB ASC Topic 320.  At the time of purchase, fixed maturity securities are classified as either trading or available-for-sale.  Securities, for which the Company has elected to measure at fair value under FASB ASC Topic 825, are classified as trading securities.  Although classified as trading securities, the Company’s intent is to not sell these securities in the near term.  Trading securities are carried at aggregate fair value with changes in market value reported as a component of net investment income.  Securities that do not meet the trading criterion are classified as available-for-sale.  Included with available-for-sale fixed maturity securities are forward purchase commitments on mortgage backed securities, better known as To Be Announced (“TBA”) securities.  The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in payable for investments purchased until the settlement date of the transaction.  Available-for-sale securities that are not considered other-than-temporarily impaired are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

The Company determines the fair value of its publicly traded fixed maturity securities using three primary pricing methods: third-party pricing services, independent non-binding broker quotes, and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), and asset-backed securities (“ABS”), are priced using a fair value model or independent broker quotations.  CMBS securities are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  CMOs and ABS are priced using models or independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, CMBS, RMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately placed fixed maturity securities, fair values are estimated using models, which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately placed fixed maturity securities are also priced using market prices or broker quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The Company’s ability to liquidate positions in privately placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

investments (continued)

Fixed Maturity Securities (continued)

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including estimates and assumptions, a market participant would utilize.  The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value.  The process is both quantitative and qualitative and includes back testing of recent trades, review of key assumptions such as spreads, duration, credit rating, and on-going review of third-party pricing services methodologies.  The Company performs further testing on those securities whose prices do not fall within a pre-established tolerance range.  This testing includes looking at specific market events that may affect pricing or obtaining additional information or new prices from the third-party pricing service.  Additionally, the Company makes a selection of securities from its portfolio and compares the price received from its third-party pricing services to an independent source, creates option adjusted spreads or obtains additional broker quotes to corroborate the current market price.  Historically, the Company has found no material variances between the prices received from third-party pricing sources and the results of its testing.

With the adoption of the provisions of FASB ASC Topic 320, the Company recognizes an OTTI loss and records a charge to earnings for the full amount of the impairment (the difference between the current carrying amount and fair value of the security), if the Company intends to sell, or if it is more likely than not that it will be required to sell, the impaired security prior to recovery of its cost basis.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories: credit loss and non-credit loss.  The credit loss portion is charged to net realized investment gains and losses in the consolidated statements of operations, while the non-credit loss is charged to other comprehensive income (loss).  When an unrealized loss on a fixed maturity security is considered temporary, the Company continues to record the unrealized loss in other comprehensive income (loss) and not in earnings.

Prior to the adoption of the provisions of FASB ASC Topic 320 on April 1, 2009, the Company's accounting policy for impairment on available-for-sale securities required recognition of an OTTI loss through earnings when the Company anticipated that it would be unable to recover all amounts due under the contractual obligations of the security.  Additionally, in the event that securities were expected to be sold before the fair value of the security recovered to amortized cost, an OTTI loss would also be recorded through earnings.

Structured securities, typically those rated single A or below, are subject to FASB ASC Topic 325, “Investments–Other.”  These provisions require the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that fair value is less than carrying amount and there has been an adverse change in the expected cash flows (as measured by comparing the original expected cash flows to the current expectation of cash flows, both discounted at the current effective rate), then an impairment charge is recorded to income.

Refer to Note 4 of the Company’s consolidated financial statements for further detail about the Company’s recognition and disclosure of OTTI loss.

The Company discontinues the accrual of income on its holdings for issuers that are in default.  Investment income would have increased by $0.6 million and $0.2 million for the year ended December 31, 2009 and 2008, respectively, if these holdings were performing.  For the year ended December 31, 2007, accrued income was not materially impacted by the termination of accrual accounting on holdings for issuers in default.  At December 31, 2009 and 2008, the fair market value of holdings for issuers in default was $5.9 million and $1.3 million, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

investments (continued)

Mortgage loans

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized cost, net of provisions for estimated losses.  Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% the property’s value at the time that the original loan is made.  The Company regularly assesses the value of the collateral.

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan and impairment is measured based on the fair value of the collateral less costs to sell.  A specific allowance for loan loss is established for an impaired loan if the fair value of the loan collateral less cost to sell is less than the recorded amount of the loan.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  While management believes that it uses the best information available to establish the loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Policy loans

Policy loans are carried at the amount of the outstanding principal balance.  Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Realized gains and losses

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method.  Certain other-than-temporary losses on available-for-sale securities and changes in the provision for estimated losses on mortgage loans are included in net realized investment gains and losses.

Investment income

Interest income is recorded on the accrual basis.  Investments are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful.  When an investment is placed in non-accrual status, all interest accrued is reversed against current period interest income.  Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

The Company manages assets related to certain funds withheld reinsurance agreements.  These assets are primarily comprised of fixed maturity securities and mortgages and are accounted for consistent with the policies described above.  Investment income on assets within funds withheld reinsurance portfolios is included as a component of net investment income (loss) in the Company’s consolidated statements of operations.  See Note 7.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

deferred policy acquisition costs

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business.  Acquisition costs related to investment-type contracts, primarily deferred annuity and universal life policies, are deferred and amortized with interest based on the proportion of actual gross profits to the present value of all estimated gross profits to be realized over the estimated lives of the contracts.  Estimated gross profits are composed of net investment income, net realized and unrealized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses.

Estimating future gross profit is a complex process requiring considerable judgment and the forecasting of events into the future based on historical information and actuarial assumptions.  These assumptions are subject to an annual review process.  Changes in any of the assumptions that serve to increase or decrease the estimated future gross profits will cause the amortization of DAC to decrease or increase, respectively, in the current period.  Assumptions affecting the computation of estimated future gross profits include, but are not limited to, recent investment and policyholder experience and expectations of future performance and policyholder behavior, changes in interest rates, capital market growth rates, and account maintenance expense.

DAC amortization is reviewed regularly and adjusted retrospectively when the Company calculates the actual profits or losses and revises its estimate of future gross profits to be realized from investment-type contracts, including realized and unrealized gains and losses from investments.  The Company also tests its DAC asset for loss recognition on a quarterly basis.  The test is performed by comparing the GAAP liability, net of DAC, to the present value of future expected gross profits; an adjustment is required if the current GAAP liability, net of DAC, is higher than the present value of future expected gross profits.  During the year ended December 31, 2009, the Company wrote down DAC by $14.4 million as a result of loss recognition related to certain annuity products.  See Note 14 for the DAC asset roll-forward.

The DAC asset under GAAP cannot exceed accumulated deferrals, plus interest.  At December 31, 2008, the Company reached the cap for its DAC asset related to certain fixed annuity products and reported the DAC asset for these products at historical accumulated deferrals with interest.

Although recovery of DAC is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of DAC considered recoverable, however, could be reduced in the near term if the future estimates of gross profits are reduced.

Prior to the Company’s adoption of  FASB ASC Topic 825 on January 1, 2008, DAC was adjusted for amounts relating to the change in unrealized investment gains and losses on available-for-sale fixed maturity securities that supported policyholder liabilities.  This adjustment, net of tax, was included with the change in net unrealized investment gains or losses that were recorded in accumulated other comprehensive loss.  Due to the adoption of FASB ASC Topic 825, the net change in the market value of the securities supporting policyholder liabilities is recorded in the statement of operations, versus accumulated other comprehensive income in prior years.  Accordingly, the effect of such market value changes on DAC is recorded in the Company’s consolidated statements of operations effective January 1, 2008.

value of business and customer renewals acquired

VOBA represents the actuarially determined present value of projected future gross profits from the in-force policies that were transferred to the Company, based on a series of agreements between the Company and Sun Life and Health Insurance Company (U.S.) (“SLHIC”), an affiliate, effective May 31, 2007 (the “SLHIC asset transfer”).  VOBA is amortized in proportion to the projected premium income over the period to the first renewal of the transferred business.  As of December 31, 2009, the Company’s VOBA asset was fully amortized.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

value of business and customer renewals acquired (continued)

VOCRA represents a portion of the assets that were transferred to the Company under the SLHIC asset transfer.  VOCRA is the actuarially determined present value of projected future profits arising from the existing in-force business at May 31, 2007 to the next policy renewal date.  This amount is amortized in proportion to the projected premium income over the period from the first renewal date to the end of the projected life of the policies.  The Company tests its VOCRA asset for impairment on an annual basis.  During the year ended December 31, 2009, the Company determined that its VOCRA asset was impaired and recorded an impairment charge of $2.6 million, included in VOCRA amortization.  See Note 15 for the combined VOBA and VOCRA roll-forward.

goodwill and other intangible asset

In accordance with FASB ASC Topic 350, “Intangibles – Goodwill and Other,” the Company’s goodwill and other intangible asset are tested for impairment on an annual basis.  The Company’s goodwill represents the intangible asset related to the transfer of goodwill to the Company, as part of the SLHIC asset transfer, and is allocated to the Group Protection Segment.  The Company completed the required impairment tests of goodwill during the second quarter of 2009 and concluded that this asset was not impaired.

After it had completed the impairment testing of goodwill during 2008, the Company concluded that the goodwill related to the 2001 purchase of Keyport Benefit Life Insurance Company (“KBL”) was impaired.  As a result, the Company recorded an impairment charge of $37.8 million in the fourth quarter of 2008, which represented the entire balance of goodwill obtained in connection with the purchase of KBL.  The impairment charge is allocated to the Wealth Management Segment.

An intangible asset, included in the goodwill and other intangible asset, is the value of distribution acquired from the asset transfer agreement with SLHIC.  The value of distribution acquired was calculated as the present value of projected future profits arising from sales of new business by brokers with whom SLHIC had an existing distribution contract.  This intangible asset is being amortized on a straight-line basis over 25 years, representing the period for which the Company expects to earn premiums from new sales stemming from the added distribution capacity.

The value of distribution acquired has a gross carrying amount of $7.5 million and a net amortized balance of $6.7 million and $7.0 million, at December 31, 2009 and 2008, respectively.  This intangible asset is allocated to the Group Protection Segment.  The Company completed the required impairment tests of its intangible asset during 2009 and concluded that this asset was not impaired.

other assets

Property, equipment, and leasehold improvements that are included in other assets in the Company’s consolidated balance sheet are stated at cost, less accumulated depreciation and amortization.  Depreciation is calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.

Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the lease or the estimated useful life of the improvements.

Depreciation and amortization expenses related to other assets were less than $0.1 million for years ended December 31, 2009, 2008 and 2007, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

policy liabilities and accruals

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events, as well as liabilities for unpaid claims due as of the statement date.  Such liabilities are established in amounts adequate to meet the estimated future obligations of in-force policies.

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits (“GMDB”).  Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions.  The Company periodically reviews its policies for loss recognition based upon management’s best estimates.  The Company did not record any adjustment to reserves related to loss recognition for the years ended December 31, 2009 and 2008.

Reserves for guaranteed minimum death benefits and guaranteed minimum income benefits are calculated according to the methodology prescribed by the American Institute of Certified Public Accountants, which is included in FASB ASC Topic 944, “Financial Services – Insurance,” whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

Policy reserves for universal life contracts are held for benefit coverages that are not fully provided for in the policy account value.  These include rider coverages, conversions from group policies, and benefits provided under market conduct settlements.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate.  In particular, for the Company’s group reported claim reserves, and the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination period.  These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amount reported is based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such refinements are made.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities.  The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders.  The liabilities are not reduced by surrender charges.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

revenue and expenses

Premiums for traditional individual life products are considered earned revenue when due.  Premiums related to group life, group stop loss, group dental and group disability insurance are recognized as earned revenue pro-rata over the contract period.  The unexpired portion of these premiums is recorded as unearned premiums.  Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges.  Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy.  For universal life-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

Fees for investment advisory services are recognized as revenues when the services are provided.

income taxes

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with FASB ASC Topic 740, “Income Taxes.”

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date. Valuation allowances on deferred tax assets are estimated based on the Company’s assessment of the realizability of such amounts.  Refer to Note 11.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

separate accounts

The Company has established separate accounts applicable to various classes of contracts providing variable benefits.  Contracts for which funds are invested in separate accounts include individual and group qualified and non-qualified variable annuity contracts.  Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.  The activity of the separate accounts is not reflected in the consolidated financial statements except for the following:

➢	The fees the Company receives, which are assessed periodically and recognized as revenue when assessed; and,

➢
The activity related to the GMDB, guaranteed minimum accumulation benefit (“GMAB”) and guaranteed minimum withdrawal benefit (“GMWB”) which is reflected in the Company’s consolidated financial statements.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

In August 2009, the FASB issued Accounting Standards Update (“ASU”) No. 2009-05, “Fair Value Measurements and Disclosures (Topic 820) – Measuring Liabilities at Fair Value.”  This update amends FASB ASC Topic 820 and provides clarification regarding the valuation techniques required to be used to measure the fair value of liabilities where quoted prices in active markets for identical liabilities are not available.  In addition, this update clarifies that when estimating the fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of the liability.  The guidance provided in ASU No. 2009-05 is effective for the first reporting period, including interim periods, beginning after issuance.  The Company adopted this guidance on October 1, 2009, concurrent with Sun Life U.S.  The adoption of this guidance did not have a material impact on the Company’s consolidated financial statements.

In June 2009, the FASB issued FASB ASC Topic 105, “Generally Accepted Accounting Principles.”  This guidance establishes the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP.  FASB ASC Topic 105 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  The Company adopted FASB ASC Topic 105 on December 31, 2009.

The Company adopted the provisions of FASB ASC Topic 855, “Subsequent Events,” which were issued in May 2009.  This topic requires evaluation of subsequent events through the date that the financial statements are issued or are available to be issued.  FASB ASC Topic 855 sets forth the period under which the reporting entity should evaluate the subsequent events to be recognized or disclosed, the circumstances under which the reporting entity should recognize the events or transactions that occur after the balance sheet date, and the disclosures that the reporting entity should make about the subsequent events.

In February 2010, the FASB issued ASU No. 2010-09 “Subsequent Events (Topic 855)-Amendments to Certain Recognition and Disclosure Requirements” which removes the requirement for the SEC filers to disclose the date through which subsequent events have been evaluated.  The ASU No. 2010-09 is effective upon issuance.  Events that have occurred subsequent to December 31, 2009 have been evaluated by the Company’s management in accordance with ASU No. 2010-09.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

New and Adopted Accounting Pronouncements (continued)

The Company has adopted the provisions of FASB ASC Topic 820, which provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased in relation to normal market activity for the asset or liability, as well as guidance on identifying circumstances that indicate a transaction is not orderly.  FASB ASC Topic 820 also requires annual and interim disclosure of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any during the period, and definitions of each major category for equity and debt securities, as described in FASB ASC Topic 320.  The Company adopted the above-noted aspects of FASB ASC Topic 820 on April 1, 2009; such adoption did not have a material impact on the Company’s consolidated financial statements.

The Company has adopted the provisions of FASB ASC Topic 320.  This guidance amends the guidance for OTTI of debt securities and changes the presentation of OTTI in the financial statements.   If the Company intends to sell, or if it is more likely than not that it will be required to sell, an impaired security prior to recovery of its cost basis, the security is to be considered other-than-temporarily impaired and the full amount of impairment must be charged to earnings.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories, the portion of loss which is considered credit loss (“credit loss”) and the portion of loss which is due to other factors (“non-credit loss”).  The credit loss portion is charged to earnings, while the non-credit loss is charged to other comprehensive income (loss).  When an unrealized loss on a fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income (loss) and not in earnings.  This guidance also expands and increases the frequency of existing disclosures about OTTI of debt and equity securities.  The Company adopted the above-noted aspects of FASB ASC Topic 320 on April 1, 2009.  Upon adoption, a cumulative effect adjustment, net of taxes, of $2.6 million was recorded to decrease accumulated other comprehensive income (loss) with a corresponding increase to retained earnings for the non-credit component of previously impaired securities that the Company neither intends to sell, nor is it more likely than not that the Company will be required to sell, before recovery of amortized cost.  The enhanced disclosures required by FASB ASC Topic 320 are included in Note 4.

The Company adopted the provisions of FASB ASC Topic 825.  The guidance requires disclosures about the fair value of financial instruments for interim reporting periods of publicly traded companies, as well as in annual financial statements, effective for interim reporting periods ending after June 15, 2009.  The adoption of the above-noted aspects of FASB ASC Topic 825 in the quarter ended June 30, 2009 did not have an impact on the Company’s consolidated financial position or results of operations.  The required disclosures are included in Note 8.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

New and Adopted Accounting Pronouncements (continued)

The Company adopted the provisions of FASB ASC Topic 944, which were issued in May 2008.  The scope of this interpretation is limited to financial guarantee insurance (and reinsurance) contracts issued by insurance enterprises.  This guidance is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years, except for certain disclosures about the insurance enterprise’s risk management activities.  Except for certain disclosures, earlier application is not permitted.  The Company does not have any contracts with guarantees within the scope of this guidance.  The adoption of this portion of FASB ASC Topic 944 on January 1, 2009, did not have an impact on the Company’s consolidated financial statements.

The Company adopted the provisions of FASB ASC Topic 815, “Derivatives and Hedging,” which were issued in March 2008.  This guidance amends and expands disclosures about an entity’s derivative and hedging activities with the intent to provide users of financial statements with an enhanced understanding of (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.  These aspects of FASB ASC Topic 815 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early adoption encouraged.  The Company adopted this guidance on January 1, 2009.  The new disclosures are included in Note 4.

The Company adopted the provisions of FASB ASC Topic 810, which were issued in December 2007.  Noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent.  This guidance establishes accounting and reporting standards that require for-profit entities that prepare consolidated financial statements to (a) present noncontrolling interests as a component of equity, separate from the parent’s equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the statement of operations, (c) consistently account for changes in a parent’s ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, and (e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners.  This portion of FASB ASC Topic 810 applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary.  This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008, with earlier adoption prohibited.  The Company does not have any noncontrolling interests within the scope of this guidance.  Accordingly, the adoption of these aspects of FASB ASC Topic 810 on January 1, 2009 did not have an impact on the Company’s consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

New and Adopted Accounting Pronouncements (continued)

The Company adopted the provisions of FASB ASC Topic 805, “Business Combinations,” which were issued in December 2007.  This guidance establishes the principles and requirements for how the acquirer in a business combination (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is useful to users of financial statements in evaluating the nature and financial effects of the business combination.  Some of the significant requirements in the accounting guidance on business combinations made by FASB ASC Topic 805 include the following:

•	Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquired entity shall be measured at their acquisition-date fair values;

•	Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred;

•
Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquired entity, over the fair values of the acquired identifiable net assets;

•
Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability; and

•	Contingent consideration shall be recognized at the acquisition date.

FASB ASC Topic 805 is effective for, and shall be applied prospectively to, business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited.  Assets and liabilities that arose from business combinations with acquisition dates prior to the effective date of this guidance shall not be adjusted upon adoption of these elements of FASB ASC Topic 805, with certain exceptions for acquired deferred tax assets and acquired income tax positions.  The Company adopted the above-noted aspects of FASB ASC Topic 805 on January 1, 2009 and will apply this guidance to future business combinations.

Accounting Standards Not Yet Adopted

In January 2010, the FASB issued ASU 2010-06 “Fair Value Measurement and Disclosure (Topic 820)-Improving Disclosure about Fair Value Measurements,” which provides amendments to FASB ASC Topic 820 that will provide more robust disclosures about the following:

• The different classes of assets and liabilities measured at fair value;

• The valuation techniques and inputs used;

• The transfers between Levels 1, 2, and 3; and,

• The activity in Level 3 fair value measurements.

Certain new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 31, 2009.  Disclosures about purchases, sales, issuances and settlements in the roll-forward of activities in Level 3 are effective for fiscal years beginning after December 15, 2010.  The Company will include the new disclosures prospectively, as required.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Accounting Standards Not Yet Adopted (continued)

In June 2009, the FASB issued SFAS No. 166, “Accounting for Transfers of Financial Assets.”  This statement amends FASB ASC Topic 860, “Transfers and Servicing,” portions of which were previously issued as SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.”  SFAS No. 166 amends and expands disclosures about the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement in transferred financial assets.  SFAS No. 166 amends the derecognition accounting and disclosure guidance relating to SFAS No. 140 and eliminates the exemption from consolidation for qualifying special purpose entities (“QSPEs”); it also requires a transferor to evaluate all existing QSPEs to determine whether it must be consolidated in accordance with SFAS No. 167, “Amendments to FASB Interpretation No. 46(R).”  SFAS No. 166 is effective for financial asset transfers occurring in fiscal years and interim periods beginning after November 15, 2009, and will become part of the FASB ASC at that time.  The Company adopted SFAS No. 166 on January 1, 2010; the Company does not expect that adoption will have a significant impact on the Company’s consolidated financial statements.

In June 2009, the FASB issued SFAS No. 167, which amends the consolidation guidance of FIN 46(R) and will become part of FASB ASC Topic 810.  The amendments to the consolidation guidance affect all entities currently within the scope of FIN 46(R), as well as QSPEs, as the concept of these entities was eliminated in SFAS No. 166.  SFAS No. 167 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009, and will become part of the FASB ASC at that time.  The Company adopted SFAS No. 167 on January 1, 2010; the Company does not expect that adoption will have a significant impact on the Company’s consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

As disclosed in Note 1, effective May 31, 2007, the Company entered into a series of agreements with SLHIC, an affiliated company, by which the New York-issued business of SLHIC was transferred to the Company.  These agreements include a 100% coinsurance agreement for all existing and future new business issued in New York, a renewal rights agreement under which the Company has exclusive rights to renew in-force business assumed under the reinsurance agreement and an administrative service agreement under which the Company has agreed to assume direct responsibility for all sales and administration of existing and new business issued in New York.  These agreements, in accordance FASB ASC Topic 810, were treated as a transfer of net assets between entities under common control.  The Company paid $40 million of total consideration to SLHIC.  SLHIC transferred assets at a carrying value of approximately $72 million, including $39 million of goodwill and other intangibles, as well as policyholder and other liabilities of approximately $32 million to the Company.  These agreements have allowed the Company to expand its product offerings to include group dental insurance.

As part of the SLHIC asset transfer, the Company received certain intangible assets, subject to amortization, totaling $31.3 million.  These included the value of distribution acquired, VOBA and VOCRA.  The value of distribution acquired of $7.5 million is being amortized on a straight-line basis over its projected economic life of 25 years.  The amortization expense for the value of distribution acquired was $0.3 million, $0.3 million and $0.1 million for the years ended December 31, 2009, 2008 and 2007, respectively.

VOBA of $7.6 million was subject to amortization based upon expected premium income over the period from acquisition to the first customer renewal, generally not more than two years.  VOBA was fully amortized as of December 31, 2009.  VOCRA of $16.2 million is subject to amortization based upon expected premium income over the projected life of the in-force business acquired, estimated as 20 years.  The Company recorded amortization for VOBA and VOCRA for the years ended December 31 as follows:

	2009	2008	2007

VOBA	$913	$782	$5,928
VOCRA	4,063	4,627	1,854

At December 31, 2009, the Company determined that the VOCRA asset was impaired and recorded an impairment charge of $2.6 million, included in VOCRA amortization expense.  The impairment charge was allocated to the Group Protection Segment.

 SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

The Company has significant transactions with affiliates.  Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis and these transactions were with unrelated parties.  Below is a summary of transactions with affiliates not included in these consolidated financial statements.

Reinsurance Related Agreements

Effective December 31, 2007, the Company entered into a funds withheld reinsurance agreement with Sun Life Assurance Company of Canada (“SLOC”), an affiliate, under which SLOC will fund a portion of the statutory reserves required by New York Regulation 147, which is substantially similar to Actuarial Guideline 38 (“AXXX reserves”), as adopted by the National Association of Insurance Commissioners (the “NAIC”), attributable to certain individual universal life (“UL”) policies sold by the Company.  Under the agreement, the Company ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis, certain in-force policies at December 31, 2007.  Future new business also will be reinsured under this agreement.

As described in Note 2, the Company has a reinsurance agreement with SLHIC.

The impact of these reinsurance agreements on the Company’s consolidated financial statements and business segments is described in Note 9.  Reinsurance premiums with related parties are based on market rates.

Capital Transactions

On December 31, 2008, the Company received a capital contribution of $150.0 million from its parent, Sun Life U.S.  The $150.0 million cash contribution was recorded as additional paid-in capital and was made to ensure the Company continues to exceed certain capital requirements, as prescribed by the NAIC.  The NAIC has established regulations that provide minimum capitalization requirements based on risk-based capital formulas for life companies, which establishes capital requirements relating to insurance, business, asset and interest rate risks, including equity, interest rate and expense recovery risks associated with variable annuities that contain death benefits or certain living benefits.  The Company did not receive a capital contribution during the year ended December 31, 2009.

Administrative Service Agreements

The Company has agreements with Sun Life U.S. and certain affiliates, under which the Company receives, as requested, certain investment and administrative services on a cost-reimbursement basis.  Expenses under these agreements amounted to approximately $31.8 million, $35.5 million and $26.5 million for the years ended December 31, 2009, 2008 and 2007, respectively.

During the years ended December 31, 2009, 2008 and 2007, the Company paid $4.2 million, $2.1 million and $2.0 million, respectively, in distribution fees to Sun Life Financial Distributors, Inc.

Effective November 7, 2007, Independent Financial Marketing Group, Inc. (“IFMG”) was sold by Sun Life Financial and is no longer an affiliate of the Company.  For that period of time in 2007 during which it was still affiliated, the Company paid $1.0 million in commission fees to IFMG.

During the years ended December 31, 2009, 2008 and 2007, the Company paid $1.7 million, $1.6 million and 1.3 million, respectively, in investment advisory fees to Sun Capital Advisers LLC, a registered investment adviser.

As described in Note 10, the Company participates in a pension plan and other retirement plans sponsored by an affiliated company, Sun Life Financial (U.S.) Services Company, Inc.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS

fixed maturity securities

The amortized cost and fair value of fixed maturity securities at December 31, 2009, were as follows:

			Gross
		Gross	Unrealized
	Amortized	Unrealized	Temporary	OTTI	Fair
Available-for-sale fixed maturity securities	Cost	Gains	Losses	Losses(1)	Value
Non-corporate securities:
Residential mortgage-backed securities	$1,201	$50	$-	$-	$1,251
Commercial mortgage-backed securities	5,504	86	-	-	5,590
U.S. treasury and agency securities	3,115	84	-	-	3,199
Total non-corporate securities	9,820	220	-	-	10,040

Corporate securities	159,013	4,459	(5,344)	(4,010)	154,118

Total available-for-sale fixed maturity securities	$168,833	$4,679	$(5,344)	$(4,010)	$164,158

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Trading fixed maturity securities	Cost	Gains	Losses	Value
Non-corporate securities:
Asset-backed securities	$12,692	$128	$(175)	$12,645
Residential mortgage-backed securities	74,356	1,584	(2,218)	73,722
Commercial mortgage-backed securities	7,005	81	(676)	6,410
Foreign government and agency securities	4,018	355	-	4,373
U.S. treasury and agency securities	226,866	383	(2,350)	224,899
Total non-corporate securities	324,937	2,531	(5,419)	322,049

Corporate securities	1,085,838	34,385	(35,945)	1,084,278

Total trading fixed maturity securities	$1,410,775	$36,916	$(41,364)	$1,406,327

(1)	Represents the pre-tax non-credit OTTI loss recorded as a component of accumulated other comprehensive income (loss) (“AOCI”) for assets still held at the reporting date.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (continued)

fixed maturity securities (continued)

The amortized cost and fair value of fixed maturity securities at December 31, 2008, were as follows:

			Gross
		Gross	Unrealized
	Amortized	Unrealized	Temporary	Fair
Available-for-sale fixed maturity securities	Cost	Gains	Losses	Value
Non-corporate securities:
Collateralized mortgage obligations	$6,575	$26	$(602)	$5,999
Mortgage-backed securities	217	4	-	221
U.S. treasury and agency securities	2,989	1,423	-	4,412
Total non-corporate securities	9,781	1,453	(602)	10,632

Corporate securities	169,019	1,402	(32,929)	137,492

Total available-for-sale fixed maturity securities	$178,800	$2,855	$(33,531)	$148,124

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Trading fixed maturity securities	Cost	Gains	Losses	Value
Non-corporate securities:
Asset-backed securities	$11,839	$200	$(1,757)	$10,282
Collateralized mortgage obligations	28,512	54	(3,936)	24,630
Mortgage-backed securities	24,233	350	(126)	24,457
Foreign government and agency securities	5,060	329	(88)	5,301
U.S. treasury and agency securities	9,000	584	-	9,584
Total non-corporate securities	78,644	1,517	(5,907)	74,254

Corporate securities	1,087,999	1,448	(174,892)	914,555

Total trading fixed maturity securities	$1,166,643	$2,965	$(180,799)	$988,809

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (continued)

fixed maturity securities (continued)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below.  Actual maturities may differ from contractual maturities on structured securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2009
	Amortized Cost	Fair Value
Maturities of available-for-sale fixed maturity securities:
Due in one year or less	$-	$-
Due after one year through five years	3,133	3,151
Due after five years through ten years	15,648	15,916
Due after ten years	143,347	138,250
Subtotal – Available-for-sale fixed maturity securities	162,128	157,317
ABS, CMO, RMBS and CMBS securities (1)	6,705	6,841
Total – Available-for-sale fixed maturity securities	$168,833	$164,158

Maturities of trading fixed maturity securities:
Due in one year or less	$76,530	$77,095
Due after one year through five years	824,514	838,103
Due after five years through ten years	281,079	282,066
Due after ten years	134,599	116,286
Subtotal – Trading fixed maturity securities	1,316,722	1,313,550
ABS, CMO, RMBS and CMBS securities (1)	94,053	92,777
Total – Trading fixed maturity securities	$1,410,775	$1,406,327

(1) ABS, CMO, RMBS and CMBS are shown separately in the table as these securities are not due at a single maturity.

Gross gains of $3.9 million, $0.9 million and $2.0 million, and gross losses of $7.1 million, $20.3 million and $1.0 million were realized on the sale of fixed maturity securities for the years ended December 31, 2009, 2008 and 2007, respectively.

Fixed maturity securities with an amortized cost of approximately $0.4 million at both December 31, 2009 and 2008 were on deposit with governmental authorities as required by law.

As of December 31, 2009 and 2008, 95.9% and 94.0%, respectively, of the Company’s fixed maturity securities were investment grade.  Investment grade securities are those that are rated “BBB” or better by nationally recognized statistical rating organizations.  During the years ended December 31, 2009, 2008 and 2007, the Company incurred realized losses totaling $0.2 million, $11.3 million and $4.8 million, respectively, for other-than-temporary impairments of value on its available-for-sale fixed maturity securities.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (continued)

fixed maturity securities (continued)

Unrealized Losses

The following table shows the fair value and gross unrealized losses, which includes temporary unrealized losses and the portion of non-credit OTTI losses recognized in AOCI, of the Company’s available-for-sale fixed maturity investments, aggregated by investment category, number of securities (not in thousands), and length of time that the individual securities had been in an unrealized loss position at December 31, 2009.

	Less than Twelve Months			Twelve Months or More			Total
	No. (1)	Fair Value	Gross Unrealized Losses	No. (1)	Fair Value	Gross Unrealized Losses	No. (1)	Fair Value	Gross Unrealized Losses

Corporate securities	14	$ 21,466	$ (1,398)	31	$ 53,205	$ (7,956)	45	$ 74,671	$ (9,354)
Total	14	$ 21,466	$ (1,398)	31	$ 53,205	$ (7,956)	45	$ 74,671	$ (9,354)

The following table shows the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturity investments, which were deemed to be temporarily impaired, aggregated by investment category, number of securities (not in thousands), and length of time that the individual securities had been in an unrealized loss position at December 31, 2008:

	Less than Twelve Months			Twelve Months or More			Total
	No. (1)	Fair Value	Gross Unrealized Losses	No. (1)	Fair Value	Gross Unrealized Losses	No. (1)	Fair Value	Gross Unrealized Losses

Collateralized mortgage obligations	1	$ 451	$ (50)	2	$ 4,476	$ (552)	3	$ 4,927	$ (602)
Corporate securities	39	51,813	(8,720)	46	63,097	(24,209)	85	114,910	$ (32,929)
Total	40	$ 52,264	$ (8,770)	48	$ 67,573	$ (24,761)	88	$ 119,837	$ (33,531)

(1)	These columns present the number of securities in an unrealized loss position at December 31, 2009 and 2008, and are not in thousands.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (continued)

other-than-temporary impairment

As described in Note 1, the Company presents and discloses OTTI on available-for-sale securities in accordance with FASB ASC Topic 320, beginning on April 1, 2009.  Available-for-sale securities whose fair value is less than their carrying amount are considered to be impaired and are evaluated for potential other-than-temporary impairment.  If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired and the Company records a charge to earnings for the full amount of impairment based on the difference between the current carrying amount and fair value of the security.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories, credit loss and non-credit loss.  The credit loss portion is charged to net realized investment gains and losses in the consolidated statements of operations, while the non-credit loss is charged to other comprehensive income (loss).  When an unrealized loss on a fixed maturity security is considered temporary, the Company continues to record the unrealized loss in other comprehensive income (loss) and not in earnings.

To compute the credit loss component of OTTI for corporate bonds on the date of transition (April 1, 2009), both historical default (by rating) data, used as a proxy for the probability of default, and loss given default (by issuer) projections were applied to the par amount of the bond.  For corporate bonds post-transition, the present value of future cash flows using the book yield is used to determine the credit component of OTTI.  If the present value of the cash flow is less than the security’s amortized cost, the difference is recorded as a credit loss.  The difference between the estimates of the credit related loss and the overall OTTI is the non-credit-related component.

As a result of the adoption of FASB ASC Topic 320, a cumulative effect adjustment, net of tax, of $2.6 million was recorded to decrease accumulated other comprehensive income (loss) with a corresponding increase to retained earnings for the non-credit component of previously impaired securities that the Company neither intends to sell, nor is it more likely than not that the Company will be required to sell, before recovery of amortized cost.

For those securities where the Company does not have the intent to sell and it is not more likely than not that the Company will be required to sell, the Company employs a portfolio monitoring process to identify securities that are other-than-temporarily impaired.  The Company has a Credit Committee comprised of professionals from its investment and finance functions which meets at least quarterly to review individual issues or issuers that are of concern.  In determining whether a security is other-than-temporarily-impaired, the Credit Committee considers the factors described below.  The process involves a quarterly screening of all impaired securities.

Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be other-than-temporarily impaired.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  In making these evaluations, the Credit Committee exercises considerable judgment.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List” – Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.  No OTTI charge is recorded in the Company’s consolidated statements of operations for unrealized loss on securities related to these issuers.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (continued)

other-than-temporary impairment (continued)

“Watch List” – Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.  No OTTI charge is recorded in the Company’s consolidated statements of operations for unrealized loss on securities related to these issuers.

“Impaired List” – This list includes securities that the Company has the intent to sell or more likely than not will be required to sell.  In addition, it includes those securities that management has concluded that the Company’s amortized cost will not be recovered due to expected delays or shortfalls in contractually specified cash flows.  For these investments, an OTTI charge is recorded or the security is sold and a realized loss is recorded as a charge to income.  Credit OTTI losses are recorded in the Company’s consolidated statement of operations and non-credit OTTI losses are recorded in other comprehensive income (loss).

Structured securities, those rated single A or below in particular, are subject to certain provisions in FASB ASC Topic 325, “Investments–Other.”  These provisions require the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that fair value is less than carrying amount and there has been an adverse change in the expected cash flows (as measured by comparing the original expected cash flows to the current expectation of cash flows, both discounted at the current effective rate), then an impairment charge is recorded to income.  Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.  Losses incurred on the respective portfolios are based on expected loss models, not incurred loss models.  Expected cash flows include assumptions about key systematic risks and loan-specific information.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for OTTI.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (continued)

other-than-temporary impairment (continued)

For securities that are determined to have incurred a credit loss, the amount of credit loss is calculated based upon the cash flows that the Company expects to collect given an assessment of the relevant facts and circumstances for the issuer and specific bond issue.  Such factors include the financial condition, credit quality, the near-term prospects of the issuer, and the issuer's relative liquidity, among other factors.

The Company recorded credit OTTI losses in its consolidated statement of operations totaling $0.2 million for the year ended December 31, 2009 on its available-for-sale fixed maturity securities.  The $0.2 million credit loss OTTI recorded during the year ended December 31, 2009 was concentrated in corporate debt of financial institutions.  These impairments were driven primarily by adverse financial conditions of the issuers.

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale debt securities held on the date of transition, April 1, 2009, for which a portion of the OTTI was also recognized in other comprehensive loss.

Nine-month Period Ended December 31, 2009

Beginning balance, at April 1, 2009, prior to the adoption of FASB ASC Topic 320	$-
Add: Credit losses remaining in retained earnings (accumulated deficit) related to the adoption of FASB ASC Topic 320	7,316
Add: Credit losses on OTTI not previously recognized	181
Less: Credit losses on securities sold	(5,068)
Less: Credit losses on securities impaired due to intent to sell	-
Add: Credit losses on previously impaired securities	-
Less: Increases in cash flows expected on previously impaired securities	(4)
Ending balance, at December 31, 2009	$2,425

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (continued)

mortgage loans

The Company invests in commercial first mortgage loans throughout the United States.  Investments are diversified by property type and geographic area.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

The carrying value of mortgage loans, net of applicable allowances, was $161.5 million and $171.9 million at December 31, 2009 and 2008, respectively.

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan and impairment is measured based on the fair value of the collateral less costs to sell.  A specific allowance for loan loss is established for an impaired loan if the fair value of the loan collateral less cost to sell is less than the recorded amount of the loan.  The specific allowance for loan loss was $1.0 million at December 31, 2009.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  The general allowance for loan loss was $1.8 million at December 31, 2009.  The Company did not have specific or general allowance for loan loss at December 31, 2008.  While management believes that it uses the best information available to establish the allowance, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

The following tables set forth the distribution of the Company’s mortgage loans by credit quality and the allowance for loan loss at December 31:

	Gross Carrying Value
	2009	2008

Current loans	$158,250	$171,889
Past due loans:
Less than 90 days	500	-
Between 90 and 179 days	-	-
180 days or more	-	-
Impaired	5,558	-
Balance, at December 31	$164,308	$171,889

	Allowance for Loan Loss
	2009	2008

General allowance	$(1,800)	$-
Specific allowance	(1,010)	-
Total	$(2,810)	$-

Included in the $5.6 million impaired mortgage loans at December 31, 2009 is $2.3 million of impaired loan that did not have an allowance for loss because the fair value of the collateral or the expected future cash flows exceed the carrying value of the loans.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (continued)

mortgage loans (continued)

The average investment in impaired mortgage loans before an allowance for loan loss, the related interest income and cash receipts for interest on impaired mortgage loans were as follows, for the years ended December 31:

	2009	2008	2007

Average investment	$2,779	$-	$-
Interest income	$14	$-	$-
Cash receipts on interest	$14	$-	$-

The activity in the allowance for mortgage loan loss was as follows:

	2009	2008	2007

Balance at January 1	$-	$236	$236
Provisions for allowance	2,810	-	-
Recoveries	-	(236)	-
Balance at December 31	$2,810	$-	$236

Mortgage loans comprised the following property types and geographic regions at December 31:

Property type:	2009	2008
Office building	$46,302	$46,484
Residential	-	1,505
Retail	66,995	82,097
Industrial/warehouse	30,088	30,649
Other	20,923	11,154
Allowance for loan loss	(2,810)	-

Total	$161,498	$171,889

Geographic region:	2009	2008
California	$10,269	$10,827
Colorado	9,422	9,814
Florida	14,775	14,191
Georgia	7,746	8,110
Indiana	6,482	7,129
Maryland	9,156	9,576
New York	15,826	17,043
Ohio	12,442	10,746
Pennsylvania	8,157	9,201
Texas	27,613	28,421
Other (1)	42,420	46,831
Allowance for loan loss	(2,810)	-
Total	$161,498	$171,889

(1)	Includes the combined subtotal of states in which the value of the Company’s mortgage loans were below $7 million at December 31, 2009 and 2008, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (continued)

mortgage loans (continued)

At December 31, 2009, scheduled mortgage loan maturities were as follows:

2010	$153
2011	9,086
2012	3,937
2013	20,497
2014	16,317
Thereafter	113,308
General allowance	(1,800)
Total	$161,498

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties, and loans may be refinanced.

The Company had no funding commitments on mortgage loans at December 31, 2009 or December 31, 2008.

securities lending

The Company participated in a securities lending program to generate additional income, whereby certain fixed maturity securities were loaned for a specified period of time from the Company’s portfolio to qualifying third parties, via a lending agent.  Borrowers of these securities provided collateral of 102% of the market value of the loaned securities.  The Company generally accepted cash as the only form of collateral.  Under the terms of the securities lending program, the lending agent indemnified the Company against borrower defaults. As of December 31, 2009, the Company no longer participates in a securities lending program.

As of December 31, 2008, the fair value of the loaned securities was approximately $4.7 million, and was included in available-for-sale fixed maturity securities, and cash and cash equivalents in the Company’s consolidated balance sheet.  The Company recorded cash collateral relating to the securities lending program in the amount of $4.9 million as of December 31, 2008, all of which was re-invested in certain cash instruments and other available-for-sale securities.  The Company recorded the collateral investments at fair value in the consolidated balance sheet in other invested assets.  The fair value of the collateral investments at December 31, 2008 was $4.5 million.

The Company earned income from the reinvestment of the cash collateral.  The Company recorded pre-tax income from securities lending transactions, net of lending fees, of less than $0.1 million, $0.2 million and $0.2 million for the years ended December 31, 2009, 2008 and 2007, respectively, which was included in net investment income (loss) in the consolidated statements of operations.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (continued)

derivative instruments

The Company performs a quarterly analysis of its new contracts, agreements and financial instruments for embedded derivatives. No embedded derivatives require bifurcation from financial assets.  However, the Company issues certain annuity contracts and enters into reinsurance agreements that contain derivative instruments that are embedded in these contracts.  Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract or reinsurance agreement) and is carried at fair value.  See Note 9 for further information regarding derivatives embedded in reinsurance contracts; see Note 13 for further information regarding derivatives embedded in annuity contracts.

Embedded derivatives related to reinsurance agreements and annuity contracts are carried at fair value in contractholder deposit funds and other policy liabilities in the Company’s consolidated balance sheets.  At December 31, 2009, the Company’s embedded derivatives had fair values consisting of assets and (liabilities) of $0.7 million and $(13.6) million, respectively.  For the years ended December 2009, 2008 and 2007, net gains (losses) for these embedded derivatives were $22.7 million, $(32.1) million and $(4.0) million, respectively.

5. FAIR VALUE MEASUREMENT

On January 1, 2008, the Company adopted FASB ASC Topic 820, which defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.  FASB ASC Topic 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  In determining fair value, the Company uses various methods including market, income and cost approaches.  The Company utilizes valuation techniques that maximize the use of observable inputs and minimizes the use of unobservable inputs.

As a result of the adoption of FASB ASC Topic 820, the value of the Company’s embedded derivative liabilities decreased by $0.4 million during the year ended December 31, 2008.  This change was primarily the result of changes to the valuation assumptions regarding policyholder behavior, primarily lapses, as well as the incorporation of risk margins and the Company’s own credit standing in the valuation of embedded derivatives.

In compliance with FASB ASC Topic 820, the Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three-level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

On April 1, 2009, the FASB issued additional guidance on estimating fair value, when the volume and level of activity for the asset or liability have significantly decreased, as well as guidance on identifying circumstances that indicate a transaction is not orderly.  The Company reviewed its pricing sources and methodologies and has concluded that its various pricing sources and methodologies are in compliance with this guidance, which is now a part of FASB ASC Topic 820.

Please refer to Note 8 regarding the valuation techniques utilized by the Company to measure the fair values included herein.  During the year ended December 31, 2009, there were no changes to these valuation techniques and the related inputs.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (continued)

Financial assets and liabilities recorded at fair value in the Company’s consolidated balance sheets are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, and investments in publicly-traded mutual funds with quoted market prices.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets,

b)	Quoted prices for identical or similar assets or liabilities in non-active markets,

c)	Inputs other than quoted market prices that are observable, and

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the Government, municipal bonds, structured notes and certain mortgage-backed securities (“MBS”), ABS, CMO, RMBS, CMBS, certain corporate debt, certain private equity investments, and derivatives embedded in reinsurance contracts.

Level 3

•
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Generally, the types of assets and liabilities utilizing Level 3 valuations are certain MBS, ABS, CMO, RMBS, CMBS, certain corporate debt, certain private equity investments, certain mutual fund holdings and derivatives embedded in annuity contracts.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (continued)

Fair Value Hierarchy

The following table presents the Company's categories for its assets measured at fair value on a recurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturity securities
Asset-backed securities	$-	$-	$-	$-
Collateralized mortgage obligations	-	-	-	-
Residential mortgage-backed securities	-	1,251	-	1,251
Commercial mortgage-backed securities	-	5,590	-	5,590
Foreign government & agency securities	-	-	-	-
U.S. states and political subdivisions securities	-	-	-	-
U.S. treasury and agency securities	3,199	-	-	3,199
Corporate securities	-	151,320	2,798	154,118
Total available-for-sale fixed maturity securities	3,199	158,161	2,798	164,158

Trading fixed maturity securities
Asset-backed securities	-	2,820	9,825	12,645
Collateralized mortgage obligations	-	-	-	-
Residential mortgage-backed securities	-	73,722	-	73,722
Commercial mortgage-backed securities	-	6,410	-	6,410
Foreign government & agency securities	-	4,373	-	4,373
U.S. states and political subdivisions securities	-	-	-	-
U.S. treasury and agency securities	216,615	8,284	-	224,899
Corporate securities	-	1,066,243	18,035	1,084,278
Total trading fixed maturity securities	216,615	1,161,852	27,860	1,406,327

Short-term investments	58,991	-	-	58,991
Other invested assets	468	23	-	491
Cash and cash equivalents	175,322	-	-	175,322
Total investments and cash	454,595	1,320,036	30,658	1,805,289

Other assets
Separate account assets (1) (2) (3)	983,228	-	7,641	990,869

Total assets measured at fair value on a recurring basis	$1,437,823	$1,320,036	$38,299	$2,796,158

(1)	Pursuant to the conditions set forth in FASB ASC Topic 944, the value of separate account liabilities is set to equal the fair value of the separate account assets.
(2)	Excludes $0.9 million, primarily related to investment sales receivable, net of investment purchases payable, that are not subject to FASB ASC Topic 820.
(3)
During the first quarter of 2009, the Company transferred certain mutual funds held in the separate accounts from Level 2 to Level 1, since the funds are priced based on the net asset value (“NAV”) for identical products sold in the market.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (continued)

Fair Value Hierarchy (continued)

The following table presents the Company's categories for its liabilities measured at fair value on a recurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities
Guaranteed minimum withdrawal benefit liability	$-	$-	$6,570	$6,570
Guaranteed minimum accumulation benefit liability	-	-	7,068	7,068
Derivatives embedded in reinsurance contracts	-	(686)	-	(686)
Total other policy liabilities	-	(686)	13,638	12,952

Other liabilities
Bank overdrafts	8,479	-	-	8,479

Total liabilities measured at fair value on a recurring basis	$8,479	$(686)	$13,638	$21,431

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (continued)

Fair Value Hierarchy

The following table presents the Company's categories for its assets measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturity securities
Asset-backed and mortgage-backed securities	$-	$6,220	$-	$6,220
Foreign government	-	-	-	-
States and political subdivisions	-	-	-	-
U.S. treasury and agency securities	4,412	-	-	4,412
Corporate securities	-	135,118	2,374	137,492
Total available-for-sale fixed maturity securities	4,412	141,338	2,374	148,124

Trading fixed maturity securities
Asset-backed and mortgage-backed securities	-	50,869	8,500	59,369
Foreign governments	-	5,301	-	5,301
States and political subdivisions	-	-	-	-
U.S. treasury and agency securities	9,584	-	-	9,584
Corporate securities	-	903,803	10,752	914,555
Total trading fixed maturity securities	9,584	959,973	19,252	988,809

Short-term investments (Note 1)	115,969	-	-	115,969
Other invested assets	1,600	2,887	-	4,487
Cash and cash equivalents	261,989	-	-	261,989
Total investments and cash	393,554	1,104,198	21,626	1,519,378

Other assets
Separate account assets (1) (2)	3	686,366	4,970	691,339

Total assets measured at fair value on a recurring basis	$393,557	$1,790,564	$26,596	$2,210,717

(1)	Pursuant to the conditions set forth in FASB ASC Topic 944, the value of separate account liabilities is set to equal the fair value of the separate account assets.
(2)	Excludes $0.8 million, primarily related to investment sales receivable, net of investment purchases payable, that are not subject to FASB ASC Topic 820.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (continued)

Fair Value Hierarchy (continued)

The following table presents the Company's categories for its liabilities measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities
Guaranteed minimum withdrawal benefit liability	$-	$-	$10,555	$10,555
Guaranteed minimum accumulation benefit liability	-	-	37,096	37,096
Derivatives embedded in reinsurance contracts	-	(12,001)	-	(12,001)
Total other policy liabilities	-	(12,001)	47,651	35,650

Other liabilities
Bank overdrafts	12,587	-	-	12,587

Total liabilities measured at fair value on a recurring basis	$12,587	$(12,001)	$47,651	$48,237

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (continued)

The following table shows a reconciliation of the beginning and ending balances for assets which are categorized as Level 3 for the year ended December 31, 2009:

Assets	Beginning balance	Total realized and unrealized gains (losses)		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3 (2)	Ending balance	Change in unrealized gains (losses) included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income
Available-for-sale fixed maturity securities
Asset-backed securities	$-	$-	$-	$-	$-	$-	$-
Collaterized mortgage obligations	-	-	-	-	-	-	-
Residential mortgage-backed securities	-	-	-	-	-	-	-
Commercial mortgage-backed securities	-	-	-	-	-	-	-
Foreign government & agency securities	-	-	-	-	-	-	-
U.S. States and political subdivisions securities	-	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	2,374	(123)	720	(173)	-	2,798	-
Total available-for-sale fixed maturity securities	2,374	(123)	720	(173)	-	2,798	-

Trading fixed maturity securities
Asset-backed securities	8,500	1,325	-	-	-	9,825	1,325
Collaterized mortgage obligations	-	-	-	-	-	-	-
Residential mortgage-backed securities	-	-	-	-	-	-	-
Commercial mortgage-backed securities	-	-	-	-	-	-	-
Foreign government & agency securities	-	-	-	-	-	-	-
U.S. states and political subdivisions securities	-	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	10,752	4,408	-	(218)	3,093	18,035	5,855
Total trading fixed maturity securities	19,252	5,733	-	(218)	3,093	27,860	7,180

Other invested assets	-	-	-	-	-	-	-
Cash and cash equivalents	-	-	-	-	-	-	-
Total investments and cash	21,626	5,610	720	(391)	3,093	30,658	7,180

Other assets
Separate account assets (1)	4,970	22	-	2,649	-	7,641	312

Total assets measured at fair value on a recurring basis	$26,596	$5,632	$720	$2,258	$3,093	$38,299	$7,492

(1)
The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(2)	Transfers in and/or (out) of Level 3 during the year ended December 31, 2009 are primarily attributable to changes in the observability of inputs used to price the securities.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (continued)

The following table shows a reconciliation of the beginning and ending balances for liabilities which are categorized as Level 3 for the year ended December 31, 2009:

	Beginning balance	Total realized and unrealized (gains) losses		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3	Ending balance	Change in unrealized (gains) losses included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income
Liabilities
Other policy liabilities
Guaranteed minimum withdrawal benefit liability	$10,555	$(7,429)	$-	$3,444	$-	$6,570	$(7,022)
Guaranteed minimum accumulation benefit liability	37,096	(32,649)	-	2,621	-	7,068	(31,933)
Derivatives embedded in reinsurance contracts	-	-	-	-	-	-	-
Total other policy liabilities	47,651	(40,078)	-	6,065	-	13,638	(38,955)

Other liabilities
Bank overdrafts	-	-	-	-	-	-	-

Total liabilities measured at fair value on a recurring basis	$47,651	$(40,078)	$-	$6,065	$-	$13,638	$(38,955)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (continued)

The following table shows a reconciliation of the beginning and ending balances for assets which are categorized as Level 3 for the year ended December 31, 2008:

Assets	Beginning balance	Total realized and unrealized gains (losses)	Purchases, issuances, and settlements (net)		Transfers in and/or (out) of level 3 (2)	Ending balance	Change in unrealized gains (losses) included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income
Available-for-sale fixed maturity securities
Asset-backed and mortgage-backed securities	$-	$-	$-	$-	$-	$-	$-
Foreign government	-	-	-	-	-	-	-
States and political subdivisions	-	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	2,637	111	(1,999)	(149)	1,774	2,374	-
Total available-for-sale fixed maturity securities	2,637	111	(1,999)	(149)	1,774	2,374	-

Trading fixed maturity securities
Asset-backed and mortgage-backed securities	-	(1,650)	-	-	10,150	8,500	(1,650)
Foreign governments	-	-	-	-	-	-	-
States and political subdivisions	-	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	13,237	(4,285)	-	(161)	1,961	10,752	(3,502)
Total trading fixed maturity securities	13,237	(5,935)	-	(161)	12,111	19,252	(5,152)

Other invested assets	-	-	-	-	-	-	-
Cash and cash equivalents	-	-	-	-	-	-	-
Total investments and cash	15,874	(5,824)	(1,999)	(310)	13,885	21,626	(5,152)

Other assets
Separate account assets (1)	-	(574)	-	5,544	-	4,970	(575)

Total assets measured at fair value on a recurring basis	$15,874	$(6,398)	$(1,999)	$5,234	$13,885	$26,596	$(5,727)

(1)
The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(2)	Transfers in and/or (out) of Level 3 during the year ended December 31, 2008 are primarily attributable to changes in the observability of inputs used to price the securities.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (continued)

The following table shows a reconciliation of the beginning and ending balances for liabilities which are categorized as Level 3 for the year ended December 31, 2008:

	Beginning balance	Total realized and unrealized (gains) losses		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3	Ending balance	Change in unrealized (gains) losses included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income
Liabilities
Other policy liabilities
Guaranteed minimum withdrawal benefit liability	$349	$9,398	$-	$808	$-	$10,555	$9,429
Guaranteed minimum accumulation benefit liability	2,850	31,857	-	2,389	-	37,096	31,975
Derivatives embedded in reinsurance contracts	-	-	-	-	-		-
Total other policy liabilities	3,199	41,255	-	3,197	-	47,651	41,404

Other liabilities
Bank overdrafts	-	-	-	-	-	-	-

Total liabilities measured at fair value on a recurring basis	$3,199	$41,255	$-	$3,197	$-	$47,651	$41,404

Assets Measured at Fair Value on a Nonrecurring Basis

The following table presents the Company’s categories for its assets measured at fair value on a nonrecurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total Fair Value	Total Gains (Losses)
Asset
VOCRA	$-	$-	$5,766	$5,766	$(2,600)

At December 31, 2009, the Company determined that the VOCRA asset was impaired and recorded an impairment charge of $2.6 million.  The impairment charge was allocated to the Group Protection Segment.  The fair value of VOCRA was calculated as the sum of the undiscounted cash flows the Company expects to realize based on the segment’s anticipated long-term profit margins.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (continued)

The FV Option

FASB ASC Topic 825 provides entities the option to measure certain financial assets and financial liabilities at fair value (the “FV Option”) with changes in fair value recognized in earnings each period.  FASB ASC Topic 825 also permits the FV Option election on an instrument-by-instrument basis at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument.  As of January 1, 2008, the Company elected to apply the provisions of FASB ASC Topic 825 for fixed maturity securities attributable to certain life, health and annuity products, which had previously been designated as available-for-sale.  At December 31, 2007, such available-for-sale securities had a market value of $1,112.7 million and an amortized cost of $1,135.6 million, and were reclassified as trading securities on January 1, 2008.

The Company adopted the FV option to align its accounting policies with those of its parent, Sun Life U.S.  Sun Life U.S. has adopted the FV option to mitigate earnings volatility caused by changes in the fair values of its derivative instruments and changes in the fair value of its fixed maturity investments.  Additionally, this election provides greater accounting consistency with SLF, and will make it possible for the Company to employ different investment strategies in the future, whereby portfolio trading will not influence the Company’s accounting.

Effective January 1, 2008, in accordance with FASB ASC Topic 825 and FASB ASC Topic 230 “Statement of Cash Flows,” the Company changed the presentation of purchases and sales of its fixed maturity securities designated as trading in the statement of cash flows to be in line with the nature and purpose for which those securities were acquired, which was to not sell them in the near term.  Purchases and sales of these securities are reported gross in the investing activities section of the consolidated statements of cash flows.

Investment income for both trading and available-for-sale fixed maturity securities is recognized when earned, including amortization of any premium or accretion of any discount, and the effect of estimated principal repayments, if applicable.  Investment income is reported as a component of net investment income (loss) in the consolidated statements of operations.

As a result of the adoption of FASB ASC Topic 825, the Company recorded an increase to opening accumulated other comprehensive income and a decrease to opening retained earnings of $7.4 million, related to the unrealized loss on investments, net of DAC, VOBA, policyholder liabilities, and tax effects at January 1, 2008.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

6. NET REALIZED INVESTMENT (LOSSES) GAINS

Net realized investment (losses) gains on available-for-sale fixed maturity securities and other investments, excluding OTTI losses on fixed maturity securities, consisted of the following for the years ended December 31:

	2009	2008	2007

Fixed maturity securities	$(26)	$86	$1,028
Mortgage loans	(2,810)	236	(21)
Other invested assets	17	18	18
Sales of previously impaired assets	4	-	311
Net realized investment (losses) gains	$(2,815)	$340	$1,336

7. NET INVESTMENT INCOME (LOSS)

Net investment income (loss) by asset class consisted of the following for the years ended December 31:

	2009	2008	2007

Fixed maturity securities – Interest and other income	$64,161	$68,096	$84,065
Fixed maturity securities – Change in fair value and net realized gains (losses) on trading securities	163,522	(185,548)	-
Mortgage loans	10,536	10,712	11,249
Income ceded under funds withheld reinsurance agreements	(3,682)	(4,451)	-
Other	408	285	266
Gross investment income (loss)	234,945	(110,906)	95,580
Less: Investment expenses	1,729	1,602	1,271
Net investment income (loss)	$233,216	$(112,508)	$94,309

Ceded investment income on funds withheld reinsurance portfolios is included as a component of net investment income and is accounted for consistent with the policies outlined in Note 1.  The ceded investment income relates to the funds withheld reinsurance agreement between the Company and SLOC and is further described in Note 9, in the section pertaining to the Individual Protection Segment.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

8. FAIR VALUE OF FINANCIAL INSTRUMENTS

FASB ASC Topic 825 excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments at December 31:

	2009		2008
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 175,322	$ 175,322	$ 261,989	$ 261,989
Short-term investments (Note 1)	58,991	58,991	115,969	115,969
Fixed maturity securities	1,570,485	1,570,485	1,136,933	1,136,933
Mortgage loans	161,498	165,732	171,889	173,557
Policy loans	270	309	156	164
Other invested assets	542	542	4,529	4,529
Separate account assets	989,939	989,939	690,524	690,524

Financial liabilities:
Contractholder deposit funds and other policy liabilities	1,490,219	1,458,243	1,275,160	1,231,100
Other liabilities	8,479	8,479	12,587	12,587
Separate account liabilities	989,939	989,939	690,524	690,524

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Cash and cash equivalents and short-term investments: The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balance.

Fixed maturity securities: The Company determines the fair value of its publicly traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

8. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

Fixed maturity securities (continued): Structured securities, such as CMOs, CMBS, RMBS, and ABS, are priced using a fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMOs and ABS are priced using models and independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS, CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using models, which take into account credit spreads for publicly-traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturity securities are also priced using market prices or broker quotes.

Mortgage loans: The fair values of mortgage loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Policy loans:  The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets:  This financial instrument category consists primarily of equity securities at December 31, 2009.  The fair value of equity securities is based on quoted market prices.  At December 31, 2008, other invested assets consisted primarily of certain cash instruments and fixed maturity securities, which were purchased using cash collateral related to a securities lending program in which the Company participated prior to December 31, 2009.  The fair value of the cash instrument is consistent with the method used in calculating the fair value of the cash and cash equivalents, as described above.  The pricing methods used for the fixed maturity securities component of the securities lending program is as explained in the fair value of fixed maturity securities above.

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

Contractholder deposit funds and other policy liabilities: The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.  The fair values of other deposits with future maturity dates are estimated using discounted cash flows.  The fair values of S&P 500 Index and other equity-linked embedded derivatives are produced using standard derivative valuation techniques.  GMAB or GMWBs are considered to be derivatives under FASB ASC Topic 815 and are included in contractholder deposit funds.  Consistent with the provisions of FASB ASC Topic 820, the Company incorporates risk margins and the Company’s own credit standing, as well as changes in assumptions regarding policyholder behavior, in the calculation of the fair value of embedded derivatives.

Other liabilities:  This financial instrument consists of issued checks and transmitted wires that have not been cashed and processed in the Company’s bank accounts as of the end of the reporting period.  The fair value of other liabilities is consistent with the method used in calculating the fair value of cash and cash equivalents, as described above.

 SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

9. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability from this contingency is unlikely.

The effects of the Company’s reinsurance agreements in the consolidated statements of operations were as follows:

	For the Years Ended December 31,
	2009	2008	2007

Premiums and annuity considerations:
Direct	$71,971	$51,585	$47,194
Assumed	52,856	63,365	46,582
Ceded	(4,955)	(3,879)	(2,894)
Net premiums and annuity considerations	$119,872	$111,071	$90,882

Fee and other income:
Direct	$29,486	$27,074	$28,733
Assumed	-	-	-
Ceded	(24,383)	(17,393)	(2,085)
Net fee and other income	$5,103	$9,681	$26,648

Interest credited:
Direct	$51,344	$48,063	$51,390
Assumed	24	-	-
Ceded	(3,513)	(2,934)	-
Net interest credited	$47,855	$45,129	$51,390

Policyowner benefits:
Direct	$58,962	$42,598	$43,967
Assumed	38,313	42,663	30,018
Ceded	(19,044)	(4,472)	(4,676)
Net policyowner benefits	$78,231	$80,789	$69,309

Other operating expenses:
Direct	$46,365	$47,728	$33,200
Assumed	5,983	6,104	3,865
Ceded	(9,235)	(8,991)	(648)
Net commission and other operating expenses	$43,113	$44,841	$36,417

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

9. REINSURANCE (continued)

A brief discussion on the Company’s significant reinsurance agreements by business segment follows.  Refer to Note 16 for additional information on the Company’s business segments.

Individual Protection Segment

Effective December 31, 2007, the Company entered into a funds withheld reinsurance agreement with SLOC under which SLOC will fund AXXX reserves, attributable to certain UL policies sold by the Company.  Under this agreement, the Company ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis, certain in-force policies at December 31, 2007.  Future new business will also be reinsured under this agreement.  Pursuant to this agreement, the Company held the following assets and liabilities at December 31:

	2009	2008
Assets Reinsurance receivable	$103,802	$77,628
Other assets	-	2,676

Liabilities Contractholder deposit funds and other policy liabilities	84,606	63,210
Future contract and policy benefits	10,518	3,162
Reinsurance payable	182,000	140,832
Other liabilities	-	1,057

Reinsurance payable includes a funds withheld liability of $128.4 million and $89.4 million at December 31, 2009 and 2008, respectively; and a deferred gain of $50.3 million and $51.4 million at December 31, 2009 and 2008, respectively.  The funds withheld assets comprised of trading fixed maturity securities and mortgage loans are being managed by the Company.  The coinsurance treaty with funds withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative reduced contractholder deposit funds and other policy liabilities by $0.7 million and $12.0 million at December 31, 2009 and 2008, respectively, and (decreased) increased net income on embedded derivatives by $(11.3) million and $12.0 million for the years ended December 31, 2009 and 2008, respectively.

In addition, the activities related to the reinsurance agreement have decreased revenues by $29.0 million and $9.7 million, and decreased expenses by $20.9 million and $11.5 million for the years ended December 31, 2009 and 2008, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

9. REINSURANCE (continued)

Group Protection Segment

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company’s group life contracts.  Under this agreement, certain group life mortality benefits are reinsured on a yearly- renewable term basis.  The agreement provides that the unrelated company will reinsure amounts in excess of $0.7 million per claim for group life contracts and $0.3 million per claim for group accidental death and dismemberment contracts ceded by the Company.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of the Company’s group stop loss contracts.  Under this agreement, certain stop loss benefits are reinsured on a yearly-renewable term basis.  The agreement provides that the unrelated company will reinsure specific claims for amounts in excess of $2.0 million per claim for stop loss contracts ceded by the Company.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of the Company’s group long-term disability contracts.  Under this agreement, certain long-term disability benefits are reinsured on a yearly-renewable term basis.  The agreement provides that the unrelated company will reinsure amounts in excess of $10 thousand per claim per month for long-term disability contracts ceded by the Company.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures 100% of the risks on a quota share basis for certain specific group life and disability policies.

As previously described, the Company has an agreement, effective May 31, 2007, to assume the net risks of an affiliate, SLHIC, for its New York-issued policies.  Pursuant to this agreement, the Group Protection Segment held policyholder liabilities of $30.3 million and $32.8 million at December 31, 2009 and 2008, respectively.  In addition, the activities related to the reinsurance agreement have increased revenues in the Group Protection Segment by $52.9 million, $63.4 million and $46.6 million for the years ended December 31, 2009, 2008 and 2007, respectively, and have increased expenses by $44.3 million, $49.3 million and $33.9 million for the years ended December 31, 2009, 2008 and 2007, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

10. RETIREMENT PLANS

Effective as of the close of business on December 31, 2009, the sponsorship of the Company’s retirement plans was changed from Sun Life U.S. to Sun Life Financial (U.S.) Services Company, Inc. (“Sun Life Services”), an affiliated company.  The change in sponsorship did not change the provisions of the related retirement plans.

Pension Plan

The Company participates in a non-contributory defined benefit pension plan (the “Pension Plan”) that is sponsored by Sun Life Services, which is directly liable for the related obligations.  Benefits under the Pension Plan are based on years of service and employees’ average compensation.  Since January 1, 2006, the plan no longer allows new participants from joining the Pension Plan.  The Company is allocated a portion of the Pension Plan’s expenses, or allocated a credit if expected return on plan assets exceeds the Pension Plan’s expenses.  The Company had allocated expenses (credits) of $0.4 million, $(0.3) million and $(0.2) million for the years ended December 31, 2009, 2008 and 2007, respectively.

Savings and Investment Plans

The Company participates in a savings plan that qualifies under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”) sponsored by Sun Life Services, for which substantially all employees of at least age 21 are eligible to participate at date of hire.  Employer contributions are matched up to a specified amount of the employee’s contributions to the 401(k) Plan.  The Company’s direct expenses for employer contributions were less than $0.1 million for the year ended December 31, 2007.  Due to plan amendments, the Company did not have direct expenses for the 401(k) Plan for the years ended December 31, 2009 or 2008.  However, the Company has been allocated a portion of 401(k) Plan expenses incurred by Sun Life U.S.  The allocated expenses were $0.3 million, $0.3 million and $0.3 million for the years ended December 31, 2009, 2008 and 2007, respectively.

Effective January 1, 2006, the savings and investment plans also include a retirement investment account (“RIA”) that qualifies under Section 401(a) of the Internal Revenue Code.  Additional information on the RIA can be found in Note 10 in the 2009 Form 10-K of Sun Life U.S.  The Company is allocated a portion of the RIA expenses incurred by Sun Life U.S.  The allocated expenses were $0.5 million, $0.9 million and $0.8 million for the years ended December 31, 2009, 2008 and 2007, respectively.

Other Post-Retirement Benefit Plans

The Company participates in a plan sponsored by Sun Life Services that provides certain health, dental and life insurance benefits (“post-retirement benefits”) for retired employees and dependents.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age, or retire early upon satisfying an alternate age-plus-service condition.  Life insurance benefits are generally set at a fixed amount.  The Company’s direct expenses were less than $0.1 million for the year ended December 31, 2007.  Due to plan amendments, the Company did not have direct expenses for post-retirement benefits for the years ended December 31, 2009 or 2008.  The Company is allocated a portion of the post-retirement benefit plan expenses incurred Sun Life U.S.  The allocated expenses were $0.2 million, $0.3 million and $0.2 million for the years ended December 31, 2009, 2008 and 2007, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

11. FEDERAL INCOME TAXES

The Company accounts for current and deferred income taxes in the manner prescribed by FASB ASC Topic 740.  A summary of the components of income tax expense (benefit) in the consolidated statements of operations for the years ended December 31 is as follows:

	2009	2008	2007
Income tax expense (benefit):
Current	$23,394	$(24,810)	$8,651
Deferred	6,256	(15,318)	290

Total federal income tax expense (benefit)	$29,650	$(40,128)	$8,941

Federal income taxes attributable to the Company’s consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%.  The following is a summary of the differences between the expected income tax expense (benefit) at the prescribed U.S. federal statutory income tax rate and the total amount of income tax expense (benefit) the Company has recorded:

	2009	2008	2007

Expected federal income tax expense (benefit)	$35,407	$(56,396)	$9,571
Prior year adjustments	(141)	(155)	(208)
Separate account dividend received deduction	(563)	(563)	(438)
Valuation allowance – capital losses	(5,080)	5,080	-
Goodwill impairment	-	11,878	-
Adjustment to tax contingency reserves	-	22	-
Other items	27	6	16

Total income tax expense (benefit)	$29,650	$(40,128)	$8,941

The net deferred tax asset represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes.  The components of the Company’s net deferred tax asset as of December 31 were as follows:

	2009	2008

Deferred tax assets:
Actuarial liabilities	$41,597	$32,631
Tax loss carryforwards	8,453	5,267
Investments, net	-	39,488
Other	17,317	20,567
Gross deferred tax assets	67,367	97,953
Valuation allowance	-	(5,080)
Total deferred tax assets	67,367	92,873

Deferred tax liabilities:
Deferred policy acquisition costs	(51,982)	(70,246)
Other	(9,555)	-
Total deferred tax liabilities	(61,537)	(70,246)

Net deferred tax asset	$5,830	$22,627

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

11. FEDERAL INCOME TAXES (continued)

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

The Company performs the required recoverability (realizability) test of its ability to realize its recorded net deferred tax assets.  In making this determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent financial operations.  In projecting future taxable income and sources of capital gains, the Company utilizes historical and current operating results and incorporates assumptions including the amount of future federal and state pre-tax operating income, the reversal of temporary differences, and the implementation of prudent and feasible tax planning strategies.

The Company’s net deferred tax asset of $5.8 million at December 31, 2009 is comprised of gross deferred tax assets and gross deferred tax liabilities.  The gross deferred tax assets are primarily related to actuarial liabilities and capital loss carryforward generated in 2009.  At December 31, 2009, the Company had $24.2 million of capital loss carryforward.  If unutilized, the capital loss carryforward will expire in 2014.

The Company recorded a valuation allowance of $5.1 million in the statement of operations relating to the tax benefits associated with realized investment impairment losses recorded during the third and fourth quarters of 2008. The Company reversed the previously recorded valuation allowance of $5.1 million during the year ended December 31, 2009, because the Company believes that it is more likely than not that the deferred tax assets related to the impairment losses will be realized due to a tax planning strategy executed during the year related to certain mortgage-backed securities, the Company’s intent and ability to hold the related investment securities to maturity, and other tax planning strategies. For the remaining unrealized investment losses, the Company believes that it is more likely than not that the related deferred tax assets will be realized due to the Company’s intent and ability to hold the related investment securities to recovery of amortized cost.

FASB ASC Topic 740 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return.  Upon adoption of FASB ASC Topic 740, the Company recognized a decrease of $38 thousand in the liability for unrecognized tax benefits (“UTBs”) and related net interest, which was accounted for as an increase to its January 1, 2007 balance of retained earnings.

The asset (liability) for UTBs related to permanent and temporary tax adjustments, exclusive of interest, was $2.2 million, $2.2 million, and $(2.5) million at December 31, 2009, 2008 and 2007, respectively.  Of the $2.2 million, $0.3 million represents the amount of UTBs that, if recognized, would favorably affect the Company’s effective income tax rate in future periods, exclusive of any related interest.  In addition, the Company recorded a net reclassification of $2.5 million of income taxes from deferred tax liabilities to accrued expenses and taxes at December 31, 2009.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

11. FEDERAL INCOME TAXES (continued)

The net decrease (increase) in the tax asset (liability) for UTBs of $24 thousand, $4.7 million, and $(2.0) million in the years ended December 31, 2009, 2008 and 2007, respectively, resulted from the following:

	2009	2008	2007
Asset (liability) balance at January 1,	$2,249	$(2,520)	$(554)
Gross increases related to tax positions in prior years	-	(22)	(2,464)
Gross decreases related to tax positions in prior years	(24)	4,791	498
Gross increases related to tax positions in current year	-	-	-
Settlements	-	-	-
Close of tax examinations/statutes of limitations	-	-	-

Asset (liability) balance at December 31,	$2,225	$2,249	$(2,520)

The Company has elected to recognize interest and penalties accrued related to UTBs in interest income or expense, included in other operating expenses.  During the years ended December 31, 2008 and 2007, the Company recognized $0.6 million and $(0.1) million in gross interest income (expense) related to UTBs, respectively.  During the year ended December 31, 2009, the Company did not recognize interest income or expense related to UTBs.  The Company had approximately $0.6 million of interest benefit accrued at both December 31, 2009 and 2008.  The Company has not accrued any penalties.

While the Company expects the amount of unrecognized tax liabilities to change in the next twelve months, it does not expect the change to have a significant impact on its results of operations or financial position.

The Company files federal income tax returns and income tax returns in various state and local jurisdictions.  With few exceptions, the Company is no longer subject to examinations by the tax authorities in these jurisdictions for tax years before 2001.  In August 2006, the IRS issued a Revenue Agent’s Report for 2001 and 2002 tax years for which the Company participated in a consolidated federal income tax return with SLC - U.S. Ops Holdings and other affiliates.  The Company disagreed with some of the proposed adjustments for the consolidated returns, and the case was assigned to the Appeals Division of the IRS.  A settlement was reached and formally approved by the Company on January 11, 2010.  The effects of the settlement are in line with the Company’s previous expectations and have no material impact on the financial statements.

While the final outcome of the appeal and ongoing tax examination is not determinable, the Company has adequate liabilities accrued and does not believe that any adjustments would be material to its financial position.  The Company filed a separate federal income tax return for five calendar tax years from 2003 to 2007.  The statute of limitations has expired for tax years ended December 31, 2003, 2004 and 2005 and the Company is not currently under audit for tax years ended December 31, 2006 and 2007.

The Company will participate in a consolidated federal income tax return with SLC - U.S. Ops Holdings and other affiliates for the year ended December 31, 2009.  The Company participated in a consolidated federal income tax return with SLC - U.S. Ops Holdings and other affiliates for the year ended December 31, 2008.

The Company makes or receives payments under certain tax sharing agreements with SLC - U.S. Ops Holdings when the Company participates in a consolidated federal income tax return with SLC - U.S. Ops Holdings and other affiliates.  Under these agreements, such payments are determined based on the Company’s stand-alone taxable income (as if it were filing as a separate company) and based upon the SLC - U.S. Ops Holdings’ consolidated group’s overall taxable position.  The Company made net federal tax payments of $14.4 million, $20.0 million and $0.1 million for the years ended December 31, 2009, 2008 and 2007, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

12. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, which is related to the Company’s group life, group disability insurance, group dental and group stop loss products is summarized below:

	2009	2008	2007

Balance at January 1	$71,316	$74,878	$36,689
Less: reinsurance recoverable	(5,347)	(5,921)	(5,906)
Net balance at January 1	65,969	68,957	30,783
Incurred related to:
Current year	86,905	79,725	96,377
Prior years	(5,817)	(6,557)	(1,805)
Total incurred	81,088	73,168	94,572
Paid losses related to:
Current year	(58,598)	(53,615)	(47,531)
Prior years	(21,216)	(22,541)	(8,867)
Total paid	(79,814)	(76,156)	(56,398)

Balance at December 31	72,953	71,316	74,878
Less: reinsurance recoverable	(5,710)	(5,347)	(5,921)
Net balance at December 31	$67,243	$65,969	$68,957

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims.  Changes in prior estimates are recorded in results of operations in the year such changes are made.

As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expense decreased by $5.8 million, $6.6 million and $1.8 million in 2009, 2008 and 2007, respectively.  The decreases in liabilities during 2009 and 2008 were driven by better than expected loss experience in both group life and group disability.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

13.  LIABILITIES FOR CONTRACT GUARANTEES

The Company offers various guarantees to certain policyholders, including a return of no less than (a) total deposits made on the contract, adjusted for any customer withdrawals, (b) total deposits made on the contract, adjusted for any customer withdrawals, plus a minimum return, or (c) the highest contract value on a specified anniversary date, minus any customer withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2009:

Benefit Type	Account Balance	Net Amount at Risk (1)	Average Attained Age
Minimum Death	$1,057,522	$85,168	63.9
Minimum Accumulation or Withdrawal	$636,830	$24,110	62.0

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2008:

Benefit Type	Account Balance	Net Amount at Risk (1)	Average Attained Age
Minimum Death	$753,606	$204,393	64.2
Minimum Accumulation or Withdrawal	$344,691	$78,574	62.0

(1) Net amount at risk represents the difference between the guaranteed benefit and account balance.

The following roll-forward summarizes the change in reserve for the GMDBs for the years ended December 31:

	2009	2008
Balance at January 1	$5,620	$710
Benefit Ratio Change / Assumption Changes	(3,253)	5,319
Incurred guaranteed benefits	1,260	631
Paid guaranteed benefits	(2,399)	(1,257)
Interest	421	217

Balance at December 31	$1,649	$5,620

Because the Company has not issued products that contain a guaranteed minimum income benefit (“GMIB”), there was no requirement for a GMIB reserve as of December 31, 2009 or 2008.

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments.  The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges.  The benefit ratio may be in excess of 100%.  For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance.  For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

13.  LIABILITIES FOR CONTRACT GUARANTEES (continued)

Projected benefits and assessments used in determining the liability for contract guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected future gross profits.  Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

The liability for guarantees is re-evaluated regularly, and adjustments are made to the liability balance through a charge or credit to policyholder benefits.

GMABs and GMWBs are considered to be derivatives under FASB ASC Topic 815 and are recorded at fair value through earnings.  The Company records GMAB and GMWB liabilities in its consolidated balance sheets as part of contractholder deposit funds and other policy liabilities.  The Company includes the following unobservable inputs in its calculation of the embedded derivatives:

Actively-Managed Volatility Adjustments – This component incorporates the basis differential between the observable implied volatilities for each index and the actively-managed funds underlying the variable annuity product.  The adjustment is based on historical actively-managed fund volatilities and historical weighted-average index volatilities.

Credit Standing Adjustment – This component makes an adjustment that market participants would make to reflect the non-performance risk associated with the embedded derivatives.  The adjustment is based on the published credit spread for insurance companies with a rating equal to the rating of the Company.

Behavior Risk Margin – This component adds a margin that market participants would require for the risk that the Company's best estimate policyholder behavior assumptions could differ from actual experience.  This risk margin is determined by taking the difference between the fair value based on adverse policyholder behavior assumptions and the fair value based on best estimate policyholder behavior assumptions, using assumptions the Company believes market participants would use in developing risk margins.

The net balance of GMABs and GMWBs constituted a liability in the amount of $13.6 million and $47.7 million at December 31, 2009 and 2008, respectively.

14. DEFERRED POLICY ACQUISITION COSTS

The following roll-forward summarizes the changes in DAC for the years ended December 31:

	2009	2008

Balance at January 1	$233,401	$118,126
Acquisition costs deferred	53,121	27,648
Amortized to expense during the year	(102,556)	87,627
Balance at December 31	$183,966	$233,401

Refer to Note 1 for information regarding the deferral and amortization methodologies related to DAC.

The DAC asset under GAAP cannot exceed accumulated deferrals, plus interest.  At December 31, 2008, the Company reached the cap for its DAC asset related to certain fixed annuity products and reported the DAC asset for these products at historical accumulated deferrals with interest.  In addition, the Company tests its DAC asset for future recoverability on a quarterly basis, and has determined that the asset is not impaired at December 31, 2009.  In the third quarter of 2009, the Company wrote down DAC by $14.4 million as a result of loss recognition related to certain annuity products.  The charge for loss recognition is included in DAC amortization expense and allocated to the Wealth Management Segment.

 SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

15. VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

The following roll-forward summarizes the changes in combined VOBA and VOCRA for the years ended December 31:

	2009	2008

Balance at January 1	$10,742	$16,071
Amortized to expense during the year	(4,976)	(5,329)
Balance at December 31	$5,766	$10,742

As of December 31, 2009, the VOBA asset was fully amortized.  The Company tested the VOCRA asset for impairment in the fourth quarter of 2009 and determined that the fair value of VOCRA was lower than its carrying value.  Accordingly, the Company has decreased the carrying value of VOCRA and recorded an impairment charge of $2.6 million, which is included in VOBA and VOCRA amortization expense in the Group Protection Segment for the year ended December 31, 2009.

16. SEGMENT INFORMATION

As described below, the Company conducts business principally in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities.  Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets by line of business.  Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred.  Management evaluates the results of the operating segments on an after-tax basis.  The Company does not materially depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management Segment markets, sells and administers fixed and variable annuity products.

Group Protection

The Group Protection Segment markets, sells and administers group life, group stop loss, group long-term disability, group short-term disability, and group dental insurance products.  These products are sold to small and mid-size employers that provide group benefits for their employees.

Individual Protection

The Individual Protection Segment markets, sells and administers universal life insurance, variable universal life insurance and conversions from the Company’s group life product.

Corporate

The Corporate Segment includes the unallocated capital of the Company and items not otherwise attributable to the other segments.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

16. SEGMENT INFORMATION (continued)

The following amounts pertained to the various business segments:

Year ended December 31, 2009

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals

Total revenues	$255,803	$135,242	$(12,341)	$(811)	$377,893
Total expenditures	170,992	119,134	(9,992)	(3,403)	276,731
Pretax income (loss)	84,811	16,108	(2,349)	2,592	101,162

Net income (loss)	$55,112	$10,470	$(1,527)	$7,457	$71,512

General account assets	$1,768,973	$173,077	$390,926	$41,418	$2,374,394
Separate account assets	964,190	-	25,749	-	989,939
Total assets	$2,733,163	$173,077	$416,675	$41,418	$3,364,333

Year ended December 31, 2008

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals

Total revenues	$(127,969)	$107,231	$(8,172)	$(5,891)	$(34,801)
Total expenditures	23,357	111,815	(5,392)	(3,451)	126,329
Pretax loss	(151,326)	(4,584)	(2,780)	(2,440)	(161,130)

Net loss	$(109,678)	$(2,939)	$(1,806)	$(6,579)	$(121,002)

General account assets	$1,479,664	$164,024	$263,920	$204,575	$2,112,183
Separate account assets	670,570	-	19,954	-	690,524
Total assets	$2,150,234	$164,024	$283,874	$204,575	$2,802,707

Year ended December 31, 2007

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals

Total revenues	$93,074	$93,253	$15,646	$2,412	$204,385
Total expenditures	80,877	93,232	7,019	(4,091)	177,037
Pretax income	12,197	21	8,627	6,503	27,348

Net income	$8,274	$13	$5,608	$4,512	$18,407

General account assets	$1,381,673	$120,942	$369,971	$68,973	$1,941,559
Separate account assets	927,134	-	1,874	-	929,008
Total assets	$2,308,807	$120,942	$371,845	$68,973	$2,870,567

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

17. REGULATORY FINANCIAL INFORMATION

The Company is required to file quarterly and annual statements with the New York State Insurance Department prepared on a statutory accounting basis prescribed or permitted by the State of New York.  For the years ended December 31, 2009, 2008 and 2007, there were no permitted practices followed.  Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, and deferred income taxes are calculated differently.  The Company’s statutory financials are not prepared on a consolidated basis.

The Company’s statutory capital and surplus, and net income (loss) were as follows:

	Unaudited for the Years ended December 31,
	2009	2008	2007

Statutory capital and surplus	$ 232,392	$ 207,348	$ 206,952
Statutory net income (loss)	17,570	(149,475)	(25,380)

18. DIVIDEND RESTRICTIONS

The Company’s ability to pay dividends is subject to certain statutory restrictions.  The State of New York has enacted laws governing the payment of dividends to stockholders by domestic insurers.  New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  The Company is permitted to pay dividends up to a maximum of $23.2 million in 2010 without prior approval from the New York Superintendent of Insurance.  No dividends were paid by the Company during 2009, 2008 or 2007.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

19. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

The components of accumulated other comprehensive loss as of December 31, were as follows :

	2009	2008	2007
Unrealized losses on available-for-sale securities	$(665)	$(30,782)	$(29,880)
Changes in reserves due to unrealized losses on available-for-sale securities	-	-	(592)
Changes in DAC due to unrealized gains on available-for-sale securities	-	-	11,780
Changes due to non-credit OTTI losses on available-for-sale securities	(4,010)	-	-
Tax effect and other	1,636	10,774	6,768

Accumulated other comprehensive loss	$(3,039)	$(20,008)	$(11,924)

20. COMMITMENTS AND CONTINGENCIES

Regulation and Regulatory Developments

Under the insurance guaranty fund laws of New York, insurers licensed to do business in the State of New York can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants.  The insurance guaranty laws of New York provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope, and application of new regulations.  The timing, substance, and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  For the years ended December 31, 2009 and 2008, the financial statements reflect benefits of $0.7 million and $0.7 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial position, results of operations or cash flows of the Company.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

20. COMMITMENTS AND CONTINGENCIES (continued)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements.  The Company also has agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s by-laws.  The Company believes any potential liability under these agreements is neither probable nor estimatable.  Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to five years.  As of December 31, 2009, minimum future lease payments under such leases were as follows:

2010	$326
2011	54
Thereafter	-
Total	380

Total rental expense for the years ended December 31, 2009, 2008 and 2007 was $1.5 million, $1.7 million and $1.5 million, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Master Extra NY, Sun Life Financial Master Access of NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Masters Select NY Contracts of Sun Life (N.Y.) Variable Account C and the Board of Directors of Sun Life Insurance and Annuity Company of New York (the “Sponsor”):

We have audited the accompanying statements of assets and liabilities of AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account, AllianceBernstein VPS International Growth Portfolio (Class B) Sub-Account, AllianceBernstein VPS International Value Portfolio (Class B) Sub-Account, BlackRock Global Allocation V.I. 3 Sub-Account, Columbia Marsico 21st Century Fund, Variable Series Class A Sub-Account, Columbia Marsico 21st Century Fund, Variable Series Class B Sub-Account, Columbia Marsico Growth Fund, Variable Series Class A Sub-Account, Columbia Marsico Growth Fund, Variable Series Class B Sub-Account, Columbia Marsico International Opportunity Fund, Variable Series Class B Sub-Account, Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account, Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2010 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account, First Eagle Overseas Variable Fund Sub-Account, Franklin Templeton VIP Founding Funds Allocation Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Income Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Small Cap Value Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Strategic Income Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Mutual Shares Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Developing Markets Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Growth Securities Fund (Class 2) Sub-Account, Lazard Retirement Emerging Markets Equity Portfolio Service Class Sub-Account, Lord Abbett Series Fund - All Value Portfolio VC Sub-Account, Lord Abbett Series Fund - Growth Opportunities Portfolio VC Sub-Account, MFS Massachusetts Investors Growth Stock Fund (Class A) Sub-Account, MFS Massachusetts Investors Trust (Class A) Sub-Account, MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account, MFS VIT II Bond Portfolio I Class Sub-Account, MFS VIT II Bond Portfolio S Class Sub-Account, MFS VIT II Core Equity Portfolio I Class Sub-Account, MFS VIT II Core Equity Portfolio S Class Sub-Account, MFS VIT II Emerging Growth Portfolio S Class Sub-Account, MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account, MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account, MFS VIT II Global Governments Portfolio I Class Sub-Account, MFS VIT II Global Governments Portfolio S Class Sub-Account, MFS VIT II Global Growth Portfolio I Class Sub-Account, MFS VIT II Global Growth Portfolio S Class Sub-Account, MFS VIT II Global Research Portfolio (Service Class) Sub-Account, MFS VIT II Global Research Portfolio I Class Sub-Account, MFS VIT II Global Total Return Portfolio I Class Sub-Account, MFS VIT II Global Total Return Portfolio S Class Sub-Account, MFS VIT II Government Securities Portfolio I Class Sub-Account, MFS VIT II Government Securities Portfolio S Class Sub-Account, MFS VIT II Growth Portfolio Sub-Account, MFS VIT II High Yield Portfolio I Class Sub-Account, MFS VIT II High Yield Portfolio S Class Sub-Account, MFS VIT II International Growth Portfolio I Class Sub-Account, MFS VIT II International Growth Portfolio S Class Sub-Account, MFS VIT II International Value Portfolio I Class Sub-Account, MFS VIT II International Value Portfolio S Class Sub-Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account, MFS VIT II Mid Cap Growth Portfolio S Class Sub-Account, MFS VIT II Money Market Portfolio I Class Sub-Account, MFS VIT II Money Market Portfolio S Class Sub-Account, MFS VIT II New Discovery Portfolio I Class Sub-Account, MFS VIT II New Discovery Portfolio S Class Sub-Account, MFS VIT II Research International Portfolio I Class Sub-Account, MFS VIT II Research International Portfolio S Class Sub-Account, MFS VIT II Strategic Income Portfolio I Class Sub-Account, MFS VIT II Strategic Income Portfolio S Class Sub-Account, MFS VIT II Technology Portfolio S Class Sub-Account, MFS VIT II Total Return Portfolio I Class Sub-Account, MFS VIT II Total Return Portfolio S Class Sub-Account, MFS VIT II Utilities Portfolio I Class Sub-Account, MFS VIT II Utilities Portfolio S Class Sub-Account, MFS VIT II Value Portfolio I Class Sub-Account, MFS VIT II Value Portfolio S Class Sub-Account, Oppenheimer Balanced Fund/VA (Service Shares) Sub-Account, Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub-Account, Oppenheimer Global Securities Fund/VA (Service Shares) Sub-Account, Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account, Oppenheimer Main Street Small Cap Fund/VA (Service Shares) Sub-Account, PIMCO VIT All Asset Portfolio Admin Class Sub-Account, PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account, PIMCO VIT Global Multi-Asset Portfolio Advisor Class Sub-Account, PIMCO VIT Real Return Portfolio Admin Class Sub-Account, PIMCO VIT Total Return Portfolio Admin Class Sub-Account, SC AIM Small Cap Growth (Service Class) Sub-Account, SC AllianceBernstein International Value (Service Class) Sub-Account, SC BlackRock Inflation Protected Bond (Service Class) Sub-Account, SC Davis Venture Value Fund (Service Class) Sub-Account, SC Dreman Small Cap Value (Service Class) Sub-Account, SC Goldman Sachs Mid Cap Value Fund (Initial Class) Sub-Account, SC Goldman Sachs Mid Cap Value Fund (Service Class) Sub-Account, SC Goldman Sachs Short Duration Fund (Initial Class) Sub-Account, SC Goldman Sachs Short Duration Fund (Service Class) Sub-Account, SC Ibbotson Balanced (Service Class) Sub-Account, SC Ibbotson Growth (Service Class) Sub-Account, SC Ibbotson Moderate (Service Class) Sub-Account, SC Lord Abbett Growth & Income Fund (Initial Class) Sub-Account, SC Lord Abbett Growth & Income Fund (Service Class) Sub-Account, SC Oppenheimer Large Cap Core Fund (Service Class) Sub-Account, SC Oppenheimer Main Street Small Cap Fund (Service Class) Sub-Account, SC PIMCO High Yield Fund (Service Class) Sub-Account, SC PIMCO Total Return (Service Class) Sub-Account, SC WMC Blue Chip Mid Cap Fund (Service Class) Sub-Account, SC WMC Large Cap Growth Fund (Service Class) Sub-Account, Sun Capital Global Real Estate Fund (Initial Class) Sub-Account, Sun Capital Global Real Estate Fund (Service Class) Sub-Account, Sun Capital Investment Grade Bond Fund (Service Class) Sub-Account, Sun Capital Money Market Fund (Service Class) Sub-Account, Universal Institutional Funds Equity and Income Portfolio Class II Sub-Account, Universal Institutional Funds Mid Cap Growth Portfolio Class II Sub-Account, Universal Institutional Funds US Mid Cap Value Portfolio Class II Sub-Account, Van Kampen LIT Comstock Portfolio (Class II) Sub-Account, Wanger Select Fund Sub-Account, AllianceBernstein VPS Wealth Appreciation Strategy Portfolio B Share Sub-Account, Lord Abbett Series Fund - Growth and Income Portfolio VC Sub-Account, Lord Abbett Series Fund - Mid Cap Value Portfolio VC Sub-Account, MFS VIT II Capital Appreciation Portfolio I Sub-Account, MFS VIT II Capital Appreciation Portfolio S Classes Sub-Account, MFS Strategic Value Portfolio S Class Sub-Account, MFS VIT II Mid Cap Value Portfolio S Class Sub-Account, and PIMCO VIT Low Duration Portfolio (Admin) Sub-Account of Sun Life (N.Y.) Variable Account C (collectively the "Sub-Accounts"), as of December 31, 2009, and the related statements of operations and the statements of changes in net assets for each of the periods presented.  These financial statements are the responsibility of the Sponsor’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the mutual fund companies.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2009, and the results of their operations and the changes in their net assets for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 23, 2010

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009
Assets:	Shares	Cost	Value
Investments at fair value:
AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B)
Sub-Account (AVB)	366,615	$ 3,604,665	$ 3,878,782
AllianceBernstein VPS International Growth Portfolio (Class B)
Sub-Account (AN4)	23,697	371,685	391,245
AllianceBernstein VPS International Value Portfolio (Class B)
Sub-Account (IVB)	277,431	3,003,340	4,033,846
BlackRock Global Allocation V.I. 3 Sub-Account (9XX)	2,321,059	29,177,821	31,148,614
Columbia Marsico 21st Century Fund, Variable Series Class A
Sub-Account (NMT)	1,880	22,697	19,324
Columbia Marsico 21st Century Fund, Variable Series Class B
Sub-Account (MCC)	713,961	7,291,613	7,296,684
Columbia Marsico Growth Fund, Variable Series Class A Sub-Account (NNG)	1,107	20,243	18,713
Columbia Marsico Growth Fund, Variable Series Class B Sub-Account (CMG)	87,151	1,421,267	1,475,461
Columbia Marsico International Opportunity Fund, Variable Series Class B
Sub-Account (NMI)	151,263	2,805,372	2,140,375
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FVB)	224,816	2,771,257	2,976,570
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (FL1)	795,602	13,246,929	16,142,765
Fidelity VIP Freedom 2010 Portfolio (Service Class 2) Sub-Account (F10)	122,298	1,379,523	1,191,182
Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account (F15)	265,370	2,803,870	2,584,702
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F20)	363,089	4,069,181	3,442,084
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (FVM)	407,747	11,225,709	10,234,442
First Eagle Overseas Variable Fund Sub-Account (SGI)	1,045,705	24,259,312	25,776,627
Franklin Templeton VIP Founding Funds Allocation Fund (Class 2)
Sub-Account (S17)	410,393	2,768,969	2,930,207
Franklin Templeton VIP Franklin Income Securities Fund (Class 2)
Sub-Account (ISC)	512,936	6,920,039	7,242,655
Franklin Templeton VIP Franklin Small Cap Value Securities Fund (Class 2)
Sub-Account (FVS)	230,786	2,812,193	2,947,137
Franklin Templeton VIP Franklin Strategic Income Securities Fund (Class 2)
Sub-Account (SIC)	95,910	1,096,104	1,155,716
Franklin Templeton VIP Mutual Shares Securities Fund (Class 2)
Sub-Account (FMS)	1,307,117	18,165,969	19,057,770
Franklin Templeton VIP Templeton Developing Markets Securities Fund (Class
2) Sub-Account (TDM)	422,011	4,410,317	4,127,272
Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2)
Sub-Account (FTI)	1,952,222	30,382,210	26,257,392
Franklin Templeton VIP Templeton Growth Securities Fund (Class 2)
Sub-Account (FTG)	258,541	3,187,642	2,688,821
Lazard Retirement Emerging Markets Equity Portfolio Service Class
Sub-Account (LRE)	123,565	1,964,265	2,376,146
Lord Abbett Series Fund - All Value Portfolio VC Sub-Account (LAV)	260,122	3,806,440	3,870,620
Lord Abbett Series Fund - Growth Opportunities Portfolio VC
Sub-Account (LA9)	378,741	5,257,957	5,446,297

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
MFS Massachusetts Investors Growth Stock Fund (Class A)
Sub-Account (MIS)	1,032,291	$ 10,119,911	$ 10,457,108
MFS Massachusetts Investors Trust (Class A) Sub-Account (MIT)	371,511	9,763,874	10,342,853
MFS VIT II Blended Research Core Equity Portfolio S Class
Sub-Account (MFL)	487,548	14,647,747	13,485,582
MFS VIT II Bond Portfolio I Class Sub-Account (BDS)	155,635	1,630,224	1,687,081
MFS VIT II Bond Portfolio S Class Sub-Account (MF7)	383,922	3,871,383	4,131,004
MFS VIT II Core Equity Portfolio I Class Sub-Account (RGS)	164,993	2,617,684	2,024,460
MFS VIT II Core Equity Portfolio S Class Sub-Account (RG1)	73,697	798,164	898,361
MFS VIT II Emerging Growth Portfolio S Class Sub-Account (MFF)	14,550	237,222	275,003
MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (EME)	69,703	1,321,087	1,013,488
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (EM1)	155,293	2,141,916	2,230,012
MFS VIT II Global Governments Portfolio I Class Sub-Account (GGS)	87,390	950,860	926,329
MFS VIT II Global Governments Portfolio S Class Sub-Account (GG1)	2,758	29,272	28,905
MFS VIT II Global Growth Portfolio I Class Sub-Account (GGR)	204,249	2,411,025	2,992,244
MFS VIT II Global Growth Portfolio S Class Sub-Account (GG2)	5,997	81,289	87,432
MFS VIT II Global Research Portfolio (Service Class) Sub-Account (RE1)	8,230	143,229	141,390
MFS VIT II Global Research Portfolio I Class Sub-Account (RES)	323,444	5,094,019	5,592,341
MFS VIT II Global Total Return Portfolio I Class Sub-Account (GTR)	231,707	3,648,989	3,141,947
MFS VIT II Global Total Return Portfolio S Class Sub-Account (GT2)	4,439	61,234	59,752
MFS VIT II Government Securities Portfolio I Class Sub-Account (GSS)	379,267	4,803,321	4,983,565
MFS VIT II Government Securities Portfolio S Class Sub-Account (MFK)	2,160,427	27,605,855	28,215,172
MFS VIT II Growth Portfolio Sub-Account (EGS)	234,477	3,655,262	4,504,310
MFS VIT II High Yield Portfolio I Class Sub-Account (HYS)	506,034	3,057,059	2,869,213
MFS VIT II High Yield Portfolio S Class Sub-Account (MFC)	917,887	5,029,437	5,158,525
MFS VIT II International Growth Portfolio I Class Sub-Account (IGS)	90,072	1,435,563	1,092,571
MFS VIT II International Growth Portfolio S Class Sub-Account (IG1)	52,733	666,633	635,964
MFS VIT II International Value Portfolio I Class Sub-Account (MID)	144,735	2,521,162	2,100,101
MFS VIT II International Value Portfolio S Class Sub-Account (MID)	854,675	13,793,117	12,290,231
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class
Sub-Account (MID)	131,531	1,326,275	1,323,197
MFS VIT II Mid Cap Growth Portfolio S Class Sub-Account (MC1)	43,020	195,792	196,602
MFS VIT II Money Market Portfolio I Class Sub-Account (MMS)	4,974,451	4,974,451	4,974,451
MFS VIT II Money Market Portfolio S Class Sub-Account (MM1)	11,357,193	11,357,193	11,357,193
MFS VIT II New Discovery Portfolio I Class Sub-Account (NWD)	77,149	1,025,294	1,052,317
MFS VIT II New Discovery Portfolio S Class Sub-Account (M1A)	503,867	6,513,927	6,706,465
MFS VIT II Research International Portfolio I Class Sub-Account (RIS)	60,591	965,176	759,808
MFS VIT II Research International Portfolio S Class Sub-Account (RH1)	610,928	9,662,460	7,569,396
MFS VIT II Strategic Income Portfolio I Class Sub-Account (SIS)	168,766	1,661,036	1,596,523
MFS VIT II Strategic Income Portfolio S Class Sub-Account (SI1)	19,496	189,328	183,261
MFS VIT II Technology Portfolio S Class Sub-Account (TE1)	484	2,115	2,682
MFS VIT II Total Return Portfolio I Class Sub-Account (TRS)	1,063,739	18,949,892	16,658,157
MFS VIT II Total Return Portfolio S Class Sub-Account (MFJ)	4,532,972	80,138,998	70,351,732

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
MFS VIT II Utilities Portfolio I Class Sub-Account (UTS)	284,375	$ 5,922,898	$ 5,576,590
MFS VIT II Utilities Portfolio S Class Sub-Account (MFE)	345,842	6,738,314	6,719,710
MFS VIT II Value Portfolio I Class Sub-Account (MVS)	216,363	3,491,661	2,734,825
MFS VIT II Value Portfolio S Class Sub-Account (MV1)	864,434	10,103,724	10,840,008
Oppenheimer Balanced Fund/VA (Service Shares) Sub-Account (OBV)	116,436	1,084,667	1,186,479
Oppenheimer Capital Appreciation Fund/VA (Service Shares)
Sub-Account (OCA)	58,113	2,066,393	2,129,262
Oppenheimer Global Securities Fund/VA (Service Shares) Sub-Account (OGG)	131,267	3,930,154	3,449,686
Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account (OMG)	2,256,052	46,853,220	40,699,179
Oppenheimer Main Street Small Cap Fund/VA (Service Shares)
Sub-Account (OMS)	63,433	773,182	905,824
PIMCO VIT All Asset Portfolio Admin Class Sub-Account (PRA)	20,012	225,942	209,123
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class
Sub-Account (PCR)	474,484	3,939,147	4,080,560
PIMCO VIT Emerging Markets Bond Portfolio Admin Class
Sub-Account (PMB)	87,322	1,118,981	1,107,240
PIMCO VIT Global Multi-Asset Portfolio Advisor Class Sub-Account (6TT)	287,183	3,411,495	3,385,886
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (PRR)	596,746	7,328,223	7,423,519
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (PTR)	2,470,903	26,233,713	26,735,166
SC AIM Small Cap Growth (Service Class) Sub-Account (1XX)	62,757	568,821	599,331
SC AllianceBernstein International Value (Service Class) Sub-Account (3XX)	8,271	77,013	81,135
SC BlackRock Inflation Protected Bond (Service Class) Sub-Account (5XX)	459,302	4,672,993	4,739,999
SC Davis Venture Value Fund (Service Class) Sub-Account (SVV)	1,569,704	13,899,189	16,827,227
SC Dreman Small Cap Value (Service Class) Sub-Account (2XX)	51,599	454,317	519,602
SC Goldman Sachs Mid Cap Value Fund (Initial Class) Sub-Account (SGC)	714,695	4,210,143	5,667,534
SC Goldman Sachs Mid Cap Value Fund (Service Class) Sub-Account (S13)	133,785	986,402	1,060,916
SC Goldman Sachs Short Duration Fund (Initial Class) Sub-Account (SDC)	5,298,252	53,819,222	54,201,117
SC Goldman Sachs Short Duration Fund (Service Class) Sub-Account (S15)	619,177	6,274,968	6,334,178
SC Ibbotson Balanced (Service Class) Sub-Account (7XX)	2,972,874	29,842,290	33,296,186
SC Ibbotson Growth (Service Class) Sub-Account (8XX)	2,458,440	24,487,156	27,632,861
SC Ibbotson Moderate (Service Class) Sub-Account (6XX)	1,706,412	17,497,694	18,668,148
SC Lord Abbett Growth & Income Fund (Initial Class) Sub-Account (SLC)	3,922,050	22,179,005	29,493,817
SC Lord Abbett Growth & Income Fund (Service Class) Sub-Account (S12)	101,237	771,837	760,292
SC Oppenheimer Large Cap Core Fund (Service Class) Sub-Account (SSA)	107,803	836,943	889,378
SC Oppenheimer Main Street Small Cap Fund (Service Class)
Sub-Account (VSC)	755,601	6,948,774	7,896,026
SC PIMCO High Yield Fund (Service Class) Sub-Account (S14)	163,985	1,413,891	1,551,299
SC PIMCO Total Return (Service Class) Sub-Account (4XX)	1,654,434	18,049,884	18,264,953
SC WMC Blue Chip Mid Cap Fund (Service Class) Sub-Account (S16)	151,389	1,697,256	1,827,269
SC WMC Large Cap Growth Fund (Service Class) Sub-Account (LGF)	26,197	209,333	212,194
Sun Capital Global Real Estate Fund (Initial Class) Sub-Account (SC3)	27,452	234,841	308,282

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
Sun Capital Global Real Estate Fund (Service Class) Sub-Account (SRE)	779,493	$ 8,140,942	$ 9,548,795
Sun Capital Investment Grade Bond Fund (Service Class) Sub-Account (IGB)	451,676	4,014,289	4,119,285
Sun Capital Money Market Fund (Service Class) Sub-Account (CMM)	5,660,356	5,660,356	5,660,356
Universal Institutional Funds Equity and Income Portfolio Class II
Sub-Account (VKU)	94,502	1,071,963	1,209,621
Universal Institutional Funds Mid Cap Growth Portfolio Class II
Sub-Account (VKM)	94,996	779,020	862,564
Universal Institutional Funds US Mid Cap Value Portfolio Class II
Sub-Account (VKC)	15,412	140,054	161,825
Van Kampen LIT Comstock Portfolio (Class II) Sub-Account (VLC)	185,785	1,816,661	1,876,427
Wanger Select Fund Sub-Account (WTF)	953	18,916	21,976
Total investments		801,340,951	806,423,827
Total assets
		$ 801,340,951	$ 806,423,827
Liabilities:
Payable to Sponsor			$ 560,580
Total liabilities			560,580
Net Assets			$ 805,863,247
The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009

Net Assets:	Applicable to Owners of Deferred Variable Annuity Contracts		Reserve for Variable	Total
	Units	Value	Annuities	Value

AVB	416,439	$ 3,878,782	$ -	$ 3,878,782
AN4	50,402	391,245	-	391,245
IVB	568,712	4,033,846	-	4,033,846
9XX	2,602,488	31,148,614	-	31,148,614
NMT	1,806	19,324	-	19,324
MCC	872,030	7,296,684	-	7,296,684
NNG	1,928	18,713	-	18,713
CMG	169,778	1,475,461	-	1,475,461
NMI	228,587	2,140,375	-	2,140,375
FVB	314,922	2,976,570	-	2,976,570
FL1	1,820,353	16,142,765	-	16,142,765
F10	113,541	1,191,182	-	1,191,182
F15	242,299	2,584,702	-	2,584,702
F20	332,770	3,442,084	-	3,442,084
FVM	1,073,778	10,234,442	-	10,234,442
SGI	2,565,453	25,776,627	-	25,776,627
S17	324,867	2,930,207	-	2,930,207
ISC	772,129	7,242,655	-	7,242,655
FVS	199,338	2,947,137	-	2,947,137
SIC	103,738	1,155,716	-	1,155,716
FMS	1,509,937	19,057,770	-	19,057,770
TDM	292,739	4,127,272	-	4,127,272
FTI	1,632,071	26,257,392	-	26,257,392
FTG	183,733	2,688,821	-	2,688,821
LRE	258,697	2,376,146	-	2,376,146
LAV	304,282	3,870,620	-	3,870,620
LA9	432,621	5,446,297	-	5,446,297
MIS	1,161,482	10,342,316	94,925	10,437,241
MIT	593,054	10,009,582	174,416	10,183,998
MFL	1,158,997	13,485,582	-	13,485,582
BDS	102,406	1,685,704	-	1,685,704
MF7	330,244	4,131,004	-	4,131,004
RGS	147,962	2,015,556	9,931	2,025,487
RG1	105,238	898,361	-	898,361
MFF	20,857	275,003	-	275,003
EME	46,122	967,368	44,613	1,011,981
EM1	159,025	2,230,012	-	2,230,012
GGS	48,014	925,767	-	925,767
GG1	1,777	28,905	-	28,905
GGR	129,610	2,914,170	69,775	2,983,945
GG2	5,638	87,432	-	87,432

The accompanying notes are an integral part of these financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009

Net Assets (continued):	Applicable to Owners of Deferred Variable Annuity Contracts		Reserve for Variable	Total
	Units	Value	Annuities	Value

RE1	10,557	$ 141,390	$ -	$ 141,390
RES	346,941	5,570,770	22,024	5,592,794
GTR	131,003	3,038,690	92,765	3,131,455
GT2	3,618	59,752	-	59,752
GSS	264,850	4,920,190	53,659	4,973,849
MFK	2,364,250	28,215,172	-	28,215,172
EGS	276,506	4,471,187	24,788	4,495,975
HYS	162,552	2,853,007	13,523	2,866,530
MFC	395,038	5,158,525	-	5,158,525
IGS	58,916	1,017,552	73,822	1,091,374
IG1	63,160	635,964	-	635,964
MII	86,296	2,059,424	35,818	2,095,242
MI1	1,359,431	12,290,231	-	12,290,231
M1B	114,784	1,323,197	-	1,323,197
MC1	19,670	196,602	-	196,602
MMS	374,862	4,845,073	78,128	4,923,201
MM1	1,109,452	11,357,193	-	11,357,193
NWD	65,904	1,016,910	30,901	1,047,811
M1A	499,377	6,706,465	-	6,706,465
RIS	47,382	759,808	-	759,808
RI1	456,682	7,569,396	-	7,569,396
SIS	103,912	1,596,523	-	1,596,523
SI1	13,158	183,261	-	183,261
TE1	245	2,682	-	2,682
TRS	746,976	16,386,728	9,743	16,396,471
MFJ	5,871,776	70,335,662	16,043	70,351,705
UTS	146,981	5,496,000	66,172	5,562,172
MFE	289,208	6,719,710	-	6,719,710
MVS	186,632	2,732,401	-	2,732,401
MV1	806,524	10,840,008	-	10,840,008
OBV	174,163	1,186,479	-	1,186,479
OCA	185,236	2,129,262	-	2,129,262
OGG	259,287	3,449,686	-	3,449,686
OMG	3,675,971	40,699,179	-	40,699,179
OMS	67,515	905,824	-	905,824
PRA	18,870	209,123	-	209,123
PCR	446,160	4,080,560	-	4,080,560
PMB	51,810	1,107,240	-	1,107,240
6TT	317,301	3,385,886	-	3,385,886
PRR	582,269	7,423,519	-	7,423,519
PTR	2,005,468	26,735,166	-	26,735,166

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009

Net Assets (continued):	Applicable to Owners of Deferred Variable Annuity Contracts		Reserve for Variable	Total
	Units	Value	Annuities	Value

1XX	51,370	$ 599,331	$ -	$ 599,331
3XX	6,934	81,135	-	81,135
5XX	434,278	4,739,999	-	4,739,999
SVV	2,057,007	16,827,227	-	16,827,227
2XX	43,422	519,602	-	519,602
SGC	651,142	5,667,534	-	5,667,534
S13	122,336	1,060,916	-	1,060,916
SDC	5,223,417	54,201,117	-	54,201,117
S15	613,355	6,334,178	-	6,334,178
7XX	2,714,757	33,296,186	-	33,296,186
8XX	2,173,129	27,632,861	-	27,632,861
6XX	1,610,235	18,668,148	-	18,668,148
SLC	3,511,012	29,493,817	-	29,493,817
S12	91,060	760,292	-	760,292
SSA	102,514	889,378	-	889,378
VSC	986,158	7,896,026	-	7,896,026
S14	142,310	1,551,299	-	1,551,299
4XX	1,617,420	18,264,953	-	18,264,953
S16	191,514	1,827,269	-	1,827,269
LGF	27,672	212,194	-	212,194
SC3	19,917	308,282	-	308,282
SRE	897,974	9,548,795	-	9,548,795
IGB	372,402	4,119,285	-	4,119,285
CMM	565,509	5,660,356	-	5,660,356
VKU	120,518	1,209,621	-	1,209,621
VKM	88,967	862,564	-	862,564
VKC	18,134	161,825	-	161,825
VLC	239,021	1,876,427	-	1,876,427
WTF	1,853	21,976	-	21,976

Total net assets		$ 804,952,201	$ 911,046	$ 805,863,247

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

Income:	AVB Sub-Account	AN4 Sub-Account	IVB Sub-Account

Dividend income	$ 16,417	$ 4,084	$ 39,099
Expenses:
Mortality and expense risk charges	(34,744)	(2,488)	(57,006)
Distribution expense charges	(4,169)	(299)	(6,841)
Net investment (loss) income	(22,496)	1,297	(24,748)
Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	1,934	(3,209)	(956,632)
Realized gain distributions Net realized gains (losses)	-	-	-
	1,934	(3,209)	(956,632)
Net change in unrealized appreciation/ depreciation	550,795	52,006	2,389,071
Net realized and change in unrealized gains	552,729	48,797	1,432,439
Increase in net assets from operations	$ 530,233	$ 50,094	$ 1,407,691

Income:	AVW Sub-Account1	9XX Sub-Account	NMT Sub-Account

Dividend income	$ 1,652	$ 412,198	$ 21
Expenses:
Mortality and expense risk charges	(1,034)	(176,040)	(312)
Distribution expense charges	(124)	(21,125)	(37)
Net investment income (loss)	494	215,033	(328)
Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	18,826	92,361	(743)
Realized gain distributions Net realized gains (losses)	-	-	-
	18,826	92,361	(743)
Net change in unrealized appreciation/ depreciation	13,457	1,947,661	5,522
Net realized and change in unrealized gains	32,283	2,040,022	4,779
Increase in net assets from operations	$ 32,777	$ 2,255,055	$ 4,451

1 Effective the end of the day Friday, September 25, 2009, Alliance Bernstein VPS Wealth Appreciation Strategy Portfolio B Share Sub-Account (AVW) was liquidated.  Any money still in the fund was transferred to CMM Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	MCC Sub-Account	NNG Sub-Account	CMG Sub-Account
Income:
Dividend income	$ -	$ 136	$ 2,434
Expenses:
Mortality and expense risk charges	(100,843)	(311)	(12,236)
Distribution expense charges	(12,101)	(37)	(1,468)
Net investment loss	(112,944)	(212)	(11,270)
Net realized and change in unrealized gains:
Net realized losses on sale of shares	(1,035,913)	(410)	(53,113)
Realized gain distributions Net realized losses	-	-	-
	(1,035,913)	(410)	(53,113)
Net change in unrealized appreciation/ depreciation	2,931,870	4,883	273,024
Net realized and change in unrealized gains	1,895,957	4,473	219,911
Increase in net assets from operations	$ 1,783,013	$ 4,261	$ 208,641

	NMI	FVB	FL1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 29,020	$ 43,355	$ 152,499
Expenses:
Mortality and expense risk charges	(23,969)	(24,932)	(136,487)
Distribution expense charges	(2,876)	(2,992)	(16,378)
Net investment income (loss)	2,175	15,431	(366)
Net realized and change in unrealized gains:
Net realized losses on sale of shares	(101,780)	(41,618)	(203,974)
Realized gain distributions	-	5,133	3,930
Net realized losses	(101,780)	(36,485)	(200,044)
Net change in unrealized appreciation/ depreciation	565,272	517,942	3,402,669
Net realized and change in unrealized gains	463,492	481,457	3,202,625
Increase in net assets from operations	$ 465,667	$ 496,888	$ 3,202,259

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

Income:	F10 Sub-Account	F15 Sub-Account	F20 Sub-Account

Dividend income	$ 41,371	$ 81,768	$ 96,480
Expenses:
Mortality and expense risk charges	(19,228)	(33,247)	(42,470)
Distribution expense charges	(2,307)	(3,990)	(5,096)
Net investment income	19,836	44,531	48,914
Net realized and change in unrealized gains:
Net realized losses on sale of shares	(35,100)	(75,726)	(40,934)
Realized gain distributions	8,769	28,502	35,792
Net realized losses	(26,331)	(47,224)	(5,142)
Net change in unrealized appreciation/ depreciation	218,005	473,018	638,138
Net realized and change in unrealized gains	191,674	425,794	632,996
Increase in net assets from operations	$ 211,510	$ 470,325	$ 681,910

Income:	FVM Sub-Account	SGI Sub-Account	S17 Sub-Account

Dividend income	$ 39,867	$ 120,625	$ 67,360
Expenses:
Mortality and expense risk charges	(127,591)	(244,579)	(37,611)
Distribution expense charges	(15,311)	(29,349)	(4,513)
Net investment (loss) income	(103,035)	(153,303)	25,236
Net realized and change in unrealized gains:
Net realized losses on sale of shares	(1,343,634)	(536,952)	(77,278)
Realized gain distributions	46,089	247,283	-
Net realized losses	(1,297,545)	(289,669)	(77,278)
Net change in unrealized appreciation/ depreciation	4,048,747	3,612,810	768,544
Net realized and change in unrealized gains	2,751,202	3,323,141	691,266
Increase in net assets from operations	$ 2,648,167	$ 3,169,838	$ 716,502

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

Income:	ISC Sub-Account	FVS Sub-Account	SIC Sub-Account

Dividend income	$ 382,197	$ 36,550	$ 64,267
Expenses:
Mortality and expense risk charges	(77,466)	(36,075)	(12,171)
Distribution expense charges	(9,296)	(4,329)	(1,461)
Net investment income (loss)	295,435	(3,854)	50,635
Net realized and change in unrealized gains:
Net realized losses on sale of shares	(384,256)	(693,867)	(3,614)
Realized gain distributions	-	100,655	-
Net realized losses	(384,256)	(593,212)	(3,614)
Net change in unrealized appreciation/ depreciation	1,626,661	1,200,665	114,052
Net realized and change in unrealized gains	1,242,405	607,453	110,438
Increase in net assets from operations	$ 1,537,840	$ 603,599	$ 161,073

Income:	FMS Sub-Account	TDM Sub-Account	FTI Sub-Account

Dividend income	$ 295,912	$ 180,312	$ 865,388
Expenses:
Mortality and expense risk charges	(185,921)	(57,542)	(379,606)
Distribution expense charges	(22,310)	(6,905)	(45,553)
Net investment income	87,681	115,865	440,229
Net realized and change in unrealized gains:
Net realized losses on sale of shares	(710,919)	(1,363,527)	(2,942,754)
Realized gain distributions	-	17,410	1,067,595
Net realized losses	(710,919)	(1,346,117)	(1,875,159)
Net change in unrealized appreciation/ depreciation	3,869,218	3,309,471	9,335,470
Net realized and change in unrealized gains	3,158,299	1,963,354	7,460,311
Increase in net assets from operations	$ 3,245,980	$ 2,079,219	$ 7,900,540

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

Income:	FTG Sub-Account	LRE Sub-Account	LAV Sub-Account

Dividend income	$ 69,095	$ 54,294	$ 5,916
Expenses:
Mortality and expense risk charges	(32,513)	(19,280)	(48,321)
Distribution expense charges	(3,902)	(2,314)	(5,799)
Net investment income (loss)	32,680	32,700	(48,204)
Net realized and change in unrealized gains:
Net realized losses on sale of shares	(317,791)	(103,505)	(279,526)
Realized gain distributions Net realized losses	-	-	-
	(317,791)	(103,505)	(279,526)
Net change in unrealized appreciation/ depreciation	871,969	685,215	1,077,454
Net realized and change in unrealized gains	554,178	581,710	797,928
Increase in net assets from operations	$ 586,858	$ 614,410	$ 749,724

Income:	LA1 Sub-Account2	LA9 Sub-Account	LA2 Sub-Account3

Dividend income	$ -	$ -	$ -
Expenses:
Mortality and expense risk charges	(52,247)	(58,482)	(9,514)
Distribution expense charges	(6,270)	(7,018)	(1,142)
Net investment loss	(58,517)	(65,500)	(10,656)
Net realized and change in unrealized (losses) gains:
Net realized losses on sale of shares	(22,679,374)	(279,791)	(4,651,024)
Realized gain distributions Net realized losses	-	-	-
	(22,679,374)	(279,791)	(4,651,024)
Net change in unrealized appreciation/ depreciation	16,484,796	1,700,555	3,967,786
Net realized and change in unrealized (losses) gains	(6,194,578)	1,420,764	(683,238)
(Decrease) increase in net assets from operations	$ (6,253,095)	$ 1,355,264	$ (693,894)

2 Effective February 23, 2009, Lord Abbett Series Fund - Growth and Income Portfolio VC Sub-Account (LA1) was closed and merged into
SLC Sub-Account.

3 Effective February 23, 2009, Lord Abbett Series Fund - Mid Cap Value Portfolio VC Sub-Account (LA2) was closed and merged into SGC
Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

Income:	MIS Sub-Account4	MIT Sub-Account	SVS Sub-Account5

Dividend income	$ 19,220	$ 224,685	$ 899
Expenses:
Mortality and expense risk charges	(32,177)	(115,175)	(299)
Distribution expense charges	(3,861)	(13,821)	(36)
Net investment (loss) income	(16,818)	95,689	564
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of shares	63,884	(484,143)	(50,295)
Realized gain distributions Net realized gains (losses)	-	-	-
	63,884	(484,143)	(50,295)
Net change in unrealized appreciation/ depreciation	787,993	2,420,468	49,897
Net realized and change in unrealized gains (losses)	851,877	1,936,325	(398)
Increase in net assets from operations	$ 835,059	$ 2,032,014	$ 166

Income:	MFL Sub-Account	BDS Sub-Account	MF7 Sub-Account

Dividend income	$ 276,621	$ 88,592	$ 58,441
Expenses:
Mortality and expense risk charges	(200,114)	(18,021)	(28,712)
Distribution expense charges	(24,014)	(2,163)	(3,445)
Net investment income	52,493	68,408	26,284
Net realized and change in unrealized gains:
Net realized losses on sale of shares	(927,248)	(55,090)	(30,711)
Realized gain distributions Net realized losses	-	-	-
	(927,248)	(55,090)	(30,711)
Net change in unrealized appreciation/ depreciation	3,829,914	324,761	374,354
Net realized and change in unrealized gains	2,902,666	269,671	343,643
Increase in net assets from operations	$ 2,955,159	$ 338,079	$ 369,927

4 Effective December 7, 2009, liquidated funds from MFS VIT II Capital Appreciation Portfolio I Sub-Account (CAS) & MFS VIT II Capital

Appreciation Portfolio S Classes Sub-Account (MFD) Sub-Accounts were merged into MIS Sub-Account.

5 Effective June 29, 2009, MFS Strategic Value Portfolio S Class Sub-Account (SVS) was closed and merged with MV1 Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

Income:	CAS Sub-Account6	MFD Sub-Account6	RGS Sub-Account

Dividend income	$ 102,019	$ 1,447	$ 31,647
Expenses:
Mortality and expense risk charges	(80,476)	(2,294)	(21,640)
Distribution expense charges	(9,657)	(275)	(2,597)
Net investment income (loss)	11,886	(1,122)	7,410
Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	547,448	18,890	(192,250)
Realized gain distributions Net realized gains (losses)	-	-	-
	547,448	18,890	(192,250)
Net change in unrealized appreciation/ depreciation	1,648,314	38,762	666,314
Net realized and change in unrealized gains	2,195,762	57,652	474,064
Increase in net assets from operations	$ 2,207,648	$ 56,530	$ 481,474

Income:	RG1 Sub-Account	MFF Sub-Account	EME Sub-Account

Dividend income	$ 6,988	$ -	$ 16,175
Expenses:
Mortality and expense risk charges	(8,329)	(4,354)	(8,629)
Distribution expense charges	(999)	(523)	(1,036)
Net investment (loss) income	(2,340)	(4,877)	6,510
Net realized and change in unrealized gains:
Net realized losses on sale of shares	(67,296)	(122,610)	(124,690)
Realized gain distributions Net realized losses	-	-	-
	(67,296)	(122,610)	(124,690)
Net change in unrealized appreciation/ depreciation	248,184	152,966	474,372
Net realized and change in unrealized gains	180,888	30,356	349,682
Increase in net assets from operations	$ 178,548	$ 25,479	$ 356,192

6 Effective December 2, 2009, CAS and MFD Sub-Accounts were closed to all investments except transfers/liquidations out of the fund; liquidation occurred on December 4, 2009 and funds were merged into MIS Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

Income:	EM1 Sub-Account	GGS Sub-Account	GG1 Sub-Account

Dividend income	$ 22,842	$ 115,349	$ 1,242
Expenses:
Mortality and expense risk charges	(17,911)	(11,579)	(351)
Distribution expense charges	(2,149)	(1,390)	(42)
Net investment income	2,782	102,380	849
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of shares	138,166	(24,280)	(499)
Realized gain distributions Net realized gains (losses)	-	-	-
	138,166	(24,280)	(499)
Net change in unrealized appreciation/ depreciation	432,542	(59,332)	(2,065)
Net realized and change in unrealized gains (losses)	570,708	(83,612)	(2,564)
Increase (decrease) in net assets from operations	$ 573,490	$ 18,768	$ (1,715)

	GGR Sub-Account		GG2 Sub-Account	RE1 Sub-Account
Income:
Dividend income	$ 32,395	$	$ 580	$ 2,184
Expenses:
Mortality and expense risk charges	(32,360)		(1,144)	(2,473)
Distribution expense charges	(3,883)		(137)	(297)
Net investment loss	(3,848)		(701)	(586)
Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	91,378		403	(10,959)
Realized gain distributions Net realized gains (losses)	-		-	-
	91,378		403	(10,959)
Net change in unrealized appreciation/ depreciation	792,485		24,617	53,772
Net realized and change in unrealized gains	883,863		25,020	42,813
Increase in net assets from operations	$ 880,015		$ 24,319	$ 42,227

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

Income:	RES Sub-Account	GTR Sub-Account	GT2 Sub-Account

Dividend income	$ 83,218	$ 227,526	$ 4,873
Expenses:
Mortality and expense risk charges	(61,894)	(34,208)	(995)
Distribution expense charges	(7,427)	(4,105)	(119)
Net investment income	13,897	189,213	3,759
Net realized and change in unrealized gains:
Net realized losses on sale of shares	(145,089)	(79,805)	(18,522)
Realized gain distributions Net realized losses	-	-	-
	(145,089)	(79,805)	(18,522)
Net change in unrealized appreciation/ depreciation	1,502,559	243,919	18,862
Net realized and change in unrealized gains	1,357,470	164,114	340
Increase in net assets from operations	$ 1,371,367	$ 353,327	$ 4,099

Income:	GSS Sub-Account	MFK Sub-Account	EGS Sub-Account

Dividend income	$ 265,948	$ 779,637	$ 10,906
Expenses:
Mortality and expense risk charges	(64,216)	(323,842)	(48,533)
Distribution expense charges	(7,706)	(38,861)	(5,824)
Net investment income (loss)	194,026	416,934	(43,451)
Net realized and change in unrealized (losses) gains:
Net realized gains (losses) on sale of shares	24,202	258,019	(65,848)
Realized gain distributions Net realized gains (losses)	-	-	-
	24,202	258,019	(65,848)
Net change in unrealized appreciation/ depreciation	(61,016)	(166,281)	1,344,134
Net realized and change in unrealized (losses) gains	(36,814)	91,738	1,278,286
Increase in net assets from operations	$ 157,212	$ 508,672	$ 1,234,835

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

Income:	HYS Sub-Account	MFC Sub-Account	IGS Sub-Account

Dividend income	$ 266,908	$ 486,018	$ 10,551
Expenses:
Mortality and expense risk charges	(33,090)	(74,933)	(10,826)
Distribution expense charges	(3,971)	(8,992)	(1,299)
Net investment income (loss)	229,847	402,093	(1,574)
Net realized and change in unrealized gains:
Net realized losses on sale of shares	(328,652)	(950,062)	(91,807)
Realized gain distributions Net realized losses	-	-	-
	(328,652)	(950,062)	(91,807)
Net change in unrealized appreciation/ depreciation	1,150,706	2,401,471	386,672
Net realized and change in unrealized gains	822,054	1,451,409	294,865
Increase in net assets from operations	$ 1,051,901	$ 1,853,502	$ 293,291

Income:	IG1 Sub-Account	MII Sub-Account	MI1 Sub-Account

Dividend income	$ 2,903	$ 58,835	$ 385,441
Expenses:
Mortality and expense risk charges	(5,675)	(22,196)	(176,334)
Distribution expense charges	(681)	(2,664)	(21,160)
Net investment (loss) income	(3,453)	33,975	187,947
Net realized and change in unrealized gains:
Net realized losses on sale of shares	(50,572)	(69,398)	(1,659,678)
Realized gain distributions Net realized losses	-	-	-
	(50,572)	(69,398)	(1,659,678)
Net change in unrealized appreciation/ depreciation	185,832	429,927	4,316,649
Net realized and change in unrealized gains	135,260	360,529	2,656,971
Increase in net assets from operations	$ 131,807	$ 394,504	$ 2,844,918

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

Income:	M1B Sub-Account	MC1 Sub-Account	MCV Sub-Account7

Dividend income	$ 6,488	$ -	$ 7,387
Expenses:
Mortality and expense risk charges	(18,294)	(3,246)	(5,032)
Distribution expense charges	(2,195)	(390)	(604)
Net investment (loss) income	(14,001)	(3,636)	1,751
Net realized and change in unrealized gains:
Net realized losses on sale of shares	(92,359)	(32,520)	(169,218)
Realized gain distributions Net realized losses	-	-	-
	(92,359)	(32,520)	(169,218)
Net change in unrealized appreciation/ depreciation	486,497	103,400	265,669
Net realized and change in unrealized gains	394,138	70,880	96,451
Increase in net assets from operations	$ 380,137	$ 67,244	$ 98,202

	MMS Sub-Account	MM1 Sub-Account	NWD Sub-Account
Income:
Dividend income	$ 23	$ 19	$ -
Expenses:
Mortality and expense risk charges	(81,834)	(192,719)	(9,636)
Distribution expense charges	(9,820)	(23,126)	(1,156)
Net investment loss	(91,631)	(215,826)	(10,792)
Net realized and change in unrealized gains:
Net realized losses on sale of shares	-	-	(38,621)
Realized gain distributions	-	-	-
Net realized losses	-	-	(38,621)
Net change in unrealized appreciation/ depreciation	-	-	443,044
Net realized and change in unrealized gains	-	-	404,423
(Decrease) increase in net assets from operations	$ (91,631)	$ (215,826)	$ 393,631

7 Effective December 2, 2009, MFS VIT II Mid Cap Value Portfolio S Class Sub-Account (MCV) was closed to all investments except transfers/liquidations out of the fund.  Liquidation occurred on December 4, 2009 and funds were merged into MV1 Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

Income:	MIA Sub-Account	RIS Sub-Account	RI1 Sub-Account

Dividend income	$ -	$ 21,223	$ 211,818
Expenses:
Mortality and expense risk charges	(96,687)	(8,855)	(107,447)
Distribution expense charges	(11,602)	(1,063)	(12,894)
Net investment (loss) income	(108,289)	11,305	91,477
Net realized and change in unrealized gains:
Net realized losses on sale of shares	(1,072,797)	(186,222)	(1,359,270)
Realized gain distributions Net realized losses	-	-	-
	(1,072,797)	(186,222)	(1,359,270)
Net change in unrealized appreciation/ depreciation	4,314,670	374,600	3,187,337
Net realized and change in unrealized gains	3,241,873	188,378	1,828,067
Increase in net assets from operations	$ 3,133,584	$ 199,683	$ 1,919,544

	SIS Sub-Account	SI1 Sub-Account	TE1 Sub-Account
Income:
Dividend income	$ 140,469	$ 15,670	$ -
Expenses:
Mortality and expense risk charges	(16,953)	(2,336)	(19)
Distribution expense charges	(2,034)	(280)	(2)
Net investment income (loss)	121,482	13,054	(21)
Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(62,398)	(5,717)	4
Realized gain distributions Net realized (losses) gains	-	-	-
	(62,398)	(5,717)	4
Net change in unrealized appreciation/ depreciation	253,876	28,661	567
Net realized and change in unrealized gains	191,478	22,944	571
Increase in net assets from operations	$ 312,960	$ 35,998	$ 550

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

Income:	TRS Sub-Account	MFJ Sub-Account	UTS Sub-Account

Dividend income	$ 627,905	$ 2,143,233	$ 255,348
Expenses:
Mortality and expense risk charges	(194,278)	(917,747)	(61,942)
Distribution expense charges	(23,313)	(110,130)	(7,433)
Net investment income	410,314	1,115,356	185,973
Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(573,494)	(3,547,527)	241,071
Realized gain distributions Net realized (losses) gains	-	-	-
	(573,494)	(3,547,527)	241,071
Net change in unrealized appreciation/ depreciation	2,562,285	11,713,052	943,353
Net realized and change in unrealized gains	1,988,791	8,165,525	1,184,424
Increase in net assets from operations	$ 2,399,105	$ 9,280,881	$ 1,370,397

Income:	MFE Sub-Account	MVS Sub-Account	MV1 Sub-Account8

Dividend income	$ 172,960	$ 46,851	$ 116,357
Expenses:
Mortality and expense risk charges	(63,990)	(31,777)	(116,007)
Distribution expense charges	(7,679)	(3,813)	(13,921)
Net investment income (loss)	101,291	11,261	(13,571)
Net realized and change in unrealized gains:
Net realized losses on sale of shares	(301,909)	(209,667)	(795,066)
Realized gain distributions Net realized losses	-	-	-
	(301,909)	(209,667)	(795,066)
Net change in unrealized appreciation/ depreciation	1,507,388	619,085	2,578,856
Net realized and change in unrealized gains	1,205,479	409,418	1,783,790
Increase in net assets from operations	$ 1,306,770	$ 420,679	$ 1,770,219

8 Effective December 7, 2009, liquidated funds from SVS Sub-Account were merged into MV1 Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

	OBV Sub-Account	OCA Sub-Account	OGG Sub-Account
Income:
Dividend income	$ -	$ 109	$ 55,614
Expenses:
Mortality and expense risk charges	(8,753)	(27,133)	(43,103)
Distribution expense charges	(1,050)	(3,256)	(5,172)
Net investment (loss) income	(9,803)	(30,280)	7,339
Net realized and change in unrealized gains:
Net realized losses on sale of shares	(30,287)	(89,346)	(319,123)
Realized gain distributions	-	-	61,671
Net realized losses	(30,287)	(89,346)	(257,452)
Net change in unrealized appreciation/ depreciation	158,996	729,812	1,192,559
Net realized and change in unrealized gains	128,709	640,466	935,107
Increase in net assets from operations	$ 118,906	$ 610,186	$ 942,446

	OMG	OMS	PRA
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 639,876	$ 4,844	$ 13,681
Expenses:
Mortality and expense risk charges	(592,927)	(10,361)	(2,926)
Distribution expense charges	(71,151)	(1,243)	(351)
Net investment (loss) income	(24,202)	(6,760)	10,404
Net realized and change in unrealized gains:
Net realized losses on sale of shares	(4,495,842)	(51,227)	(5,751)
Realized gain distributions Net realized losses	-	-	-
	(4,495,842)	(51,227)	(5,751)
Net change in unrealized appreciation/ depreciation	14,364,866	369,428	30,601
Net realized and change in unrealized gains	9,869,024	318,201	24,850
Increase in net assets from operations	$ 9,844,822	$ 311,441	$ 35,254

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

Income:	PCR Sub-Account	PMB Sub-Account	6TT Sub-Account9

Dividend income	$ 188,023	$ 45,728	$ 15,506
Expenses:
Mortality and expense risk charges	(41,713)	(12,033)	(6,552)
Distribution expense charges	(5,006)	(1,444)	(786)
Net investment income	141,304	32,251	8,168
Net realized and change in unrealized gains (losses):
Net realized (losses) gains on sale of shares	(779,369)	(26,897)	298
Realized gain distributions	336,437	-	9,123
Net realized (losses) gains	(442,932)	(26,897)	9,421
Net change in unrealized appreciation/ depreciation	1,287,475	171,059	(25,609)
Net realized and change in unrealized gains (losses)	844,543	144,162	(16,188)
Increase (decrease) in net assets from operations	$ 985,847	$ 176,413	$ (8,020)

Income:	PLD Sub-Account10	PRR Sub-Account	PTR Sub-Account

Dividend income	$ 195,264	$ 216,886	$ 1,151,857
Expenses:
Mortality and expense risk charges	(105,082)	(108,389)	(336,827)
Distribution expense charges	(12,610)	(13,007)	(40,419)
Net investment income	77,572	95,490	774,611
Net realized and change in unrealized (losses) gains:
Net realized (losses) gains on sale of shares	(3,102,823)	(66,854)	199,759
Realized gain distributions		279,544	799,729
Net realized (losses) gains	(3,102,823)	212,690	999,488
Net change in unrealized appreciation/ depreciation	2,245,418	747,930	684,164
Net realized and change in unrealized (losses) gains	(857,405)	960,620	1,683,652
(Decrease) increase in net assets from operations	$ (779,833)	$ 1,056,110	$ 2,458,263

9 For the period August 17, 2009 (commencement of operations) through December 31, 2009.

10 Effective February 23, 2009, the PIMCO VIT Low Duration Portfolio (Admin) Sub-Account (PLD) was closed and merged into SDC

Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

	1XX Sub-Account	3XX Sub-Account11	5XX Sub-Account
Income:
Dividend income	$ -	$ 1,542	$ 31,878
Expenses:
Mortality and expense risk charges	(2,154)	(456)	(29,275)
Distribution expense charges	(259)	(55)	(3,513)
Net investment (loss) income	(2,413)	1,031	(910)
Net realized and change in unrealized gains:
Net realized gains on sale of shares	2,315	632	4,791
Realized gain distributions	18,748	1,849	72,399
Net realized gains	21,063	2,481	77,190
Net change in unrealized appreciation/ depreciation	30,458	4,122	65,486
Net realized and change in unrealized gains	51,521	6,603	142,676
Increase in net assets from operations	$ 49,108	$ 7,634	$ 141,766

Income:	SVV Sub-Account	2XX Sub-Account	SGC Sub-Account

Dividend income	$ 19,700	$ 1,169	$ 53,532
Expenses:
Mortality and expense risk charges	(151,586)	(3,280)	(69,167)
Distribution expense charges	(18,190)	(394)	(8,300)
Net investment loss	(150,076)	(2,505)	(23,935)
Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(464,041)	5,292	253,549
Realized gain distributions	-	13,912	463,301
Net realized (losses) gains	(464,041)	19,204	716,850
Net change in unrealized appreciation/ depreciation	3,866,657	64,874	1,465,691
Net realized and change in unrealized gains	3,402,616	84,078	2,182,541
Increase in net assets from operations	$ 3,252,540	$ 1,573	$ 2,158,606

11 Commencement of operations was October 6, 2008; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

Income:	S13 Sub-Account	SDC Sub-Account	S15 Sub-Account

Dividend income	$ 7,280	$ 855,895	$ 81,191
Expenses:
Mortality and expense risk charges	(8,154)	(673,213)	(69,097)
Distribution expense charges	(978)	(80,786)	(8,292)
Net investment (loss) income	(1,852)	101,896	3,802
Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(17,713)	195,996	32,040
Realized gain distributions	86,322	388,355	44,867
Net realized gains	68,609	584,351	76,907
Net change in unrealized appreciation/ depreciation	122,599	337,098	(2,778)
Net realized and change in unrealized gains	191,208	921,449	74,129
Increase in net assets from operations	$ 189,356	$ 1,023,345	$ 77,931

Income:	7XX Sub-Account	8XX Sub-Account	6XX Sub-Account

Dividend income	$ 3,651	$ 3,319	$ 2,556
Expenses:
Mortality and expense risk charges	(205,107)	(181,906)	(94,682)
Distribution expense charges	(24,613)	(21,829)	(11,362)
Net investment loss	(226,069)	(200,416)	(103,488)
Net realized and change in unrealized gains:
Net realized gains on sale of shares	87,690	397,277	84,900
Realized gain distributions	418	1,411	373
Net realized gains	88,108	398,688	85,273
Net change in unrealized appreciation/ depreciation	3,427,770	3,086,717	1,133,463
Net realized and change in unrealized gains	3,515,878	3,485,405	1,218,736
Increase in net assets from operations	$ 3,289,809	$ 3,284,989	$ 1,115,248

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

Income:	SLC Sub-Account12	S12 Sub-Account	SSA Sub-Account

Dividend income	$ 162,049	$ 2,246	$ 5,518
Expenses:
Mortality and expense risk charges	(376,711)	(4,435)	(7,857)
Distribution expense charges	(45,205)	(532)	(943)
Net investment loss	(259,867)	(2,721)	(3,282)
Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	1,955,950	(1,995)	(95,991)
Realized gain distributions	2,770,895	71,160	-
Net realized gains (losses)	4,726,845	69,165	(95,991)
Net change in unrealized appreciation/ depreciation	7,314,812	130	200,050
Net realized and change in unrealized gains	12,041,657	69,295	104,059
Increase in net assets from operations	$ 11,781,790	$ 66,574	$ 100,777

Income:	VSC Sub-Account	S14 Sub-Account	4XX Sub-Account

Dividend income	$ 4,210	$ 89,217	$ 154,782
Expenses:
Mortality and expense risk charges	(109,777)	(16,412)	(111,769)
Distribution expense charges	(13,173)	(1,969)	(13,412)
Net investment (loss) income	(118,740)	70,836	29,601
Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(1,715,570)	(30,684)	28,296
Realized gain distributions		36,966	216,017
Net realized (losses) gains	(1,715,570)	6,282	244,313
Net change in unrealized appreciation/ depreciation	4,477,558	193,127	201,389
Net realized and change in unrealized gains	2,761,988	199,409	445,702
Increase in net assets from operations	$ 2,643,248	$ 270,245	$ 475,303

12 For the period February 23, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

Income:	S16 Sub-Account	LGF Sub-Account	SC3 Sub-Account

Dividend income	$ 451	$ 1,296	$ 10,661
Expenses:
Mortality and expense risk charges	(24,117)	(7,011)	(5,136)
Distribution expense charges	(2,894)	(841)	(616)
Net investment (loss) income	(26,560)	(6,556)	4,909
Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(202,654)	103,917	(186,744)
Realized gain distributions	-	-	2,182
Net realized (losses) gains	(202,654)	103,917	(184,562)
Net change in unrealized appreciation/ depreciation	666,010	54,684	294,690
Net realized and change in unrealized gains	463,356	158,601	110,128
Increase in net assets from operations	$ 436,796	$ 152,045	$ 115,037
	SRE	IGB	CMM
	Sub-Account	Sub-Account	Sub-Account1
Income:
Dividend income	$ 273,985	$ 105,429	$ 217
Expenses:
Mortality and expense risk charges	(137,278)	(39,278)	(55,742)
Distribution expense charges	(16,473)	(4,713)	(6,689)
Net investment income (loss)	120,234	61,438	(62,214)
Net realized and change in unrealized gains:
Net realized losses on sale of shares	(5,981,156)	(76,562)	-
Realized gain distributions	60,895	1,998	-
Net realized losses	(5,920,261)	(74,564)	-
Net change in unrealized appreciation/ depreciation	9,089,147	392,569	-
Net realized and change in unrealized gains	3,168,886	318,005	-
Increase (decrease) in net assets from operations	$ 3,289,120	$ 379,443	$ (62,214)

1 Effective the end of the day Friday, September 25, 2009 Alliance Bernstein VPS Wealth Appreciation Strategy Portfolio B Share was liquidated.  Any money still in the fund was transferred to Sun Capital Money Market Fund (Service Class).

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

	VKU Sub-Account	VKM Sub-Account	VKC Sub-Account
Income:
Dividend income	$ 17,452	$ -	$ 624
Expenses:
Mortality and expense risk charges	(8,476)	(5,390)	(976)
Distribution expense charges	(1,017)	(647)	(117)
Net investment income (loss)	7,959	(6,037)	(469)
Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	7,541	29,053	(3,686)
Realized gain distributions Net realized gains (losses)	-	-	-
	7,541	29,053	(3,686)
Net change in unrealized appreciation/ depreciation	137,571	104,444	28,219
Net realized and change in unrealized gains	145,112	133,497	24,533
Increase in net assets from operations	$ 153,071	$ 127,460	$ 24,064

	VLC Sub-Account	WTF Sub-Account
Income:
Dividend income	$ 57,016	$ -
Expenses:
Mortality and expense risk charges	(20,932)	(312)
Distribution expense charges	(2,512)	(37)
Net investment income (loss)	33,572	(349)
Net realized and change in unrealized gains:
Net realized losses on sale of shares	(105,849)	(1,565)
Realized gain distributions Net realized losses	-	-
	(105,849)	(1,565)
Net change in unrealized appreciation/ depreciation	466,016	11,624
Net realized and change in unrealized gains	360,167	10,059
Increase in net assets from operations	$ 393,739	$ 9,710

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)

(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	AVB Sub-Account		AN4 Sub-Account
	December 31, 2009	December 31, 200813	December 31, 2009	December 31, 200813
Operations:
Net investment (loss) income	$ (22,496)	$ 7,316	$ 1,297	$ (466)
Net realized gains (losses)	1,934	1,332	(3,209)	(214)
Net change in unrealized appreciation/depreciation	550,795	(276,678)	52,006	(32,446)
Net increase (decrease) from operations	530,233	(268,030)	50,094	(33,126)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,330,348	-	113,110	-
Transfers between Sub-Accounts
(including the Fixed Account), net	1,118,281	1,207,252	177,824	83,954
Withdrawals, surrenders, annuitizations
and contract charges	(36,326)	(2,976)	(572)	(39)
Net accumulation activity	2,412,303	1,204,276	290,362	83,915

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	2,412,303	1,204,276	290,362	83,915

Total increase in net assets	2,942,536	936,246	340,456	50,789

Net assets at beginning of year	936,246	-	50,789	-
Net assets at end of year	$ 3,878,782	$ 936,246	$ 391,245	$ 50,789,789

13 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	IVB Sub-Account		AVW Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200813	20091	200813
Operations:
Net investment (loss) income	$ (24,748)	$ (20,843)	$ 494	$ (316)
Net realized (losses) gains	(956,632)	(285,894)	18,826	(178)
Net change in unrealized appreciation/depreciation	2,389,071	(1,358,565)	13,457	(13,457)
Net increase (decrease) from operations	1,407,691	(1,665,302)	32,777	(13,951)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	102,927	2,349,509	142,637	39,936
Transfers between Sub-Accounts
(including the Fixed Account), net	(269,448)	2,514,759	(215,848)	14,908
Withdrawals, surrenders, annuitizations
and contract charges	(195,059)	(211,231)	(373)	(86)
Net accumulation activity	(361,580)	4,653,037	(73,584)	54,758

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(361,580)	4,653,037	(73,584)	54,758

Total increase (decrease) in net assets	1,046,111	2,987,735	(40,807)	40,807

Net assets at beginning of year	2,987,735	-	40,807	-
Net assets at end of year	$ 4,033,846	$ 2,987,735	$ -	$40,807

1 Effective the end of the day Friday, September 25, 2009, AVW was liquidated.  Any money still in the fund was transferred to CMM Sub-Account.

13 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	9XX Sub-Account		NMT Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200814	2009	2008
Operations:
Net investment income (loss)	$ 215,033	$ 31,568	$ (328)	$ (573)
Net realized gains (losses)	92,361	6,779	(743)	(1,317)
Net change in unrealized appreciation/depreciation	1,947,661	23,132	5,522	(15,875)
Net increase (decrease) from operations	2,255,055	61,479	4,451	(17,765)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	19,930,948	301,273	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	7,843,809	890,962	-	-
Withdrawals, surrenders, annuitizations
and contract charges	(134,349)	(563)	(3,361)	(3,210)
Net accumulation activity	27,640,408	1,191,672	(3,361)	(3,210)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	27,640,408	1,191,672	(3,361)	(3,210)

Total increase (decrease) in net assets	29,895,463	1,253,151	1,090	(20,975)

Net assets at beginning of year	1,253,151	-	18,234	39,209
Net assets at end of year	$ 31,148,614	$ 1,253,151	$ 19,324	$ 18,234

14 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MCC Sub-Account		MNG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment (loss) income	$ (112,944)	$ (95,870)	$ (212)	$ (440)
Net realized (losses) gains	(1,035,913)	(212,492)	(410)	(1,406)
Net change in unrealized appreciation/depreciation	2,931,870	(3,084,371)	4,883	(12,736)
Net increase (decrease) from operations	1,783,013	(3,392,733)	4,261	(14,582)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	330,238	2,926,739	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(439,804)	2,426,875	-	-
Withdrawals, surrenders, annuitizations
and contract charges	(251,964)	(299,562)	(3,273)	(3,197)
Net accumulation activity	(361,530)	5,054,052	(3,273)	(3,197)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(361,530)	5,054,052	(3,273)	(3,197)

Total increase (decrease) in net assets	1,421,483	1,661,319	988	(17,779)

Net assets at beginning of year	5,875,201	4,213,882	17,725	35,504
Net assets at end of year	$ 7,296,684	$ 5,875,201	$ 18,713	$ 17,725

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	CMG Sub-Account		NMI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment (loss) income	$ (11,270)	$ (8,280)	$ 2,175	$ (3,439)
Net realized (losses) gains	(53,113)	(8,483)	(101,780)	274,693
Net change in unrealized appreciation/depreciation	273,024	(231,159)	565,272	(1,239,618)
Net increase (decrease) from operations	208,641	(247,922)	465,667	(968,364)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	704,740	69,608	122,781	1,195,214
Transfers between Sub-Accounts
(including the Fixed Account), net	132,030	217,719	429,140	129,525
Withdrawals, surrenders, annuitizations
and contract charges	(28,714)	(63,811)	(15,101)	(24,811)
Net accumulation activity	808,056	223,516	536,820	1,299,928

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	808,056	223,516	536,820	1,299,928

Total increase (decrease) in net assets	1,016,697	(24,406)	1,002,487	331,564

Net assets at beginning of year	458,764	483,170	1,137,888	806,324
Net assets at end of year	$ 1,475,461	$ 458,764	$ 2,140,375	$ 1,137,888

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	FVB Sub-Account		FL1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	200813
Operations:
Net investment income (loss)	$ 15,431	$ 9,519	$ (366)	$ 11,404
Net realized losses	(36,485)	(7,133)	(200,044)	(121,998)
Net change in unrealized appreciation/depreciation	517,942	(311,645)	3,402,669	(506,833)
Net increase (decrease) from operations	496,888	(309,259)	3,202,259	(617,427)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,008,491	581,046	8,647,388	1,696,915
Transfers between Sub-Accounts
(including the Fixed Account), net	610,979	509,693	2,173,641	1,456,395
Withdrawals, surrenders, annuitizations
and contract charges	(36,350)	(56,777)	(363,439)	(52,967)
Net accumulation activity	1,583,120	1,033,962	10,457,590	3,100,343

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	1,583,120	1,033,962	10,457,590	3,100,343

Total increase in net assets	2,080,008	724,703	13,659,849	2,482,916

Net assets at beginning of year	896,562	171,859	2,482,916	-
Net assets at end of year	$ 2,976,570	$ 896,562	$ 16,142,765	$ 2,482,916

13 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	F10 Sub-Account		F15 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 19,836	$ 9,230	$ 44,531	$ 21,723
Net realized (losses) gains	(26,331)	43,330	(47,224)	84,366
Net change in unrealized appreciation/depreciation	218,005	(435,083)	473,018	(764,357)
Net increase (decrease) from operations	211,510	(382,523)	470,325	(658,268)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,083	1,003	830,664	365,369
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,528)	51,340	52,183	(66,273)
Withdrawals, surrenders, annuitizations
and contract charges	(71,525)	(54,549)	(493,042)	(38,278)
Net accumulation activity	(71,970)	(2,206)	389,805	260,818

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(71,970)	(2,206)	389,805	260,818

Total increase (decrease) in net assets	139,540	(384,729)	860,130	(397,450)

Net assets at beginning of year	1,051,642	1,436,371	1,724,572	2,122,022
Net assets at end of year	$ 1,191,182	$ 1,051,642	$ 2,584,702	$ 1,724,572

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	F20 Sub-Account		FVM Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income (loss)	$ 48,914	$ 27,286	$ (103,035)	$ (130,617)
Net realized (losses) gains	(5,142)	113,215	(1,297,545)	999,957
Net change in unrealized appreciation/depreciation	638,138	(1,282,950)	4,048,747	(5,237,455)
Net increase (decrease) from operations	681,910	(1,142,449)	2,648,167	(4,368,115)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	254,411	1,462,336	1,265,304	1,543,667
Transfers between Sub-Accounts
(including the Fixed Account), net	64,721	333,379	(1,114,699)	2,349,827
Withdrawals, surrenders, annuitizations
and contract charges	(38,471)	(82,970)	(323,382)	(284,256)
Net accumulation activity	280,661	1,712,745	(172,777)	3,609,238

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	280,661	1,712,745	(172,777)	3,609,238

Total increase (decrease) in net assets	962,571	570,296	2,475,390	(758,877)

Net assets at beginning of year	2,479,513	1,909,217	7,759,052	8,517,929
Net assets at end of year	$ 3,442,084	$ 2,479,513	$ 10,234,442	$ 7,759,052

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	SGI Sub-Account		S17 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	200813
Operations:
Net investment (loss) income	$ (153,303)	$ 12,838	$ 25,236	$ 38,038
Net realized (losses) gains	(289,669)	616,806	(77,278)	42,723
Net change in unrealized appreciation/depreciation	3,612,810	(2,068,549)	768,544	(607,306)
Net increase (decrease) from operations	3,169,838	(1,438,905)	716,502	(526,545)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	11,572,999	4,048,504	72,506	1,031,366
Transfers between Sub-Accounts
(including the Fixed Account), net	3,698,449	1,511,576	460,315	1,433,247
Withdrawals, surrenders, annuitizations
and contract charges	(516,865)	(217,091)	(234,906)	(22,278)
Net accumulation activity	14,754,583	5,342,989	297,915	2,442,335

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	14,754,583	5,342,989	297,915	2,442,335

Total increase in net assets	17,924,421	3,904,084	1,014,417	1,915,790

Net assets at beginning of year	7,852,206	3,948,122	1,915,790	-
Net assets at end of year	$ 25,776,627	$ 7,852,206	$ 2,930,207	$ 1,915,790

13 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	ISC Sub-Account		FVS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income (loss)	$ 295,435	$ 108,819	$ (3,854)	$ (11,898)
Net realized (losses) gains	(384,256)	(42,018)	(593,212)	31,686
Net change in unrealized appreciation/depreciation	1,626,661	(1,246,153)	1,200,665	(904,656)
Net increase (decrease) from operations	1,537,840	(1,179,352)	603,599	(884,868)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,630,735	1,099,832	655,139	169,874
Transfers between Sub-Accounts
(including the Fixed Account), net	851,974	1,676,141	15,794	351,685
Withdrawals, surrenders, annuitizations
and contract charges	(206,379)	(325,200)	(184,350)	(116,899)
Net accumulation activity	2,276,330	2,450,773	486,583	404,660

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	2,276,330	2,450,773	486,583	404,660

Total increase (decrease) in net assets	3,814,170	1,271,421	1,090,182	(480,208)

Net assets at beginning of year	3,428,485	2,157,064	1,856,955	2,337,163
Net assets at end of year	$ 7,242,655	$ 3,428,485	$ 2,947,137	$ 1,856,955

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	SIC Sub-Account		FMS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 50,635	$ 16,558	$ 87,681	$ 100,769
Net realized losses	(3,614)	(5,200)	(710,919)	(9,801)
Net change in unrealized appreciation/depreciation	114,052	(56,534)	3,869,218	(2,951,497)
Net increase (decrease) from operations	161,073	(45,176)	3,245,980	(2,860,529)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	502,516	116,465	8,082,028	2,441,229
Transfers between Sub-Accounts
(including the Fixed Account), net	164,403	177,428	1,827,245	1,688,640
Withdrawals, surrenders, annuitizations
and contract charges	(22,861)	(9,611)	(455,764)	(281,300)
Net accumulation activity	644,058	284,282	9,453,509	3,848,569

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	644,058	284,282	9,453,509	3,848,569

Total increase in net assets	805,131	239,106	12,699,489	988,040

Net assets at beginning of year	350,585	111,479	6,358,281	5,370,241
Net assets at end of year	$ 1,155,716	$ 350,585	$ 19,057,770	$ 6,358,281

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	TDM Sub-Account		FTI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 115,865	$ 42,876	$ 440,229	$ 214,763
Net realized (losses) gains	(1,346,117)	677,019	(1,875,159)	3,150,414
Net change in unrealized appreciation/depreciation	3,309,471	(3,895,976)	9,335,470	(20,167,383)
Net increase (decrease) from operations	2,079,219	(3,176,081)	7,900,540	(16,802,206)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	46,500	576,065	146,802	529,218
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,255,191)	1,647,772	(4,434,208)	2,505,984
Withdrawals, surrenders, annuitizations
and contract charges	(202,000)	(147,638)	(1,932,965)	(2,035,301)
Net accumulation activity	(1,410,691)	2,076,199	(6,220,371)	999,901

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(1,410,691)	2,076,199	(6,220,371)	999,901

Total increase (decrease) in net assets	668,528	(1,099,882)	1,680,169	(15,802,305)

Net assets at beginning of year	3,458,744	4,558,626	24,577,223	40,379,528
Net assets at end of year	$ 4,127,272	$ 3,458,744	$ 26,257,392	$ 24,577,223

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	FTG Sub-Account		LRE Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	200813
Operations:
Net investment income	$ 32,680	$ 993	$ 32,700	$ 14,119
Net realized (losses) gains	(317,791)	90,503	(103,505)	(28,827)
Net change in unrealized appreciation/depreciation	871,969	(1,326,447)	685,215	(273,334)
Net increase (decrease) from operations	586,858	(1,234,951)	614,410	(288,042)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	444,952	121,640	930,181	485,605
Transfers between Sub-Accounts
(including the Fixed Account), net	(53,861)	506,530	355,196	347,559
Withdrawals, surrenders, annuitizations
and contract charges	(113,111)	(113,517)	(30,704)	(38,059)
Net accumulation activity	277,980	514,653	1,254,673	795,105

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	277,980	514,653	1,254,673	795,105

Total increase (decrease) in net assets	864,838	(720,298)	1,869,083	507,063

Net assets at beginning of year	1,823,983	2,544,281	507,063	-
Net assets at end of year	$ 2,688,821	$ 1,823,983	$ 2,376,146	$ 507,063

13 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	LAV Sub-Account		LA1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	20092	2008
Operations:
Net investment loss	$ (48,204)	$ (41,127)	$ (58,517)	$ (38,326)
Net realized losses	(279,526)	(107,161)	(22,679,374)	(855,528)
Net change in unrealized appreciation/depreciation	1,077,454	(1,039,867)	16,484,796	(15,339,994)
Net increase (decrease) from operations	749,724	(1,188,155)	(6,253,095)	(16,233,848)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	753,745	283,503	23,690	2,319,230
Transfers between Sub-Accounts
(including the Fixed Account), net	(41,853)	(74,878)	(21,727,373)	4,116,249
Withdrawals, surrenders, annuitizations
and contract charges	(276,389)	(176,462)	(181,780)	(1,877,216)
Net accumulation activity	435,503	32,163	(21,885,463)	4,558,263

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	435,503	32,163	(21,885,463)	4,558,263

Total increase (decrease) in net assets	1,185,227	(1,155,992)	(28,138,558)	(11,675,585)

Net assets at beginning of year	2,685,393	3,841,385	28,138,558	39,814,143
Net assets at end of year	$ 3,870,620	$ 2,685,393	$ -	$ 28,138,558

2 Effective February 23, 2009, LA1 Sub-Account was closed and merged into SLC Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	LA9 Sub-Account		LA2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	20093	2008
Operations:
Net investment loss	$ (65,500)	$ (81,426)	$ (10,656)	$ (20,980)
Net realized (losses) gains	(279,791)	54,125	(4,651,024)	(91,554)
Net change in unrealized appreciation/depreciation	1,700,555	(2,145,963)	3,967,786	(2,883,771)
Net increase (decrease) from operations	1,355,264	(2,173,264)	(693,894)	(2,996,305)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	269,203	138,302	3,022	191,101
Transfers between Sub-Accounts
(including the Fixed Account), net	573,794	80,007	(4,050,040)	395,647
Withdrawals, surrenders, annuitizations
and contract charges	(351,572)	(283,413)	(22,879)	(322,489)
Net accumulation activity	491,425	(65,104)	(4,069,897)	264,259

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	491,425	(65,104)	(4,069,897)	264,259

Total increase (decrease) in net assets	1,846,689	(2,238,368)	(4,763,791)	(2,732,046)

Net assets at beginning of year	3,599,608	5,837,976	4,763,791	7,495,837
Net assets at end of year	$ 5,446,297	$ 3,599,608	$ -	$ 4,763,791

3 LA2 Sub-Account was closed and merged into SGC Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MIS Sub-Account		MIT Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20096	2008	2009	2008
Operations:
Net investment (loss) income	$ (16,818)	$ (20,798)	$ 95,689	$ 25,892
Net realized gains (losses)	63,884	58,692	(484,143)	(253,373)
Net change in unrealized appreciation/depreciation	787,993	(1,347,604)	2,420,468	(6,063,439)
Net increase (decrease) from operations	835,059	(1,309,710)	2,032,014	(6,290,920)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	243,792	43,461	57,579	82,196
Transfers between Sub-Accounts
(including the Fixed Account), net	8,017,829	(84,034)	(424,388)	(626,809)
Withdrawals, surrenders, annuitizations
and contract charges	(630,219)	(417,975)	(1,408,563)	(2,859,302)
Net accumulation activity	7,631,402	(458,548)	(1,775,372)	(3,403,915)

Annuitization Activity:
Annuitizations	-	-	-	42,044
Annuity payments and contract charges	(15,256)	(15,372)	(31,138)	(51,181)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(11,134)	4,756	(29,913)	71,599
Net annuitization activity	(26,390)	(10,616)	(61,051)	62,462

Net increase (decrease) from contract owner transactions	7,605,012	(469,164)	(1,836,423)	(3,341,453)

Total increase (decrease) in net assets	8,440,071	(1,778,874)	195,591	(9,632,373)

Net assets at beginning of year	1,997,170	3,776,044	9,988,407	19,620,780
Net assets at end of year	$ 10,437,241	$ 1,997,170	$ 10,183,998	$ 9,988,407

6 Effective December 2, 2009, CAS and MFD Sub-Accounts were closed to all investments except transfers/liquidations out of the fund; liquidation occurred on December 4, 2009 and funds were merged into MIS Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	SVS Sub-Account		MFL Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20095	2008	2009	2008
Operations:
Net investment income (loss)	$ 564	$ (540)	$ 52,493	$ (84,165)
Net realized (losses) gains	(50,295)	4,789	(927,248)	46,384
Net change in unrealized appreciation/depreciation	49,897	(44,394)	3,829,914	(7,305,356)
Net increase (decrease) from operations	166	(40,145)	2,955,159	(7,343,137)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	23	83	83,886	211,067
Transfers between Sub-Accounts
(including the Fixed Account), net	(44,583)	(2,896)	(1,690,391)	153,642
Withdrawals, surrenders, annuitizations
and contract charges	(310)	(10,117)	(1,151,277)	(1,072,206)
Net accumulation activity	(44,870)	(12,930)	(2,757,782)	(707,497)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net decrease from contract owner transactions	(44,870)	(12,930)	(2,757,782)	(707,497)

Total (decrease) increase in net assets	(44,704)	(53,075)	197,377	(8,050,634)

Net assets at beginning of year	44,704	97,779	13,288,205	21,338,839
Net assets at end of year	$ -	$ 44,704	$ 13,485,582	$ 13,288,205

5  Effective June 29, 2009, MFS Strategic Value Portfolio S Class Sub-Account (SVS) was closed and merged with MV1 Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	BDS Sub-Account		MF7 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 68,408	$ 90,530	$ 26,284	$ 36,703
Net realized losses	(55,090)	(88,607)	(30,711)	(47,901)
Net change in unrealized appreciation/depreciation	324,761	(195,648)	374,354	(83,794)
Net increase (decrease) from operations	338,079	(193,725)	369,927	(94,992)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	451	347	2,084,426	107,359
Transfers between Sub-Accounts
(including the Fixed Account), net	365,725	(175,868)	1,091,326	(27,187)
Withdrawals, surrenders, annuitizations
and contract charges	(250,227)	(162,186)	(67,445)	(34,659)
Net accumulation activity	115,949	(337,707)	3,108,307	45,513

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(300)	126	-	-
Net annuitization activity	(300)	126	-	-

Net increase (decrease) from contract owner transactions	115,649	(337,581)	3,108,307	45,513

Total increase (decrease) in net assets	453,728	(531,306)	3,478,234	(49,479)

Net assets at beginning of year	1,231,976	1,763,282	652,770	702,249
Net assets at end of year	$ 1,685,704	$ 1,231,976	$ 4,131,004	$ 652,770

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	CAS Sub-Account		MFD Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20096	2008	20096	2008
Operations:
Net investment income (loss)	$ 11,886	$ (88,718)	$ (1,122)	$ (2,686)
Net realized gains (losses)	547,448	(82,655)	18,890	543
Net change in unrealized appreciation/depreciation	1,648,314	(4,234,959)	38,762	(85,078)
Net increase (decrease) from operations	2,207,648	(4,406,332)	56,530	(87,221)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	32,332	20,080	-	2,976
Transfers between Sub-Accounts
(including the Fixed Account), net	(8,211,586)	(204,902)	(215,907)	35,277
Withdrawals, surrenders, annuitizations
and contract charges	(776,665)	(1,608,709)	(5,219)	(3,070)
Net accumulation activity	(8,955,919)	(1,793,531)	(221,126)	35,183

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(4,331)	(9,786)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	52,893	30,812	-	-
Net annuitization activity	48,562	21,026	-	-

Net (decrease) increase from contract owner transactions	(8,907,357)	(1,772,505)	(221,126)	35,183

Total decrease in net assets	(6,699,709)	(6,178,837)	(164,596)	(52,038)

Net assets at beginning of year	6,699,709	12,878,546	164,596	216,634
Net assets at end of year	$ -	$ 6,699,709	$ -	$ 164,596

6 Effective December 2, 2009, CAS and MFD Sub-Accounts were closed to all investments except transfers/liquidations out of the fund; liquidation occurred on December 4, 2009 and funds were merged into MIS Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	RGS Sub-Account		RG1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income (loss)	$ 7,410	$ (20,490)	$ (2,340)	$ (3,771)
Net realized (losses) gains	(192,250)	(49,073)	(67,296)	12,743
Net change in unrealized appreciation/depreciation	666,314	(1,255,712)	248,184	(144,624)
Net increase (decrease) from operations	481,474	(1,325,275)	178,548	(135,652)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	46,725	38,950	332,113	46,715
Transfers between Sub-Accounts
(including the Fixed Account), net	(10,443)	(129,230)	197,113	12,998
Withdrawals, surrenders, annuitizations
and contract charges	(224,169)	(538,688)	(53,259)	(5,455)
Net accumulation activity	(187,887)	(628,968)	475,967	54,258

Annuitization Activity:
Annuitizations	-	11,968	-	-
Annuity payments and contract charges	(737)	(1,337)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	278	(495)	-	-
Net annuitization activity	(459)	10,136	-	-

Net (decrease) increase from contract owner transactions	(188,346)	(618,832)	475,967	54,258

Total increase (decrease) in net assets	293,128	(1,944,107)	654,515	(81,394)

Net assets at beginning of year	1,732,359	3,676,466	243,846	325,240
Net assets at end of year	$ 2,025,487	$ 1,732,359	$ 898,361	$ 243,846

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MFF Sub-Account		EME Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment (loss) income	$ (4,877)	$ (11,987)	$ 6,510	$ 820
Net realized (losses) gains	(122,610)	7,559	(124,690)	240,780
Net change in unrealized appreciation/depreciation	152,966	(368,958)	474,372	(1,128,485)
Net increase (decrease) from operations	25,479	(373,386)	356,192	(886,885)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,029	605	10,000	2,009
Transfers between Sub-Accounts
(including the Fixed Account), net	(332,253)	20,577	200,588	(456,007)
Withdrawals, surrenders, annuitizations
and contract charges	(33,213)	(3,321)	(109,519)	(172,205)
Net accumulation activity	(363,437)	17,861	101,069	(626,203)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	(1,886)	(2,835)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(917)	8
Net annuitization activity	-	-	(2,803)	(2,827)

Net (decrease) increase from contract owner transactions	(363,437)	17,861	98,266	(629,030)

Total (decrease) increase in net assets	(337,958)	(355,525)	454,458	(1,515,915)

Net assets at beginning of year	612,961	968,486	557,523	2,073,438
Net assets at end of year	$ 275,003	$ 612,961	$ 1,011,981	$ 557,523

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	EM1 Sub-Account		GGS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income (loss)	$ 2,782	$ (5,016)	$ 102,380	$ 63,246
Net realized gains (losses)	138,166	11,142	(24,280)	(6,371)
Net change in unrealized appreciation/depreciation	432,542	(441,180)	(59,332)	18,309
Net increase (decrease) from operations	573,490	(435,054)	18,768	75,184

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	486,616	40,262	-	4,356
Transfers between Sub-Accounts
(including the Fixed Account), net	403,156	451,765	23,951	185,529
Withdrawals, surrenders, annuitizations
and contract charges	(42,244)	(25,540)	(97,952)	(137,864)
Net accumulation activity	847,528	466,487	(74,001)	52,021

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(22)	(51)
Net annuitization activity	-	-	(22)	(51)

Net increase (decrease) from contract owner transactions	847,528	466,487	(74,023)	51,970

Total increase (decrease) in net assets	1,421,018	31,433	(55,255)	127,154

Net assets at beginning of year	808,994	777,561	981,022	853,868
Net assets at end of year	$ 2,230,012	$ 808,994	$ 925,767	$ 981,022

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	GG1 Sub-Account		GGR Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	200813
Operations:
Net investment income (loss)	$ 849	$ 3,105	$ (3,848)	$ (11,837)
Net realized (losses) gains	(499)	568	91,378	292,754
Net change in unrealized appreciation/depreciation	(2,065)	(1,007)	792,485	(2,190,337)
Net (decrease) increase from operations	(1,715)	2,666	880,015	(1,909,420)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	31,913	-	25,328
Transfers between Sub-Accounts
(including the Fixed Account), net	15,551	11,961	(129,423)	(86,987)
Withdrawals, surrenders, annuitizations
and contract charges	(32,192)	(30,697)	(350,808)	(779,199)
Net accumulation activity	(16,641)	13,177	(480,231)	(840,858)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	(5,112)	(6,863)
Transfers between Sub-Accounts, net	-	-
Adjustments to annuity reserves	-	-	(2,578)	3,112
Net annuitization activity	-	-	(7,690)	(3,751)

Net (decrease) increase from contract owner transactions	(16,641)	13,177	(487,921)	(844,609)

Total (decrease) increase in net assets	(18,356)	15,843	392,094	(2,754,029)

Net assets at beginning of year	47,261	31,418	2,591,851	5,345,880
Net assets at end of year	$ 28,905	$ 47,261	$ 2,983,945	$ 2,591,851

13 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	GG2 Sub-Account		RE1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment loss	$ (701)	$ (923)	$ (586)	$ (2,707)
Net realized gains (losses)	403	7,236	(10,959)	2,324
Net change in unrealized appreciation/depreciation	24,617	(49,955)	53,772	(89,137)
Net increase (decrease) from operations	24,319	(43,642)	42,227	(89,520)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	16	3,252	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(4,863)	(5,583)	(21,739)	28,480
Withdrawals, surrenders, annuitizations
and contract charges	(28)	(5,152)	(51,383)	(5,606)
Net accumulation activity	(4,891)	(10,719)	(69,870)	22,874

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(4,891)	(10,719)	(69,870)	22,874

Total increase (decrease) in net assets	19,428	(54,361)	(27,643)	(66,646)

Net assets at beginning of year	68,004	122,365	169,033	235,679
Net assets at end of year	$ 87,432	$ 68,004	$ 141,390	$ 169,033

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	RES Sub-Account		GTR Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income (loss)	$ 13,897	$ (52,914)	$ 189,213	$ 151,292
Net realized (losses) gains	(145,089)	31,810	(79,805)	397,298
Net change in unrealized appreciation/depreciation	1,502,559	(3,212,058)	243,919	(1,197,972)
Net increase (decrease) from operations	1,371,367	(3,233,162)	353,327	(649,382)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	12,528	34,233	24,492	22,493
Transfers between Sub-Accounts
(including the Fixed Account), net	(184,013)	(487,462)	(7,162)	32,047
Withdrawals, surrenders, annuitizations
and contract charges	(495,889)	(1,190,078)	(173,320)	(766,671)
Net accumulation activity	(667,374)	(1,643,307)	(155,990)	(712,131)

Annuitization Activity:
Annuitizations	-	36,280	-	-
Annuity payments and contract charges	(4,400)	(6,914)	(4,846)	(13,615)
Transfers between Sub-Accounts, net
Adjustments to annuity reserves	76	(491)	(2,250)	306
Net annuitization activity	(4,324)	28,875	(7,096)	(13,309)

Net decrease from contract owner transactions	(671,698)	(1,614,432)	(163,086)	(725,440)

Total increase (decrease) in net assets	699,669	(4,847,594)	190,241	(1,374,822)

Net assets at beginning of year	4,893,125	9,740,719	2,941,214	4,316,036
Net assets at end of year	$ 5,592,794	$ 4,893,125	$ 3,131,455	$ 2,941,214

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	GT2 Sub-Account		GSS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 3,759	$ 12,114	$ 194,026	$ 211,038
Net realized (losses) gains	(18,522)	20,814	24,202	(79,891)
Net change in unrealized appreciation/depreciation	18,862	(57,514)	(61,016)	232,076
Net increase (decrease) from operations	4,099	(24,586)	157,212	363,223

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	25,324	38,076	43,886
Transfers between Sub-Accounts
(including the Fixed Account), net	(6,898)	10,627	111,472	960,413
Withdrawals, surrenders, annuitizations
and contract charges	(35,166)	(244,301)	(839,876)	(892,466)
Net accumulation activity	(42,064)	(208,350)	(690,328)	111,833

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	(6,348)	(11,010)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(253)	(890)
Net annuitization activity	-	-	(6,601)	(11,900)

Net (decrease) increase from contract owner transactions	(42,064)	(208,350)	(696,929)	99,933

Total (decrease) increase in net assets	(37,965)	(232,936)	(539,717)	463,156

Net assets at beginning of year	97,717	330,653	5,513,566	5,050,410
Net assets at end of year	$ 59,752	$ 97,717	$ 4,973,849	$ 5,513,566

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MFK Sub-Account		EGS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income (loss)	$ 416,934	$ 602,260	$ (43,451)	$ (62,626)
Net realized gains (losses)	258,019	167,705	(65,848)	48,148
Net change in unrealized appreciation/depreciation	(166,281)	403,769	1,344,134	(2,444,389)
Net increase (decrease) from operations	508,672	1,173,734	1,234,835	(2,458,867)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	8,866,315	1,393,326	1,925	16,130
Transfers between Sub-Accounts
(including the Fixed Account), net	4,387,443	(4,734,258)	(50,062)	(237,829)
Withdrawals, surrenders, annuitizations
and contract charges	(1,444,672)	(1,137,285)	(378,672)	(643,011)
Net accumulation activity	11,809,086	(4,478,217)	(426,809)	(864,710)

Annuitization Activity:
Annuitizations	-	-	-	32,092
Annuity payments and contract charges	-	-	(7,379)	(10,667)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(2,395)	3,132
Net annuitization activity	-	-	(9,774)	24,557

Net increase (decrease) from contract owner transactions	11,809,086	(4,478,217)	(436,583)	(840,153)

Total increase (decrease) in net assets	12,317,758	(3,304,483)	798,252	(3,299,020)

Net assets at beginning of year	15,897,414	19,201,897	3,697,723	6,996,743
Net assets at end of year	$ 28,215,172	$ 15,897,414	$ 4,495,975	$ 3,697,723

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	HYS Sub-Account		MFC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 229,847	$ 287,552	$ 402,093	$ 425,515
Net realized losses	(328,652)	(243,179)	(950,062)	(237,902)
Net change in unrealized appreciation/depreciation	1,150,706	(1,237,314)	2,401,471	(2,065,075)
Net increase (decrease) from operations	1,051,901	(1,192,941)	1,853,502	(1,877,462)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	9,678	64,765	32,735	322,756
Transfers between Sub-Accounts
(including the Fixed Account), net	126,030	(196,664)	(1,366,977)	661,184
Withdrawals, surrenders, annuitizations
and contract charges	(732,874)	(724,057)	(413,605)	(379,237)
Net accumulation activity	(597,166)	(855,956)	(1,747,847)	604,703

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(998)	(1,134)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(869)	783	-	-
Net annuitization activity	(1,867)	(351)	-	-

Net (decrease) increase from contract owner transactions	(599,033)	(856,307)	(1,747,847)	604,703

Total increase (decrease) in net assets	452,868	(2,049,248)	105,655	(1,272,759)

Net assets at beginning of year	2,413,662	4,462,910	5,052,870	6,325,629
Net assets at end of year	$ 2,866,530	$ 2,413,662	$ 5,158,525	$ 5,052,870

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	IGS Sub-Account		IG1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment (loss) income	$ (1,574)	$ 531	$ (3,453)	$ (1,454)
Net realized (losses) gains	(91,807)	410,893	(50,572)	43,866
Net change in unrealized appreciation/depreciation	386,672	(1,139,350)	185,832	(228,359)
Net increase (decrease) from operations	293,291	(727,926)	131,807	(185,947)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	4,030	93	200,290	106,781
Transfers between Sub-Accounts
(including the Fixed Account), net	(25,809)	(58,245)	25,325	176,968
Withdrawals, surrenders, annuitizations
and contract charges	(98,994)	(319,075)	(30,242)	(32,058)
Net accumulation activity	(120,773)	(377,227)	195,373	251,691

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(3,589)	(4,837)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(839)	(693)	-	-
Net annuitization activity	(4,428)	(5,530)	-	-

Net (decrease) increase from contract owner transactions	(125,201)	(382,757)	195,373	251,691

Total increase (decrease) in net assets	168,090	(1,110,683)	327,180	65,744

Net assets at beginning of year	923,284	2,033,967	308,784	243,040
Net assets at end of year	$ 1,091,374	$ 923,284	$ 635,964	$ 308,784

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MII Sub-Account		MI1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income (loss)	$ 33,975	$ (8,730)	$ 187,947	$ (106,898)
Net realized (losses) gains	(69,398)	311,450	(1,659,678)	377,814
Net change in unrealized appreciation/depreciation	429,927	(1,264,786)	4,316,649	(5,642,400)
Net increase (decrease) from operations	394,504	(962,066)	2,844,918	(5,371,484)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	4,581	490,581	2,001,457
Transfers between Sub-Accounts
(including the Fixed Account), net	12,446	(176,527)	(2,189,346)	2,806,387
Withdrawals, surrenders, annuitizations
and contract charges	(108,869)	(377,424)	(498,361)	(394,796)
Net accumulation activity	(96,423)	(549,370)	(2,197,126)	4,413,048

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(1,883)	(10,419)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(1,180)	1,265	-	-
Net annuitization activity	(3,063)	(9,154)	-	-

Net (decrease) increase from contract owner transactions	(99,486)	(558,524)	(2,197,126)	4,413,048

Total increase (decrease) in net assets	295,018	(1,520,590)	647,792	(958,436)

Net assets at beginning of year	1,800,224	3,320,814	11,642,439	12,600,875
Net assets at end of year	$ 2,095,242	$ 1,800,224	$ 12,290,231	$ 11,642,439

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	M1B Sub-Account		MC1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment loss	$ (14,001)	$ (22,032)	$ (3,636)	$ (5,608)
Net realized losses	(92,359)	(54,568)	(32,520)	(12,495)
Net change in unrealized appreciation/depreciation	486,497	(620,914)	103,400	(179,508)
Net increase (decrease) from operations	380,137	(697,514)	67,244	(197,611)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,726	5,932	164	2,532
Transfers between Sub-Accounts
(including the Fixed Account), net	(4,703)	22,186	(42,091)	36,983
Withdrawals, surrenders, annuitizations
and contract charges	(152,344)	(168,117)	(34,320)	(30,207)
Net accumulation activity	(155,321)	(139,999)	(76,247)	9,308

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(155,321)	(139,999)	(76,247)	9,308

Total increase (decrease) in net assets	224,816	(837,513)	(9,003)	(188,303)

Net assets at beginning of year	1,098,381	1,935,894	205,605	393,908
Net assets at end of year	$ 1,323,197	$ 1,098,381	$ 196,602	$ 205,605

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MCV Sub-Account		MMS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20097	2008	2009	2008
Operations:
Net investment income (loss)	$ 1,751	$ (3,174)	$ (91,631)	$ 35,285
Net realized (losses) gains	(169,218)	38,097	-	-
Net change in unrealized appreciation/depreciation	265,669	(268,692)	-	-
Net increase (decrease) from operations	98,202	(233,769)	(91,631)	35,285

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	203	2,814	98,493	11,615
Transfers between Sub-Accounts
(including the Fixed Account), net	(387,849)	53,511	889,415	3,650,983
Withdrawals, surrenders, annuitizations
and contract charges	(47,242)	(21,454)	(2,881,476)	(2,211,889)
Net accumulation activity	(434,888)	34,871	(1,893,568)	1,450,709

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	(10,541)	(13,650)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(1,158)	(1,298)
Net annuitization activity	-	-	(11,699)	(14,948)

Net (decrease) increase from contract owner transactions	(434,888)	34,871	(1,905,267)	1,435,761

Total (decrease) increase in net assets	(336,686)	(198,898)	(1,996,898)	1,471,046

Net assets at beginning of year	336,686	535,584	6,920,099	5,449,053
Net assets at end of year	$ -	$ 336,686	$ 4,923,201	$ 6,920,099

7 Effective December 2, 2009, MCV Sub-Account was closed to all investments except transfers/liquidations out of the fund.  Liquidation occurred on December 4, 2009 and funds were merged into MV1 Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MM1 Sub-Account		NWD Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment (loss) income	$ (215,826)	$ 8,613	$ (10,792)	$ (13,797)
Net realized (losses) gains	-	-	(38,621)	144,778
Net change in unrealized appreciation/depreciation	-	-	443,044	(629,756)
Net (decrease) increase from operations	(215,826)	8,613	393,631	(498,775)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	99,939	2,406,030	13,004	5,289
Transfers between Sub-Accounts
(including the Fixed Account), net	1,415,300	1,421,755	126,972	(122,668)
Withdrawals, surrenders, annuitizations
and contract charges	(2,869,338)	(4,950,988)	(94,456)	(162,969)
Net accumulation activity	(1,354,099)	(1,123,203)	45,520	(280,348)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	(1,450)	(1,801)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(1,945)	1,304
Net annuitization activity	-	-	(3,395)	(497)

Net (decrease) increase from contract owner transactions	(1,354,099)	(1,123,203)	42,125	(280,845)

Total (decrease) increase in net assets	(1,569,925)	(1,114,590)	435,756	(779,620)

Net assets at beginning of year	12,927,118	14,041,708	612,055	1,391,675
Net assets at end of year	$ 11,357,193	$ 12,927,118	$ 1,047,811	$ 612,055

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	M1A Sub-Account		RIS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment (loss) income	$ (108,289)	$ (139,183)	$ 11,305	$ 4,661
Net realized (losses) gains	(1,072,797)	1,263,934	(186,222)	190,314
Net change in unrealized appreciation/depreciation	4,314,670	(4,826,673)	374,600	(874,047)
Net increase (decrease) from operations	3,133,584	(3,701,922)	199,683	(679,072)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	37,546	93,849	113	2,104
Transfers between Sub-Accounts
(including the Fixed Account), net	(2,086,546)	254,458	(29,094)	(109,810)
Withdrawals, surrenders, annuitizations
and contract charges	(510,570)	(566,144)	(108,814)	(241,919)
Net accumulation activity	(2,559,570)	(217,837)	(137,795)	(349,625)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net decrease from contract owner transactions	(2,559,570)	(217,837)	(137,795)	(349,625)

Total increase (decrease) in net assets	574,014	(3,919,759)	61,888	(1,028,697)

Net assets at beginning of year	6,132,451	10,052,210	697,920	1,726,617
Net assets at end of year	$ 6,706,465	$ 6,132,451	$ 759,808	$ 697,920

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	RI1 Sub-Account		SIS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income (loss)	$ 91,477	$ (20,735)	$ 121,482	$ 93,175
Net realized (losses) gains	(1,359,270)	1,070,612	(62,398)	(39,179)
Net change in unrealized appreciation/depreciation	3,187,337	(6,097,045)	253,876	(262,553)
Net increase (decrease) from operations	1,919,544	(5,047,168)	312,960	(208,557)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	375,808	448,912	11,891	17
Transfers between Sub-Accounts
(including the Fixed Account), net	(982,305)	788,982	231,598	(83,458)
Withdrawals, surrenders, annuitizations
and contract charges	(531,065)	(461,784)	(124,761)	(124,790)
Net accumulation activity	(1,137,562)	776,110	118,728	(208,231)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(1,137,562)	776,110	118,728	(208,231)

Total increase (decrease) in net assets	781,982	(4,271,058)	431,688	(416,788)

Net assets at beginning of year	6,787,414	11,058,472	1,164,835	1,581,623
Net assets at end of year	$ 7,569,396	$ 6,787,414	$ 1,596,523	$ 1,164,835

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	SI1 Sub-Account		TE1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	200914	2008
Operations:
Net investment income (loss)	$ 13,054	$ 10,527	$ (21)	$ -
Net realized (losses) gains	(5,717)	(3,874)	4	-
Net change in unrealized appreciation/depreciation	28,661	(34,080)	567	-
Net increase (decrease) from operations	35,998	(27,427)	550	-

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	133	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	15,923	153	2,132	-
Withdrawals, surrenders, annuitizations
and contract charges	(17,525)	(7,008)	-	-
Net accumulation activity	(1,602)	(6,722)	2,132	-

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(1,602)	(6,722)	2,132	-

Total increase (decrease) in net assets	34,396	(34,149)	2,682	-

Net assets at beginning of year	148,865	183,014	-	-
Net assets at end of year	$ 183,261	$ 148,865	$ 2,682	$ -

14 Commencement of operations was August 27, 2001; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	TRS Sub-Account		MFJ Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 410,314	$ 485,494	$ 1,115,356	$ 1,119,818
Net realized (losses) gains	(573,494)	1,446,131	(3,547,527)	3,628,440
Net change in unrealized appreciation/depreciation	2,562,285	(7,598,552)	11,713,052	(22,995,387)
Net increase (decrease) from operations	2,399,105	(5,666,927)	9,280,881	(18,247,129)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	258,412	182,460	6,765,880	5,880,399
Transfers between Sub-Accounts
(including the Fixed Account), net	(325,613)	(1,158,548)	1,291,759	(540,937)
Withdrawals, surrenders, annuitizations
and contract charges	(2,249,091)	(4,950,626)	(5,776,613)	(7,814,981)
Net accumulation activity	(2,316,292)	(5,926,714)	2,281,026	(2,475,519)

Annuitization Activity:
Annuitizations	-	-	16,864	-
Annuity payments and contract charges	(51,019)	(150,219)	(904)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(60,823)	56,201	(27)	-
Net annuitization activity	(111,842)	(94,018)	15,933	-

Net (decrease) increase from contract owner transactions	(2,428,134)	(6,020,732)	2,296,959	(2,475,519)

Total (decrease) increase in net assets	(29,029)	(11,687,659)	11,577,840	(20,722,648)

Net assets at beginning of year	16,425,500	28,113,159	58,773,865	79,496,513
Net assets at end of year	$ 16,396,471	$ 16,425,500	$ 70,351,705	$ 58,773,865

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	UTS Sub-Account		MFE Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 185,973	$ 44,891	$ 101,291	$ 731
Net realized gains (losses)	241,071	2,372,551	(301,909)	516,420
Net change in unrealized appreciation/depreciation	943,353	(6,160,660)	1,507,388	(2,087,092)
Net increase (decrease) from operations	1,370,397	(3,743,218)	1,306,770	(1,569,941)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	24,062	54,093	1,580,601	678,659
Transfers between Sub-Accounts
(including the Fixed Account), net	(321,359)	(551,237)	986,559	989,654
Withdrawals, surrenders, annuitizations
and contract charges	(956,444)	(991,274)	(140,570)	(191,716)
Net accumulation activity	(1,253,741)	(1,488,418)	2,426,590	1,476,597

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(11,427)	(16,969)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(3,642)	6,278	-	-
Net annuitization activity	(15,069)	(10,691)	-	-

Net (decrease) increase from contract owner transactions	(1,268,810)	(1,499,109)	2,426,590	1,476,597

Total increase (decrease) in net assets	101,587	(5,242,327)	3,733,360	(93,344)

Net assets at beginning of year	5,460,585	10,702,912	2,986,350	3,079,694
Net assets at end of year	$ 5,562,172	$ 5,460,585	$ 6,719,710	$ 2,986,350

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MVS Sub-Account		MV1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	20095	2008
Operations:
Net investment income (loss)	$ 11,261	$ 26,954	$ (13,571)	$ (13,447)
Net realized (losses) gains	(209,667)	1,085,683	(795,066)	265,243
Net change in unrealized appreciation/depreciation	619,085	(2,717,586)	2,578,856	(2,169,098)
Net increase (decrease) from operations	420,679	(1,604,949)	1,770,219	(1,917,302)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	28,813	8,738	2,400,665	2,993,200
Transfers between Sub-Accounts
(including the Fixed Account), net	(197,640)	(161,073)	1,624,823	2,397,756
Withdrawals, surrenders, annuitizations
and contract charges	(330,021)	(1,256,165)	(387,611)	(485,546)
Net accumulation activity	(498,848)	(1,408,500)	3,637,877	4,905,410

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(412)	975	-	-
Net annuitization activity	(412)	975	-	-

Net (decrease) increase from contract owner transactions	(499,260)	(1,407,525)	3,637,877	4,905,410

Total (decrease) increase in net assets	(78,581)	(3,012,474)	5,408,096	2,988,108

Net assets at beginning of year	2,810,982	5,823,456	5,431,912	2,443,804
Net assets at end of year	$ 2,732,401	$ 2,810,982	$ 10,840,008	$ 5,431,912

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	OBV Sub-Account		OCA Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment (loss) income	$ (9,803)	$ 221	$ (30,280)	$ (32,374)
Net realized losses	(30,287)	(10,398)	(89,346)	(19,056)
Net change in unrealized appreciation/depreciation	158,996	(55,587)	729,812	(1,009,725)
Net increase (decrease) from operations	118,906	(65,764)	610,186	(1,061,155)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	761,447	86,161	204,327	110,299
Transfers between Sub-Accounts
(including the Fixed Account), net	171,193	43,723	51,112	385,444
Withdrawals, surrenders, annuitizations
and contract charges	(3,130)	(2,596)	(129,662)	(91,933)
Net accumulation activity	929,510	127,288	125,777	403,810

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	929,510	127,288	125,777	403,810

Total increase (decrease) in net assets	1,048,416	61,524	735,963	(657,345)

Net assets at beginning of year	138,063	76,539	1,393,299	2,050,644
Net assets at end of year	$ 1,186,479	$ 138,063	$ 2,129,262	$ 1,393,299

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	OGG Sub-Account		OMG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income (loss)	$ 7,339	$ (14,536)	$ (24,202)	$ (237,376)
Net realized (losses) gains	(257,452)	93,430	(4,495,842)	2,570,827
Net change in unrealized appreciation/depreciation	1,192,559	(1,790,711)	14,364,866	(25,310,812)
Net increase (decrease) from operations	942,446	(1,711,817)	9,844,822	(22,977,361)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	181,800	240,973	311,426	2,657,750
Transfers between Sub-Accounts
(including the Fixed Account), net	(197,260)	611,116	(4,991,833)	5,417,704
Withdrawals, surrenders, annuitizations
and contract charges	(131,991)	(279,259)	(2,774,943)	(2,747,810)
Net accumulation activity	(147,451)	572,830	(7,455,350)	5,327,644

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(147,451)	572,830	(7,455,350)	5,327,644

Total increase (decrease) in net assets	794,995	(1,138,987)	2,389,472	(17,649,717)

Net assets at beginning of year	2,654,691	3,793,678	38,309,707	55,959,424
Net assets at end of year	$ 3,449,686	$ 2,654,691	$ 40,699,179	$ 38,309,707

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	OMS Sub-Account		PRA Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment (loss) income	$ (6,760)	$ (8,664)	$ 10,404	$ 9,520
Net realized losses	(51,227)	(27,793)	(5,751)	(9,205)
Net change in unrealized appreciation/depreciation	369,428	(254,594)	30,601	(45,603)
Net increase (decrease) from operations	311,441	(291,051)	35,254	(45,288)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	450	6,136	518	16,923
Transfers between Sub-Accounts
(including the Fixed Account), net	150,941	(11,214)	(6,913)	56,912
Withdrawals, surrenders, annuitizations
and contract charges	(8,946)	(16,058)	(4,094)	(23,941)
Net accumulation activity	142,445	(21,136)	(10,489)	49,894

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	142,445	(21,136)	(10,489)	49,894

Total increase (decrease) in net assets	453,886	(312,187)	24,765	4,606

Net assets at beginning of year	451,938	764,125	184,358	179,752
Net assets at end of year	$ 905,824	$ 451,938	$ 209,123	$ 184,358

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	PCR Sub-Account		PMB Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 141,304	$ 60,030	$ 32,251	$ 33,004
Net realized (losses) gains	(442,932)	50,358	(26,897)	19,505
Net change in unrealized appreciation/depreciation	1,287,475	(1,189,808)	171,059	(181,464)
Net increase (decrease) from operations	985,847	(1,079,420)	176,413	(128,955)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	930,452	1,121,536	185,762	105,408
Transfers between Sub-Accounts
(including the Fixed Account), net	428,515	1,411,051	145,868	(3,703)
Withdrawals, surrenders, annuitizations
and contract charges	(134,057)	(127,221)	(27,004)	(14,552)
Net accumulation activity	1,224,910	2,405,366	304,626	87,153

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	1,224,910	2,405,366	304,626	87,153

Total increase (decrease) in net assets	2,210,757	1,325,946	481,039	(41,802)

Net assets at beginning of year	1,869,803	543,857	626,201	668,003
Net assets at end of year	$ 4,080,560	$ 1,869,803	$ 1,107,240	$ 626,201

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	6TT Sub-Account		PLD Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20099	2008	200910	2008
Operations:
Net investment income	$ 8,168	$ -	$ 77,572	$ 1,517,250
Net realized gains (losses)	9,421	-	(3,102,823)	428,015
Net change in unrealized appreciation/depreciation	(25,609)	-	2,245,418	(3,527,898)
Net decrease from operations	(8,020)	-	(779,833)	(1,582,633)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,270,808	-	41,324	4,179,726
Transfers between Sub-Accounts
(including the Fixed Account), net	2,127,679	-	(48,808,332)	(14,977,708)
Withdrawals, surrenders, annuitizations
and contract charges	(4,581)	-	(372,950)	(3,356,903)
Net accumulation activity	3,393,906	-	(49,139,958)	(14,154,885)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	3,393,906	-	(49,139,958)	(14,154,885)

Total increase (decrease) in net assets	3,385,886	-	(49,919,791)	(15,737,518)

Net assets at beginning of year	-	-	49,919,791	65,657,309
Net assets at end of year	$ 3,385,886	$ -	$ -	$ 49,919,791

9 For the period August 17, 2009 (commencement of operations) through December 31, 2009.

10 Effective February 23, 2009, the PLD Sub-Account was closed and merged into SDC Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	PRR Sub-Account		PTR Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 95,490	$ 82,675	$ 774,611	$ 539,734
Net realized gains (losses)	212,690	(45,735)	999,488	599,456
Net change in unrealized appreciation/depreciation	747,930	(719,831)	684,164	(639,962)
Net increase (decrease) from operations	1,056,110	(682,891)	2,458,263	499,228

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	114,996	1,992,379	297,878	6,006,153
Transfers between Sub-Accounts
(including the Fixed Account), net	682,162	2,499,877	5,770,081	(727,876)
Withdrawals, surrenders, annuitizations
and contract charges	(721,424)	(498,881)	(1,572,578)	(907,304)
Net accumulation activity	75,734	3,993,375	4,495,381	4,370,973

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	75,734	3,993,375	4,495,381	4,370,973

Total increase in net assets	1,131,844	3,310,484	6,953,644	4,870,201

Net assets at beginning of year	6,291,675	2,981,191	19,781,522	14,911,321
Net assets at end of year	$ 7,423,519	$ 6,291,675	$ 26,735,166	$ 19,781,522

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	1XX Sub-Account		3XX Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200814	200911	2008
Operations:
Net investment (loss) income	$ (2,413)	$ -	$ 1,031	$ -
Net realized gains	21,063	-	2,481	-
Net change in unrealized appreciation/depreciation	30,458	52	4,122	-
Net increase from operations	49,108	52	7,634	-

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	427,706	-	58,516	-
Transfers between Sub-Accounts
(including the Fixed Account), net	123,206	833	15,131	-
Withdrawals, surrenders, annuitizations
and contract charges	(1,574)	-	(146)	-
Net accumulation activity	549,338	833	73,501	-

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	549,338	833	73,501	-

Total increase in net assets	598,446	885	81,135	-

Net assets at beginning of year	885	-	-	-
Net assets at end of year	$ 599,331	$ 885	$ 81,135	$ -

11 Commencement of operations was October 6, 2008; first activity in 2009.

14 Commencement of operations was October 6, 2008; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	5XX Sub-Account		SVV Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200814	2009	2008
Operations:
Net investment (loss) income	$ (910)	$ 162	$ (150,076)	$ (17,567)
Net realized gains (losses)	77,190	707	(464,041)	(181,353)
Net change in unrealized appreciation/depreciation	65,486	1,520	3,866,657	(923,106)
Net increase (decrease) from operations	141,766	2,389	3,252,540	(1,122,026)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,075,805	72,456	8,700,258	2,331,579
Transfers between Sub-Accounts
(including the Fixed Account), net	1,426,745	43,452	1,663,790	1,566,049
Withdrawals, surrenders, annuitizations
and contract charges	(22,572)	(42)	(409,459)	(71,509)
Net accumulation activity	4,479,978	115,866	9,954,589	3,826,119

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	4,479,978	115,866	9,954,589	3,826,119

Total increase in net assets	4,621,744	118,255	13,207,129	2,704,093

Net assets at beginning of year	118,255	-	3,620,098	916,005
Net assets at end of year	$ 4,739,999	$ 118,255	$ 16,827,227	$ 3,620,098

14 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	2XX Sub-Account		SGC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200814	20093	200813
Operations:
Net investment (loss) income	$ (2,505)	$ 9	$ (23,935)	$ 39
Net realized gains (losses)	19,204	-	716,850	(365)
Net change in unrealized appreciation/depreciation	64,874	411	1,465,691	(8,300)
Net increase (decrease) from operations	81,573	420	2,158,606	(8,626)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	342,207	-	36,666	32
Transfers between Sub-Accounts
(including the Fixed Account), net	80,140	16,820	3,753,756	33,790
Withdrawals, surrenders, annuitizations
and contract charges	(1,547)	(11)	(306,620)	(70)
Net accumulation activity	420,800	16,809	3,483,802	33,752

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	420,800	16,809	3,483,802	33,752

Total increase in net assets	502,373	17,229	5,642,408	25,126

Net assets at beginning of year	17,229	-	25,126	-
Net assets at end of year	$ 519,602	$ 17,229	$ 5,667,534	$ 25,126

3 Effective February 23, 2009, LA2 Sub-Account was closed and merged into SGC Sub-Account.

13 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

14 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	S13 Sub-Account		SDC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200813	200910	200813
Operations:
Net investment (loss) income	$ (1,852)	$ (461)	$ 101,896	$ 6,093
Net realized gains (losses)	68,609	(17,009)	584,351	13,645
Net change in unrealized appreciation/depreciation	122,599	(48,085)	337,098	44,797
Net increase (decrease) from operations	189,356	(65,555)	1,023,345	64,535

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	525,251	206,377	445,575	124,908
Transfers between Sub-Accounts
(including the Fixed Account), net	192,511	16,933	54,038,997	2,115,657
Withdrawals, surrenders, annuitizations
and contract charges	(3,437)	(520)	(3,511,150)	(100,750)
Net accumulation activity	714,325	222,790	50,973,422	2,139,815

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	714,325	222,790	50,973,422	2,139,815

Total increase in net assets	903,681	157,235	51,996,767	2,204,350

Net assets at beginning of year	157,235	-	2,204,350	-
Net assets at end of year	$ 1,060,916	$ 157,235	$ 54,201,117	$ 2,204,350

10 Effective February 23, 2009, PLD Sub-Account was closed and merged into SDC Sub-Account.

13 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	S15 Sub-Account		7XX Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200813	2009	200814
Operations:
Net investment income (loss)	$ 3,802	$ 4,784	$ (226,069)	$ (1,794)
Net realized gains	76,907	15,268	88,108	37
Net change in unrealized appreciation/depreciation	(2,778)	61,988	3,427,770	26,126
Net increase from operations	77,931	82,040	3,289,809	24,369

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,615,995	1,891,723	20,040,136	791,755
Transfers between Sub-Accounts
(including the Fixed Account), net	1,602,741	1,187,321	9,291,666	88,652
Withdrawals, surrenders, annuitizations
and contract charges	(95,568)	(28,005)	(230,201)	-
Net accumulation activity	3,123,168	3,051,039	29,101,601	880,407

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	3,123,168	3,051,039	29,101,601	880,407

Total increase in net assets	3,201,099	3,133,079	32,391,410	904,776

Net assets at beginning of year	3,133,079	-	904,776	-
Net assets at end of year	$ 6,334,178	$ 3,133,079	$ 33,296,186	$ 904,776

13 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

14 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	8XX Sub-Account		6XX Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200814	2009	200814
Operations:
Net investment loss	$ (200,416)	$ (2,399)	$ (103,488)	$ (1,597)
Net realized gains	398,688	93	85,273	71
Net change in unrealized appreciation/depreciation	3,086,717	58,988	1,133,463	36,991
Net increase from operations	3,284,989	56,682	1,115,248	35,465

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	17,711,649	1,135,740	9,552,238	828,499
Transfers between Sub-Accounts
(including the Fixed Account), net	5,233,878	342,942	7,255,255	91,674
Withdrawals, surrenders, annuitizations
and contract charges	(133,019)	-	(208,793)	(1,438)
Net accumulation activity	22,812,508	1,478,682	16,598,700	918,735

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	22,812,508	1,478,682	16,598,700	918,735

Total increase in net assets	26,097,497	1,535,364	17,713,948	954,200

Net assets at beginning of year	1,535,364	-	954,200	-
Net assets at end of year	$ 27,632,861	$ 1,535,364	$ 18,668,148	$ 954,200

14 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	SLC Sub-Account		S12 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20092	2008	2009	200813
Operations:
Net investment (loss) income	$ (259,867)	$ -	$ (2,721)	$ 41
Net realized gains (losses)	4,726,845	-	69,165	(385)
Net change in unrealized appreciation/depreciation	7,314,812	-	130	(11,675)
Net increase (decrease) from operations	11,781,790	-	66,574	(12,019)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	221,610	-	561,668	33,242
Transfers between Sub-Accounts
(including the Fixed Account), net	19,221,328	-	92,689	25,487
Withdrawals, surrenders, annuitizations
and contract charges	(1,730,911)	-	(5,700)	(1,649)
Net accumulation activity	17,712,027	-	648,657	57,080

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	17,712,027	-	648,657	57,080

Total increase in net assets	29,493,817	-	715,231	45,061

Net assets at beginning of year	-	-	45,061	-
Net assets at end of year	$ 29,493,817	$ -	$ 760,292	$ 45,061

2 Effective February 23, 2009, LA1 Sub-Account was closed and merged into SLC Sub-Account.

13 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	SSA Sub-Account		VSC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment loss	$ (3,282)	$ (3,208)	$ (118,740)	$ (119,535)
Net realized losses	(95,991)	(8,392)	(1,715,570)	(389,671)
Net change in unrealized appreciation/depreciation	200,050	(126,362)	4,477,558	(2,727,113)
Net increase (decrease) from operations	100,777	(137,962)	2,643,248	(3,236,319)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	428,508	19,971	297,130	2,133,800
Transfers between Sub-Accounts
(including the Fixed Account), net	88,857	174,005	(1,465,166)	1,899,352
Withdrawals, surrenders, annuitizations
and contract charges	(7,457)	(7,719)	(292,598)	(283,118)
Net accumulation activity	509,908	186,257	(1,460,634)	3,750,034

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	509,908	186,257	(1,460,634)	3,750,034

Total increase in net assets	610,685	48,295	1,182,614	513,715

Net assets at beginning of year	278,693	230,398	6,713,412	6,199,697
Net assets at end of year	$ 889,378	$ 278,693	$ 7,896,026	$ 6,713,412

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	S14 Sub-Account		4XX Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200813	2009	200814
Operations:
Net investment income (loss)	$ 70,836	$ 12,222	$ 29,601	$ (209)
Net realized gains (losses)	6,282	(5,485)	244,313	499
Net change in unrealized appreciation/depreciation	193,127	(55,719)	201,389	13,680
Net increase (decrease) from operations	270,245	(48,982)	475,303	13,970

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	597,282	159,103	10,730,089	449,785
Transfers between Sub-Accounts
(including the Fixed Account), net	165,456	479,253	6,670,599	60,982
Withdrawals, surrenders, annuitizations
and contract charges	(64,998)	(6,060)	(135,775)	-
Net accumulation activity	697,740	632,296	17,264,913	510,767

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	697,740	632,296	17,264,913	510,767

Total increase in net assets	967,985	583,314	17,740,216	524,737

Net assets at beginning of year	583,314	-	524,737	-
Net assets at end of year	$ 1,551,299	$ 583,314	$ 18,264,953	$ 524,737

13 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

14 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	S16 Sub-Account		LGF Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200813	2009	2008
Operations:
Net investment loss	$ (26,560)	$ (9,096)	$ (6,556)	$ (11,487)
Net realized (losses) gains	(202,654)	86,476	103,917	(153,494)
Net change in unrealized appreciation/depreciation	666,010	(535,997)	54,684	(53,073)
Net increase (decrease) from operations	436,796	(458,617)	152,045	(218,054)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	114,814	1,062,478	88,254	1,015,089
Transfers between Sub-Accounts
(including the Fixed Account), net	109,153	718,517	(535,376)	(376,915)
Withdrawals, surrenders, annuitizations
and contract charges	(62,615)	(93,257)	(3,932)	(6,387)
Net accumulation activity	161,352	1,687,738	(451,054)	631,787

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	161,352	1,687,738	(451,054)	631,787

Total increase (decrease) in net assets	598,148	1,229,121	(299,009)	413,733

Net assets at beginning of year	1,229,121	-	511,203	97,470
Net assets at end of year	$ 1,827,269	$ 1,229,121	$ 212,194	$ 511,203

13 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	SC3 Sub-Account		SRE Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 4,909	$ 1,829	$ 120,234	$ 30,372
Net realized (losses) gains	(184,562)	19,317	(5,920,261)	382,200
Net change in unrealized appreciation/depreciation	294,690	(222,017)	9,089,147	(5,695,578)
Net increase (decrease) from operations	115,037	(200,871)	3,289,120	(5,283,006)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	298	6,185	207,755	1,143,809
Transfers between Sub-Accounts
(including the Fixed Account), net	(98,705)	37,509	(2,171,332)	1,509,259
Withdrawals, surrenders, annuitizations
and contract charges	(29,951)	(45,465)	(600,781)	(560,688)
Net accumulation activity	(128,358)	(1,771)	(2,564,358)	2,092,380

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(128,358)	(1,771)	(2,564,358)	2,092,380

Total (decrease) increase in net assets	(13,321)	(202,642)	724,762	(3,190,626)

Net assets at beginning of year	321,603	524,245	8,824,033	12,014,659
Net assets at end of year	$ 308,282	$ 321,603	$ 9,548,795	$ 8,824,033

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	IGB Sub-Account		CMM Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	20091	2008
Operations:
Net investment income (loss)	$ 61,438	$ 67,981	$ (62,214)	$ (1,192)
Net realized losses	(74,564)	(76,536)	-	-
Net change in unrealized appreciation/depreciation	392,569	(277,659)	-	-
Net increase (decrease) from operations	379,443	(286,214)	(62,214)	(1,192)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,222,307	138,124	2,438,375	391,273
Transfers between Sub-Accounts
(including the Fixed Account), net	1,129,828	135,229	3,064,387	1,493,166
Withdrawals, surrenders, annuitizations
and contract charges	(87,476)	(125,367)	(1,191,272)	(499,043)
Net accumulation activity	2,264,659	147,986	4,311,490	1,385,396

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	2,264,659	147,986	4,311,490	1,385,396

Total increase (decrease) in net assets	2,644,102	(138,228)	4,249,276	1,384,204

Net assets at beginning of year	1,475,183	1,613,411	1,411,080	26,876
Net assets at end of year	$ 4,119,285	$ 1,475,183	$ 5,660,356	$ 1,411,080

1 Effective the end of the day Friday, September 25, 2009, AVW was liquidated and any money still in the fund was transferred to CMM Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	VKU Sub-Account		VKM Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200813	2009	200813
Operations:
Net investment income (loss)	$ 7,959	$ 180	$ (6,037)	$ (97)
Net realized gains (losses)	7,541	(815)	29,053	6,235
Net change in unrealized appreciation/depreciation	137,571	87	104,444	(20,900)
Net increase (decrease) from operations	153,071	(548)	127,460	(14,762)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	837,130	-	117,661	21,681
Transfers between Sub-Accounts
(including the Fixed Account), net	226,942	4,304	592,977	20,261
Withdrawals, surrenders, annuitizations
and contract charges	(11,263)	(15)	(2,645)	(69)
Net accumulation activity	1,052,809	4,289	707,993	41,873

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	1,052,809	4,289	707,993	41,873

Total increase in net assets	1,205,880	3,741	835,453	27,111

Net assets at beginning of year	3,741	-	27,111	-
Net assets at end of year	$ 1,209,621	$ 3,741	$ 862,564	$ 27,111

13 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	VKC Sub-Account		VLC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200813	2009	2008
Operations:
Net investment (loss) income	$ (469)	$ (26)	$ 33,572	$ 1,939
Net realized (losses) gains	(3,686)	2,468	(105,849)	(31,253)
Net change in unrealized appreciation/depreciation	28,219	(6,448)	466,016	(371,124)
Net increase (decrease) from operations	24,064	(4,006)	393,739	(400,438)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	83,958	-	398,021	213,989
Transfers between Sub-Accounts
(including the Fixed Account), net	45,908	12,416	265,684	375,976
Withdrawals, surrenders, annuitizations
and contract charges	(482)	(33)	(33,830)	(85,662)
Net accumulation activity	129,384	12,383	629,875	504,303

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	129,384	12,383	629,875	504,303

Total increase in net assets	153,448	8,377	1,023,614	103,865

Net assets at beginning of year	8,377	-	852,813	748,948
Net assets at end of year	$ 161,825	$ 8,377	$ 1,876,427	$ 852,813

13 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	WTF Sub-Account
	December 31,	December 31,
	2009	2008
Operations:
Net investment loss	$ (349)	$ (385)
Net realized (losses) gains	(1,565)	1,244
Net change in unrealized appreciation/depreciation	11,624	(13,522)
Net increase (decrease) from operations	9,710	(12,663)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(5,112)	5,184
Withdrawals, surrenders, annuitizations
and contract charges	(313)	(2,690)
Net accumulation activity	(5,425)	2,494

Annuitization Activity:
Annuitizations	-	-
Annuity payments and contract charges	-	-
Transfers between Sub-Accounts, net	-	-
Adjustments to annuity reserves	-	-
Net annuitization activity	-	-

Net (decrease) increase from contract owner transactions	(5,425)	2,494

Total increase (decrease) in net assets	4,285	(10,169)

Net assets at beginning of year	17,691	27,860
Net assets at end of year	$ 21,976	$ 17,691

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2009

1. BUSINESS AND ORGANIZATION

Sun Life (N.Y.) Variable Account C (the “Variable Account”) is a separate account of Sun Life Insurance and Annuity Company of New York (the “Sponsor”), a wholly owned subsidiary of Sun Life Assurance Company of Canada (U.S.) and was established on October 18, 1985 as a funding vehicle as a funding vehicle for the variable portion of Regatta NY contracts, Regatta Gold NY contracts, Regatta Extra NY contracts, Sun Life Financial Masters Flex NY contracts, Sun Life Financial Masters Extra NY contracts, Sun Life Financial Masters Access NY contracts, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY contracts (collectively, the “Contracts”) and certain other fixed and variable annuity contracts issued by the Sponsor.  The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the New York Insurance Department.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, selected by contract owners from available mutual funds registered under the Investment Company Act of 1940, as amended.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities.  Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

Investment Valuation and Transactions
Investments made in mutual funds are carried at fair value and are valued at their closing net asset value each business day. Transactions are recorded on a trade date basis.  Realized gains and losses on sales of investments are determined on the first in, first out basis.  Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units
The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received.  The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 4.

Purchase Payments
Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units.  All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers
Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt.  In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”.  The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Withdrawals
At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract.  If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested.  Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Annuitization
On the annuity commencement date, the contract's accumulation account is canceled and its adjusted value is applied to provide an annuity. The adjusted value will be equal to the value of the accumulation account for the period that ends immediately before the annuity commencement date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge

Annuity Payments
The amount of the first variable annuity payment is determined in accordance with the annuity payment rates found in the contract.  The number of units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the annuity unit value of that Sub-Account for the period that ends immediately before the annuity commencement date. The number of units of each Sub-Account credited to the contract then remains fixed, unless an exchange of units is made. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

Federal Income Tax Status
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. The Sponsor will periodically review the status of this policy in the event of changes in the tax law.

New and Adopted Accounting Pronouncements
In June 2009, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Codification (“ASC”) Topic 105, “Generally Accepted Accounting Principles.”  This guidance establishes the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP.  FASB ASC Topic 105 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  The Variable Account adopted FASB ASC Topic 105 on December 31, 2009 and has updated all disclosures to reference the codification herein.

The Variable Account has adopted certain provisions of FASB ASC Topic 855, “Subsequent Events,” which were originally issued in May 2009.  This topic requires evaluation of subsequent events through the date that the financial statements are issued or are available to be issued.  FASB ASC Topic 855 sets forth the period under which the reporting entity should evaluate the subsequent events to be recognized or disclosed, the circumstances under which the reporting entity should recognize the events or transactions that occur after the balance sheets date, and the disclosures that the reporting entity should make about the subsequent events.  This guidance is effective for interim reporting periods ending after June 15, 2009.

In February 2010, the FASB issued Accounting Standards Update (“ASU”) No. 2010-09 “Subsequent Events (Topic 855)-Amendments to Certain Recognition and Disclosure Requirements” which removes the requirement for U.S. Securities and Exchange Commission filers to disclose the date through which subsequent events have been evaluated.  ASU No. 2010-09 is effective upon issuance.  Events that have occurred subsequent to December 31, 2009 have been evaluated by the Variable Account’s management in accordance with ASU No. 2010-09.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements (continued)
The Variable Account has adopted certain provisions of FASB ASC Topic 820, “Fair Value Measurements”, which were originally issued in April 2009.  This issuance provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased in relation to normal market activity for the asset or liability, as well as guidance on identifying circumstances that indicate a transaction is not orderly.  FASB ASC Topic 820 also requires annual and interim disclosure of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any during the period, and definitions of each major category for equity and debt securities, as described in FASB ASC Topic 320, “Investments- Debt and Equity Securities”.  The Variable Account adopted the above-noted aspects of FASB ASC Topic 820 on April 1, 2009; such adoption did not have a material impact on the Variable Account’s financial statements.

Accounting Pronouncements Not Yet Adopted
In August 2009, the FASB issued ASU No. 2009-05, “Fair Value Measurements and Disclosures (Topic 820) – Measuring Liabilities at Fair Value.”  This update will amend FASB ASC Topic 820 and provides clarification regarding the valuation techniques required to be used to measure the fair value of liabilities where quoted prices in active markets for identical liabilities are not available.  In addition, this update clarifies that when estimating the fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of the liability.  The guidance provided in ASU No. 2009-05 is effective for the first reporting period, including interim periods, beginning after issuance.  The Variable Account will adopt this guidance on January 1, 2010.  The Sponsor does not expect the adoption of this guidance to have a material impact on the Variable Account’s financial statements.

In January 2010, the FASB issued ASU 2010-06 “Fair Value Measurement and Disclosures (Topic 820)-Improving Disclosure about Fair Value Measurements,” which provides amendments to FASB ASC Topic 820 that will provide more robust disclosures about the following:

➢	The different classes of assets and liabilities measured at fair value;
➢	The valuation techniques and inputs used;
➢	The transfers between Levels 1, 2, and 3; and
➢	The activity in Level 3 fair value measurements.

Certain new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 31, 2009.  Disclosures about purchases, sales, issuances and settlements in the roll-forward of activities in Level 3 are effective for fiscal years beginning after December 15, 2010.  The Variable Account adopted this guidance on January 1, 2010, and will include the new disclosures prospectively, as required.

3. RELATED PARTY TRANSACTIONS

Massachusetts Financial Services Company and Sun Capital Advisers LLC, affiliates of the Sponsor, are investment advisers to the Funds and charge a management fees at an annual rate ranging from 0.50% to 1.05% and 0.135 to 1.05% of the Funds’ average daily net assets, respectively.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

4. CONTRACT CHARGES

Mortality and expense risk charges
Charges for mortality and expense risks, the optional death benefit riders, and the Secured Returns Optional Living Benefit are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. The deductions are calculated at different levels based upon the elections made by the contract holder and are transferred periodically to the Sponsor. At December 31, 2009, the deduction is at an effective annual rate based on the average daily value of the Contact invested in the Variable Account as follows:

	Level 1	Level 2	Level 3	Level 4
Regatta NY	1.25%	-	-	-
Regatta Gold NY	1.25%	-	-	-
Regatta Extra NY	1.30%	1.45%	-	-
Sun Life Financial Masters Flex NY	1.30%	1.50%	1.70%	-
Sun Life Financial Masters Extra NY	1.40%	1.60%	1.80%	-
Sun Life Financial Masters Access NY	1.35%	1.55%	1.75%	-
Sun Life Financial Masters Choice NY	1.05%	1.25%	1.45%	-
Sun Life Financial Masters Reward NY	1.40%	1.60%	1.80%	2.00%
Sun Life Financial Masters Select NY	1.05%	1.25%	1.55%	1.65%

Administration charges
Each year on the account anniversary, an account administration fee (‘‘Account Fee’’) of $30 is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee is deducted pro rata from each variable annuity payment made during the year.  As reimbursement for administrative expenses, which exceed the revenues received from the Account Fees described above, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to such contracts.

Optional living benefit rider charges
A quarterly charge of 0.125% of account value, is deducted from the value of the contract on the last day of the Account Quarter, (“Account Quarters” are defined as three-month periods, with the first Account Quarter beginning on the date the contracts were issued.), if one of the following optional living benefit riders has been elected: Secured Returns 2, Secured Returns for Life, or Secured Returns for Life Plus. These three optional living benefit riders are available on Sun Life Financial Masters Choice NY contracts, Sun Life Financial Masters Extra NY contracts, Sun Life Masters Access NY contracts, Sun Life Financial Masters Flex NY contracts, Sun Life Financial Masters Reward NY contracts, Sun Life Financial Masters Select NY contracts.

The ON Demand optional living benefit rider and Retirement Asset Protector optional living benefit rider are available on Sun Life Financial Masters Choice NY contracts, Sun Life Financial Masters Extra NY contracts, Sun Life Financial Masters Flex NY contracts, Sun Life Financial Masters Reward NY contracts, Sun Life Financial Masters Select NY, and Sun Life Masters Access NY contracts.  A quarterly charge of 0.1625% for Single Life Coverage is deducted from the value of the contract on the last day of the Account Quarter if the Income ON Demand optional living benefit rider has been elected.  For Sun Life Financial Masters Choice NY contracts, Sun Life Financial Masters Extra NY contracts, Sun Life Financial Masters Flex NY contracts, and Sun Life Financial Masters Access NY contracts electing the Retirement Asset Protector optional living benefit rider prior to February 17, 2009, a quarterly charge 0.0875% is deducted from the value of the contract on the last day of the Account.  A quarterly charge of 0.1875% is deducted if elected after February 17, 2009.  For the Sun Life Financial Masters Reward NY contracts and Sun Life Financial Masters Select NY contracts electing the Retirement Asset Protector optional living benefit a quarterly charge 0.0875% is deducted from the value of the contract on the last day of the Account.

Surrender charges
The Sponsor does not deduct a sales charge from the purchase payments. However, a surrender charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn will be deducted to cover certain expenses relating to the sale of Regatta NY and Regatta Gold NY contracts; 8% for Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, and Sun Life Financial Masters Choice NY; and for 7% for Sun Life Financial Masters Reward NY and Sun Life Financial Masters Select NY if the contract holder requests a full withdrawal prior to reaching the pay-out phase.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

4. CONTRACT CHARGES (CONTINUED)

Distribution charges
For assuming the risk that surrender charges may be insufficient to compensate Sponsor for the costs of distributing the contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to Sun Life Financial Masters Extra NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY contracts and an effective annual rate of 0.20% of the net assets attributable to Sun Life Financial Masters Flex NY and Sun Life Financial Masters Access NY contracts.

Premium Taxes
A deduction, when applicable, is made for premium taxes or similar state or local taxes.  It is currently the policy of the Sponsor to deduct the taxes at the annuity commencement date.  However, the Sponsor reserves the right to deduct such taxes when incurred.

For the year ended December 31, 2009, the Sponsor received the following amounts related to the above mentioned Account Fee and surrender charges. These charges are reflected in the ‘‘Withdrawals, surrenders, annuitizations and contract charges’’ line in the Statements of Changes in Net Assets for each Sub-Account.

	Account Fee	Surrender Charge	Benefit Fee
AVB	$ 6	$ -	$ 4,477
AN4	5	-	425
IVB	820	4,123	8,879
AVW	3	-	219
9XX	593	1,124	56,041
NMT	-	-	-
MCC	1,676	3,301	7,914
NNG	-	-	-
CMG	90	475	1,269
NMI	109	-	445
FVB	133	598	5,544
FL1	589	7,084	42,604
F10	79	1,091	-
F15	437	-	2,447
F20	791	160	666
FVM	1,790	5,301	3,069
SGI	1,287	7,726	53,508
S17	552	13,840	4,936
ISC	771	5,808	8,380
FVS	589	1,315	1,860
SIC	98	210	1,070
FMS	1,468	3,117	39,796
TDM	1,651	5,485	-
FTI	5,818	9,915	-
FTG	462	509	1,133
LRE	392	606	5,083
LAV	419	14,981	2,693

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

4. CONTRACT CHARGES (CONTINUED)

	Account Fee	Surrender Charge	Benefit Fee

LA1	$ 1,229	$ 561	$ -
LA9	2,476	9,206	928
LA2	422	123	-
MIS	1,809	-	-
MIT	6,388	230	-
SVS	14	-	-
MFL	3,729	15,467	-
BDS	549	35	-
MF7	218	155	5,154
CAS	6,081	208	-
MFD	51	70	-
RGS	1,309	-	-
RG1	40	1,994	1,584
MFF	81	-	-
EME	343	2	-
EM1	123	1,352	883
GGS	599	-	-
GG1	27	-	-
GGR	1,838	14	-
GG2	27	-	-
RE1	46	-	-
RES	3,966	-	-
GTR	1,201	-	-
GT2	74	-	-
GSS	2,265	413	-
MFK	4,752	27,340	38,579
EGS	3,696	-	-
HYS	1,590	19	-
MFC	2,259	8,296	-
IGS	362	-	-
IG1	119	73	382
MII	830	-	-
MI1	2,032	8,949	906
M1B	538	1,996	-
MC1	180	364	-
MCV	201	414	-
MMS	3,060	81	-

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

4. CONTRACT CHARGES (CONTINUED)

	Account Fee	Surrender Charge	Benefit Fee

MM1	$ 4,011	$ 55,655	$ -
NWD	519	2	-
M1A	2,984	6,476	-
RIS	462	-	-
RI1	2,843	11,110	925
SIS	305	48	-
SI1	59	6	-
TE1	-	-	-
TRS	7,636	332	-
MFJ	19,346	94,052	29,016
UTS	2,382	50	-
MFE	663	3,096	5,546
MVS	1,010	195	-
MV1	1,524	6,125	15,773
OBV	13	-	2,903
OCA	566	1,252	562
OGG	640	4,916	935
OMG	8,189	31,577	2,542
OMS	109	-	-
PRA	70	-	-
PCR	936	3,162	6,354
PMB	176	204	441
6TT	2	150	430
PLD	1,663	10,503	-
PRR	1,740	5,407	7,897
PTR	4,541	15,445	17,559
1XX	-	-	728
3XX	-	-	145
5XX	31	209	10,503
SVV	609	7,630	43,615
2XX	6	-	1,181
SGC	1,748	7,471	-
S13	51	-	2,497
SDC	7,637	66,222	-
S15	571	1,628	16,382
7XX	240	1,815	75,275
8XX	452	1,251	61,165
6XX	350	1,252	32,856

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

4. CONTRACT CHARGES (CONTINUED)

	Account Fee	Surrender Charge	Benefit Fee

SLC	$ 5,662	$ 30,878	$ -
S12	47	-	1,334
SSA	95	22	1,005
VSC	2,057	4,977	4,149
S14	301	1,410	3,047
4XX	141	926	34,986
S16	461	1,288	3,930
LGF	29	-	230
SC3	293	349	-
SRE	4,362	9,577	2,156
IGB	309	157	3,433
CMM	406	9,228	10,271
VKU	8	90	3,671
VKM	38	-	365
VKC	3	-	389
VLC	224	161	1,850
WTF	20	-	-

5. RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and chose the variable payout option. Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of 4% per year for Regatta NY contracts and 3% per year for Regatta Gold NY contracts with an annuity commencement date prior to January 1, 2000.  Annuity reserves are calculated using the 2000 Individual Annuitant Mortality Table and an assumed interest rate of 4% per year for Regatta NY contracts and 3% per year for Regatta Gold NY and Regatta Extra NY contracts with an annuity commencement date on or after January 1, 2000. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

6.  INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:

	Purchases	Sales
AVB	$2,534,435	$144,628
AN4	304,961	13,302
IVB	1,383,189	1,769,517
AVW	206,283	279,373
9XX	28,690,616	835,175
NMT	23	3,712
MCC	1,324,259	1,798,733
NNG	137	3,622
CMG	901,280	104,494
NMI	967,896	428,901
FVB	1,870,916	267,232
FL1	12,198,197	1,737,043
F10	52,253	95,618
F15	996,907	534,069
F20	460,421	95,054
FVM	1,694,819	1,924,542
SGI	16,555,121	1,706,558
S17	646,627	323,476

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

6.  INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
ISC	$3,446,153	$874,388
FVS	1,851,676	1,268,292
SIC	849,988	155,295
FMS	10,893,170	1,351,980
TDM	245,301	1,522,717
FTI	3,081,302	7,793,849
FTG	719,660	409,000
LRE	1,753,836	466,463
LAV	1,280,399	893,100
LA1	26,141	21,970,121
LA9	1,568,646	1,142,721
LA2	5,149	4,085,702
MIS	8,437,275	837,947
MIT	335,717	2,046,538
SVS	1,142	45,448
MFL	1,025,149	3,730,438
BDS	473,311	288,954
MF7	3,465,999	331,408
CAS	192,150	9,140,514
MFD	12,693	234,941
RGS	113,855	295,069
RG1	592,105	118,478
MFF	3,776	372,090
EME	263,555	157,862
EM1	1,755,612	905,302
GGS	218,679	190,300
GG1	18,734	34,526
GGR	71,439	560,630
GG2	754	6,346
RE1	8,343	78,799
RES	95,167	753,044
GTR	370,480	342,103
GT2	7,443	45,748
GSS	870,545	1,373,195
MFK	18,154,001	5,927,981
EGS	16,551	494,190
HYS	565,092	933,409
MFC	716,296	2,062,050
IGS	17,636	143,572
IG1	274,636	82,716
MII	139,898	204,229
MI1	1,966,049	3,975,228
M1B	265,398	434,720
MC1	923	80,806
MCV	24,677	457,814
MMS	2,395,288	4,391,028
MM1	6,565,438	8,135,363
NWD	186,046	152,768
M1A	195,748	2,863,607
RIS	166,529	293,019
RI1	997,002	2,043,087

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
SIS	$460,140	$219,930
SI1	34,064	22,612
TE1	2,132	21
TRS	1,114,405	3,071,402
MFJ	13,191,328	9,778,986
UTS	702,567	1,781,762
MFE	3,261,213	733,332
MVS	112,372	599,959
MV1	5,228,296	1,603,990
OBV	1,099,222	179,515
OCA	463,180	367,683
OGG	508,170	586,611
OMG	3,902,010	11,381,562
OMS	246,830	111,145
PRA	39,880	39,965
PCR	2,782,824	1,080,173
PMB	464,857	127,980
6TT	3,420,999	9,802
PLD	439,012	49,501,398
PRR	2,471,231	2,020,463
PTR	11,671,955	5,602,234
1XX	579,467	13,794
3XX	78,816	2,435
5XX	4,667,618	116,151
SVV	11,595,454	1,790,941
2XX	457,662	25,455
SGC	5,182,455	1,259,287
S13	870,304	71,509
SDC	69,136,929	17,673,256
S15	4,183,041	1,011,204
7XX	29,585,048	709,098
8XX	24,711,948	2,098,445
6XX	17,148,870	653,285
SLC	28,263,302	8,040,247
S12	746,569	29,473
SSA	684,958	178,332
VSC	1,350,974	2,930,348
S14	2,121,546	1,316,004
4XX	18,299,184	788,653
S16	467,294	332,502
LGF	111,522	569,132
SC3	77,289	198,556
SRE	2,160,986	4,544,215
IGB	3,024,166	696,071
CMM	11,385,750	7,136,474
VKU	1,141,033	80,265
VKM	1,004,680	302,724
VKC	148,629	19,714
VLC	849,529	186,082
WTF	1	5,775

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2009 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AVB	650,341	356,217	294,124
AN4	117,594	76,151	41,443
IVB	2,688,282	2,675,850	12,432
AVW	63,052	69,259	(6,207)
9XX	5,263,245	2,785,221	2,478,024
NMT	-	320	(320)
MCC	3,863,753	3,866,679	(2,926)
NNG	-	342	(342)
CMG	400,739	296,596	104,143
NMI	343,883	289,547	54,336
FVB	467,996	282,204	185,792
FL1	6,409,893	4,962,600	1,447,293
F10	17,682	25,939	(8,257)
F15	152,442	108,993	43,449
F20	224,140	194,409	29,731
FVM	4,334,040	4,379,166	(45,126)
SGI	8,347,840	6,706,619	1,641,221
S17	179,750	126,987	52,763
ISC	2,517,186	2,232,231	284,955
FVS	651,254	610,289	40,965
SIC	341,118	276,223	64,895
FMS	5,293,690	4,404,727	888,963
TDM	1,288,501	1,412,099	(123,598)
FTI	7,002,444	7,422,304	(419,860)
FTG	617,068	594,483	22,585
LRE	920,532	753,982	166,550
LAV	1,138,565	1,095,853	42,712
LA1	6,079	2,925,086	(2,919,007)
LA9	1,509,390	1,486,256	23,134
LA2	753	479,138	(478,385)
MIS	1,059,025	219,845	839,180
MIT	47,336	169,342	(122,006)
SVS	911	6,578	(5,667)
MFL	5,036,165	5,277,620	(241,455)
BDS	73,668	65,704	7,964
MF7	937,486	671,187	266,299
CAS	99,038	691,868	(592,830)
MFD	23,749	46,291	(22,542)
RGS	14,046	31,782	(17,736)
RG1	386,921	318,026	68,895
MFF	52,360	94,200	(41,840)
EME	17,303	13,134	4,169
EM1	311,507	246,817	64,690
GGS	5,569	9,514	(3,945)
GG1	1,089	2,280	(1,191)
GGR	8,156	33,752	(25,596)
GG2	7,830	8,216	(386)
RE1	33,729	40,422	(6,693)

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
RES	7,875	57,276	(49,401)
GTR	15,386	24,171	(8,785)
GT2	2,047	5,122	(3,075)
GSS	100,707	138,852	(38,145)
MFK	8,196,675	7,196,940	999,735
EGS	20,375	52,405	(32,030)
HYS	27,031	67,570	(40,539)
MFC	1,626,709	1,800,248	(173,539)
IGS	13,940	23,299	(9,359)
IG1	197,077	172,819	24,258
MII	21,716	27,102	(5,386)
MI1	5,879,664	6,100,126	(220,462)
M1B	384,404	398,483	(14,079)
MC1	71,329	81,138	(9,809)
MCV	52,619	88,424	(35,805)
MMS	200,637	347,076	(146,439)
MM1	4,169,954	4,300,383	(130,429)
NWD	34,361	30,085	4,276
M1A	2,263,569	2,492,576	(229,007)
RIS	16,154	24,972	(8,818)
RI1	1,903,558	1,969,844	(66,286)
SIS	62,911	54,460	8,451
SI1	15,544	15,787	(243)
TE1	245	-	245
TRS	35,126	156,097	(120,971)
MFJ	2,966,069	2,790,807	175,262
UTS	15,022	58,431	(43,409)
MFE	968,522	847,886	120,636
MVS	56,399	97,921	(41,522)
MV1	2,967,658	2,636,483	331,175
OBV	262,211	112,225	149,986
OCA	506,543	492,848	13,695
OGG	794,073	808,293	(14,220)
OMG	16,044,159	16,716,770	(672,611)
OMS	119,288	94,896	24,392
PRA	60,127	61,144	(1,017)
PCR	1,651,954	1,490,197	161,757
PMB	95,300	80,982	14,318
6TT	588,828	271,527	317,301
PLD	21,221	4,772,134	(4,750,913)
PRR	2,058,775	2,052,400	6,375
PTR	6,874,075	6,534,199	339,876
1XX	131,575	80,303	51,272
3XX	19,852	12,918	6,934
5XX	1,265,257	842,518	422,739
SVV	7,546,413	6,050,959	1,495,454

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
2XX	146,385	104,807	41,578
SGC	3,092,648	2,445,067	647,581
S13	412,556	312,590	99,966
SDC	24,981,682	19,974,888	5,006,794
S15	2,174,635	1,869,999	304,636
7XX	3,559,305	934,239	2,625,066
8XX	3,152,111	1,129,420	2,022,691
6XX	2,480,239	966,445	1,513,794
SLC	18,815,375	15,304,363	3,511,012
S12	263,044	178,199	84,845
SSA	324,264	260,168	64,096
VSC	4,380,219	4,519,373	(139,154)
S14	629,496	555,698	73,798
4XX	4,575,133	3,007,332	1,567,801
S16	829,126	802,161	26,965
LGF	92,885	155,345	(62,460)
SC3	93,705	100,435	(6,730)
SRE	4,246,176	4,407,465	(161,289)
IGB	1,212,478	998,378	214,100
CMM	2,348,952	1,921,297	427,655
VKU	384,044	263,975	120,069
VKM	287,495	202,851	84,644
VKC	56,745	39,893	16,852
VLC	766,341	664,348	101,993
WTF	8,173	8,755	(582)
8.  FAIR VALUE MEASUREMENTS

The following section applies the FASB ASC Topic 820 fair value hierarchy and disclosure requirements to the Variable Account’s financial instruments that are carried at fair value. FASB ASC Topic 820 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants. The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. FASB ASC Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

In compliance with FASB ASC Topic 820, the Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above.  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

8.  FAIR VALUE MEASUREMENTS (CONTINUED)

In compliance with FASB ASC Topic 820, the Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above.  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

As of December 31, 2009, the Funds of the Variable Account are identical to public mutual funds, but are only available to the contract holders of the Variable Account.  The inputs used to price the Funds are observable and are identical to mutual funds readily tradable in public markets and represent Level 1 assets under the FASB ASC Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account.

On April 1, 2009, the FASB issued additional guidance on estimating fair value, when the volume and level of activity for the asset or liability have significantly decreased, as well as guidance on identifying circumstances that indicate a transaction is not orderly.  The Variable Account reviewed its pricing sources and methodologies and has concluded that its various pricing sources and methodologies are in compliance with this guidance, which is now a part of FASB ASC Topic 820.

Fair Value Hierarchy

The following table presents the Variable Account's categories for its assets measured at fair value on a recurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Assets
Investment in the Funds	$ 806,423,827	$ -	$ -	$ 806,423,827

Total assets measured at fair
value on a recurring basis	$ 806,423,827	$ -	$ -	$ 806,423,827

9. FINANCIAL HIGHLIGHTS

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
AVB
2009	416,439	$ 9.2498	to	$ 9.3787	$ 3,878,782	0.73%	1.35%	to	2.10%	21.13%	to	22.06%
20084	122,315	7.6489	to	7.6837	936,246	2.56	1.35	to	1.90	(23.51)	to	(23.16)
AN4
2009	50,402	7.7359	to	7.8147	391,245	2.57	1.35	to	1.90	36.59	to	37.36
20084	8,959	5.6658	to	5.6799	50,789	-	1.55	to	1.85	(43.34)	to	(43.20)
IVB
2009	568,712	7.0385	to	7.1366	4,033,846	1.05	1.35	to	2.10	31.54	to	32.54
20084	556,280	5.3510	to	5.3843	2,987,735	0.22	1.35	to	2.10	(46.49)	to	(46.16)
AVW
20095	-	-	to	-	-	1.94	1.35	to	1.90	23.08	to	23.96
20084	6,207	6.5630	to	6.5766	40,807	-	1.65	to	1.90	(34.37)	to	(34.23)
9XX
2009	2,602,488	11.9123	to	12.0216	31,148,614	3.51	1.35	to	2.10	18.38	to	19.28
20086	124,464	10.0670	to	10.0781	1,253,151	6.84	1.35	to	1.90	0.67	to	0.78

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

9. FINANCIAL HIGHLIGHTS

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
NMT
2009	1,806	$ 10.7025			$ 19,324	0.12%	1.85%			24.71%
2008	2,126	8.5815			18,234	-	1.85			(44.62)
2007	2,531	15.4946			39,209	1.51	1.85			17.07
200618	2,805	13.2356			37,121	0.20	1.85			17.53
MCC
2009	872,030	8.2701	to	8.4508	7,296,684	-	1.35	to	2.10	24.14	to	25.09
2008	874,956	6.6684	to	6.7559	5,875,201	-	1.35	to	2.05	(44.92)	to	(44.53)
20077	347,006	12.1229	to	12.1788	4,213,882	0.23	1.35	to	1.90	21.23	to	21.79
NNG
2009	1,928	9.7021			18,713	0.74	1.85			24.32
2008	2,270	7.8041			17,725	0.32	1.85			(40.57)
2007	2,702	13.1322			35,504	0.08	1.85			15.29
200618	2,995	11.3903			34,120	-	1.85			4.14
CMG
2009	169,778	8.6004	to	8.7754	1,475,461	0.31	1.35	to	2.05	23.73	to	24.62
2008	65,635	6.9702	to	7.0418	458,764	0.04	1.35	to	1.90	(40.75)	to	(40.41)
20077	41,020	11.7631	to	11.7977	483,170	-	1.55	to	1.90	17.63	to	17.98
NMI
2009	228,587	8.5004	to	11.7079	2,140,375	1.85	1.35	to	2.05	35.12	to	36.08
2008	174,251	6.2814	to	8.6297	1,137,888	1.46	1.35	to	1.90	(49.47)	to	(49.19)
2007	62,102	12.4312	to	17.0348	806,324	0.15	1.35	to	1.90	17.45	to	24.89
200618	2,635	14.4220			37,987	0.32	1.85			20.95
FVB
2009	314,922	9.3343	to	9.5381	2,976,570	2.61	1.35	to	2.10	35.42	to	36.46
2008	129,130	6.9252	to	6.9899	896,562	3.44	1.35	to	1.85	(35.37)	to	(35.04)
20077	16,023	10.7154	to	10.7604	171,859	6.91	1.35	to	1.85	7.15	to	7.60
FL1
2009	1,820,353	8.7989	to	8.9215	16,142,765	1.71	1.35	to	2.10	32.62	to	33.64
20084	373,060	6.6372	to	6.6758	2,482,916	2.50	1.35	to	2.05	(33.63)	to	(33.24)
F10
2009	113,541	10.4536	to	10.6780	1,191,182	3.82	1.55	to	2.05	21.41	to	22.03
2008	121,798	8.6099	to	8.7500	1,051,642	2.71	1.55	to	2.05	(26.71)	to	(26.33)
2007	122,087	11.7474	to	11.8517	1,436,371	2.67	1.35	to	2.05	6.19	to	6.95
200618	31,184	11.0629	to	11.0891	345,329	4.86	1.85	to	2.05	7.34	to	7.56
F15
2009	242,299	10.4773	to	10.8162	2,584,702	3.76	1.35	to	2.10	22.40	to	23.33
2008	198,850	8.6158	to	8.7699	1,724,572	2.80	1.35	to	1.90	(28.68)	to	(28.28)
2007	174,861	12.0810	to	12.2281	2,122,022	3.15	1.35	to	1.90	6.99	to	7.59
200618	118,763	11.2915	to	11.3650	1,344,283	1.97	1.35	to	1.90	8.74	to	9.35

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
F20
2009	332,770	$ 10.0708	to	$ 10.4856	$ 3,442,084	3.42%	1.35%	to	2.30%	25.59%	to	26.81%
2008	303,039	8.0187	to	8.2686	2,479,513	2.65	1.35	to	2.30	(34.35)	to	(33.71)
2007	154,288	12.2148	to	12.4736	1,909,217	3.51	1.35	to	2.30	7.42	to	8.47
200618	44,515	11.3706	to	11.4991	509,174	2.14	1.35	to	2.30	9.14	to	10.20
FVM
2009	1,073,778	9.4139	to	9.6194	10,234,442	0.47	1.35	to	2.10	36.82	to	37.87
2008	1,118,904	6.8806	to	6.9774	7,759,052	0.25	1.35	to	2.10	(40.88)	to	(40.43)
20077	729,385	11.6386	to	11.7120	8,517,929	0.46	1.35	to	2.10	16.39	to	17.12
SGI
2009	2,565,453	9.9288	to	10.1455	25,776,627	0.75	1.35	to	2.10	17.73	to	18.63
2008	924,232	8.4336	to	8.5521	7,852,206	1.91	1.35	to	2.10	(20.53)	to	(19.92)
20077	370,783	10.6128	to	10.6798	3,948,122	-	1.35	to	2.10	6.13	to	6.80
S17
2009	324,867	8.9738	to	9.0651	2,930,207	2.66	1.35	to	1.90	27.78	to	28.49
20084	272,104	7.0230	to	7.0549	1,915,790	4.58	1.35	to	1.90	(29.77)	to	(29.45)
ISC
2009	772,129	9.2720	to	9.4743	7,242,655	7.56	1.35	to	2.10	32.75	to	33.77
2008	487,174	6.9846	to	7.0828	3,428,485	5.29	1.35	to	2.10	(31.14)	to	(30.61)
20077	211,989	10.1431	to	10.2071	2,157,064	2.63	1.35	to	2.10	1.43	to	2.07
FVS
2009	199,338	10.7178	to	16.1157	2,947,137	1.58	1.35	to	2.10	26.44	to	27.41
2008	158,373	8.3413	to	12.6935	1,856,955	1.21	1.35	to	2.10	(34.43)	to	(33.93)
2007	131,552	12.6498	to	19.2795	2,337,163	0.62	1.35	to	2.10	(4.44)	to	(3.71)
2006	83,668	13.1634	to	20.0930	1,557,788	0.57	1.35	to	2.10	14.53	to	15.41
2005	22,483	14.4076	to	17.4724	373,043	0.75	1.35	to	2.10	6.49	to	7.30
SIC
2009	103,738	11.0193	to	11.2596	1,155,716	8.21	1.35	to	2.10	23.11	to	24.05
2008	38,843	8.9508	to	9.0765	350,585	7.41	1.35	to	2.10	(13.11)	to	(12.44)
20077	10,791	10.3226	to	10.3659	111,479	0.12	1.35	to	1.85	3.23	to	3.66
FMS
2009	1,509,937	10.4040	to	13.4765	19,057,770	2.42	1.35	to	2.10	23.40	to	24.35
2008	620,974	8.3967	to	10.8764	6,358,281	3.38	1.35	to	2.10	(38.44)	to	(37.96)
2007	324,291	13.5831	to	17.5943	5,370,241	1.37	1.35	to	2.10	1.29	to	2.07
2006	118,047	13.3546	to	17.2983	1,929,810	1.07	1.35	to	2.10	15.90	to	16.79
2005	36,128	11.4756	to	14.8645	512,537	0.94	1.35	to	2.10	8.24	to	9.07
TDM
2009	292,739	13.7314	to	14.2969	4,127,272	4.79	1.35	to	2.30	68.62	to	70.26
2008	416,337	8.1432	to	8.3970	3,458,744	2.67	1.35	to	2.30	(53.80)	to	(53.35)
2007	255,210	17.7039	to	17.9989	4,558,626	1.91	1.35	to	2.10	26.07	to	27.04
200619	23,980	14.0766	to	14.1682	338,168	0.56	1.35	to	1.90	25.66	to	26.36

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
FTI
2009	1,632,071	$ 12.2914	to	$ 17.5014	$ 26,257,392	3.49%	1.35%	to	2.30%	33.89%	to	35.19%
2008	2,051,931	9.1427	to	12.9916	24,577,223	2.34	1.35	to	2.30	(41.76)	to	(41.19)
2007	1,973,683	15.6329	to	22.1685	40,379,528	1.97	1.35	to	2.30	12.79	to	13.89
2006	1,879,769	13.8036	to	19.5344	33,802,942	1.19	1.35	to	2.30	18.66	to	19.81
2005	1,001,875	11.5856	to	16.3623	15,071,971	1.05	1.35	to	2.30	7.64	to	8.69
FTG
2009	183,733	10.0822	to	15.1541	2,688,821	3.26	1.35	to	2.10	28.35	to	29.33
2008	161,148	7.8113	to	11.7171	1,823,983	1.76	1.35	to	2.10	(43.54)	to	(43.11)
2007	127,030	13.7575	to	20.5944	2,544,281	1.41	1.35	to	2.10	0.19	to	0.96
2006	48,332	13.6548	to	20.3990	959,159	1.11	1.35	to	2.05	19.32	to	20.17
2005	9,583	16.6698	to	16.8638	160,657	1.29	1.55	to	1.90	6.80	to	7.18
LRE
2009	258,697	9.1251	to	9.2437	2,376,146	4.28	1.35	to	2.05	66.37	to	67.56
20084	92,147	5.4849	to	5.5168	507,063	5.71	1.35	to	2.05	(45.15)	to	(44.83)
LAV
2009	304,282	11.6197	to	13.0302	3,870,620	0.19	1.35	to	2.05	23.39	to	24.27
2008	261,570	9.3501	to	10.4851	2,685,393	0.52	1.35	to	2.05	(30.14)	to	(29.64)
2007	261,718	13.2883	to	14.9014	3,841,385	0.61	1.35	to	2.05	4.52	to	5.27
2006	150,701	12.6227	to	14.1549	2,108,884	1.04	1.35	to	2.05	12.30	to	13.10
2005	8,046	12.3723	to	12.5157	100,042	0.31	1.35	to	1.90	4.93	to	5.51
LA1
20098	-	-	to	-	- -	-	1.35	to	2.30	(22.55)	to	(22.44)
2008	2,919,007	7.7380	to	10.6414	28,138,558	1.58	1.35	to	2.30	(37.89)	to	(37.28)
2007	2,576,966	12.4077	to	17.0283	39,814,143	1.54	1.35	to	2.30	1.05	to	2.03
2006	1,532,748	12.2289	to	16.7486	23,227,656	1.65	1.35	to	2.30	14.58	to	15.69
2005	879,242	10.6290	to	14.5279	11,598,746	1.26	1.35	to	2.30	0.88	to	1.86
LA9
2009	432,621	12.1491	to	12.8841	5,446,297	-	1.35	to	2.30	42.20	to	43.58
2008	409,487	8.5436	to	8.9733	3,599,608	-	1.35	to	2.30	(39.67)	to	(39.08)
2007	403,002	14.0990	to	14.7298	5,837,976	-	1.35	to	2.30	18.48	to	19.64
2006	373,528	11.8271	to	12.3122	4,539,464	-	1.35	to	2.30	5.42	to	6.44
2005	159,566	11.1508	to	11.5672	1,830,266	-	1.35	to	2.30	2.22	to	3.21
LA2
20099	-	-	to	-	- -	-	1.35	to	2.25	(14.74)	to	(14.63)
2008	478,385	7.4904	to	10.5805	4,763,791	1.37	1.35	to	2.25	(40.73)	to	(40.18)
2007	449,323	12.4858	to	17.7501	7,495,837	0.50	1.35	to	2.25	(1.69)	to	(0.78)
2006	310,865	12.6555	to	17.9544	5,225,336	0.73	1.35	to	2.25	9.71	to	10.72
2005	133,865	11.4941	to	16.2736	2,020,469	0.54	1.35	to	2.25	5.79	to	6.76

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
MIS
200910	1,161,482	$ 8.2725	to	$ 10.3563	$ 10,437,241	0.74%	1.40%			3.56%	to	38.20%
2008	322,302	5.9857			1,997,170	0.64	1.40			(38.09)
2007	377,508	9.6680			3,776,044	0.37	1.40			9.98
2006	449,020	8.7905			4,003,180	0.10	1.40			6.18
2005	555,446	8.2786			4,661,601	0.53	1.40			2.94
MIT
2009	593,054	15.8059	to	23.3617	10,183,998	2.43	1.40			23.53
2008	715,060	12.7952	to	18.9118	9,988,407	1.55	1.40			(35.85)
2007	903,166	19.9466	to	29.4818	19,620,780	1.19	1.40			4.48
2006	1,155,740	19.0915	to	28.2180	23,913,037	0.84	1.40			11.74
2005	1,453,559	17.0852	to	25.2526	26,911,091	0.98	1.40			6.22
SVS
200911	-	-	to	-	- -	2.20	1.45	to	1.90	0.35	to	0.83
2008	5,667	6.7538	to	8.6723	44,704	0.97	1.45	to	1.90	(43.88)	to	(43.62)
2007	6,894	11.9798	to	15.4221	97,779	1.53	1.45	to	1.90	(4.48)	to	(4.04)
2006	7,004	12.4844	to	16.1127	103,723	0.58	1.45	to	1.90	11.77	to	12.28
2005	8,755	11.1193	to	14.3873	117,542	0.81	1.45	to	1.90	(2.60)	to	(2.16)
MFL
2009	1,158,997	9.9410	to	12.1284	13,485,582	2.12	1.35	to	2.30	22.12	to	23.31
2008	1,400,452	8.1070	to	9.8708	13,288,205	1.22	1.35	to	2.30	(36.62)	to	(36.00)
2007	1,433,097	12.7390	to	15.4788	21,338,839	0.98	1.35	to	2.30	3.25	to	4.26
2006	1,209,614	12.2878	to	14.9001	17,302,391	0.54	1.35	to	2.30	10.45	to	11.52
2005	544,820	11.0803	to	13.4086	7,009,985	0.70	1.35	to	2.30	4.96	to	5.97
BDS
2009	102,406	16.4612			1,685,704	6.09	1.40			26.19
2008	94,442	13.0447			1,231,976	7.08	1.40			(11.77)
2007	119,260	14.7852			1,763,282	6.13	1.40			2.09
2006	140,433	14.4822			2,033,786	6.15	1.40			3.75
2005	163,530	13.9589			2,282,719	6.18	1.40			0.35
MF7
2009	330,244	11.8974	to	14.0122	4,131,004	3.02	1.35	to	2.10	24.98	to	25.94
2008	63,945	9.5144	to	11.1375	652,770	6.84	1.35	to	2.10	(12.65)	to	(11.97)
2007	60,348	10.8861	to	12.6653	702,249	5.69	1.35	to	2.10	1.10	to	1.88
2006	46,224	10.7620	to	12.4442	540,557	6.24	1.35	to	2.10	2.67	to	3.46
2005	47,319	10.4763	to	12.0404	541,384	5.82	1.35	to	2.10	(0.54)	to	0.22
CAS
200910	-	-	to	-	- -	1.46	1.40			35.51
2008	592,830	9.5842	to	14.4171	6,699,709	0.51	1.40			(37.90)
2007	715,773	15.4329	to	23.2151	12,878,546	0.20	1.40			9.60
2006	909,349	14.0817	to	21.1825	14,906,513	0.21	1.40			4.91
2005	1,225,268	13.4231	to	20.1918	19,137,284	0.64	1.40			(0.47)

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
MFD
200910	-	$ -		$ -	$ - - - -	0.82%	1.45%	to	1.90%	34.07%	to	35.28%
2008	22,542	7.2291	to	9.0571	164,596	0.16	1.45	to	1.90	(38.42)	to	(38.14)
2007	18,362	11.7033	to	14.6777	216,634	-	1.45	to	1.90	8.81	to	9.31
2006	18,751	10.7230	to	13.4621	202,570	-	1.45	to	1.90	4.04	to	4.52
2005	18,561	10.2749	to	12.9125	192,046	0.39	1.45	to	1.90	(1.27)	to	(0.82)
RGS
2009	147,962	13.6204			2,025,487	1.82	1.40			30.91
2008	165,698	10.4046			1,732,359	0.66	1.40			(39.48)
2007	213,003	17.1917			3,676,466	0.33	1.40			7.21
2006	126,961	16.0362			2,050,327	0.64	1.40			12.17
2005	174,420	14.2962			2,507,227	0.70	1.40			5.09
RG1
2009	105,238	8.4134	to	11.1097	898,361	1.30	1.35	to	2.10	29.66	to	30.65
2008	36,343	6.4951	to	8.5251	243,846	0.42	1.35	to	2.05	(40.05)	to	(39.62)
2007	28,269	10.8349	to	14.1558	325,240	0.07	1.35	to	2.05	6.66	to	8.99
2006	2,530	13.2717			33,570	0.64	1.60			11.63
2005	3,460	11.8893	to	11.9594	41,298	0.44	1.45	to	1.60	4.69	to	4.85
MFF
2009	20,857	11.8820	to	15.2837	275,003	-	1.35	to	1.90	34.84	to	35.60
2008	62,697	8.7848	to	11.3113	612,961	-	1.35	to	1.90	(38.72)	to	(38.38)
2007	60,959	14.2920	to	18.4211	968,486	-	1.35	to	1.90	18.69	to	19.36
2006	60,203	12.0046	to	15.4885	802,950	-	1.35	to	1.90	5.66	to	6.25
2005	21,068	11.3274	to	14.6297	262,983	-	1.35	to	1.90	6.84	to	7.43
EME
2009	46,122	20.9735			1,011,981	2.34	1.40			66.25
2008	41,953	12.6153			557,523	1.44	1.40			(55.71)
2007	70,432	28.4864			2,073,438	1.99	1.40			33.78
2006	71,767	21.2942			1,580,969	1.15	1.40			28.37
2005	84,999	16.5879			1,453,126	0.67	1.40			34.88
EM1
2009	159,025	13.6711	to	28.3057	2,230,012	1.95	1.35	to	2.10	64.60	to	65.86
2008	94,335	8.3193	to	17.1097	808,994	0.90	1.35	to	2.05	(56.12)	to	(55.80)
2007	37,711	18.9582	to	39.1581	777,561	1.89	1.35	to	2.05	32.49	to	33.44
2006	38,560	14.3089	to	29.3743	629,654	0.61	1.35	to	2.05	27.24	to	28.15
2005	6,181	22.8109	to	22.9454	141,368	0.52	1.45	to	1.60	34.27	to	34.47
GGS
2009	48,014	17.1825	to	20.9884	925,767	12.36	1.40			2.63
2008	51,959	16.7428	to	20.4513	981,022	8.30	1.40			8.88
2007	48,239	15.3769	to	18.7828	853,868	2.16	1.40			7.19
2006	64,809	14.3451	to	17.5226	1,065,979	-	1.40			3.52
2005	81,491	13.8573	to	16.9267	1,283,646	10.46	1.40			(8.48)

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
GG1
2009	1,777	$ 16.2481	to	$ 16.4438	$ 28,905	4.78%	1.45%	to	1.60%	2.11%	to	2.27%
2008	2,968	15.9120	to	16.0792	47,261	8.87	1.45	to	1.60	8.36	to	8.52
2007	2,138	14.6846	to	14.8163	31,418	1.71	1.45	to	1.60	6.74	to	6.90
2006	2,138	13.7580	to	13.8601	29,430	-	1.45	to	1.60	3.03	to	3.19
2005	441	13.3529			5,888	9.56	1.60			(8.97)
GGR
2009	129,610	21.1438	to	24.8280	2,983,945	1.25	1.40			37.88
2008	155,206	15.3345	to	18.0065	2,591,851	1.08	1.40			(39.78)
2007	194,119	25.4645	to	29.9015	5,345,880	1.74	1.40			11.70
2006	249,630	22.7970	to	26.7693	6,142,169	0.56	1.40			15.76
2005	304,648	19.6936	to	23.1251	6,475,959	0.48	1.40			8.52
GG2
2009	5,638	14.5294	to	16.8050	87,432	0.78	1.45	to	1.85	36.85	to	37.41
2008	6,024	10.5898	to	12.2608	68,004	0.73	1.45	to	1.85	(40.20)	to	(39.96)
2007	6,553	17.6636	to	20.4717	122,365	1.40	1.45	to	1.85	10.94	to	11.39
2006	5,621	15.8817	to	18.4253	95,514	0.33	1.45	to	1.85	14.85	to	15.31
2005	4,395	13.7937	to	16.0191	63,039	0.23	1.45	to	1.85	7.71	to	8.15
RE1
2009	10,557	11.5089	to	13.8760	141,390	1.38	1.55	to	2.05	29.32	to	29.98
2008	17,250	8.8588	to	10.6918	169,033	0.36	1.45	to	2.05	(37.87)	to	(37.49)
2007	14,849	14.1938	to	17.1481	235,679	0.54	1.45	to	2.05	10.64	to	11.32
2006	10,878	12.7699	to	15.4435	158,872	0.39	1.55	to	1.90	8.23	to	8.61
2005	10,280	11.7631	to	14.1480	127,473	0.35	1.45	to	1.90	5.32	to	6.15
RES
2009	346,941	16.0564			5,592,794	1.67	1.40			30.61
2008	396,342	12.2931			4,893,125	0.67	1.40			(37.31)
2007	494,719	19.6097			9,740,719	0.84	1.40			11.67
2006	634,293	17.5609			11,156,441	0.67	1.40			9.03
2005	824,261	16.1060			13,288,164	0.57	1.40			6.52
GTR
2009	131,003	23.1956			3,131,455	8.23	1.40			13.57
2008	139,788	20.4242			2,941,214	5.61	1.40			(16.59)
2007	171,467	24.4873			4,316,036	2.25	1.40			7.36
2006	199,822	22.8092			4,681,251	0.93	1.40			15.66
2005	237,423	19.7207			4,797,953	4.38	1.40			2.33
GT2
2009	3,618	16.4588	to	16.6571	59,752	6.90	1.45	to	1.60	12.94	to	13.11
2008	6,693	14.5731	to	14.7262	97,717	7.47	1.45	to	1.60	(16.94)	to	(16.82)
2007	18,720	17.5458	to	17.7031	330,653	2.01	1.45	to	1.60	6.88	to	7.04
2006	20,819	16.4169	to	16.5387	343,718	0.65	1.45	to	1.60	15.04	to	15.22
2005	20,792	14.2701	to	14.3542	297,996	3.80	1.45	to	1.60	1.89	to	2.04

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
GSS
2009	264,850	$ 17.8993	to	$ 20.3343	$ 4,973,849	5.13%	1.40%			3.05%
2008	302,995	17.3694	to	19.7322	5,513,566	5.47	1.40			7.04
2007	295,903	16.2264	to	18.4338	5,050,410	5.13	1.40			5.69
2006	348,231	15.3527	to	17.4413	5,627,620	5.17	1.40			2.26
2005	462,759	15.0138	to	17.0563	7,297,597	4.83	1.40			0.89
MFK
2009	2,364,250	11.3003	to	12.8977	28,215,172	3.65	1.35	to	2.30	1.84	to	2.83
2008	1,364,515	11.0966	to	12.5561	15,897,414	5.02	1.35	to	2.30	5.80	to	6.83
2007	1,756,262	10.4885	to	11.7653	19,201,897	4.67	1.35	to	2.30	4.44	to	5.46
2006	1,517,021	10.0430	to	11.1680	15,792,156	4.26	1.35	to	2.30	1.10	to	2.08
2005	899,358	9.9338	to	10.9515	9,243,056	4.10	1.35	to	2.30	(0.33)	to	0.63
EGS
2009	276,506	16.1701			4,495,975	0.28	1.40			35.83
2008	308,536	11.9043			3,697,723	0.25	1.40			(38.20)
2007	360,581	19.2631			6,996,743	-	1.40			19.56
2006	473,820	16.1111			7,685,740	-	1.40			6.53
2005	610,176	15.1231			9,280,671	-	1.40			7.64
HYS
2009	162,552	16.9504	to	21.4382	2,866,530	10.08	1.40			48.28
2008	203,091	11.4311	to	14.4576	2,413,662	9.30	1.40			(30.64)
2007	261,413	16.4803	to	20.8436	4,462,910	7.50	1.40			0.51
2006	319,944	16.3964	to	20.7375	5,415,379	8.43	1.40			8.87
2005	410,540	15.0602	to	19.0475	6,386,367	8.70	1.40			0.79
MFC
2009	395,038	11.0228	to	14.9778	5,158,525	9.70	1.35	to	2.30	46.27	to	47.69
2008	568,577	7.5053	to	10.1775	5,052,870	8.96	1.35	to	2.30	(31.27)	to	(30.60)
2007	493,122	10.8750	to	14.7167	6,325,629	6.57	1.35	to	2.30	(0.79)	to	0.18
2006	339,595	10.9162	to	14.7423	4,385,147	7.18	1.35	to	2.30	7.52	to	8.56
2005	203,374	10.1115	to	13.6278	2,467,430	7.69	1.35	to	2.30	(0.40)	to	0.56
IGS
2009	58,916	17.2712			1,091,374	1.21	1.40			36.16
2008	68,275	12.6849			923,284	1.41	1.40			(40.66)
2007	90,396	21.3763			2,033,967	1.44	1.40			14.97
2006	111,077	18.5935			2,158,483	0.69	1.40			24.31
2005	113,047	14.9579			1,769,881	0.99	1.40			13.33
IG1
2009	63,160	9.3259	to	18.7789	635,964	0.71	1.35	to	2.05	34.87	to	35.83
2008	38,902	6.9343	to	13.8392	308,784	1.14	1.35	to	1.90	(41.11)	to	(40.77)
2007	14,989	11.7937	to	23.3903	243,040	1.07	1.35	to	1.70	14.40	to	18.28
2006	7,161	20.2653	to	20.4157	145,515	0.42	1.45	to	1.60	23.75	to	23.94
2005	3,758	16.3762	to	16.4727	61,815	0.70	1.45	to	1.60	12.80	to	12.97

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
MII
2009	86,296	$ 23.8650			$ 2,095,242	3.28%	1.40%			23.64%
2008	91,682	19.3023			1,800,224	1.03	1.40			(32.36)
2007	114,390	28.5372			3,320,814	1.67	1.40			5.86
2006	153,740	26.9574			4,209,572	1.20	1.40			27.45
2005	155,225	21.1517			3,341,909	1.12	1.40			13.63
MI1
2009	1,359,431	8.9146	to	20.1814	12,290,231	3.30	1.35	to	2.05	22.55	to	23.42
2008	1,579,893	7.2744	to	16.3680	11,642,439	0.93	1.35	to	2.05	(32.98)	to	(32.50)
2007	1,146,536	10.8548	to	24.2747	12,600,875	0.70	1.35	to	2.05	5.31	to	9.19
2006	11,832	22.8449	to	23.0144	270,322	0.85	1.45	to	1.60	26.90	to	27.09
2005	6,616	18.0029			119,127	0.99	1.60	to	1.60	13.10
M1B
2009	114,784	10.0869	to	12.1084	1,323,197	0.56	1.35	to	2.30	36.57	to	37.89
2008	128,863	7.3335	to	8.8122	1,098,381	0.35	1.35	to	2.30	(38.80)	to	(38.20)
2007	140,983	11.8970	to	14.3104	1,935,894	0.09	1.35	to	2.30	8.69	to	9.75
2006	70,637	10.8673	to	13.0852	871,164	-	1.35	to	2.10	5.16	to	5.97
2005	64,029	10.2812	to	12.3920	744,927	0.29	1.35	to	2.10	1.97	to	2.75
MC1
2009	19,670	6.9397	to	10.9462	196,602	-	1.35	to	2.10	38.95	to	40.01
2008	29,479	4.9691	to	7.8460	205,605	-	1.35	to	2.10	(52.46)	to	(52.09)
2007	27,234	10.3989	to	16.4361	393,908	-	1.35	to	2.10	7.27	to	8.10
2006	30,485	9.6444	to	15.2590	410,801	-	1.35	to	2.10	0.05	to	0.82
2005	28,801	9.5902	to	15.1887	392,453	-	1.35	to	2.30	0.42	to	1.39
MCV
20095	- -	-	to	-	- - -	2.21	1.35	to	2.10	31.88	to	33.07
2008	35,805	7.9902	to	10.1931	336,686	1.07	1.35	to	2.10	(43.54)	to	(43.10)
2007	31,942	14.0786	to	17.9783	535,584	0.49	1.35	to	2.10	(0.54)	to	0.23
2006	34,580	14.0824	to	18.0015	581,456	-	1.35	to	2.10	8.69	to	9.52
2005	28,705	12.8913	to	16.4956	450,271	-	1.35	to	2.30	4.94	to	5.96
MMS
2009	374,862	12.6708	to	13.9040	4,923,201	-	1.40			(1.38)
2008	521,301	12.8482	to	14.0986	6,920,099	1.96	1.40			0.62
2007	414,830	12.7685	to	14.0112	5,449,053	4.78	1.40			3.39
2006	364,429	12.3493	to	13.5512	4,647,442	4.56	1.40			3.15
2005	455,219	11.9717	to	13.1369	5,662,703	2.66	1.40			1.31
MM1
2009	1,109,452	9.8277	to	10.6319	11,357,193	-	1.35	to	2.30	(2.30)	to	(1.35)
2008	1,239,881	10.0591	to	10.7774	12,927,118	1.77	1.35	to	2.30	(0.55)	to	0.42
2007	1,348,108	10.1145	to	10.7321	14,041,708	4.45	1.35	to	2.30	2.17	to	3.17
2006	947,627	9.8887	to	10.4025	9,594,701	4.26	1.35	to	2.30	1.94	to	2.93
2005	612,159	9.6807	to	10.1065	6,032,904	2.53	1.35	to	2.30	0.11	to	1.08

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
NWD
2009	65,904	$ 15.4297			$ 1,047,811	-%	1.40%			60.71%
2008	61,628	9.6008			612,055	-	1.40			(40.41)
2007	84,135	16.1116			1,391,675	-	1.40			1.13
2006	123,585	15.9308			2,006,553	-	1.40			11.61
2005	137,801	14.2734			1,998,705	-	1.40			3.76
M1A
2009	499,377	11.1901	to	14.7545	6,706,465	-	1.35	to	2.30	58.97	to	60.52
2008	728,384	6.9890	to	9.2245	6,132,451	-	1.35	to	2.30	(41.16)	to	(40.58)
2007	707,841	11.7924	to	15.5804	10,052,210	-	1.35	to	2.30	(0.09)	to	0.89
2006	598,957	11.7184	to	15.4984	8,423,548	-	1.35	to	2.30	10.31	to	11.38
2005	308,542	10.5482	to	13.9648	3,866,178	-	1.35	to	2.30	2.55	to	3.54
RIS
2009	47,382	16.0353			759,808	3.00	1.40			29.13
2008	56,200	12.4182			697,920	1.75	1.40			(43.28)
2007	78,858	21.8957			1,726,617	1.11	1.40			11.58
2006	87,103	19.6230			1,709,195	1.21	1.40			25.72
2005	97,912	15.6089			1,528,297	0.77	1.40			14.96
RI1
2009	456,682	12.3393	to	17.8606	7,569,396	3.05	1.35	to	2.30	27.50	to	28.74
2008	522,968	9.6189	to	13.9229	6,787,414	1.48	1.35	to	2.30	(43.92)	to	(43.38)
2007	481,311	17.0483	to	24.6766	11,058,472	0.93	1.35	to	2.25	10.26	to	11.28
2006	357,917	15.3754	to	22.2552	7,379,017	0.78	1.35	to	2.25	24.40	to	25.54
2005	171,687	12.2908	to	17.7904	2,823,350	0.53	1.35	to	2.25	13.59	to	14.63
SIS
2009	103,912	15.3644			1,596,523	10.25	1.40			25.92
2008	95,461	12.2021			1,164,835	8.05	1.40			(14.25)
2007	111,144	14.2304			1,581,623	5.23	1.40			2.05
2006	123,374	13.9445			1,720,388	6.26	1.40			5.24
2005	127,158	13.2500			1,684,849	7.04	1.40			0.49
SI1
2009	13,158	12.1983	to	14.1645	183,261	9.67	1.45	to	2.10	24.57	to	25.40
2008	13,401	9.7923	to	11.2957	148,865	7.68	1.45	to	2.10	(15.04)	to	(14.47)
2007	14,084	11.5258	to	13.2075	183,014	5.38	1.45	to	2.10	1.06	to	1.73
2006	16,089	11.4054	to	12.9828	205,987	5.31	1.45	to	2.10	4.22	to	4.91
2005	12,321	10.9434	to	12.3750	150,317	6.76	1.45	to	2.10	(0.52)	to	0.14
TE1
200912	245	10.9405			2,682	-	1.60			73.61
TRS
2009	746,976	20.3282	to	26.9622	16,396,471	4.01	1.40			16.46
2008	867,947	17.4549	to	23.1512	16,425,500	3.54	1.40			(22.64)
2007	1,149,982	22.5623	to	29.9254	28,113,159	3.04	1.40			2.87
2006	1,393,409	21.9322	to	29.0896	33,083,819	2.86	1.40			10.68
2005	1,702,854	19.8165	to	26.2834	36,706,948	2.71	1.40			1.60

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
MFJ
2009	5,871,776	$ 10.3809	to	$ 12.9150	$ 70,351,705	3.49%	1.35%	to	2.30%	15.10%	to	16.22%
2008	5,696,514	8.9825	to	11.1525	58,773,865	3.24	1.35	to	2.30	(23.55)	to	(22.80)
2007	5,914,285	11.7009	to	14.4978	79,496,513	2.68	1.35	to	2.30	1.67	to	2.66
2006	5,424,953	11.4617	to	14.1725	71,318,399	2.57	1.35	to	2.30	9.34	to	10.40
2005	4,829,607	10.4399	to	12.8828	58,024,496	2.20	1.35	to	2.30	0.45	to	1.43
UTS
2009	146,981	35.0914	to	47.0554	5,562,172	5.11	1.40			31.53
2008	190,390	26.6790	to	35.7748	5,460,585	1.91	1.40			(37.94)
2007	232,835	42.9859	to	57.6414	10,702,912	1.38	1.40			26.80
2006	287,598	33.9018	to	45.4603	10,428,555	3.09	1.40			30.46
2005	356,174	25.9861	to	34.8457	9,861,655	0.99	1.40			15.68
MFE
2009	289,208	16.4189	to	28.3347	6,719,710	3.95	1.35	to	2.10	30.30	to	31.30
2008	168,572	12.5494	to	21.6569	2,986,350	1.64	1.35	to	2.10	(38.58)	to	(38.11)
2007	107,110	20.3479	to	35.1151	3,079,694	1.11	1.35	to	2.10	25.58	to	26.54
2006	76,249	16.1374	to	27.8488	1,771,838	1.81	1.35	to	1.90	29.46	to	30.18
2005	23,573	12.4397	to	21.4676	421,576	0.69	1.35	to	1.90	14.76	to	15.46
MVS
2009	186,632	14.6404			2,732,401	1.83	1.40			18.83
2008	228,154	12.3205			2,810,982	2.01	1.40			(33.58)
2007	313,960	18.5488			5,823,456	1.61	1.40			6.43
2006	380,215	17.4286			6,626,533	1.57	1.40			19.29
2005	461,544	14.6101			6,743,170	1.40	1.40			5.13
MV1
200910	806,524	10.7218	to	14.0298	10,840,008	1.51	1.35	to	2.30	17.53	to	18.67
2008	475,349	9.0668	to	11.8642	5,431,912	1.34	1.35	to	2.30	(34.42)	to	(33.78)
2007	142,427	13.7406	to	17.9799	2,443,804	1.32	1.35	to	2.10	5.40	to	6.21
2006	122,386	12.9834	to	16.9891	1,964,208	1.19	1.35	to	2.10	18.13	to	19.04
2005	106,028	10.9459	to	14.3229	1,436,246	1.14	1.35	to	2.10	4.12	to	4.91
OBV
2009	174,163	6.7706	to	6.8786	1,186,479	-	1.35	to	1.90	19.29	to	19.96
2008	24,177	5.6811	to	5.7342	138,063	1.87	1.35	to	1.85	(44.66)	to	(44.38)
20077	7,452	10.2664	to	10.2923	76,539	-	1.55	to	1.85	2.66	to	2.92
OCA
2009	185,236	9.6358	to	12.1592	2,129,262	0.01	1.35	to	2.30	40.84	to	42.21
2008	171,541	6.7897	to	8.5808	1,393,299	-	1.35	to	2.30	(46.92)	to	(46.40)
2007	135,243	12.5517	to	16.0660	2,050,644	0.01	1.35	to	2.30	11.23	to	12.31
2006	143,656	11.2386	to	14.3557	1,943,044	0.17	1.35	to	2.30	5.21	to	6.23
2005	119,613	10.6384	to	13.5615	1,553,023	0.68	1.35	to	2.30	2.46	to	3.45

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
OGG
2009	259,287	$ 11.9239	to	$ 13.5726	$ 3,449,686	1.92%	1.35%	to	2.05%	36.50%	to	37.47%
2008	273,507	8.6913	to	9.8729	2,654,691	1.22	1.35	to	2.05	(41.56)	to	(41.14)
2007	229,578	14.6315	to	16.7736	3,793,678	1.01	1.35	to	2.10	3.84	to	4.64
2006	147,390	14.0614	to	16.0296	2,336,311	0.50	1.35	to	2.05	14.96	to	15.78
2005	34,077	12.2124	to	13.8445	465,228	0.48	1.35	to	1.90	11.90	to	12.52
OMG
2009	3,675,971	9.3654	to	11.6223	40,699,179	1.65	1.35	to	2.30	25.05	to	26.27
2008	4,348,582	7.4588	to	9.2374	38,309,707	1.20	1.35	to	2.30	(40.04)	to	(39.46)
2007	3,831,297	12.3894	to	15.3123	55,959,424	0.74	1.35	to	2.30	1.74	to	2.74
2006	2,671,731	12.1272	to	14.9576	38,000,053	0.74	1.35	to	2.30	12.13	to	13.21
2005	1,349,644	10.7716	to	13.2587	16,985,237	0.83	1.35	to	2.30	3.32	to	4.32
OMS
2009	67,515	10.4668	to	15.7240	905,824	0.68	1.35	to	2.30	33.73	to	35.03
2008	43,123	7.8327	to	11.6859	451,938	0.28	1.35	to	2.30	(39.44)	to	(38.84)
2007	45,278	12.8078	to	19.1768	764,125	0.17	1.35	to	2.10	(3.47)	to	(2.73)
2006	45,827	13.1673	to	19.7857	792,129	0.02	1.35	to	2.10	12.26	to	13.11
2005	18,961	13.5865	to	17.5539	311,642	-	1.35	to	2.10	7.42	to	8.24
PRA
2009	18,870	10.9720	to	11.2306	209,123	6.99	1.35	to	1.90	19.26	to	19.93
2008	19,887	9.1997	to	9.3641	184,358	6.19	1.35	to	1.90	(17.45)	to	(16.98)
2007	16,043	11.1562	to	11.2797	179,752	8.62	1.35	to	1.85	6.31	to	6.86
200618	8,418	10.4937	to	10.5558	88,639	7.06	1.35	to	1.85	2.73	to	3.25
PCR
2009	446,160	8.9015	to	9.2683	4,080,560	6.67	1.35	to	2.30	38.28	to	39.62
2008	284,403	6.4375	to	6.6383	1,869,803	6.43	1.35	to	2.30	(45.09)	to	(44.55)
2007	45,755	11.8281	to	11.9723	543,857	4.66	1.35	to	1.90	20.89	to	21.57
200618	35,770	9.7845	to	9.8483	350,898	6.37	1.35	to	1.90	(4.94)	to	(4.40)
PMB
2009	51,810	13.6618	to	22.3073	1,107,240	5.91	1.35	to	2.10	27.85	to	28.83
2008	37,492	10.6264	to	17.3159	626,201	6.55	1.35	to	1.90	(16.22)	to	(15.75)
2007	33,841	12.6389	to	20.5534	668,003	5.77	1.35	to	1.90	3.80	to	4.39
2006	27,761	12.1326	to	19.6898	526,080	5.39	1.35	to	1.90	7.21	to	7.80
2005	13,934	17.2965	to	18.2643	249,962	5.39	1.35	to	1.90	8.68	to	9.29
6TT
200913	317,301	10.6560	to	10.6863	3,385,886	1.43	1.35	to	2.10	6.56	to	6.86
PLD
200914	- -	-	to	-	- -	0.39	1.35	to	2.30	(1.46)	to	(1.32)
2008	4,750,913	10.1843	to	10.6962	49,919,791	4.09	1.35	to	2.30	(2.71)	to	(1.76)
2007	6,118,770	10.4683	to	10.8883	65,657,309	4.75	1.35	to	2.30	4.89	to	5.92
2006	3,653,967	9.9799	to	10.2799	37,139,469	4.25	1.35	to	2.30	1.59	to	2.58
2005	1,778,199	9.8235	to	10.0216	17,682,317	2.92	1.35	to	2.30	(1.30)	to	(0.35)

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
PRR
2009	582,269	$ 11.7042	to	$ 13.7669	$ 7,423,519	3.10%	1.35%	to	2.10%	15.91%	to	16.80%
2008	575,894	10.0567	to	11.8290	6,291,675	3.52	1.35	to	2.10	(9.01)	to	(8.31)
2007	250,112	11.0076	to	12.9475	2,981,191	4.66	1.35	to	2.05	8.39	to	9.17
2006	214,328	10.1193	to	11.9027	2,353,218	4.23	1.35	to	2.05	(1.34)	to	(0.64)
2005	201,615	10.2208	to	12.0220	2,221,542	2.88	1.35	to	2.05	0.01	to	0.72
PTR
2009	2,005,468	12.5805	to	14.0854	26,735,166	5.14	1.35	to	2.30	11.45	to	12.53
2008	1,665,592	11.2881	to	12.5613	19,781,522	4.50	1.35	to	2.30	2.38	to	3.38
2007	1,294,934	11.0251	to	12.1936	14,911,321	4.78	1.35	to	2.30	6.25	to	7.29
2006	318,132	10.3769	to	11.4062	3,463,992	4.45	1.35	to	2.30	1.47	to	2.45
2005	217,983	10.1738	to	11.1726	2,333,104	3.46	1.35	to	2.30	0.10	to	1.13
1XX
2009	51,370	11.5952	to	11.6946	599,331	-	1.35	to	2.05	28.69		29.61
20086	98	9.0136			885	-	1.85			(9.86)
3XX
200915	6,934	11.6840	to	11.7554	81,135	4.79	1.35	to	1.85	26.87	to	27.51
5XX
2009	434,278	10.8631	to	10.9627	4,739,999	1.62	1.35	to	2.10	6.08	to	6.89
20086	11,539	10.2444	to	10.2557	118,255	0.65	1.35	to	1.90	2.44	to	2.56
SVV
2009	2,057,007	8.0830	to	8.2595	16,827,227	0.20	1.35	to	2.10	26.31	to	27.28
2008	561,553	6.4232	to	6.4892	3,620,098	0.73	1.35	to	1.90	(39.11)	to	(38.77)
20077	86,687	10.5491	to	10.5978	916,005	0.40	1.35	to	1.90	5.49	to	5.98
2XX
2009	43,422	11.8981	to	12.0001	519,602	0.50	1.35	to	2.05	27.40	to	28.31
20086	1,844	9.3420			17,229	0.25	1.90			(6.58)
SGC
20093	651,142	8.6148	to	8.7592	5,667,534	1.21	1.35	to	2.25	22.86	to	23.99
20084	3,561	7.0472	to	7.0646	25,126	1.37	1.35	to	1.65	(29.53)	to	(29.35)
S13
2009	122,336	8.6089	to	8.7209	1,060,916	1.35	1.35	to	2.05	22.81	to	23.69
20084	22,370	7.0186	to	7.0506	157,235	1.02	1.35	to	1.90	(29.81)	to	(29.49)
SDC
200914	5,223,417	10.2587	to	10.4400	54,201,117	1.95	1.35	to	2.30	1.39	to	2.38
20084	216,623	10.1345	to	10.1975	2,204,350	1.30	1.35	to	2.10	1.35	to	1.97
S15
2009	613,355	10.2503	to	10.3929	6,334,178	1.79	1.35	to	2.10	1.35	to	2.12
20084	308,719	10.1308	to	10.1769	3,133,079	1.71	1.35	to	1.90	1.31	to	1.77
7XX
2009	2,714,757	12.2024	to	12.3144	33,296,186	0.03	1.35	to	2.10	21.05	to	21.98
20086	89,691	10.0846	to	10.0958	904,776	-	1.35	to	1.90	0.85	to	0.96

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
8XX
2009	2,173,129	$ 12.6568	to	$ 12.7730	$ 27,632,861	0.03%	1.35%	to	2.10%	24.09%	to	25.04%
20086	150,438	10.2037	to	10.2109	1,535,364	-	1.55	to	1.90	2.04	to	2.11
6XX
2009	1,610,235	11.5345	to	11.6404	18,668,148	0.04	1.35	to	2.10	16.71	to	17.61
20086	96,441	9.8868	to	9.8977	954,200	-	1.35	to	1.90	(1.13)	to	(1.02)
SLC
20092	3,511,012	8.3057	to	8.4529	29,493,817	0.62	1.35	to	2.30	15.13	to	16.26
S12
2009	91,060	8.2968	to	8.4047	760,292	0.75	1.35	to	2.05	15.00	to	15.82
20084	6,215	7.2236	to	7.2565	45,061	1.30	1.35	to	1.90	(27.76)	to	(27.44)
SSA
2009	102,514	8.4415	to	8.8315	889,378	1.05	1.35	to	2.10	18.31	to	19.22
2008	38,418	7.1580	to	7.4078	278,693	0.53	1.35	to	1.90	(38.35)	to	(38.00)
2007	19,544	11.5867	to	11.9483	230,398	0.66	1.35	to	1.90	(7.86)	to	(7.34)
2006	9,318	12.5498	to	12.8953	119,061	2.20	1.35	to	1.70	17.75	to	18.16
2005	966	10.6584	to	10.9132	10,453	-	1.35	to	1.70	(2.65)	to	(2.31)
VSC
2009	986,158	7.9101	to	8.0829	7,896,026	0.06	1.35	to	2.10	33.63	to	34.65
2008	1,125,312	5.9250	to	6.0027	6,713,412	0.02	1.35	to	2.05	(39.41)	to	(38.98)
20077	632,134	9.7793	to	9.8370	6,199,697	-	1.35	to	2.05	(2.21)	to	(1.63)
S14
2009	142,310	10.8316	to	10.9823	1,551,299	8.28	1.35	to	2.10	27.70	to	28.67
20084	68,512	8.4824	to	8.5351	583,314	6.59	1.35	to	2.10	(15.18)	to	(14.65)
4XX
2009	1,617,420	11.2367	to	11.3398	18,264,953	2.05	1.35	to	2.10	6.35	to	7.16
20086	49,619	10.5703	to	10.5820	524,737	0.27	1.35	to	1.90	5.70	to	5.82
S16
2009	191,514	9.4696	to	9.6015	1,827,269	0.03	1.35	to	2.10	27.23	to	28.20
20084	164,549	7.4461	to	7.4894	1,229,121	0.25	1.35	to	2.05	(25.54)	to	(25.11)
LGF
2009	27,672	7.5832	to	7.7405	212,194	0.29	1.35	to	1.90	34.48	to	35.23
2008	90,132	5.6390	to	5.7240	511,203	-	1.35	to	1.90	(45.36)	to	(45.06)
2007	9,399	10.3211	to	10.4178	97,470	-	1.35	to	1.90	4.74	to	5.33
200616	1,957	9.8538	to	9.8571	19,289	-	1.85	to	1.90	(1.46)	to	(1.43)
SC3
2009	19,917	12.4230	to	16.2432	308,282	3.47	1.35	to	2.30	27.09	to	28.33
2008	26,647	9.7201	to	12.7026	321,603	2.26	1.35	to	2.30	(46.01)	to	(45.48)
2007	23,761	17.9010	to	23.3818	524,245	1.38	1.35	to	2.30	(15.14)	to	(14.31)
2006	22,799	20.9766	to	27.3850	587,636	1.58	1.35	to	2.30	35.78	to	37.09
2005	31,220	15.3628	to	20.0460	589,534	1.53	1.35	to	2.30	7.16	to	8.19

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
SRE
2009	897,974	$ 9.5010	to	$ 10.9415	$ 9,548,795	3.05%	1.35%	to	2.30%	26.84%	to	28.07%
2008	1,059,263	7.4449	to	8.5432	8,824,033	1.96	1.35	to	2.30	(46.17)	to	(45.64)
2007	781,295	13.7448	to	15.7163	12,014,659	1.28	1.35	to	2.30	(15.34)	to	(14.51)
2006	410,253	16.1358	to	18.3844	7,400,362	1.38	1.35	to	2.30	35.47	to	36.78
2005	214,281	11.8388	to	13.4410	2,842,031	1.44	1.35	to	2.30	6.86	to	7.89
IGB
2009	372,402	10.6526	to	11.2972	4,119,285	4.08	1.35	to	2.10	18.09	to	18.99
2008	158,302	9.0790	to	9.4941	1,475,183	5.45	1.35	to	2.05	(14.49)	to	(13.87)
2007	148,438	10.5116	to	11.0236	1,613,411	5.02	1.35	to	1.90	1.53	to	2.11
2006	60,421	10.3528	to	10.7963	646,258	5.23	1.35	to	1.90	3.15	to	3.73
2005	9,809	10.0366	to	10.4083	100,797	4.53	1.35	to	1.90	(0.19)	to	0.36
CMM
20095	565,509	9.7895	to	10.6359	5,660,356	0.01	1.35	to	2.05	(2.04)	to	(1.34)
2008	137,854	9.9776	to	10.7798	1,411,080	1.35	1.35	to	1.90	(0.22)	to	0.62
2007	2,537	10.5634	to	10.7137	26,876	4.43	1.35	to	1.85	2.67	to	3.19
2006	4,289	10.2888	to	10.3821	44,249	6.76	1.35	to	1.85	2.41	to	2.93
200517	1,879	10.0463	to	10.0862	18,897	1.54	1.35	to	1.85	0.46	to	0.86
VKU
2009	120,518	9.9653	to	10.1041	1,209,621	3.16	1.35	to	2.10	19.92	to	20.83
20084	449	8.3378	to	8.3378	3,741	3.03	1.70	to	1.70	(16.62)	to	(16.62)
VKM
2009	88,967	9.6359	to	9.7612	862,564	-	1.35	to	2.05	54.14	to	55.24
20084	4,323	6.2617	to	6.2721	27,111	0.76	1.65	to	1.85	(37.38)	to	(37.28)
VKC
2009	18,134	8.8825	to	8.9980	161,825	0.93	1.35	to	2.05	36.31	to	37.28
20084	1,282	6.5274	to	6.5382	8,377	0.89	1.65	to	1.85	(34.73)	to	(34.62)
VLC
2009	239,021	7.7278	to	7.9424	1,876,427	4.34	1.35	to	2.30	25.45	to	26.67
2008	137,028	6.1599	to	6.2700	852,813	1.96	1.35	to	2.30	(37.29)	to	(36.67)
20077	75,897	9.8553	to	9.9008	748,948	-	1.35	to	1.90	(1.45)	to	(0.99)
WTF
2009	1,853	11.8282	to	12.1194	21,976	-	1.35	to	1.85	63.11	to	63.94
2008	2,435	7.2515	to	7.3924	17,691	-	1.35	to	1.85	(50.01)	to	(49.75)
2007	1,918	14.5063	to	14.7127	27,860	-	1.35	to	1.85	7.36	to	7.91
2006	2,020	13.5121	to	13.6344	27,330	0.24	1.35	to	1.85	17.49	to	18.09
200517	1,554	11.5003	to	11.5458	17,871	-	1.35	to	1.85	15.00	to	15.46

1 Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

2 Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

3 Ratio represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented.

4 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

5 Effective the end of the day Friday, September 25, 2009, AVW Sub-Account was liquidated.  Any money still in the fund was transferred to CMM Sub-Account.

6 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

7 For the period March 5, 2007 (commencement of operations) through December 31, 2007.

8 Effective February 23, 2009, LA1was closed and merged into SLC Sub-Account.

9 Effective February 23, 2009, LA2 was closed and merged into SGC Sub-Account.

10 Effective December 2, 2009, CAS and MFD Sub-Accounts were closed to all investments except transfers/liquidations out of the fund; liquidation occurred on December 4, 2009 and funds were merged into MIS Sub-Account.

11 Effective June 29, 2009, SVS Sub-Account was closed and merged with MV1 Sub-Account.

12 Commencement of operations was August 27, 2001; first activity in 2009.

13 For the period August 17, 2009 (commencement of operations) through December 31, 2009.

14 Effective February 23, 2009, PLD Sub-Account was closed and merged into the SDC Sub-Account.

15 Commencement of operations was October 6, 2008; first activity in 2009.

16 For the period May 1, 2006 (commencement of operations) through December 31, 2006.

17 For the period April 25, 2005 (commencement of operations) through December 31, 2005.

18 Commencement of operations was April 25, 2005; first activity in 2006.

19 Commencement of operations was October 31, 2005; first activity in 2006.

10. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.  The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

PART C
OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	The following Financial Statements are included in the Registration Statement:

	A.	Condensed Financial Information – Accumulation Unit Values (Part A)

	B.	Financial Statements of the Depositor (Part B)

Audited:

		1.	Report of Independent Registered Public Accounting Firm;
		2.	Statements of Income, Years Ended December 31, 2009, 2008 and 2007;
		3.	Consolidated Balance Sheets, December 31, 2009 and 2008;
		4.	Statements of Comprehensive Income, Years Ended December 31, 2009, 2008 and 2007;
		5.	Statements of Stockholder's Equity, Years Ended December 31, 2009, 2008 and 2007;
		6.	Statements of Cash Flows, Years Ended December 31, 2009, 2008 and 2007; and
		7.	Notes to Financial Statements.

	C.	Financial Statements of the Registrant (Part B)

		1.	Report of Independent Registered Public Accounting Firm;
		2.	Statement of Assets and Liabilities, December 31, 2009;
		3.	Statement of Operations, Year Ended December 31, 2009;
		4.	Statements of Changes in Net Assets, Years Ended December 31, 2009 and December 31, 2008; and
		5.	Notes to Financial Statements.

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

(1)
Resolution of the Board of Directors of the depositor dated December 3, 1984, authorizing the establishment of the Registrant (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of the Registrant on Form N-4, File No. 333-05037, filed March 29, 2000);

(2)	Not applicable;

(3)(a)
Marketing Coordination Agreement between the Depositor, MFS Fund Distributors, Inc. and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-05037, filed March 29, 2000);

(3)(b)
Principal Underwriting Agreement between Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc., dated February 1, 2003 (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 333-100475, filed on May 1, 2009);

(3)(c)(i)
Specimen Sales Operations and General Agent Agreement (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement n Form N-4, File No. 333-05037, filed March 29, 2000);

(3)(c)(ii)
Specimen Broker-Dealer Supervisory and Service Agent Agreement (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-05037, filed March 29, 2000);

(3)(c)(iii)
Specimen Broker-Dealer Supervisory and Service Agent Agreement (Type 4) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-05037, filed March 29, 2000);

(3)(d)(i)
Administrative Services Agreement by and between Sun Life Assurance Company of Canada, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York, dated November 21, 2000 (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105437, filed on May 21, 2003);

(3)(d)(ii)
Amendment No. 1, dated January 1, 2002, to the Administrative Services Agreement by and between Sun Life Assurance Company of Canada, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York, dated November 21, 2000 (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on From N-4, File No. 333-119151, filed on May 2, 2005);

(4)(a)
Specimen Flexible Payment Deferred Combination Variable and Fixed Individual Annuity Contract (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-100475, filed December 31, 2002);

(4)(b)
Specimen Secured Returns for Life Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(a) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 3, 2006);

(4)(c)
Specimen Income ON Demand Benefit Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(a) (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-83516, filed on September 22, 2006);

(4)(d)
Specimen Retirement Asset Protector Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(a) (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-83516, filed on September 22, 2006);

(4)(e)
Specimen Retirement Income Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(a) (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4, File No. 333-107983, filed on February 28, 2008);

(4)(f)
Specimen Retirement Income Escalator II Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(a) (Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, File No. 333-107983, filed on July 29, 2008);

(4)(g)
Specimen Income ON Demand II Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(a) (Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, File No. 333-107983, filed on July 29, 2008);

(4)(h)
Specimen Income ON Demand II Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(a) (Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, File No. 333-107983, filed on July 29, 2008);

(4)(i)
Specimen Income ON Demand II Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(a) (Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, File No. 333-107983, filed on July 29, 2008);

(4)(j)
Specimen Income ON Demand III Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(a) (Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, File No. 333-100475, filed on June 23, 2009);

(4)(k)
Specimen Sun Income Riser Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(a) (Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, File No. 333-100475, filed on June 23, 2009);

(5)
Specimen Application used with the variable annuity contract filed as Exhibit (4) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-100475, filed December 31, 2002);

(6)	Charter and By-Laws of the Depositor (Incorporated herein by reference to the Depositor's Quarterly Report on Form 10-Q, File No. 333-01079, filed on May 14, 2004);

(7)	Not Applicable;

(8)(a)
Amended and Restated Participation Agreement by and among MFS/Sun Life Services Trust, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-107983, filed on May 28, 2004);

(8)(b)
Participation Agreement dated April 17, 2000 by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Insurance and Annuity Company of New York on behalf of itself and its separate accounts, and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 23 to Registration Statement on Form N-4, File No. 333-67864, filed November 6, 2002);

(8)(c)
Amended and Restated Participation Agreement dated December 18, 2004, by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed on April 28, 2005);

(8)(d)
Participation Agreement dated April 30, 2001 by and among Rydex Variable Trust, Rydex Distributors, Inc., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-82957, filed July 27, 2001);

(8)(e)
Amended and Restated Participation Agreement dated September 1, 2004 among Variable Insurance Products Funds, Fidelity Distributors Corporation and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-119151, filed on May 2, 2005);

(8)(f)
Participation Agreement dated September 1, 2001 by and among Sun Life Insurance and Annuity Company of New York, Clarendon Insurance Agency, Inc., Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4, File No. 333-67864, filed November 6, 2002);

(8)(g)
Participation Agreement dated February 17, 1998 by and among Lord Abbett Series Fund Inc., Lord Abbett & Co., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4, File No. 333-67864, filed November 6, 2002);

(8)(h)
Participation Agreement dated September 16, 2002 by and among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed on December 31, 2002);

(8)(i)
Participation Agreement by and among Liberty Variable Investment Trust, Columbia Funds Distributor, Inc., Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed on April 28, 2005);

(8)(j)
Participation Agreement among MFS Variable Insurance Trust, Sun Life Insurance and Annuity Company of New York, on behalf of itself and its Separate Accounts, and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102274, filed on December 31, 2002);

(8)(k)
Participation Agreement among SteinRoe Variable Investment Trust, Liberty Funds Distributor, Inc. and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102274, filed on December 31, 2002);

(8)(l)
Participation Agreement by and among Wanger Advisors Trust, Columbia Funds Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed on April 28, 2005);

(8)(m)
Participation Agreement among Oppenheimer Variable Account Funds, Oppenheimerfunds, Inc. and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-107983, filed on May 28, 2004);

(8)(n)
Participation Agreement Among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(o)
Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(8)(p)
Participation Agreement, dated August 6, 2004, by and among Sun Life Insurance and Annuity Company of New York, Van Kampen Life Investments Trust, Van Kampen Funds Inc., and Van Kampen Asset Management. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life (NY) Variable Account D on Form N-6, File No. 333-105438, filed on May 2, 2005);

(8)(q)
Participation Agreement, dated May 1, 2004, by and among Sun Life Insurance and Annuity Company of New York, The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Sun Life (NY) Variable Account J on Form N-6, File No. 333-136435, filed on January 18, 2007);

(8)(r)
Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-111688, filed with the Securities and Exchange Commission on December 30, 2005);

(8)(r)(1)
Amendment 1, dated October 1, 2006, to the Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment 1 to the Registration Statement of Sun Life (N.Y.) Variable Account J on Form N-6, Exhibit 15b, File No. 333-136435, filed with the Securities and Exchange Commission on April 27, 2007);

(9)
Opinion and Consent of Counsel as to legality of securities being registered (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 333-100475, filed on April 27, 2009);

(10)(a)	Consent of Independent Registered Public Accounting Firm;*

(10)(b)	Representation of Counsel pursuant to Rule 485(b);*

(11)	None;

(12)	Not Applicable;

(13)	Schedule for Computation of Performance Quotations (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of the Registrant on Form N-4, File No. 333-05037);

(14)	Not Applicable;

(15)(a)	Powers of Attorney;*

(15)(b)
Resolution of the Board of Directors of the depositor dated March 26, 2008, authorizing the use of powers of attorney for Officer signatures (Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-4, File No. 333-107983, filed on February 27, 2009);

(16)
Organizational Chart (Incorporated herein by reference to Post-Effective Amendment No. 38 to the Registration Statement of  Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed on April 27, 2010).

* Filed herewith

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address*	Positions and Offices With Depositor

Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Counsel and Director

John T. Donnelly Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director

Ronald H. Friesen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Financial Officer and Treasurer and Director

Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Actuary and Director

Leila Heckman Mesirow Financial 405 Lexington Avenue, 40th Floor New York, NY 10174	Director

Donald B. Henderson, Jr. Dewey & LeBoeuf LLP 125 West 55th Street New York, NY 10019	Director

Michael K. Moran Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director

Peter R. O'Flinn 344 Cream Hill Road West Cornwall, CT 06796	Director

Westley V. Thompson Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	President, SLF U.S. and Director and Chairman

Barbara Z. Shattuck Shattuck Hammond Partners LLC 630 Fifth Avenue, Suite 2950 New York, NY 10019	Director

Michael E. Shunney Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and General Manager, Employee Benefits Group

David K. Stevenson 47 Village Avenue, Unit 301 Dedham, MA 02026	Director

Janet V. Whitehouse Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and General Manager, Individual Life Insurance

Michael S. Bloom Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Assistant Vice President and Senior Counsel and Secretary

Priscilla S. Brown Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Head of U.S. Marketing

Stephen L. Deschenes Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Manager, Annuities

Terrence J. Mullen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	President, Sun Life Financial Distributors

Stephen C. Peacher Sun Life Assurance Company of Canada 150 King Street West Toronto, ON M5H 1J9	Executive Vice President and Chief Investment Officer

Sean N. Woodroffe Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Human Resources

John R. Wright Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Executive Vice President, Sun Life Financial U.S. Operations

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Insurance and Annuity Company of New York, a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) which is ultimately controlled by Sun Life Financial Inc.

The organization chart of Sun Life Financial is incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account F, File No. 333-83516, filed April 27, 2010.

None of the companies listed is a subsidiary of the Registrant, therefore the only financial statements being filed are those of Sun Life Insurance and Annuity Company of New York.

Item 27. NUMBER OF CONTRACT OWNERS

As of March 31, 2010 there were 45 qualified and 83 non-qualified Contracts issued and outstanding.

Item 28. INDEMNIFICATION

Article 5, Section 5.6 of the By-laws of Sun Life Insurance and Annuity Company of New York, a copy of which was filed as Exhibit A.(6)(b) to the Registration Statement of the Registrant on Form N-8B-2 (File No. 811-4440), provides for indemnification of directors, officers and employees of Sun Life Insurance and Annuity Company of New York.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Insurance and Annuity Company of New York pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (N.Y.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (N.Y.) of expenses incurred or paid by a director, officer, or controlling person of Sun Life (N.Y.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (N.Y.) will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, G, I, and K Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, D,  J, and N and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, and Total Return Variable Account.

(b)	Name and Principal	Position and Offices
	Business Address*	with Underwriter

	Terrance J. Mullen	President and Director
	Scott M. Davis	Director
	Ronald H. Friesen	Director
	Michael S. Bloom	Secretary
	Ann B. Teixeira	Assistant Vice President, Compliance
	Kathleen T. Baron	Chief Compliance Officer
	William T. Evers	Assistant Vice President and Senior Counsel
	Jane F. Jette	Financial/Operations Principal and Treasurer
	Michelle D'Albero	Counsel
	Matthew S. MacMillen	Tax Officer

*The principal business address of all directors and officers of the principal underwriter is, One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(c)  Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Sun Life Insurance and Annuity Company of New York, in whole or in part, at its Home Office at 60 East 42nd Street, Suite 1115, New York, New York 10165, at the offices of Clarendon Insurance Agency, Inc. at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, or at the offices of Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Item 31. MANAGEMENT SERVICES

Not Applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:

(a)
To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)
To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)
Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Sun Life (N.Y.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 27th day of April, 2010.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C
(Registrant)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Depositor)

By: /s/ Westley V. Thompson*
Westley V. Thompson
President, SLF U.S.

*By:	/s/ Elizabeth B. Love
Elizabeth B. Love
Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities with the Depositor, Sun Life Insurance and Annuity Company of New York, and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Westley V. Thompson*	President, SLF U.S. and Director	April 27, 2010
Westley V. Thompson	(Principal Executive Officer)

/s/ Ronald H. Friesen*	Vice President and Chief Financial Officer and	April 27, 2010
Ronald H. Friesen	Treasurer and Director
(Principal Financial Officer)

/s/ Douglas C. Miller*	Vice President and Controller	April 27, 2010
Douglas C. Miller	(Principal Accounting Officer)

*By: /s/ Elizabeth B. Love	Attorney-in-Fact for:	April 27, 2010
Elizabeth B. Love
Peter R. O'Flinn, Director
David K. Stevenson, Director
Scott M. Davis, Director
John T. Donnelly, Director
Keith Gubbay, Director
Michael K. Moran, Director
Michael E. Shunney, Director
Janet V. Whitehouse, Director

*Elizabeth B. Love has signed this document on the indicated date on behalf of the above Directors of the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-4, File No. 333-107983, filed on February 27, 2009. Powers of attorney are included herein as Exhibit (15)(a).

EXHIBIT INDEX

(10)(a)	Consent of Independent Registered Public Accounting Firm

(10)(b)	Representation of Counsel pursuant to Rule 485(b)

(15)(a)	Powers of Attorney